INFORMATION STATEMENT
PURSUANT TO SECTION 14 (C)
OF
THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 2)

Check the appropriate box:

☒	Preliminary information statement

☐	Confidential, for Use of the Commission Only

☐	Definitive information statement

FLORHAM CONSULTING CORP.
(Name of Company as Specified in its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: Not Applicable.

(2)	Aggregate number of securities to which transaction applies: Not Applicable.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.

(4)	Proposed maximum aggregate value of transaction: Not Applicable.

(5)	Total fee paid: Not Applicable.

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: Not Applicable.

(2)	Form, Schedule or Registration Statement No. : Not Applicable.

(3)	Filing Party: Not Applicable.

(4)	Date Filed: Not Applicable.

FLORHAM CONSULTING CORP.
845 Third Avenue, 6th Floor
New York, New York 10022

NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

February [   ], 2010

Dear Stockholder:

Florham Consulting Corp. (the “Company”, “we”, “us”, or “our”) is providing to you the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding shares of common stock have executed and delivered a written consent to effect the following corporate actions:

(1)
Adopt a certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 16, 2009 by and among the Company, Educational Investors, Inc., a Delaware corporation (“EII”), EII Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Mergerco”), Kinder Investments, LP, a Delaware limited partnership, Sanjo Squared, LLC, a Delaware limited liability company, Joseph J. Bianco and Anil Narang, pursuant to which Mergerco was merged with and into EII at the effective time of the merger, the separate corporate existence of Mergerco ceased, EII continued as the surviving corporation of the merger, and EII became a direct wholly-owned subsidiary of the Company (the “Reverse Merger”);

(2)	Amend and restate our Certificate of Incorporation to change our corporate name to “Educational Investors Corp.” (the “Name Change”);
(3)
Amend and restate our Certificate of Incorporation to increase our number of authorized shares of common stock, par value $.0001 per share (the “Common Stock”), to 50,000,000 shares (the “Share Capital Increase”); and

(4)	Adopt our 2009 Stock Incentive Plan (the “2009 Plan”).

Stockholders of record at the close of business on January 6, 2010 (the “Record Date”) are entitled to notice of this stockholder action by written consent. Stockholders representing a majority of our issued and outstanding shares of Common Stock have consented in writing to the actions to be taken. Accordingly, your approval is not required and is not being sought. Moreover, you will not have dissenters' rights.

Please read this notice carefully. It describes the Reverse Merger, the Name Change, the Share Capital Increase, and the 2009 Plan and contains certain related information. Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

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Absent any comments from the Securities and Exchange Commission regarding this Information Statement, we expect these corporate actions (other than the Reverse Merger) to become effective on the 20th day after the mailing of this Information Statement to our stockholders of record (the “Effective Date”).

The Information Statement is being provided to you for information purposes only as it relates to the Reverse Merger, our Amended and Restated Certificate of Incorporation and the 2009 Plan. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

We are first mailing this statement on February [ ], 2010.  We anticipate that the Amended and Restated Certificate of Incorporation will become effective on or after February [  ], 2010.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Very truly yours,

Joseph J. Bianco
Chief Executive Officer and Chairman

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INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES AND EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

This Information Statement is being mailed to inform the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders of the outstanding shares of common stock, par value $.0001 per share (the “Common Stock”), of Florham Consulting Corp., a Delaware corporation (the “Company”, “Florham”, “we”, “us”, or “our”). The purpose of this Information Statement is to provide notice under Delaware law and the rules of the Commission that a majority of the Company's stockholders have, by written consent in lieu of a meeting, approved the following corporate actions:

(1)
Adopt a certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 16, 2009 by and among the Company, Educational Investors, Inc., a Delaware corporation (“EII”), EII Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Mergerco”), Kinder Investments, LP, a Delaware limited partnership, Sanjo Squared, LLC, a Delaware limited liability company, Joseph J. Bianco and Anil Narang, pursuant to which Mergerco was merged with and into EII at the effective time of the merger, the separate corporate existence of Mergerco ceased, EII continued as the surviving corporation of the merger, and EII became a direct wholly-owned subsidiary of the Company (the “Reverse Merger”);

(2)	Amend and restate our Certificate of Incorporation to change our corporate name to “Educational Investors Corp.” (the “Name Change”);
(3)
Amend and restate our Certificate of Incorporation to increase our number of authorized shares of common stock, par value $.0001 per share (the “Common Stock”), to 50,000,000 shares (the “Share Capital Increase”); and

(4)	Adopt our 2009 Stock Incentive Plan (the “2009 Plan”).

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As the Board of Directors of the Company (the “Board”) and a majority of the Company's stockholders have already approved of the Reverse Merger, the Amended and Restated Certificate of Incorporation and the 2009 Plan by written consent, the Company is not seeking approval for the Reverse Merger, the Amended and Restated Certificate of Incorporation and the 2009 Plan from any of the Company's remaining stockholders, and the Company's remaining stockholders will not be given an opportunity to vote on the Reverse Merger, the Amended and Restated Certificate of Incorporation or the 2009 Plan. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company's stockholders of the 2009 Plan and the Amended and Restated Certificate of Incorporation effecting the Name Change and the Share Capital Increase as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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EXPECTED DATE FOR EFFECTING THE NAME CHANGE,
SHARE CAPITAL INCREASE AND 2009 PLAN

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Name Change, Share Capital Increase and the 2009 Plan cannot be effected until 20 days after the date that the Definitive Information Statement is sent to the Company's stockholders. The effective date of the Reverse Merger was December 31, 2009. This Preliminary Information Statement is being filed with the Securities and Exchange Commission on the date hereof. A Definitive Information Statement is being mailed on or about February [  ], 2010 (the “Mailing Date”) to the stockholders of the Company as of the close of business on January 6, 2010 (the “Record Date”). The Company expects to effect the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State and the adoption of the 2009 Plan approximately 20 days after the Mailing Date. The effective date of the Amended and Restated Certificate of Incorporation and the 2009 Plan therefore, is expected to be on or after February [  ], 2010.

Recent Developments

In addition to the Merger Agreement (as described below), on December 16, 2009, EII entered into an Interest  Purchase Agreement (“Purchase Agreement”) with the members of Training Direct and Florham pursuant to which EII acquired all outstanding membership interests, on a fully diluted basis, of Training Direct (the “Subject Interests”) in exchange for (a) $200,000 cash, (b) shares of Florham's Common Stock having a deemed value of  $600,000 (the “Acquisition Shares”), with such number of Acquisition Shares to be determined by dividing $600,000 by the “Discounted VWAP” (as defined below) for the twenty (20) “Trading Days” (as defined below) immediately following the consummation of the Reverse Merger, and (c) shares of Florham’s  Common Stock having a deemed value of $300,000 (the “Escrow Shares”), with such number of Escrow Shares to be determined by dividing $300,000 by the Discounted VWAP for the twenty (20) Trading Days immediately following the consummation of the Reverse Merger. The Escrow Shares will be held in escrow and released therefrom as provided in the Purchase Agreement. “Discounted VWAP” is defined in the Purchase Agreement as seventy percent (70%) of the “VWAP” of Florham's Common Stock, but in no event less than $0.40 per share. “VWAP” is defined in the Purchase Agreement as a fraction, the numerator of which is the sum of the product of (i) the closing trading price for Florham's Common Stock on the applicable national securities exchange on each Trading Day of the twenty (20) Trading Days following the consummation of the Reverse Merger, and (ii) the volume of Florham's Common Stock on the  applicable national securities exchange for each such day and the denominator of which is the total volume of Florham's Common Stock on the applicable national securities exchange during such twenty day period, each as reported by Bloomberg Reporting Service or other recognized market price reporting  service. “Trading Day” is defined in the Purchase Agreement as any day on which the New York Stock Exchange or other national securities exchange on which Florham’s Common Stock trades is open for trading.

The closing of the Purchase Agreement was subject to a number of conditions including, without limitation, approval of the change of ownership of Training Direct by the Connecticut Department of Higher Education, the execution by the Company, EII and the EII Securityholders of all documents  necessary to affect the Reverse Merger, approval of the Purchase Agreement by the Board of Directors of EII and the board of managers of Training Direct and execution of a certain employment agreement and consulting agreement. On December 31, 2009, the parties to the Purchase Agreement deemed all closing conditions to be satisfied and accordingly, the purchase and sale of the Subject Interests was consummated.

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Reverse Merger

Our Board of Directors, by written consent dated as of December 23, 2009, approved the Reverse Merger and the consummation of the transactions contemplated in the Merger Agreement; shareholders owning 52.97% of our outstanding shares of Common Stock approved the Reverse Merger and the consummation of the transactions contemplated in the Merger Agreement by written consent on December 31, 2009.  The following shareholders, holding an aggregate of 88,300 shares constituting 52.97% of our 166,700 shares of outstanding Common Stock, voted in favor of the Reverse Merger:

Name	Number of Shares
David Stahler	53,600
Krovim LLC	5,000
Pamela Turkel	5,000
Pamela Katz	4,000
Rosalind Davidowitz	5,300
Esther Stahler	5,200
Ruki Renov	5,200
Ruth Robles	5,000
TOTAL:	88,300

Material Terms of the Reverse Merger

The following summary of the material provisions of the Reverse Merger is qualified by reference to the complete text of the Merger Agreement (as defined below), a copy of which has been included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2010, a copy of which is annexed hereto as Exhibit C and incorporated herein by reference. All shareholders are encouraged to read such agreement in its entirety for a more complete description of the terms and conditions of the Reverse Merger.

Such agreement contains representations and warranties that Florham, EII, and the other parties thereto have made to one another for the benefit of these parties only, and may not be relied upon by any other person. The assertions embodied in the representations and warranties contained in such agreement are qualified by information in disclosure schedules to such agreement, if applicable. While we do not believe that the disclosure schedules contain information that we are required to disclose according to any applicable securities laws, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in such agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important part to the underlying disclosure schedules. The disclosure schedules contain nonpublic information. Information concerning the subject matter of the representations and warranties may have changed since the date of such agreement, and subsequent information may or may not be fully reflected in our public disclosures.

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The Agreement and Plan of Merger

On December 16, 2009, Florham executed an agreement and plan of merger (the “Merger Agreement”) among Florham, EII Acquisition Corp. (a newly formed acquisition subsidiary of Florham) (“Mergerco”), Educational Investors, Inc. (“EII”) and its security holders, Sanjo Squared, LLC, Kinder Investments, LP, Joseph Bianco and Anil Narang (collectively, the “EII Securityholders”) pursuant to which Mergerco was merged with and into EII, with EII as the surviving corporation of the merger (the “Reverse Merger”), as a result of which EII became a wholly-owned subsidiary of Florham. Under the terms of the Merger Agreement, the EII Securityholders received (i) an aggregate of 6,000,000 shares of Florham's Common Stock, (ii) options to acquire 2,558,968 additional shares of Florham’s Common Stock, fifty percent (50%) of which have an initial exercise price of $0.50 per share and fifty percent (50%) of which have an initial exercise price of $0.228 per share, subject to certain performance targets set forth in the Merger Agreement, and (iii) 250,000 shares of Florham’s Series A Preferred Stock, with each share of Florham's Series A Preferred Stock automatically convertible into 49.11333 shares of Florham's Common Stock upon the filing by Florham of an amendment to its certificate of incorporation which increases the authorized shares of Florham's Common Stock to at least 50,000,000. For a more complete description of the terms of the Series A Preferred Stock, see “Description of Securities” in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2010, a copy of which is annexed hereto as Exhibit C and incorporated herein by reference.

It is pursuant to the Merger Agreement that we agreed to effect the other corporate actions discussed herein.

EII was incorporated in the State of Delaware on July 20, 2009 for the purpose of acquiring vocational, training and technical schools, with an initial emphasis on the health care and medical industries. EII’s wholly-owned subsidiary, Valley Anesthesia, Inc., was incorporated on July 15, 2009 in the State of Delaware and has its corporate offices located in New York, New York. Effective August 20, 2009, Valley Anesthesia, Inc. purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. for an aggregate purchase price of $3,838,215, plus certain contingent payments which are subject to the achievement of predetermined operating milestones. EII, through Valley, provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.

Until consummation of the Reverse Merger, Florham was a publicly reporting Delaware corporation offering Internet professional services, including providing its clients with an integrated set of strategic creative and technology services that enable such clients to effect and maximize their Internet business.  As a result of the Reverse Merger, Florham will carry out the business and operations of the EII group.

At the closing of the Reverse Merger, all present officers of Florham have resigned and Joseph Bianco was appointed as the Chief Executive Officer of the Company, Anil Narang was appointed as the President and Chief Operating Officer of the Company, and Kellis Veach was appointed as the Chief Financial Officer and Secretary of the Company. In addition, our sole director resigned and Joseph Bianco, Anil Narang, Dov Perlysky, Howard Spindel and David Cohen were appointed as Directors of the Company, with such resignation and appointments effective on January 22, 2010, which represents the tenth day after mailing our Information Statement on Schedule 14f-1 to our shareholders of record.

Pursuant to the terms of the Reverse Merger, Florham has agreed to cause (i) the shares of Common Stock issued and outstanding prior to the effective time of the Reverse Merger; and (ii) 930,000 shares of Common Stock issuable upon exercise of warrants expiring on June 30, 2016 at an exercise price of $0.05 per share, to be registered for resale under the Securities Act of 1933 as soon as practicable following the effective time of the Reverse Merger.

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As a result of the Reverse Merger, we believe we are no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Representations and Warranties

The Merger Agreement contains representations and warranties of EII and the EII Securityholders, and of Florham, relating to, among other things (a) organization and good standing: ownership of shares; (b) capitalization; (c) financial statements, books and records; (d) access to records; (e) material adverse changes; (f) taxes; (g) compliance with laws; (h) insurance; (i) actions and proceedings; (j) tangible assets; and (k) brokers or finders.

Covenants and Agreements

The Merger Agreement contains covenants and agreements of EII and the EII Securityholders, and of Florham, to use their best efforts to, among other things: (a) cause the shares of Common Stock issued and outstanding prior to the effective time of the Reverse Merger, and 930,000 shares of Common Stock issuable upon exercise of warrants expiring on June 30, 2016 at an exercise price of $0.05 per share, to be registered for resale under the Securities Act of 1933 as soon as practicable following the effective time of the Reverse Merger; (b) cause the board of directors of the Company to consist of 5 persons, all of whom shall be designated by the EII Securityholders; (c) approve the establishment of the 2009 Plan; and (d) consent to the Reverse Merger and the transactions contemplated by the Merger Agreement.

Conditions to Closing

The closing of the transactions contemplated by the Merger Agreement were subject to a number of conditions including, without limitation, completion of due diligence, approval of the Merger Agreement by the Boards of Directors of EII and Florham and the prior or simultaneous closing of the Purchase Agreement. On December 31, 2009, the parties to the Merger Agreement deemed all closing conditions to be satisfied and accordingly, the Reverse Merger was consummated.

Termination of the Merger Agreement

If the closing of the Reverse Merger did not occur by the close of business on March 31, 2010, the transactions contemplated by the Merger Agreement could have been terminated and/or abandoned by any party thereto by written notice to such effect to the other parties thereto, unless the reason for the closing of the Reverse Merger having not occurred is (i) such terminating party’s willful breach of the provisions of the Merger Agreement, or (ii) assuming all conditions to closing have been satisfied or waived in writing, such terminating party fails or otherwise refuses to close the transactions contemplated by the Merger Agreement.

Lock-Up Agreements

Pursuant to certain lock-up agreements entered into on December 31, 2009, all of the Florham shares of Common Stock owned or to be owned by the management shareholders (directly or indirectly) are restricted from public or private sale for a period of twelve months following the effective date of the Reverse Merger (December 31, 2009).

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Assignment and Assumption Agreements

On December 31, 2009, Florham entered into certain Assignment and Assumption Agreements with EII, Joseph Bianco, Anil Narang and Kellis Veach under which EII assigned to Florham all of EII’s rights, title and interest, and delegated all of its obligations and liabilities, to each of the Bianco, Narang and Veach Employment Agreements to Florham. In addition, Florham assumed all covenants, agreements, and other obligations to be performed by EII under the Bianco, Narang and Veach Employment Agreements, and Messrs Bianco, Narang and Veach each consented to the Assignment and Assumption Agreement applicable to him. For a complete description of the Bianco, Narang and Veach Employment Agreements, see our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2010, a copy of which is annexed hereto as Exhibit C and incorporated herein by reference, beginning on page 51.

Management and Director/Consultant Stock Option Agreements

On December 31, 2009, we entered into certain management and director/consultant stock option agreements.  The terms of such stock options are set forth in this Statement under the heading “2009 Plan – Awards Granted”.

Public Announcements

The parties with respect to each of Reverse Merger cooperated with one another in making public announcements concerning the transactions contemplated by the Merger Agreement.

Our Company after the Reverse Merger

For a chart which sets forth our organizational structure after the Reverse Merger, see page 7 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2010, a copy of which is annexed hereto as Exhibit C and incorporated herein by reference.

Background

The terms of the Reverse Merger were the result of arms’ length negotiations between our representatives and representatives of EII.

EII was introduced to Florham by Mr. Dov Perlysky.  Mr. Perlysky is a director of EII and also is the managing member of the General Partner of Kinder Investments LP, which is a shareholder of EII.  Mr. Perlysky is also a minority shareholder of Florham.

Mr. Perlysky met with Mr. David Stahler, Florham’s former President, Treasurer, Secretary and Sole Director, at Mr. Stahler’s home on September 8, 2009 and September 21, 2009, to tell him about EII and its aspirations to merge with a public company.  During the week of October 19, 2009, Mr. Perlysky, on behalf of Mr. Stahler, had a phone conversation with Anil Narang, President of EII, and Joseph J. Bianco, Chairman of EII, to discuss a possible reverse merger transaction between EII and Florham.

On November 23, 2009, the parties executed a non-binding letter of intent in connection with the proposed terms of the Reverse Merger transaction.

On December 16, 2009, we filed a certificate of incorporation for Mergerco with the Secretary of State of the State of Delaware.

On December 16, 2009, we executed the Merger Agreement with Mergerco, EII and the EII Securityholders.

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On December 23, 2009 and December 31, 2009, respectively, our Board of Directors and the holders of a majority of the issued and outstanding shares of Common Stock consented in writing to approve (i) the Merger Agreement and the transactions contemplated therein, including, without limitation, the Reverse Merger, (ii) the Name Change; (iii) the Share Capital Increase; and (iv) the 2009 Plan.

On December 23, 2009, we filed the Certificate of Designation, Preferences and Rights to our Series A Convertible Preferred Stock with the Secretary of State of the State of Delaware.

On December 24, 2009, the Board of Directors of EII consented in writing to approve the Merger Agreement and the transactions contemplated therein, including, without limitation, the Reverse Merger.

On December 28, 2009, we filed a Certificate of Merger with the Secretary of State of the State of Delaware pursuant to which Mergerco was merged with and into EII, with EII as the surviving corporation of the merger, effective as of December 31, 2009.

On December 31, 2009, David Stahler resigned as our President, Treasurer and Secretary, effective immediately, and tendered his resignation as our Sole Director effective on the 10th day following the mailing of our Information Statement on Schedule 14f-1 to our shareholders of record.

On December 31, 2009, an aggregate of 6,000,000 shares of Florham's Common Stock and an aggregate of 250,000 shares of Florham’s Series A Preferred Stock were issued to the EII Securityholders.

On December 31, 2009, we executed certain agreements contemplated by the Merger Agreement, including, without limitation (i) Assignment and Assumption Agreements related to the Employment Agreements of each of Joseph J. Bianco, Anil Narang and Kellis Veach; and (ii) certain Management and Director/Consultant Stock Option Agreements.

On December 31, 2009, the parties to the Merger Agreement deemed all closing conditions to be satisfied and the Reverse Merger was consummated.

On January 7, 2010, we filed our Current Report on Form 8-K.

On January 11, 2010, we filed our Information Statement on Schedule 14f-1, and mailed such Information Statement to our shareholders of record on January 12, 2010.

Board Consideration and Approval

In order to enable the board of directors to ascertain the reasonableness of the range of consideration negotiated, we conducted a due diligence review of the EII group that included industry analysis, their existing business models, valuation analysis and financial projections. While no single factor determined the final agreed upon consideration for the Reverse Merger, our board of directors, among other things, reviewed various industry and financial data, including certain valuation analyses and other information compiled by us, in order to determine that the consideration paid in connection with the Reverse Merger was reasonable and that the Reverse Merger was in the best interests of our shareholders.

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Our Reasons for the Reverse Merger

Our board of directors concluded that the Reverse Merger was fair to, and in the best interests of, the Company and that the consideration paid in the Reverse Merger was fair to the Company. The Company’s management conducted a due diligence review of the EII group that included an industry analysis, an evaluation of the existing business and operations of the EII group, a valuation analysis and financial projections in order to enable the board of directors to evaluate the business and financial condition and prospects of the EII group.

Our board of directors considered a wide variety of factors in connection with its evaluation of the Reverse Merger. In light of the complexity of those factors, the board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision.

In considering the Reverse Merger, our board of directors gave considerable weight to the following favorable factors:

•           Experienced EII group management team - entrepreneurial management team with proven track record of launching and/or acquiring, growing, and operating vocational, training and technical schools in regulated environments;

•           Additional growth opportunities -  the potential to take advantage of opportunities to acquire established vocational, training and technical schools in the current economic environment;

•           Income from the EII group - the ability to use the income generated from the assets of the EII group to provide a steady and constant stream of regulatory and other capital; and

•           Barriers to entry - steady long-term growth trajectory of regulatory compliance requirements and highly specialized skill sets required, provide significant obstacles to entry and competition.

Our board of directors believes the above factors strongly supported its determination and recommendation to consummate the Reverse Merger. Our board of directors did, however, consider the following potentially negative factors, among others, including the risk factors set forth in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2010, a copy of which is annexed hereto as Exhibit C and incorporated herein by reference:

•           The EII group is subject to risks relating to enrollment of students.  If the EII group is not able to continue to successfully recruit and retain its students, it will not be able to sustain its revenue growth rate;

•           The EII group is subject to risks relating to its information technology, system applications and security systems, which could have a material adverse affect on its financial results;

•           Future acquisitions may have an adverse effect on the EII group’s ability to manage its business;

•           If the EII group fails to maintain any of its state authorizations, the EII group would lose its ability to operate in that state; and

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•           If regulators do not approve the EII group’s domestic acquisitions, the acquired schools’ state licenses, accreditation, and ability to participate in Title IV programs (if applicable) may be impaired.

Conclusion of Our Board of Directors

After careful consideration of all relevant factors, our board of directors determined that the Reverse Merger was fair to and in the best interests of our company and our shareholders.

The foregoing discussion of the information and factors that our board of directors has considered is not meant to be exhaustive, but includes the material information and factors that it has considered. In view of the wide variety of factors considered in connection with its evaluation of the transactions contemplated by the Reverse Merger and the complexity of these matters, our board of directors did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to these factors, and they did not undertake to make any specific determination as to whether a particular factor, or aspect of a particular factor, was favorable or unfavorable to his ultimate determination. Our board of directors conducted an overall analysis of the factors described above, including discussions with our outside consultants, legal counsel and other advisors, any of whom may have given different weight to different factors.

Dissenter’s Rights

Pursuant to the Delaware General Corporation Law, stockholders of our Common Stock were not entitled to dissenters' rights of appraisal with respect to the Reverse Merger.

Material U.S. Federal Income Tax Consequences of the Reverse Merger

The following discussion describes the material United States federal income tax consequences of the Reverse Merger applicable to the EII Common Stockholders. This discussion does not purport to consider all aspects of United States federal income taxation that may be relevant to EII Securityholders. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"); U.S. Treasury Regulations (whether final, temporary, or proposed); IRS rulings and official pronouncements; and judicial decisions, all as in effect and available, as of the date of this Information Statement. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation (including, but not limited to, changes in rates of taxation) that, if enacted, could be applied at any time, including on a retroactive basis.

This discussion applies only to EII Common Stockholders who hold their shares as capital assets within the meaning of Section 1221 of the Code and does not apply to the following:

•	stockholders who received their shares of EII common stock from the exercise of employee stock options or similar securities or otherwise as compensation;

•
stockholders who hold their shares of EII common stock or EII options as part of a "straddle," "hedge," "conversion transaction," "synthetic security", “constructive sale” or other integrated investment;

•
stockholders who are financial institutions, insurance companies, tax-exempt organizations, dealers or traders in securities, regulated investment companies, real estate investment trusts  and stockholders subject to the alternative minimum tax;

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•	stockholders whose functional currency is not the United States dollar; or

•	stockholders who, for United States federal income tax purposes, are non-resident alien individuals, foreign corporations, foreign partnerships, foreign estates or foreign trusts.

This discussion also does not consider the effect of any foreign, state or local laws or any United States federal laws other than those pertaining to the income tax.  This discussion also does not consider any income tax effects associated with the ownership, receipt or exchange or options or preferred shares. Accordingly, you should consult your own tax advisor to determine the tax effect to you of the Reverse Merger, including the application and effect of foreign or United States federal, state, local or other tax laws.

Circular 230 Disclosure

ANY STATEMENT MADE HEREIN REGARDING ANY U.S. FEDERAL TAX ISSUE IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR PURPOSES OF AVOIDING ANY PENALTIES. ANY SUCH STATEMENT HEREIN IS WRITTEN TO SUPPORT THE MARKETING OR PROMOTION OF THE ARRANGEMENT. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (“IRS”) has been requested, or will be obtained, regarding the U.S. federal income tax consequences arising from and relating to the Reverse Merger. This summary is not binding on the IRS, and because the authorities on which this summary is based are subject to various interpretations, the IRS or the U.S. courts could disagree with one or more of the positions discussed in this summary.

Tax Consequences of the Reverse Merger

Assuming the Reverse Merger is consummated in the manner described in this Statement and in accordance with the Merger Agreement, the Company believes the Reverse Merger should qualify as a "reorganization" within the meaning of Section 368(a) of the Code. The following discussion sets forth the United States federal income tax consequences to EII Common Stockholders of the qualification of the Reverse Merger as a "reorganization" within the meaning of Section 368(a) of the Code.

Receipt of Florham Common Stock

An EII Common Stockholder who receives shares of Florham common stock in exchange for shares of EII common stock should not recognize gain of loss on that exchange.  The aggregate adjusted tax basis of Florham common stock received will equal the EII stockholder's aggregate adjusted tax basis in the shares of EII common stock surrendered in the Reverse Merger.  The holding period of the Florham common stock received in the Reverse Merger will include the holding period of the EII common stock surrendered in the Reverse Merger. If a EII stockholder has differing tax bases and/or holding periods with respect to the stockholder’s shares of EII common stock, the stockholder should consult with a tax advisor in order to identify the tax bases and/or holding periods of the particular shares of Florham common stock that the stockholder receives.

Material Federal Income Tax Consequences to EII and Florham

Neither EII nor Florham should recognize gain or loss as a result of the Reverse Merger.

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Tax Consequences If the Reverse Merger Does Not Qualify as a Reorganization Under Section 368(a) of the Code

If the IRS determines that the Reverse Merger does not qualify as a reorganization within the meaning of Section 368(a) of the Code and that determination is upheld, the EII Common Stockholders would be required to recognize gain or loss, with respect to each share of EII common stock surrendered in the Reverse Merger in an amount equal to the difference between (a) the sum of the fair market value of any Florham common stock and any other consideration received in exchange for the EII common stock and (b) the tax basis of the share of EII common stock surrendered in exchange therefor. Such gain or loss will be long-term capital gain or loss if such stockholder held the EII common stock for more than one year, and will be short-term capital gain or loss if such stockholder held the EII common stock for less than one year. The amount and character of gain or loss will be computed separately for each block of EII common stock that was purchased by the holder in the same transaction. An EII stockholder's aggregate tax basis in the Florham common stock received in the Reverse Merger would in this case be equal to its fair market value at the time of the closing of the Reverse Merger, and the holding period for the EII common stock would begin the day after the closing of the Reverse Merger.

Backup Withholding and Information Reporting

Payments in connection with the Reverse Merger may be subject to “backup withholding” at a rate of 28%, if a EII Common Stockholder (a) fails to furnish a correct U.S. taxpayer identification number (generally on Form W-9); (b) furnishes an incorrect U.S. taxpayer identification number; (c) is notified by the IRS that such shareholder has previously failed to properly report items subject to backup withholding tax; or (d) fails to certify, under penalty of perjury, that such shareholder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such shareholder that it is subject to backup withholding tax.  However, corporations generally are excluded from these information-reporting and backup withholding tax rules. Backup withholding is not an additional U.S. federal income tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against an EII Common Stockholder’s U.S. federal income tax liability, if any, or will be refunded to the extent it exceeds such liability, if such shareholder furnishes required information to the IRS. An EII Common Stockholder that does not provide a correct U.S. taxpayer identification number may be subject to penalties imposed by the IRS. Each EII Common Stockholder should consult its own U.S. tax advisor regarding the information reporting and backup withholding tax rules.

Accounting Treatment of the Reverse Merger

The Reverse Merger transaction was a tax-free reorganization. For accounting purposes, EII is deemed to be the acquirer in the Reverse Merger. Consequently, the assets and liabilities and the historical operations reflected in the financial statements are those of EII and are recorded at the historical cost basis of EII.  The operations of Florham have been discontinued, and are reflected in the financial statements as discontinued operations.

Regulatory Matters

The Reverse Merger was not subject to any state or federal regulatory requirements in the U.S. other than pursuant to the Securities Exchange Act of 1934.  In connection with the completion of the Reverse Merger, there were no additional consents, approvals, authorizations or permits of, or filings with or notifications to, any merger control authority or other government authority in any jurisdiction.

Complete Description

For a complete description of the EII group and the Reverse Merger, including, without limitation, the risks associated with the EII group’s business, a description of the EII group’s business, EII group’s legal proceedings, a description of the EII group’s properties, and financial statements of the EII group, see our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2010, a copy of which is annexed hereto as Exhibit C and incorporated herein by reference.

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Name Change

Our Board of Directors, by written consent dated as of December 23, 2009, approved changing our corporate name from “Florham Consulting Corp.” to “Educational Investors Corp.” (hereinafter, the “Company”); shareholders owning 52.97% of our outstanding shares of Common Stock approved the Name Change by written consent on December 31, 2009.  The following shareholders, holding an aggregate of 88,300 shares constituting 52.97% of our 166,700 shares of outstanding Common Stock, voted in favor of the Name Change:

Name	Number of Shares
David Stahler	53,600
Krovim LLC	5,000
Pamela Turkel	5,000
Pamela Katz	4,000
Rosalind Davidowitz	5,300
Esther Stahler	5,200
Ruki Renov	5,200
Ruth Robles	5,000
TOTAL:	88,300

Management believes that changing our name to Educational Investors Corp. will bring us greater exposure and name recognition because the new name will more accurately describe our business.

We will file an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Name Change, to be effective on the Effective Date.  The text of the Amended and Restated Certificate of Incorporation is set forth in Exhibit A, annexed hereto.  The text of the Amended and Restated Certificate of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to correctly identify the Company’s new name. Either way, we will need a new Over-the-Counter Bulletin Board trading symbol and CUSIP number upon our Name Change.  We will report our new symbol and CUSIP number in a Current Report on Form 8-K once it is established.

Share Capital Increase

As of the Record Date, 6,166,700 shares of Common Stock are outstanding and 250,000 shares of Series A Preferred Stock are outstanding, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Common Stock for each share of Series A Preferred Stock (an aggregate of 12,278,333 shares of Common Stock) automatically upon the filing by the Company of its Amended and Restated Certificate of Incorporation effecting the Share Capital Increase.  In addition, we have outstanding 5-year options to purchase an aggregate of 3,436,328 shares of Common Stock and outstanding warrants to purchase 930,000 shares of Common Stock. The principal purpose of the Amended and Restated Certificate of Incorporation increasing our authorized Common Stock is to permit the conversion of the Series A Preferred Stock and other convertible securities, and to make available additional shares of our capital stock if our Board of Directors determines that it is necessary or appropriate to permit future stock dividends or stock splits or to issue additional shares to raise capital through the sale of securities, to acquire one or more other companies or their businesses or assets, to establish strategic relationships, to provide equity incentives to employees, officers, or directors or to pursue other matters.

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Our Board of Directors, by written consent dated as of December 23, 2009, approved increasing our authorized capital to 50,000,000 shares of Common Stock; shareholders owning 52.97% of our outstanding shares of Common Stock approved the increase by written consent on December 31, 2009. The following shareholders, holding an aggregate of 88,300 shares constituting 52.97% of our 166,700 shares of outstanding Common Stock, voted in favor of the Share Capital Increase:

Name	Number of Shares
David Stahler	53,600
Krovim LLC	5,000
Pamela Turkel	5,000
Pamela Katz	4,000
Rosalind Davidowitz	5,300
Esther Stahler	5,200
Ruki Renov	5,200
Ruth Robles	5,000
TOTAL:	88,300

To the extent that additional authorized shares are issued in the future, such issuance may decrease our existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders. The holders of our Common Stock have no preemptive rights. The increase in our authorized capital will not have any immediate effect on the rights of our existing stockholders.

We currently have no plans to issue the additional authorized shares other than shares issuable upon conversion of the existing Series A Preferred Stock and other convertible securities (if converted and/or exercised). In addition, we continue to explore possible acquisition transactions, some of which could involve the issuance of additional shares from time to time and/or the incurring of additional indebtedness in order to consummate such transactions. Finally, the Company may issue additional shares or options to acquire shares from time to time to its consultants or employees as compensation for services performed for the Company.

The increase in the number of authorized shares and the subsequent issuance of such shares could also have the effect of delaying or preventing a change in control of the Company without further action by our stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. For example, such shares could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid. Any such issuance of additional stock could have the effect of diluting our earnings per share and book value per share of outstanding shares of our Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amended and Restated Certificate of Incorporation.

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The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

We will file an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Share Capital Increase, to be effective on the Effective Date.  The text of the Amended and Restated Certificate of Incorporation is set forth in Exhibit A, annexed hereto.  The text of the Amended and Restated Certificate of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware.

RIGHTS ASSOCIATED WITH OUR COMMON STOCK

There will be no changes to any of the rights or privileges associated with our Common Stock. The following summarizes the rights of holders of our Common Stock before and after the filing of the Amended and Restated Certificate of Incorporation relating to the Share Capital Increase:

•	Each holder of shares of Common Stock is entitled to one vote per share on all matters to be voted on by our stockholders generally, including the election of directors;

•	There are no cumulative voting rights;

•	The holders of our Common Stock are entitled to dividends and other distributions as may be declared from time to time by the Board out of funds legally available for that purpose, if any;

•
Upon our liquidation, dissolution or winding up, the holders of shares of Common Stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities; and

•	The holders of Common Stock have no preemptive or other subscription rights to purchase shares of our Common Stock, and are not entitled to the benefits of any redemption or sinking fund provisions.

Dissenter’s Rights

Pursuant to the Delaware General Corporation Law, stockholders of our Common Stock are not entitled to dissenters' rights of appraisal with respect to the increase of our authorized Common Stock to 50,000,000 shares and filing of the Amended and Restated Certificate of Incorporation.

Dividends

We have not declared or paid cash dividends or made distributions in the past, and we do not anticipate paying cash dividends or making distributions in the foreseeable future. We currently intend to retain and reinvest future earnings, if any, in order to finance our operations.

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2009 Plan

Our Board of Directors, by written consent dated as of December 23, 2009, approved the 2009 Plan and shareholders owning 52.97% of our outstanding shares of Common Stock approved the 2009 Plan by written consent on December 31, 2009. The following shareholders, holding an aggregate of 88,300 shares constituting 52.97% of our 166,700 shares of outstanding Common Stock, voted in favor of the 2009 Plan:

Name	Number of Shares
David Stahler	53,600
Krovim LLC	5,000
Pamela Turkel	5,000
Pamela Katz	4,000
Rosalind Davidowitz	5,300
Esther Stahler	5,200
Ruki Renov	5,200
Ruth Robles	5,000
TOTAL:	88,300

The following is a summary of the 2009 Plan. This summary is qualified in its entirety by reference to the complete text of the 2009 Plan set forth in Exhibit B, annexed hereto.

Purpose. The purpose of the 2009 Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of awards. By granting awards to such individuals, the Company expects that the interests of the recipients will be better aligned with the interests of the Company.

Stock Subject to the 2009 Plan. Currently a total of 1,500,000 shares of Common Stock may be issued under the 2009 Plan, subject to adjustments. The Company may use shares held in treasury in lieu of authorized but unissued shares. If any award expires or terminates, the shares subject to such award shall again be available for purposes of the 2009 Plan. Any shares used by the participant as payment to satisfy a purchase price related to an award, and any shares withheld by the Company to satisfy an applicable tax-withholding obligation, shall again be available for purposes of the 2009 Plan.

Administration of the 2009 Plan. The 2009 Plan is administered by the board of directors. The board of directors has sole discretion over determining individuals eligible to participate in the 2009 Plan and the time or times at which awards will be granted and the number of shares, if applicable, which will be granted under an award. Subject to certain limitations, the board of directors’ power and authority includes, but is not limited to, the ability to interpret the 2009 Plan, to establish rules and regulations for carrying out the 2009 Plan and to amend or rescind any rules previously established, to determine the terms and provisions of the award agreements and to make all other determinations necessary or advisable for the administration of the 2009 Plan.

Eligible Persons. Any employee or director, as well as consultant to the Company, who is selected by the board of directors is eligible to receive awards. The board of directors will consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective awards, provided that incentive stock options may only be granted to employees.

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Grant of Awards. The types of awards that may be granted under the 2009 Plan are stock options (either incentive stock options or non-qualified stock options), stock appreciation rights, performance-based awards, as well as other stock-based awards and cash-based awards. Awards are evidenced by an agreement and an award recipient has no rights as a stockholder with respect to any securities covered by an award until the date the recipient becomes a holder of record of the Common Stock.

On the date of the grant, the exercise price must equal at least 100% of the fair market value in the case of incentive stock options, or 110% of the fair market value with respect to optionees who own at least 10% of the total combined voting power of all classes of stock. The fair market value is determined by computing the arithmetic mean of the high and low stock prices on a given determination date. The exercise price on the date of grant is determined by the board of directors in the case of non-qualified stock options.

Stock appreciation rights granted under the 2009 Plan are subject to the same terms and restrictions as the option grants and may be granted independent of, or in connection with, the grant of options. The board of directors determines the exercise price of stock appreciation rights. A stock appreciation right granted independent of an option entitles the participant to payment in an amount equal to the excess of the fair market value of a share of the Common Stock on the exercise date over the exercise price per share, times the number of stock appreciation rights exercised. A stock appreciation right granted in connection with an option entitles the participant to surrender an unexercised option and to receive in exchange an amount equal to the excess of the fair market value of a share of the Common Stock over the exercise price per share for the option, times the number of shares covered by the option which is surrendered. Fair market value is determined in the same manner as it is determined for options.

The board of directors may also grant awards of stock, restricted stock and other awards valued in whole or in part by reference to the fair market value of the Common Stock. These stock-based awards, in the discretion of the board of directors, may be, among other things, subject to completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Additionally, the board of directors may grant awards of cash, in values to be determined by the board of directors. If any awards are in excess of $1,000,000 such that Section 162(m) of the Internal Revenue Code applies, the board may, in its discretion, alter its compensation practices to ensure that compensation deductions are permitted.

Awards granted under the 2009 Plan are generally not transferable by the participant except by will or the laws of descent and distribution, and each award is exercisable, during the lifetime of the participant, only by the participant or his or her guardian or legal representative, unless permitted by the committee.

Awards Granted.  As of December 31, 2009, the Company has granted the following options under the 2009 Plan:

On December 31, 2009, the board of directors of EII granted Kellis Veach 5-year options to purchase 150,000 (the “Veach EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as Chief Financial Officer. The Veach EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Ashok Narang 5-year options to purchase 150,000 (the “Ashok Narang EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as Vice President of Training Direct. The Ashok Narang EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

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Under the Merger Agreement, the Veach and Ashok Narang Stock Options were each converted into 5-year options to purchase an aggregate of 164,505 shares of Florham Common Stock with respect to Mr. Veach and 164,505 shares of Florham Common Stock with respect to Mr. Narang, each at an exercise price of $0.50. These options are exercisable as to 82,252 shares on December 31, 2010 and as to 82,253 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Howard Spindel 5-year options to purchase 100,000 (the “Spindel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director.  The Spindel EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted Dov Perlysky 5-year options to purchase 100,000 (the “Perlysky EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Perlysky EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted David Cohen 5-year options to purchase 100,000 (the “Cohen EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Cohen EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted Jonathan Turkel 5-year options to purchase 100,000 (the “Turkel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a consultant. The Turkel EII Stock Options vest in full on the date of grant.

Under the Merger Agreement, the Spindel, Perlysky, Cohen and Turkel EII Stock Options were each converted into 5-year options to purchase an aggregate of (i) 109,670 shares of Florham Common Stock with respect to Mr. Spindel, (ii) 109,670 shares of Florham Common Stock with respect to Mr. Perlysky, (iii) 109,670 shares of Florham Common Stock with respect to Dr. Cohen, and (iv) 109,670 shares of Florham Common Stock with respect to Mr. Turkel, each at an exercise price of $0.50. Each of these options vest in full on the date of grant.

On December 31, 2009, the board of directors of Florham granted Leonard Katz a 5-year option to purchase an aggregate of 109,670 shares of Florham Common Stock at an exercise price of $0.50 in his capacity as a consultant. This option vests in full on the date of grant.

Amendment. The 2009 Plan may be amended, altered, suspended or terminated by the administrator at any time. The Company may not alter the rights and obligations under any award granted before amendment of the 2009 Plan without the consent of the affected participant. Unless terminated sooner, the 2009 Plan will terminate automatically on December 23, 2019.

Federal Income Tax Consequences of Awards

The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2009 Plan and with respect to the sale of Common Stock acquired under the 2009 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. The tax consequences for any particular individual may be different.

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Incentive Stock Options. Some options may constitute “incentive stock options” within the meaning of Section 422 of the Code. If the Company grants an incentive stock option, the recipient is not required to recognize income upon the grant of the incentive stock option, and the Company will not be allowed to take a deduction. Similarly, when a recipient exercises any incentive stock options, provided he or she has not ceased to be an employee of the Company and all affiliates for more than three months before the date of exercise, such employee will not be required to recognize income, and the Company will not be allowed to take a deduction. For purposes of the alternative minimum tax, however, the amount by which the aggregate fair market value of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in alternative minimum taxable income for the year in which the incentive stock option is exercised. The Code imposes an alternative minimum tax on a taxpayer whose tentative minimum tax, as defined in Section 55(b) (1) of the Code, exceeds the taxpayer’s regular tax.

Additional tax consequences will depend upon how long the recipient holds the shares of Common Stock received after exercising the incentive stock options. If the shares are held for more than two years from the date of grant and one year from the date of exercise of the option, upon disposition of the shares, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain or loss. If the recipient disposes of shares acquired upon exercise of an incentive stock option which shares were held for two years or less from the date of grant or one year or less from the date of exercise (“Disqualifying Disposition”), the recipient generally will recognize ordinary income in the year of the Disqualifying Disposition.

To the extent that a recipient recognizes ordinary income, the Company is allowed to take a deduction. In addition, a recipient must recognize as short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year, any amount that is realized upon disposition of those shares which exceeds the fair market value of those shares on the date of exercise of the option.

Non-Qualified Stock Options. If a recipient receives a non-qualified stock option, he or she will not recognize income at the time of the grant of the stock option, nor will the Company be entitled to a deduction. However, such person will recognize ordinary income upon the exercise of the non-qualified stock option. The amount of ordinary income recognized equals the difference between (a) the fair market value of the stock on the date of exercise and (b) the amount paid for the stock. The Company will be entitled to a deduction in the same amount. The ordinary income recognized will be subject to applicable tax withholding by the Company. When the shares are sold, any difference between the sales price and the basis (i.e., the amount paid for the stock plus the ordinary income recognized) will be treated as a capital gain or loss, depending on the holding period of the shares.

Performance-Based Awards/Stock Appreciation Rights. An award recipient generally will not recognize taxable income upon the grant of performance-based awards or stock appreciation rights. Instead, such person will recognize as ordinary income, and the Company will have as a corresponding deduction, any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under the performance award or stock appreciation right. The ordinary income recognized will be subject to applicable tax withholding.

Upon selling any Common Stock received by a recipient in payment of an amount due under a performance award or stock appreciation right, such recipient generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the tax basis in the Common Stock, depending on the holding period for the shares.

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Other Stock-Based Awards and Cash-Based Awards. The tax consequences associated with any other stock-based award or cash-based award granted under the 2009 Plan will vary depending on the specific terms of the award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property under the award, the applicable holding period and the recipient’s tax basis.

Income Tax Rates on Capital Gain and Ordinary Income.  Under current tax law, short-term capital gain and ordinary income will be taxable at a maximum federal rate of 35%. Phaseouts of personal exemptions and reductions of allowable itemized deductions at higher levels of income may result in slightly higher effective tax rates. Ordinary compensation income generally will also be subject to the Medicare tax and, under certain circumstances, a social security tax. On the other hand, the relevant long-term capital gain will be taxable at a maximum federal rate of 15%.

Effect of Section 162(m) of the Code. Pursuant to Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the Company’s chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. Compensation attributable to incentive stock options and non-qualified stock options granted under the 2009 Plan could be treated as qualified performance-based compensation and therefore not be subject to the deduction limit. In addition, the board of directors may structure certain performance-based awards utilizing the performance criteria set forth in the 2009 Plan so that payments under such awards may likewise be treated as qualified performance-based compensation.

Use of New Plan Benefits

The future benefits or amounts that would be received under the 2009 Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

The Board of Directors believes that the granting of awards under the 2009 Plan better aligns the interests of the recipients with the interests of the Company. The 2009 Plan was established to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on the Company’s behalf by providing incentives through the granting of awards.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

As of December 30, 2009, we had a total of 166,700 shares of common stock issued and outstanding.  After giving effect to the Reverse Merger, we have a total of 6,166,700 shares of common stock issued and outstanding.

The following table sets forth, as of December 31, 2009: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our common stock known to us, the number of shares of common stock beneficially owned by each such person, and the percent of our common stock so owned before and after the Reverse Merger and acquisition of Training Direct; and (b) the names and addresses of each director and executive officer before and after the Reverse Merger and acquisition of Training Direct, the number of shares our common stock beneficially owned, and the percentage of our common stock so owned, by each such person, and by all of our directors and executive officers as a group before and after the Reverse Merger and acquisition of Training Direct. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. Individual beneficial ownership also includes shares of common stock that a person has the right to acquire within 60 days from December 31, 2009.

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At the closing of the Reverse Merger, all present officers of Florham have resigned and Joseph Bianco was appointed as the Chief Executive Officer of the Company, Anil Narang was appointed as the President and Chief Operating Officer of the Company, and Kellis Veach was appointed as the Chief Financial Officer and Secretary of the Company. In addition, our sole director has tendered his resignation to be effective on the tenth day after mailing of a Schedule 14f-1 statement to our stockholders.  Joseph Bianco, Anil Narang, Dov Perlysky, Howard Spindel and David Cohen were appointed as Directors of the Company with such appointments to be effective on the tenth day after mailing the Schedule 14f-1.

Unless otherwise noted, the principal address of each of the directors and officers listed below is 845 Third Avenue, 6th Floor, New York, New York 10022.

Name	Share Amount and Nature of Beneficial Ownership Before the Reverse Merger		Percentage of Outstanding Shares Before the Reverse Merger (1)	Share Amount and Nature of Beneficial Ownership After the Reverse Merger (2)		Percentage of Outstanding Shares After the Reverse Merger (2)
David Stahler (3)	53,600		32.15%	53,600		*

Sanjo Squared, LLC (4)	—		—	7,311,333	(5)	118.56%

Kinder Investments, L.P. (6)	100		*	10,967,100	(7)	177.84%

Joseph J. Bianco	—		—	4,935,151	(8)	80.03%

Anil Narang	—		—	4,935,150	(9)	80.03%

Kellis Veach	—		—	—	(10)	—

Dov Perlysky	5,600	(11)	3.4%	11,082,270	(12)	179.71%

Howard Spindel	100	(13)	*	109,770	(14)	1.78%

David Cohen	—		—	109,670	(14)	1.78%

All Directors, Executive Officers and Director Nominees before the Reverse Merger, as a Group	59,300		35.57%	59,300		*

All Directors, Executive Officers and Director Nominees after the Reverse Merger and after the Effective Date of the Schedule 14f-1, as a Group			—	21,172,011		343.33%

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* Less than one percent
(1)	The numbers in this column are based on 166,700 shares outstanding.
(2)
The numbers are based on 6,166,700 shares outstanding, which represent the number of shares the Company has outstanding after the Reverse Merger, and does not include the issuance of (i) the Acquisition Shares or the Escrow Shares to the sellers under the Purchase Agreement, which, assuming the Discounted VWAP for the twenty Trading Days after the effective date of the Reverse Merger is $0.50, we will issue an aggregate of 1,200,000 Acquisition Shares and 600,000 Escrow Shares, (ii) 12,278,333 shares of common stock issuable upon conversion of 250,000 shares of Series A Preferred Stock, or (iii) the issuance of shares upon exercise of outstanding options or warrants.

(3)	Mr. Stahler’s address is c/o Florham Consulting Corp., 64 Beaver Street, Suite 233, New York, New York 10004.
(4)
The persons sharing voting, dispositive or investment powers over Sanjo (50% each) are Joseph J. Bianco and Anil Narang, Managers. The address of Sanjo is c/o Educational Investors, Inc., 845 Third Avenue, 6th Floor, New York, New York 10022.

(5)
This number represents: (i) 2,400,000 shares of Florham Common Stock, and (ii) 100,000 shares of Series A Preferred Stock, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 4,911,333 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(6)
The General Partner of Kinder is Nesher, LLC. The person having voting, dispositive or investment powers over Nesher is Dov Perlysky, Managing Member. The address of Kinder is c/o Educational Investors, Inc., 845 Third Avenue, 6th Floor, New York, New York 10022.

(7)
This number represents: (i) 100 shares of Florham Common Stock owned prior to the Reverse Merger; (ii) 3,600,000 shares of Florham Common Stock, and (iii) 150,000 shares of Series A Preferred Stock, which automatically convert into an aggregate of 7,367,000 shares of Florham Common Stock upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

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(8)
This number represents: (i) options to purchase 1,279,484 shares of Florham Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options and $0.50 per share with respect to 639,742 options; (ii) 1,200,000 shares of Florham Common Stock owned by Sanjo Squared, LLC; and (iii) 50,000 shares of Series A Preferred Stock owned by Sanjo, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 2,455,667 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(9)
This number represents: (i) options to purchase 1,279,484 shares of Florham Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options and $0.50 per share with respect to 639,742 options; (ii) 1,200,000 shares of Florham Common Stock owned by Sanjo Squared, LLC; and (iii) 50,000 shares of Series A Preferred Stock owned by Sanjo, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 2,455,666 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(10)
Does not include options to purchase an aggregate of 164,505 shares of Florham Common Stock at an exercise price of $0.50 per share, of which (i) 82,252 options shall vest on December 31, 2010; and (ii) 82,253 options shall vest on December 31, 2011.

(11)
This number represents: (i) 500 shares owned by Kinder Investments, L.P.; (ii) 100 shares owned by Mr. Perlysky; and (iii) 5,000 shares owned by Krovim, LLC, whose manager is Nesher, LLC. Mr. Perlysky is the Managing Member of Nesher, LLC. Does not include: (a) 100 shares owned by Laya Perlysky, Mr. Perlysky’s spouse; and (b) 1,800 shares owned by the LDP Family Partnership, whose General Partner is Mrs. Perlysky. Mr. Perlysky disclaims beneficial ownership of the shares owned by Mrs. Perlysky and the LDP Family Partnership.

(12)
This number represents: (i) 500 shares owned by Kinder Investments, L.P.; (ii) 100 shares owned by Mr. Perlysky; (iii) 5,000 shares owned by Krovim, LLC, whose manager is Nesher, LLC; (iv) options to purchase 109,670 shares of Florham Common Stock at an exercise price equal to $0.50 per share; (v) 3,600,000 shares of Florham Common Stock owned by Kinder Investments, L.P., and (vi) 150,000 shares of Series A Preferred Stock owned by Kinder, which automatically converts into an aggregate of 7,367,000 shares of Florham Common Stock upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(13)
This number represents shares owned by Jash Group, Inc. Mr. Spindel, Senior Vice President of Jash Group, Inc., has the ability to vote these shares but otherwise disclaims beneficial ownership. Does not include 100 shares owned by Mr. Spindel’s spouse, as to which he disclaims beneficial ownership.

(14)	This number represents options to purchase shares of Florham Common Stock at an exercise price equal to $0.50 per share.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Management’s Discussion and Analysis of Financial Condition and Results of Operations is included beginning on page 32 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7 2010, a copy of which is annexed hereto as Exhibit C and incorporated herein by reference.  In addition, see the section in this Statement entitled “Documents Incorporated by Reference” on page 21.

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CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure is included on page 60 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7 2010, a copy of which is annexed hereto as Exhibit C and incorporated herein by reference. In addition, see the section in this Statement entitled “Documents Incorporated by Reference” on page 21.

FINANCIAL STATEMENTS

The following financial statements are included as Exhibits 99.1 through 99.6 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7 2010, respectively, a copy of which is annexed hereto as Exhibit C and incorporated herein by reference:

•	Audited Financial Statements for Valley Anesthesia Educational Programs, Inc. as of December 31, 2008 and 2007;

•	Audited Financial Statements for Training Direct, LLC as of December 31, 2008 and 2007;

•	Audited Financial Statements for Educational Investors, Inc. as of September 30, 2009;

•	Unaudited Financial Statements for Training Direct, LLC as of September 30, 2009;

•	Unaudited Financial Statements of Valley Anesthesia Educational Programs, Inc. as of August 31, 2009; and

•	Unaudited Pro Forma Financial Information of Educational Investors, Inc., Training Direct, LLC and Florham Consulting Corp. for the periods ended September 30, 2009 and December 31, 2008.

In addition, see the section in this Statement entitled “Documents Incorporated by Reference” on page 21.

FORWARD-LOOKING STATEMENTS

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

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STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process, which is commonly referred to as “householding,” provides potentially extra convenience for stockholders, is environmental friendly, and represents cost savings for companies.

For this Information Statement, a number of brokers with account holders who are the Company’s stockholders will be “householding” this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the effected stockholders. Once you have received notice from your broker or from the Company that either of them will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in “householding” and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request “householding” by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather then through a brokerage account, you should direct your written request directly to the Corporate Secretary, Florham Consulting Corp., 845 Third Avenue, 6th Floor, New York, New York 10022.

DOCUMENTS INCORPORATED BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement, except for any information that is superseded or modified by information contained directly in this Information Statement or in any other subsequently filed document that is also incorporated by reference herein. This Information Statement incorporates by reference the information set forth below that the Company has previously filed with the SEC and that is being delivered to you along with this Information Statement.

The following information, beginning on the page numbers noted below, contained in our Current Report on Form 8-K, as filed with the Securities and Exchange Commission on January 7, 2010, is incorporated by reference herein:

•	The Agreement and Plan of Merger, page 2;

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•	The Interest Purchase Agreement, page 3;
•	Risk Factors, page 8;
•	Business, page 18;
•	Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 32;
•	Directors and Executive Officers, page 48;
•	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure, page 60
•	Description of Securities, page 62; and
•	Financial Statements and Exhibits, page 65.

By Order of the Board of Directors

Joseph J. Bianco
Chief Executive Officer and Chairman

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Exhibit A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

FLORHAM CONSULTING CORP.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Florham Consulting Corp., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST:  That the name of this corporation is Florham Consulting Corp., and that this corporation was originally incorporated pursuant to the General Corporation Law on February 9, 2005.

SECOND:  That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety as follows:

THIRD:  That the amendment and restatement of the Certificate of Incorporation of this corporation has been duly consented to and authorized by the holders of a majority in voting power of the stock of the Corporation entitled to vote generally in the election of the directors irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

ARTICLE I

The name of the corporation (hereinafter called the "Corporation") is Educational Investors Corp.

ARTICLE II

The address, including street, number, city, and county, of the registered office of the Corporation  in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington,  Delaware 19808, New Castle County.  The name of the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

ARTICLE III

The nature of the business and the purposes to be conducted and promoted by the Corporation shall be to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

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ARTICLE IV

The total number of shares of stock which the Corporation shall have authority to issue is 52,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 2,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

           The Board of Directors is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the voting powers, designations, powers, preferences and/or restrictions thereof, if any, with respect to each such class or series of  Preferred  Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by Delaware law.

The Board of Directors has and hereby authorizes a series of the Corporation's previously authorized 250,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

I.	DESIGNATION AND AMOUNT

The designation of this series, which consists of up to Two Hundred and Fifty Thousand (250,000) shares of Preferred Stock, is the Series A Preferred Stock (the "Series A Preferred Stock") and the stated value amount shall be One Cent ($0.01) per share (the "Stated Value ").

II.	CERTAIN DEFINITIONS

For purposes of this Certificate of Incorporation, in addition to the other terms defined herein, the following terms shall have the following meanings:

A           “Affiliates” of any particular Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by or under common control with such Person.  For purposes of this definition, “ control ” (including the terms “ controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

B.           "Business Day" means any day, other than a Saturday or Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

C.            “Common Stock” means the common stock of the Corporation, par value $0.0001 per share, together with any securities into which the common stock may be reclassified.

D.           "Conversion Date" means a date which shall be the Business Day immediately following the filing of the Florham Restated Charter with the Secretary of State of the State of Delaware.

E.           “Conversion Shares” means 49.11333 shares of Common Stock for each of the 250,000 outstanding shares of Series A Preferred Stock, or an aggregate of 12,278,333 Conversion Shares.

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F.           “Fully-Diluted Common Stock” shall mean (a) the aggregate number shares of Corporation Common Stock that are issued and outstanding on the Effective Date of the Merger, plus the sum of (i) all additional shares of Common Stock that are issuable upon the exercise of all of the Florham Warrants or other securities that are then exercisable for or convertible into Common Stock, (ii) all shares of Common Stock included in the Merger Consideration, (ii) all shares of Common Stock issuable upon conversion of these shares of Series A Preferred Stock included in the Merger Consideration, and (iii) all shares of Common Stock issuable upon exercise of the Florham Stockholder Options included in the Merger Consideration.  The term “Fully-Diluted Common Stock” shall not mean or include:

(a)          the issuance of the Acquisition Shares and the Escrow Shares issued to the TDI Equity Owners pursuant to the TDI Purchase Agreement, or

(b)          any shares of Common Stock issuable upon the exercise of any Florham Management Options; or

(c)          any shares of Common Stock issuable upon the exercise of any Directors and Consultants Options, or

(d)          any shares of Common Stock or other securities convertible into or exercisable or exchangeable for Common Stock that is issued for any business purpose following the Effective Time of the Merger.

G.            “Holder” shall mean the collective reference to Sanjo Squared LLC and Kinder Investments, LP, their respective Affiliates or any one or more holder(s) of shares of Series A Preferred Stock.

H.           “Issuance Date" means one (1) Business Day following the filing of this Series A Certificate of Designation with the Secretary of State of the State of Delaware.

I.           “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of December 16, 2009, by and among the Corporation, EII Acquisition Corp., Educational Investors, Inc., Sanjo Squared, LLC, Kinder Investments, LP, Joseph J. Bianco and Anil Narang.

J.           “Stated Value” means One Cent ($0.01) per share of Series A Preferred Stock.

III. DIVIDENDS

A           Holders of Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Corporation.  No cash dividends or distributions shall be declared or paid or set apart for payment on the Common Stock unless such cash dividend or distribution is likewise declared, paid or set apart for payment on the Series A Preferred Stock in an amount equal to the dividend or distribution that would be payable if all of the issued and outstanding shares of the Series A Preferred Stock had been fully converted into Common Stock on the day immediately prior to the date which shall be the earliest to occur of the declaration, payment, or distribution or such dividend.

B.           No dividends or distributions shall be declared or paid or set apart for payment on the Series A Preferred Stock unless full and (if applicable) cumulative dividends have been or are contemporaneously declared, paid or set apart for payment on all Senior Securities (as hereinafter defined) in accordance with the respective terms of the Certificates of Designations for such Senior Securities.

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C.            Dividends on the Series A Preferred Stock are prior and in preference to any declaration or payment of any dividend or other distribution (as defined below) on any outstanding shares of Junior Securities (as hereinafter defined).

IV. CONVERSION

A.            Automatic Conversion.

On the Conversion Date, all 250,000 shares of Series A Preferred Stock shall automatically and without any further action on the part of any Holder or the Corporation, be converted into all, and not less than all, of the 12,278,333 Conversion Shares (the "Conversion").

B.            Mechanics of Conversion. Immediately following the Conversion Date, the Corporation shall promptly send, via facsimile, a confirmation to each Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion.  The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Series A Preferred Stock Certificates are delivered to the Corporation as provided above, or the Holder notifies the Corporation that such Series A Preferred Stock Certificates have been lost, stolen or destroyed and delivers appropriate documentation to the Corporation.

(i)           Delivery of Common Stock Upon Conversion. Upon the surrender of Series A Preferred Stock Certificates, the Corporation (itself, or through its transfer agent, as appropriate) shall, no later than the later of (a) the fifth (5th) Business Day following the Conversion Date and (b) the Business Day immediately following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XI B) (the "Delivery Period"), issue and deliver (i.e., deposit with a nationally recognized overnight courier service portage prepaid) to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted and (y) a certificate representing the number of shares of Series A Preferred Stock not being converted, if any.  In addition, if the Corporation's transfer agent is participating in the Depository Trust Corporation ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the Holder thereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the terms of the Merger Agreement), the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer").  If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the Holder physical certificates representing the Common Stock issuable upon conversion. Further, a Holder may instruct the Corporation to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

(ii)            Taxes.  The Corporation shall pay any and all taxes that may be imposed upon it respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series A Preferred Stock.

(iii)            No Fractional Shares.  If any conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series A Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the Series A Conversion Price per share, and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be the next lower whole number of shares.  If the Corporation elects not to, or is unable to, make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

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V. RESERVATION OF SHARES OF COMMON STOCK

Immediately following the Corporation’s filing of the Florham Restated Charter authorizing an increase to its authorized Common Stock,  the Corporation shall reserve an appropriate number of Conversion Shares from its authorized but unissued shares of Common Stock for issuance upon conversion of the Series A Preferred Stock (including any shares that may be issuable in connection with the adjustment provisions of this Certificate of Incorporation), and, thereafter, the number of authorized but unissued shares of Common Stock so reserved (the "Reserved Amount") shall at all times be sufficient to provide for the full conversion of all of the Series A Preferred Stock (including any shares that may be issuable in connection with the adjustment provisions of this Certificate of Incorporation).

VI. RANK

All shares of the Series A Preferred Stock shall rank senior to the Corporation's Common Stock and any other class of securities which is specifically designated as junior to the Series A Preferred Stock (collectively, with the Common Stock, the "Junior Securities”) as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

VII. LIQUIDATION PREFERENCE

A.           In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

(i)           After payment or provision for payment of any distribution on the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, an amount equal to the sum of (x) $0.01 for each share of Series A Preferred Stock then held by them (the "Series A Liquidation Preference Price"), and (y) an amount equal to all unpaid dividends on the Series A Preferred Stock, if any.  If upon the occurrence of a liquidation, dissolution or winding up of the Corporation the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full liquidation preference amount based on the Series A Liquidation Preference Price, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(ii)           After setting apart or paying in full the preferential amounts due pursuant to Section VII (A)(i) above, the remaining assets of the Corporation available for distribution to stockholders, if any, shall be distributed to the holders of the Common Stock on a pro rata basis, based on the number of shares of Common Stock then held by each Holder.

VIII. ADJUSTMENTS

The Series A Conversion Price and the number of Conversion Shares shall be subject to adjustment as follows:

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A.           Subdivision or Combination of Common Stock.  If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Conversion Shares issuable upon conversion of the Series A Preferred Stock will be proportionately increased.  If the Corporation at any time combines (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination,  the Conversion Shares issuable upon conversion of the Series A Preferred Stock will be proportionately reduced.

B.           Consolidation, Merger or Sale.  In case of any consolidation of the Corporation with, or merger of the Corporation into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby each Holder of the Series A Preferred Stock will have the right to acquire and receive upon conversion of the Series A Preferred Stock in lieu of the shares of Common Stock immediately theretofore acquirable upon the conversion of the Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series A Preferred Stock had such consolidation, merger or sale or conveyance not taken place.  In any such case, the Corporation will make appropriate provision to insure that the provisions of this Article VIII Section C hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the conversion of the Series A Preferred Stock.  The Corporation will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Corporation) assumes by written instrument the obligations under this Article VIII Section C and the obligations to deliver to each Holder of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, each Holder may be entitled to acquire.

D.           Distribution of Assets.  In case the Corporation shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution (on an “as converted” basis, as though all Series A Preferred Stock had been converted into Common Stock immediately prior to the dividend declaration date), each Holder of the Series A Preferred Stock shall be entitled upon conversion of the Series A Preferred Stock for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to such Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

E.           Minimum Ownership of Fully-Diluted Common Stock.   Notwithstanding anything to the contrary, express or implied, contained in this Certificate of Incorporation, as at the Conversion Date, the Holders, Joseph Bianco (“Bianco”) and Anil Narang (“Narang”) shall own and be entitled to own as Merger Consideration pursuant to the Merger Agreement, not less than 95.0% of the Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger.  Accordingly, it is expressly understood and agreed that in the event that the aggregate number of shares of Fully-Diluted Common Stock immediately prior to the Effective Time of the Merger shall be less than or greater than an aggregate of 1,096,700 shares of Fully-Diluted Common Stock, then and in such event, the aggregate number of Conversion Shares issuable upon the automatic conversion of the Series A Preferred Stock shall be appropriately adjusted so that immediately after the Conversion Date, all of the Holders, Bianco and Narang shall own and be entitled to own of record in the aggregate 95.0% of the Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger and the holders of the outstanding shares of Common Stock immediately prior to the Effective Time of the Merger shall own 5.0% of the Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger.

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F.           Notice of Adjustment.  Upon the occurrence of any event which requires any adjustment of the number of Conversion Shares, then, and in each such case, the Corporation shall give notice thereof to the Holders of the Series A Preferred Stock, which notice shall state the number of Conversion Shares resulting from such adjustment and the increase or decrease in the number of Conversion Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Such calculation shall be certified by the Chief Financial Officer of the Corporation.

IX. VOTING RIGHTS

A.           Class Voting Rights.     Holders of the Series A Preferred Stock shall vote together as a separate class on all matters which impact the rights, value or conversion terms, or ranking of the Series A Preferred Stock, as provided herein.

B.           General Voting Rights with Common Stock.     Subject at all times to the provisions of this Article IX, except as otherwise required by law or as set forth herein, the Holder of each share of Series A Preferred Stock shall be entitled to cast, at any regular or special meeting of stockholders of the Corporation or in connection with the solicitation of any written consent of stockholders of the Corporation, that number of votes as shall be equal to the number of Conversion Shares into which such share of Series A Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class.  Holders of Series A Preferred Stock shall be entitled to notice of any stockholders' meeting in the same manner and at the same time as holders of Common Stock, and in accordance with the Bylaws of the Corporation.

X. PROTECTION PROVISIONS

Prior to the Conversion Date, without the unanimous prior written consent of the Holders of the Series A Preferred Stock, the Corporation shall not:

(a)           make any amendment or modification of the Corporation’s Certificate of Incorporation or by-laws in any manner which has or could reasonably be expected to have, an adverse effect on the rights, privileges and designations of the Series A Preferred Stock;

(b)           issue any additional shares of Series A Preferred Stock, Common Stock or other securities of the Corporation, except as contemplated by the Merger Agreement; or

(c)           amend or modify in any manner this Series A Certificate of Designation.

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XI. MISCELLANEOUS

A.           Cancellation of Series A Preferred Stock If any shares of Series A Preferred Stock are converted pursuant to the Series A Certificate of Designations, the shares so converted or redeemed shall be canceled, shall return to the status of authorized, but unissued Series A Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series A Preferred Stock.

B.           Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the lost, theft, destruction or mutilation of any Series A Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, the Series A Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date.  However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Series A Preferred Stock Certificate(s) if the Holder contemporaneously requests the Corporation to convert such Series A Preferred Stock.

C           Waiver Notwithstanding any provision in this Certificate of Incorporation to the contrary, any provision contained herein and any right of the Holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the Holders thereof) upon the written consent of all of the Holders.

ARTICLE V

The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.  The Board of Directors of the Corporation is expressly authorized to make, alter or repeal the By-Laws of the Corporation, but the stockholders may make additional By-Laws and may alter or repeal any By-Law whether adopted by them or otherwise.

ARTICLE VI

Elections of directors need not be by written ballot except and to the extent provided in the By-Laws of the Corporation.  No director of the Corporation need be a stockholder of the Corporation.

ARTICLE VII

The Corporation is to have perpetual existence.

ARTICLE VIII

The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), indemnify any and all persons whom it shall have power to indemnify under said Section from and against any all of the expenses and liabilities or other matters referred to in or covered by said Section.  Such indemnification shall be mandatory and not discretionary.  Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater than or different from that provided in this Article VIII and the Corporation may purchase and maintain insurance on behalf of any director or officer to the extent provided by Section 145 of the General Corporation Law of the State of Delaware.  Any amendment or repeal of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

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The Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law, advance all costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred by any director or officer within 15 days of the presentation of same to the Corporation, with respect to any one or more actions, suits or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation or serves or served at the request of the Corporation as a director, officer, partner, trustee, agent or employee of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, so long as the Corporation receives from the director or officer an unsecured undertaking to repay such expenses if it is ultimately determined that such director or officer is not entitled to be indemnified by the Corporation under the Delaware General Corporation Law.  Such obligation to advance costs and expenses shall be mandatory, and not discretionary, and shall include, without limitation, costs and expenses incurred in asserting affirmative defenses, counterclaims and cross-claims.  Such undertaking to repay may, if first requested in writing by the applicable director or officer, be on behalf of (rather than by) such director or officer, provided that in such case the Corporation shall have the right to approve the party making such undertaking.

The indemnification and advancement of expenses provided for herein shall not be deemed to be exclusive of any other rights to which those indemnified or entitled to advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE IX

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.  Any amendment or repeal of this Article IX shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.  The liability of a director shall be further eliminated or limited to the full extent permitted by Delaware law, as it may hereafter be amended.

ARTICLE X

Meetings of stockholders may be held within or without the State of Delaware, as determined by the Board of Directors.  The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

ARTICLE XI

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the Delaware General Corporation Law, and all rights conferred upon stockholders herein are granted subject to this reservation.

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ARTICLE XII

The number of directors of the Corporation shall be such number as shall be determined from time to time by resolution of the Board of Directors.  A director may be removed, at any time, either with or without cause, by the affirmative vote of holders of a majority of the voting power of shares of stock then entitled to vote with respect to the election of such director.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been duly executed and delivered by the Corporation this ___ day of February 2010.

FLORHAM CONSULTING CORP.

By:
Joseph Bianco, Chief Executive Officer

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Exhibit B

FLORHAM CONSULTING CORP.
2009 STOCK INCENTIVE PLAN

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FLORHAM CONSULTING CORP.
2009 STOCK INCENTIVE PLAN

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FLORHAM CONSULTING CORP.
2009 STOCK INCENTIVE PLAN

1. Purpose of the Plan. The purpose of the Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of Awards. By granting Awards to such individuals, the Company expects that the interests of the recipients will be better aligned with those of the Company.

2. Definitions. Unless the context clearly indicates otherwise, the following capitalized terms shall have the meanings set forth below:

A.           “Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

B.           “Award” means a grant under the Plan of an Option, Stock Appreciation Right, Cash-Based Award or Other Stock-Based Award.

C.           “Award Agreement” means an agreement entered into between the Company and a Participant setting forth the terms and provisions applicable to Awards granted under the Plan.

D.           “Board” means the Board of Directors of the Company.

E.           “Cash-Based Award” means an Award described in Section 8 as a Cash-Based Award.

F.           “Change in Control” means (i) the purchase or other acquisition after the date hereof (other than from the Company) by any person, entity or group of persons, within the meaning of §13(d) or §14(d) of the Act (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 51% or more of either the then-outstanding shares of common stock of the Company or the combined voting power of the Company’s then-outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the date hereof, constitute the Board (and, as of the date hereof, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) shall be, for purposes of this section, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation’s then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

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G.          “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

H.          “Committee” means the committee described in Section 5.

I.           “Company” means Florham Consulting Corp., a Delaware corporation.

J.           “Fair Market Value” means (i) if there should be a public market for the relevant Stock on the determination date, the arithmetic mean between the high and low of prices of such Stock as reported on such date on the Composite Tape of the principal national securities exchange or, if applicable, the NYSE Amex Stock Exchange on which such Stock is listed or admitted to trading, or, if such Stock is not listed or admitted on any national securities exchange or the NYSE Amex Stock Exchange, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (“NASDAQ”), or if no sale of such shares shall have been reported on the Composite Tape of any national securities exchange or the NYSE Amex Stock Exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of such shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Stock on such date, the value established by the Committee in good faith.

K.          “Incentive Stock Option” means a stock option which is an incentive stock option within the meaning of Code §422.

L.          “Non-qualified Stock Option” means a stock option which is not an Incentive Stock Option.

M.         “Option” means both an Incentive Stock Option and a Non-Qualified Stock Option.

N.          “Other Stock-Based Award” means an Award granted pursuant to Section 8 and described as an Other Stock-Based Award.

O.          “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code §424.

P.          “Participant” means an employee, director or consultant of the Company who is selected by the Committee to receive an Award.

Q.          “Plan” means this Florham Consulting Corp. 2009 Stock Incentive Plan.

R.          “Public Offering” means the creation of an active trading market in Common Stock by the sale of Common Stock to the public pursuant to a registration statement under the Securities Act of 1933.

S.          “Stock” means the common stock of the Company.

T.          “Stock Appreciation Right” means a stock appreciation right described in Section 7.

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U.          “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code §424.

3. Stock Subject to the Plan. One Million Five Hundred Thousand (1,500,000) shares of Stock have been allocated to the Plan and will be reserved to satisfy Awards under the Plan. The Company may, in its discretion, use shares held in the treasury in lieu of authorized but unissued shares. If any Award shall expire or terminate for any reason, the shares subject to the Award shall again be available for the purposes of the Plan. Any shares of Stock which are used by a Participant as full or partial payment to the Company to satisfy a purchase price related to an Award shall again be available for the purposes of the Plan. To the extent any shares subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such withheld shares shall again be available for the purposes of the Plan.

4. Administration. The Plan shall be administered by the Board of Directors of the Company or the Committee, if and when formed. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Awards shall be granted and the number of shares, if applicable, to be subject to each Award. In making such determinations, the Committee may take into account the nature of services rendered by the respective individuals, their present and potential contributions to the Company’s success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations on the matters referred to in this Section 4 shall be conclusive.

5. Committee. When and if formed, the Committee shall be comprised of directors on the compensation committee of the Board. A majority of its members shall constitute quorum. All determinations of the Committee shall be made by a majority of its members present at any meeting at which there is a quorum. Any decision or determination reduced to writing and signed by all of the members shall as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee may, to the extent permitted by law, delegate its responsibilities and authority hereunder to an officer of the Company.

When and if formed, the Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. Before the Committee is formed, the term “Committee” as used herein means the entire Board.

6. Options. The Committee, in its discretion, may grant Options which are Incentive Stock Options or Non-qualified Stock Options, as evidenced by the Award Agreement, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

A.          Type of Option. Incentive Stock Options may be granted to any individual classified by the Committee as an employee of the Company, a Parent or a Subsidiary. A Non-Qualified Stock Option may be granted to any individual selected by the Committee.

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B.           Option Prices. The purchase price of the Stock under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock at the time of the granting of the Option; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the purchase price of the Stock under each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date such Option is granted. The purchase price of the Stock under each Non-qualified Stock Option shall be determined from time to time by the Committee, which need not be uniform for all Participants, and shall not be less than 100% of Fair Market Value.

C.           Exercise – Elections and Restrictions. The purchase price for an Option is to be paid in full upon the exercise of the Option, either (i) in cash, (ii) in the discretion of the Committee, by the tender to the Company (either actual or by attestation) of shares of Stock already owned by the Participant for a period of at least six months as of the date of tender and registered in his or her name, having a Fair Market Value equal to the cash exercise price of the Option being exercised, (iii) under a “cashless exercise” provision implemented by the Committee in connection with the Plan, or (iv) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) through (iii) hereof; provided that, no shares of Stock may be tendered in exercise of an Incentive Stock Option if such shares were acquired by the Participant through the exercise of an Incentive Stock Option unless (a) such shares have been held by the Participant for at least one year, and (b) at least two years have elapsed since such prior Incentive Stock Option was granted. The Committee may provide in an Award Agreement that payment in full of the option price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of any withholding obligations on the part of the Company. The proceeds of sale of Stock subject to the Option are to be added to the general funds of the Company or to the shares of the Stock held in its Treasury, and used for its corporate purposes as the Board shall determine.

D.           Option Terms. The term of each Option shall not be more than ten years from the date of granting thereof or such shorter period as is prescribed in the Award Agreement; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the term of any Incentive Stock Option shall not be more than five years from the date of granting thereof or such shorter period as prescribed in the Award Agreement. Within such limit, Options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall, in each instance, approve, which need not be uniform for all Participants. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to Option until such shares shall be issued to him or her upon the exercise of his or her Option. Upon exercise of an Option, the Committee shall withhold a sufficient number of shares to satisfy the Company’s minimum required statutory withholding obligations for any taxes incurred as a result of such exercise (based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes); provided that, in lieu of all or part of such withholding, the Participant may pay an equivalent amount of cash to the Company.

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E.           Successive Option Grants. As determined by the Committee, successive option grants may be made to any Participant under the Plan.

F.           Additional Incentive Stock Option Requirements. The maximum aggregate Fair Market Value (determined at the time an Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company, a Parent and a Subsidiary) shall not exceed $100,000. A Participant who disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

G.           Deferral of Gain on a Non-qualified Stock Option. In accordance with the terms of the applicable non-qualified deferred compensation plan, if any, in which a Participant is eligible to participate, a Participant may elect to defer any gain realized upon the exercise of a Non-qualified Stock Option. The election to defer the gain must be made in accordance with the applicable non-qualified deferred compensation plan, if any.

7.	Stock Appreciation Rights.

A.           Grant Terms. The Committee may grant a Stock Appreciation Right independent of an Option or in connection with an Option or a portion thereof. A Stock Appreciation Right granted in connection with an Option or a portion thereof shall cover the same shares of Stock covered by the Option, or a lesser number as the Committee may determine. A Stock Appreciation Right shall be subject to the same terms and conditions as an Option, and any additional limitations set forth in this Section 7 or the Award Agreement.

B.           Exercise Terms. The exercise price per share of Stock of a Stock Appreciation Right shall be an amount determined by the Committee and shall not be less than 100% of Fair Market Value. A Stock Appreciation Right granted independent of an Option shall entitle the Participant upon exercise to a payment from the Company in an amount equal to the excess of the Fair Market Value on the exercise date of a share of Stock over the exercise price per share, times the number of Stock Appreciation Rights exercised. A Stock Appreciation Right granted in connection with an Option shall entitle the Participant to surrender an unexercised Option (or portion thereof) and to receive in exchange an amount equal to the excess of the Fair Market Value on the exercise date of a share of Stock over the exercise price per share for the Option, times the number of shares covered by the Option (or portion thereof) which is surrendered. Payment may be made, in the discretion of the Committee, in (i) Stock, (ii) cash or (iii) any combination of Stock and cash. Cash shall be paid for fractional shares of Stock upon the exercise of a Stock Appreciation Right.

C.           Limitations. The Committee may impose such conditions upon the exercisability or transferability of Stock Appreciation Rights as it determines in its sole discretion.

8. Other Stock-Based Awards and Cash-Based Awards. The Committee may, in its sole discretion, grant Awards of Stock, restricted Stock and other Awards that are valued in whole or in part by reference to the Fair Market Value of Stock. These Awards shall collectively be referred to herein as Other Stock-Based Awards. The Committee may also, in its sole discretion, grant Cash-Based Awards, which shall have a value as may be determined by the Committee. Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, but not limited to, the right to receive one or more shares of Stock (or the cash-equivalent thereof) upon the completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Other Stock-Based Awards and Cash-Based Awards may be granted with or in addition to other Awards. Subject to the other terms of the Plan, Other Stock-Based Awards and Cash-Based Awards may be granted to such Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee and set forth in an Award Agreement.

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9. Performance-Based Awards. To the extent applicable, the Committee may, in its sole and absolute discretion, determine that certain Other Stock-Based Awards and/or Cash-Based Awards should be subject to such requirements so that they are deductible by the Company under Code §162(m). If the Committee so determines, such Awards shall be considered Performance-Based Awards subject to the terms of this Section 9, as provided in the Award Agreement. A Performance-Based Award shall be granted by the Committee in a manner to satisfy the requirements of Code §162(m) and the regulations thereunder. The performance measures to be used for purposes of a Performance-Based Award shall be chosen by the Committee, in its sole and absolute discretion, from among the following: earnings per share of Stock; book value per share of Stock; net income (before or after taxes); operating income; return on invested capital, assets or equity; cash flow return on investments which equals net cash flows divided by owners’ equity; earnings before interest or taxes; gross revenues or revenue growth; market share; expense management; improvements in capital structure; profit margins; Stock price; total stockholder return; free cash flow; or working capital. The performance measures may relate to the Company, a Parent, a Subsidiary, or one or more units of such an entity.

The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to an Award and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. The Committee shall have the discretion to adjust Performance-Based Awards downward.

For calendar years beginning after the “reliance period” defined in Treas. Reg. §1.162-27(f)(2) or any successor thereto with respect to the Company, an Award shall be a Performance-Based Award only if the Committee consists solely of two or more Outside Directors within the meaning of Treas. Reg. §1.162-27(e)(3) or any successor thereto.

10. Nontransferability of Awards. Unless otherwise determined by the Committee and expressly set forth in an Award Agreement, an Award granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws or descent and distribution and an Award may be exercised, if applicable, during the lifetime of the Participant thereof, only by the Participant or his or her guardian or legal representative. Notwithstanding the above, the Committee may not provide in an Award Agreement that an Incentive Stock Option is transferable.

11. Investment Purpose. Each Award under the Plan shall be awarded only on the condition that all purchases of Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision with respect to Awards granted under this Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of Stock subject to the Award, or upon the happening of any other contingency warranting the release of such condition.

If deemed advisable by the Committee, the certificates evidencing the shares acquired by the Participant pursuant to this Plan may bear a restrictive legend, if appropriate, indicating that the shares have not been registered under said Act and are subject to restrictions on the transfer thereof, which legend may be in the following form (or such other form as the Company shall determine to be proper), to-wit:

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“The shares represented by this certificate have not been registered under the Securities Act of 1933, but have been issued or transferred to the registered owner pursuant to the exemption afforded by Section 4(2) of said Act. No transfer or assignment of these shares by the registered owner shall be valid or effective, and the issuer of these shares shall not be required to give any effect to any transfer or attempted transfer of these shares, including without limitation, a transfer by operation of law, unless (a) the issuer shall have received an opinion of its counsel that the shares may be transferred without requirement of registration under said Act, or (b) there shall have been delivered to the issuer a ‘no-action’ letter from the staff of the Securities and Exchange Commission, or (c) the shares are registered under said Act.”

In addition to the restrictions described above, the Participant may not sell, pledge, transfer, donate, assign or otherwise dispose of (collectively, “transfer”), whether voluntarily or by operation of law, any shares of Stock acquired pursuant to the Plan except as provided in this Section 11.

12. Adjustments Upon Changes in Capitalization or Corporation Acquisitions. Notwithstanding any other provisions of the Plan, the Award Agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding Award and the exercise prices, if applicable, in the event of changes in the outstanding Stock by reason of stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which Awards may be granted to an individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company, a Parent or a Subsidiary enters into a transaction described in §424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in §424(a) of the Code.

In the event of a Change in Control, notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the Committee may, in its sole discretion, provide for:

A. Accelerated vesting of any outstanding Awards that are otherwise unexercisable or unvested as of a date selected by the Committee;

B. Issuance of substitute Awards to substantially preserve the terms of any Awards previously granted under the Plan.

13. Amendment and Termination. The Board may at any time terminate the Plan, or make such modifications to the Plan as it shall deem advisable (except under the anti-dilution provisions of Section 12), or change the class of employees to whom Incentive Stock Options may be granted, or withdraw the authority to administer the Plan from a committee whose members satisfy the requirements of Section 5.

14. Effectiveness of the Plan. The Plan shall become effective upon adoption by the Board subject, however, to its further approval by the stockholders of the Company given within 12 months of the date the Plan is adopted by the Board by written consent, at a regular meeting of the stockholders or at a special meeting duly called and held for such purpose.

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15. Time of Granting of an Award. An Award grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, makes an Award to a Participant (but in no event prior to the adoption of the Plan by the Board); provided that, such Award is evidenced by a written Award Agreement duly executed on behalf of the Company and on behalf of the Participant within a reasonable time after the date of the Committee action.

16. Term of Plan. This Plan shall terminate ten years after the date on which it is approved and adopted by the Board and no Award shall be granted hereunder after the expiration of such ten-year period.

Awards outstanding at the termination of the Plan shall continue in accordance with their terms and shall not be affected by such termination.

17. No Right To Continued Employment. Nothing in the Plan or in any Award granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate his or her employment at any time.

18. Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law.

The foregoing Plan was approved and adopted by the Board on December 23, 2009 and by a majority of the Company’s stockholders on December 31, 2009.

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Exhibit C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2009

FLORHAM CONSULTING CORP.
(Exact name of registrant as specified in charter)

Delaware	000-52634	20-2329345
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

845 Third Avenue, 6th Floor
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (646) 290-5290

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This current report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the SEC which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

In this Form 8-K, unless the context otherwise requires:

(a)   all references to “Florham” refers (i) prior to the consummation of the transactions contemplated by the Agreement and Plan of Merger and Interest Purchase Agreement referred to below, to Florham Consulting Corp. (“Florham”), a development stage Delaware corporation, and (ii) on and after consummation of the transactions contemplated by the Agreement and Plan of Merger and Interest Purchase Agreement, to Florham (to be renamed “Educational Investors Corp.”).

(b)   all references to the “EII Group” refers collectively to Educational Investors, Inc., a Delaware corporation (“EII”), Valley Anesthesia, Inc., a Delaware corporation and Valley Anesthesia Educational Programs, Inc., an Iowa corporation (collectively, “Valley”), and Training Direct, LLC, a Connecticut limited liability company (“Training Direct”).

(c)   all references to “we,’’ ‘‘us,’’ ‘‘our’’ and “the Company” refers collectively to Florham, EII, Valley and Training Direct as at the date of this Current Report on Form 8-K, and following the closing of the transactions contemplated by the Agreement and Plan of Merger and Interest Purchase Agreement.

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.01	Changes in Control of Registrant.
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 5.06	Change in Shell Company Status.
Item 9.01	Financial Statements and Exhibits.

The Agreement and Plan of Merger

On December 16, 2009, Florham executed an agreement and plan of merger (the “Merger Agreement”) among Florham, EII Acquisition Corp. (a newly formed acquisition subsidiary of Florham) (“Mergerco”), EII and its security holders, Sanjo Squared, LLC, Kinder Investments, LP, Joseph Bianco and Anil Narang (collectively, the “EII Securityholders”) pursuant to which Mergerco was merged with and into EII, with EII as the surviving corporation of the merger (the “Reverse Merger”), as a result of which EII became a wholly-owned subsidiary of Florham. Under the terms of the Merger Agreement, the EII Securityholders received (i) an aggregate of 6,000,000 shares of Florham's common stock, par value $.0001 per share (the “Common Stock”), (ii) options to acquire 2,558,968 additional shares of Florham’s Common Stock, fifty percent (50%) of which have an initial exercise price of $0.50 per share and fifty percent (50%) of which have an initial exercise price of $0.228 per share, subject to certain performance targets set forth in the Merger Agreement, and (iii) 250,000 shares of Florham’s Series A Preferred Stock, with each share of Florham's Series A Preferred Stock automatically convertible into 49.11333 shares of Florham's Common Stock upon the filing by Florham of an amendment to its certificate of incorporation which increases the authorized shares of Florham's Common Stock to at least 50,000,000. For a more complete description of the terms of the Series A Preferred Stock, see “Description of Securities” elsewhere in this Form 8-K.

EII was incorporated in the State of Delaware on July 20, 2009 for the purpose of acquiring vocational, training and technical schools, with an initial emphasis on the health care and medical industries. EII’s wholly-owned subsidiary, Valley Anesthesia, Inc., was incorporated on July 15, 2009 in the State of Delaware and has its corporate offices located in New York, New York. Effective August 20, 2009, Valley Anesthesia, Inc. purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. for an aggregate purchase price of $3,838,215, plus certain contingent payments which are subject to the achievement of predetermined operating milestones. EII, through Valley, provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.

Until consummation of the Reverse Merger, Florham was a publicly reporting Delaware corporation offering Internet professional services, including providing its clients with an integrated set of strategic creative and technology services that enable such clients to effect and maximize their Internet business.  As a result of the Reverse Merger, Florham will carry out the business and operations of the EII Group.

The closing of the transactions contemplated by the Merger Agreement were subject to a number of conditions including, without limitation, completion of due diligence, approval of the Merger Agreement by the Boards of Directors of EII and Florham and the prior or simultaneous closing of the Purchase Agreement (as defined below). On December 31, 2009, the parties to the Merger Agreement deemed all closing conditions to be satisfied and accordingly, the Reverse Merger was consummated.

At the closing of the Reverse Merger, all present officers of Florham have resigned and Joseph Bianco was appointed as the Chief Executive Officer of the Company, Anil Narang was appointed as the President and Chief Operating Officer of the Company, and Kellis Veach was appointed as the Chief Financial Officer and Secretary of the Company. In addition, our sole director has tendered his resignation to be effective on the tenth day after mailing of a Schedule 14f-1 statement to our stockholders.  Joseph Bianco, Anil Narang, Dov Perlysky, Howard Spindel and David Cohen were appointed as Directors of the Company with such appointments to be effective on the tenth day after mailing the Schedule 14f-1.

Pursuant to the terms of the Reverse Merger, Florham has agreed to cause (i) the shares of Common Stock issued and outstanding prior to the effective time of the Reverse Merger; and (ii) 930,000 shares of Common Stock issuable upon exercise of warrants expiring on June 30, 2016 at an exercise price of $0.05 per share, to be registered for resale under the Securities Act as soon as practicable following the effective time of the Reverse Merger.

Promptly following the date of this Form 8-K, Florham will file an Information Statement on Schedule 14C under the Exchange Act, and upon the effectiveness of such Information Statement and the expiration of the requisite 20 day period following mailing of such Information Statement to Florham shareholders, Florham will amend and restate its certificate of incorporation to, among other things:

•	increase its authorized Common Stock to 50,000,000 shares (the “Share Capital Increase”); and
•	change the corporate name of Florham to “Educational Investors Corp.” (the “Name Change”).

On December 23, 2009, holders of a majority of the issued and outstanding shares of Common Stock of Florham have consented in writing to approve (i) the Merger Agreement and the transactions contemplated therein, (ii) the Name Change; (iii) the Share Capital Increase; and (iv) Florham’s 2009 Stock Incentive Plan (the “Stock Incentive Plan”) for key employees, directors, consultants and others providing services to Florham, pursuant to which up to 1,500,000 shares of Common Stock shall be authorized for issuance thereunder. Accordingly, Florham shareholder approval of such matters is assured. Consummation of the Name Change and the Share Capital Increase is scheduled to occur as soon as practicable following the effectiveness of an Information Statement on Schedule 14C and after the passage of the requisite 20 day period after mailing the Information Statement to Florham stockholders, but in no event later than January 31, 2010.

As a result of the Reverse Merger, we believe we are no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

The Interest Purchase Agreement

In addition to the Merger Agreement, on December 16, 2009, EII entered into an Interest  Purchase Agreement (“Purchase Agreement”) with the members of Training Direct and Florham pursuant to which EII acquired all outstanding membership interests, on a fully diluted basis, of Training Direct (the “Subject Interests”) in exchange for (a) $200,000 cash, (b) shares of Florham's Common Stock having a deemed value of  $600,000 (the “Acquisition Shares”), with such number of Acquisition Shares to be determined by dividing $600,000 by the “Discounted VWAP” (as defined below) for the twenty (20) “Trading Days” (as defined below) immediately following the consummation of the Reverse Merger, and (c) shares of Florham’s  Common Stock having a deemed value of $300,000 (the “Escrow Shares”), with such number of Escrow Shares to be determined by dividing $300,000 by the Discounted VWAP for the twenty (20) Trading Days immediately following the consummation of the Reverse Merger. The Escrow Shares will be held in escrow and released therefrom as provided in the Purchase Agreement. “Discounted VWAP” is defined in the Purchase Agreement as seventy percent (70%) of the “VWAP” of Florham's Common Stock, but in no event less than $0.40 per share. “VWAP” is defined in the Purchase Agreement as a fraction, the numerator of which is the sum of the product of (i) the closing trading price for Florham's Common Stock on the applicable national securities exchange on each Trading Day of the twenty (20) Trading Days following the consummation of the Reverse Merger, and (ii) the volume of Florham's Common Stock on the applicable national securities exchange for each such day and the denominator of which is the total volume of Florham's Common Stock on the applicable national securities exchange during such twenty day period, each as reported by Bloomberg Reporting Service or other recognized market price reporting service. “Trading Day” is defined in the Purchase Agreement as any day on which the New York Stock Exchange or other national securities exchange on which Florham’s Common Stock trades is open for trading.  Assuming the Discounted VWAP for the twenty Trading Days after the effective date of the Reverse Merger is $0.50, we will issue an aggregate of 1,200,000 Acquisition Shares and 600,000 Escrow Shares.

Training Direct was organized as a limited liability company in the State of Connecticut on January 7, 2004. The company owns and operates a Connecticut-licensed vocational training school which provides vocational education and training programs to its students.

The closing of the Purchase Agreement was subject to a number of conditions including, without limitation, approval of the change of ownership of Training Direct by the Connecticut Department of Higher Education, the execution by the Company, EII and the EII Securityholders of all documents  necessary to affect the Reverse Merger, approval of the Purchase Agreement by the Board of Directors of EII and the board of managers of Training Direct and execution of a certain employment agreement and consulting agreement. On December 31, 2009, the parties to the Purchase Agreement deemed all closing conditions to be satisfied and accordingly, the purchase and sale of the Subject Interests was consummated.

General Overview of the Business

Valley

Through Valley, EII provides comprehensive review and update courses and study materials that aid Student Registered Nurse Anesthetists (“SRNA”) and Graduate Registered Nurse Anesthetists (“GRNA”) in preparation for the National Certifying Exam (“NCE”) throughout the continental United States.

Valley’s principal service is a three-day comprehensive review and update course designed to prepare SRNAs for the NCE. Valley also offers a 600-page basic manual. Additionally, Valley offers MemoryMasterTM, which is a collection of approximately 4,000 questions and answers designed to further assist its students in preparation for the NCE. Valley presented 10 courses in 2007, 11 courses in 2008 and 12 courses in 2009. In addition, Valley has 13 courses scheduled for 2010.

Valley’s revenue is currently generated from three sources: (i) seminars, (ii) manuals, and (iii) MemoryMasterTM.  In addition, Valley anticipates that there will be a fourth revenue source beginning in 2010, which is from on-line practice examinations that management expects to launch in January 2010.

Seminars

Each review and update course includes 26 hours over a three-day time period. The courses are located throughout the United States in areas with high concentrations of nursing programs. Seminars are typically held in hotel conference rooms located close to airports to minimize logistical issues for traveling students.

Registration for the seminars can be completed online, by mail or by telephone. Registration for courses for the following year occurs at the end of August. Once the registration period has commenced, the seminars are often filled within a couple days. Seminars in Cleveland and Philadelphia have traditionally had the highest student enrollments with two courses in Cleveland that included 217 and 216 students, respectively, and 215 students in Philadelphia in 2007. In 2008, the seminars had enrollments for two courses in Philadelphia of 224 and 220 students, respectively, and in Cleveland for two courses of 219 and 216 students, respectively. In 2009, the seminars had enrollments for two courses in Cleveland of 212 and 209 students, respectively, a course in Philadelphia with enrollment of 218 students and a course in Dallas with enrollment of 217 students.

Manuals

Valley publishes a course manual which is purchased by students enrolled in the seminars and others. The course manual consists of over 600 pages and is printed by a third party. While the volume is fairly substantial, the complexity of the printing is not excessive and the manuals are not bound. Production costs were approximately $175,000 in 2007, $186,000 in 2008 and $44,000 for the nine months ended September 30, 2009. The manuals are ordered from the printers each fall after registration has begun for the following year’s courses and correspondingly, the majority of the printing costs are incurred in the fourth quarter.  Since the per unit cost to print 100 manuals is the same as the cost to print one, Valley only orders enough books to meet its known demand. As Valley receives additional orders, it places orders with its vendor to print the required quantity to meet the additional demand.

MemoryMasterTM

Valley offers its MemoryMasterTM study guide collection of approximately 4,000 questions and answers to aid its students in preparation for the NCE by facilitating the memorization and understanding of a large body of anesthesia-related facts, concepts and issues. MemoryMasterTM content is categorized according to the outline provided by the Council on Certification of Nurse Anesthesia, which includes:

•	basic and related clinical sciences;
•	equipment, instrumentation and technology;
•	basic principles of anesthesia;
•	advanced principles of anesthesia; and
•	professional issues.

MemoryMasterTM is offered in two forms: (i) a bound, soft covered book, and (ii) flash cards.  The book provides the entire MemoryMasterTM content in a side-by-side format, with questions appearing on the left side of each page and the corresponding answers on the right side.

MemoryMasterTM is printed by the same third party source as the course manuals. MemoryMasterTM can also be ordered from the printers on an as needed basis. Management estimates that MemoryMasterTM accounted for approximately $419,000 of revenue in 2007, $407,000 of revenue in 2008 and $142,000 of revenue during the nine months ended September 30, 2009. Historically, the fourth quarter includes the greatest amount of MemoryMasterTM shipments and related revenue.

On-Line Practice Examinations

Valley anticipates that there will be a fourth revenue source beginning in 2010, which is from on-line practice examinations that management expects to launch in January 2010. Valley’s on-line practice examinations will be a test assessment program where students can visit a mock testing center (the “Center”) on-line. Practice examinations and subject-specific quizzes will be available for student practice purposes. Valley believes that this will be a popular addition to its offerings, and that most students who take its courses, and others who do not, will avail themselves of the new test assessment Center. As of the date hereof, pricing for this program has not been finalized but it is expected that the Center will be fully functional by the end of January 2010.

Training Direct

 Through its Training Direct subsidiary, EII provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries. Training Direct strives to assist those who may not have realized their full potential in the workplace by finding such individuals a new career direction and assisting in progressing their learning skills necessary to reach their earning and personal development possibilities and goals. Training Direct maintains licenses from the Connecticut Commissioner of Higher Education, the Connecticut Department of Health Services and the National Health Career Association, and is an Eligible Training Provider under the Workforce Investment Act. Such licenses require that Training Direct have a competent faculty, offer educationally sound and up-to-date courses and course materials, and be subject to inspections and approvals by outside examining committees.

Distance Learning Programs

Distance learning programs provide an additional opportunity to individuals who may not have acquired all of the education they need and are unable to take advantage of residential training educational opportunities. Distance learning is defined as enrollment and study with an educational institution that provides lesson materials prepared in a sequential and logical order for study by students on their own, allowing students to acquire new professional skills while studying at home at their own pace. In order to help each student in their field of study, Training Direct provides counseling and lesson assistance by telephone and through mail.

Training Direct’s distance learning offerings include educational programs in the following fields and industries:

•	medical office assistance;
•	medical billing and coding;
•	hotel-motel front office;
•	veterinary assistant;
•	paralegal; and
•	pharmacy technician.

When each lesson is completed, the student mails the assigned work to the school for correcting, grading, comment and subject matter guidance by qualified instructors. Corrected assignments are rapidly returned to the student, providing a personalized student-teacher relationship.

Residential Training Program

Training Direct offers a comprehensive Certified Nurse's Aide Program to assist its students with developing the skills and knowledge necessary to obtain an entry-level position as a Nurse's Aide in a health care facility. The training program provides the student with both basic knowledge and practical experience in the terminology, procedures, and techniques required of a Nurse's Aide. This training program meets the Connecticut Department of Health Services guideline for eligibility to take the State certification exam for Nurse's Aides.

Key Corporate Objectives

Our goal is to strengthen and capitalize on our position as a provider of high quality, accessible education for individuals throughout the United States. Our principal focus is to provide high quality educational products and services to our students in order for them to maximize the benefit of their educational experience.

EII’s key business development objectives over the next three to five years are to seek and consummate potential acquisitions with companies engaged in the business of providing vocational training and test preparation products and services. In addition, management intends to launch and further develop on-line test assessment programs and web-based course offerings. For a further description of EII’s key corporate objectives, see “Business, Our Strategy and Key Corporate Objectives” in this report.

The following diagrams set forth our corporate structure, both before and after giving effect to consummation of the transactions contemplated by the Merger Agreement and the Purchase Agreement described in this report.

(1)  Corporate name will be changed to “Educational Investors Corp.” pursuant to the Merger Agreement.

(2)  Effective August 20, 2009, Valley Anesthesia, Inc. purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. for an aggregate purchase price of $3,838,215, plus certain contingent payments which are subject to the achievement of predetermined operating milestones.

Our Offices and Other Corporate Information

EII’s and Valley’s principal executive offices are located at 845 Third Avenue, 6th Floor, New York, New York 10022, and its telephone number is (646) 290-5290. Valley’s principal operating office is located at 1995 Country Club Blvd, Clive, Iowa 50325 and its telephone number is (515) 221-2590. Valley maintains a website at www.valleyanesthesia.com. Training Direct’s principal executive offices are located at 3885 Main Street, 2nd Floor, Bridgeport, Connecticut 06606 and its telephone number is (203) 372-8842. Training Direct maintains a website at www.trainingdirectusa.org. The contents of such websites are not part of this report.

RISK FACTORS

Investment in our securities involves risk. You should carefully consider the risks we describe below before deciding to invest. The market price of our securities could decline due to any of these risks, in which case you could lose all or part of your investment. In assessing these risks, you should also refer to the other information included in this Report. Our business, financial condition or results of operations could be affected materially and adversely by any of the risks discussed below and any others not currently identified or foreseen. This discussion contains forward-looking statements.

Risks Related to Our Business and Industry in Which We Operate

We are subject to risks relating to enrollment of students.  If we are not able to continue to successfully recruit and retain our students, we will not be able to sustain our revenue growth rate.

Building awareness of our schools and the programs we offer is critical to our ability to attract prospective students. If our schools are unable to successfully market and advertise their educational programs, our schools’ ability to attract and enroll prospective students in such programs could be adversely affected, and, consequently, our ability to increase revenue or maintain profitability could be impaired. It is also critical to our success that we convert these prospective students to enrolled students in a cost-effective manner and that these enrolled students remain active in our programs. Some of the factors that could prevent us from successfully enrolling and retaining students in our programs include:

•	the emergence of more attractive competitors;
•	factors related to our marketing, including the cost and effectiveness of Internet advertising and broad-based branding campaigns;
•	inability to expand program content and develop new programs in a timely and cost-effective manner;
•	performance problems with, or capacity constraints of, our online education delivery systems;
•	failure to maintain accreditation;
•	inability to continue to recruit, train and retain quality faculty;
•	student or employer dissatisfaction with the quality of our services and programs;
•	student financial, personal or family constraints;
•	adverse publicity regarding us, our competitors or online or for-profit education generally;
•	tuition rate reductions by competitors that we are unwilling or unable to match;
•	a decline in the acceptance of online education;
•	increased regulation of online education, including in states in which we do not have a physical presence;
•	a decrease in the perceived or actual economic benefits that students derive from our programs or education in general; and
•	litigation or regulatory investigations that may damage our reputation.

In addition, our educational programs are concentrated in selected areas of healthcare, law and business. If applicant career interests shift away from these fields, and we do not anticipate or adequately respond to that trend, future enrollment and revenue may decline.  If employment opportunities for our graduates in fields related to their educational programs decline, future enrollment and revenue may decline as potential applicants choose to enroll at other educational institutions offering different courses of study.

We are subject to risks relating to tuition pricing, which could have a material adverse affect on our financial results.

If other educational institutions reduce their price of tuition, our educational programs could become less attractive to prospective students. In addition, we may be unable, for competitive reasons, to maintain and increase tuition rates in the future, thereby adversely affecting future revenues and earnings.

Our financial performance depends, in part, on our ability to keep pace with changing market needs and technology; if we fail to keep pace or fail in implementing or adapting to new technologies, our business may be adversely affected.

Increasingly, prospective employers of students who graduate from our schools demand that their new employees possess appropriate technological skills and also appropriate “soft” skills, such as communication, critical thinking and teamwork skills. These skills can evolve rapidly in a changing economic and technological environment. Accordingly, it is important for our schools’ educational programs to evolve in response to these economic and technological changes. The expansion of existing programs and the development of new programs may not be accepted by current or prospective students or the employers of our graduates. Even if our schools are able to develop acceptable new programs, our schools may not be able to begin offering those new programs as quickly as required by prospective employers or as quickly as our competitors offer similar programs. In addition, we may be unable to obtain specialized accreditations or licensures that may make certain programs desirable to students. To offer a new academic program, we may be required to obtain federal, state and accrediting agency approvals, which may be conditioned or delayed in a manner that could significantly affect our growth plans. If we are unable to adequately respond to changes in market requirements due to regulatory or financial constraints, unusually rapid technological changes, or other factors, our ability to attract and retain students could be impaired, the rates at which our graduates obtain jobs involving their fields of study could suffer, and our business, financial condition, results of operations and cash flows could be adversely affected.

Establishing new academic programs or modifying existing programs requires us to make investments in management and capital expenditures, incur marketing expenses and reallocate other resources. We may have limited experience with the courses in new areas and may need to modify our systems and strategy or enter into arrangements with other educational institutions to provide new programs effectively and profitably. If we are unable to increase the number of students or offer new programs in a cost-effective manner, or are otherwise unable to manage effectively the operations of newly established academic programs, our business, financial condition, results of operations and cash flows could be adversely affected.

We have invested and continue to invest significant resources in information technology, which is a key element of our business strategy. Our information technology systems and tools could become impaired or obsolete due to our action or failure to act. For instance, we could install new information technology without accurately assessing its costs or benefits, or we could experience delayed or ineffective implementation of new information technology. Similarly, we could fail to respond in a timely or sufficiently competitive way to future technological developments in our industry. Should our action or failure to act impair or otherwise render our information technology less effective, this could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are subject to risks relating to our information technology, system applications and security systems, which could have a material adverse affect on our financial results.

The performance and reliability of our computer networks and system applications, especially our online educational platforms and student operational and financial packaging applications, are critical to our reputation and ability to attract and retain students.  System errors and/or failures could adversely impact our delivery of educational content to our online students.  In addition, system errors could result in delays and/or errors in processing student financial payment and related disbursements. Major risks involved in such network infrastructure include any break-downs or system failures resulting in a sustained shutdown of all or a material portion of our servers, including failures which may be attributable to sustained power shutdowns, or efforts to gain unauthorized access to our systems causing loss or corruption of data or malfunctions of software or hardware.  Security breaches of our information systems can also create unauthorized disclosure of confidential information, such as the personal information of our students or credit card information.  If we are unable to prevent such security breaches, our operations could be disrupted, our students could suffer financial loss or become the victims of identity theft, or we may suffer reputational damage and/or financial loss because of lost or misappropriated information.

Our network systems are also vulnerable to damage from fire, flood, power loss, telecommunications failures, computer viruses, hacking and similar events. Any network interruption, virus or other inadequacy that causes interruptions in the availability of the online educational programs or deterioration in the quality of access to the online educational platforms could reduce our student’s satisfaction and ultimately harm our business, financial condition and results of operations. In addition, any security breach caused by hackings, which involve efforts to gain unauthorized access to information or systems, or to cause intentional malfunctions or loss or corruption of data, software, hardware or other computer equipment, and the inadvertent transmission of computer viruses could have a material adverse effect on our business, financial condition and results of operations. We do not maintain insurance policies covering losses relating to our network systems and we do not have business interruption insurance.

Future acquisitions may have an adverse effect on our ability to manage our business.

Selective acquisitions form part of our strategy to expand our business. We have limited prior experience integrating any new companies into ours, and we believe that integration of a new company’s operation and personnel will require significant management attention. The diversion of our management’s attention from our business and any difficulties encountered in the integration process could have an adverse effect on our ability to manage our business.

We may pursue acquisitions of companies, technologies and personnel that are complementary to our existing business. However, our ability to grow through future acquisitions or investments or hiring will depend on the availability of suitable acquisition and investment candidates at an acceptable cost, our ability to compete effectively to attract these candidates, and the availability of financing to complete larger acquisitions. We may face significant competition in executing our growth strategy. Future acquisitions or investments could result in potential dilutive issuances of equity securities or incurrence of debt, contingent liabilities or impairment of goodwill and other intangible assets, any of which could adversely affect our financial condition and results of operations. The benefits of an acquisition or investment may also take considerable time to develop and any particular acquisition or investment may not produce the intended benefits.

Future acquisitions would also expose us to potential risks, including risks associated with the assimilation of new operations, technologies and personnel, unforeseen or hidden liabilities, the diversion of resources from our existing businesses, educational programs and technologies, the inability to generate sufficient revenue to offset the costs and expenses of acquisitions, and potential loss of, or harm to, our relationships with employees and students as a result of the integration of new businesses.

If regulators do not approve our domestic acquisitions, the acquired schools’ state licenses, accreditation, and ability to participate in Title IV programs (if applicable) may be impaired.

When we acquire an institution, we must seek approval from the U.S. Department of Education if the acquired institution participates in Title IV programs, and from most applicable state agencies and accrediting agencies because an acquisition is considered a change of ownership or control of the acquired institution under applicable regulatory standards. A change of ownership or control of an institution under the U.S. Department of Education standards can result in the temporary suspension of the institution’s participation in the Title IV programs unless a timely and materially complete application for recertification is filed with the U.S. Department of Education and it issues a temporary provisional certification. If we are unable to obtain approvals from the state agencies, accrediting agencies or U.S. Department of Education for any institution we may acquire in the future, depending on the size of that acquisition, such a failure to obtain approval could have a material adverse effect on our business.

If regulators do not approve or delay their approval of transactions involving a change of control of our company, our state licenses and accreditation may be impaired.

A change of ownership or control of EII, depending on the type of change, may have significant regulatory consequences for Training Direct. State licensing agencies, including the Connecticut Department of Higher Education (“DHE”), have adopted the change of ownership and control standards. Such a change of ownership or control could require recertification and reauthorization by state licensing agencies, including the DHE. There can be no assurances that such recertification would be obtained on a timely basis. In addition, some states where Training Direct is presently licensed have requirements governing change of ownership or control that require approval of the change to remain authorized to operate in those states. If regulators do not approve or delay their approval of transactions involving a change of control of our company, our state licenses and accreditation may be impaired.

If any regulatory audit, investigation or other proceeding finds us not in compliance with the numerous laws and regulations applicable to the postsecondary education industry, we may not be able to successfully challenge such finding and our business could suffer.

Due to the highly regulated nature of the postsecondary education industry, we are subject to audits, compliance reviews, inquiries, complaints, investigations, claims of non-compliance and lawsuits by state governmental agencies, regulatory agencies, accrediting agencies, present and former students and employees, shareholders and other third parties, any of whom may allege violations of any of the regulatory requirements applicable to us. If the results of any such claims or actions are unfavorable to us, we may be required to pay monetary fines or penalties, be required to repay funds received under state financial aid programs, have restrictions placed on or terminate our schools’ or programs’ eligibility to participate in state or federal financial aid programs, have limitations placed on or terminate our schools’ operations or ability to grant degrees and certificates, have our schools’ accreditations restricted or revoked, or be subject to civil or criminal penalties. Any one of these sanctions could materially adversely affect our business, financial condition, results of operations and cash flows and result in the imposition of significant restrictions on us and our ability to operate.

If we fail to maintain any of our state authorizations, we would lose our ability to operate in that state.

Training Direct is authorized to operate and to grant certificates by the applicable state agency of each state where such authorization is required and where we maintain a campus. The loss of such authorization in one or more states could have a material adverse effect on our business, financial condition, results of operations and cash flows. Loss of authorization in one or more states could increase the likelihood of additional scrutiny and potential loss of operating and/or degree granting authority in other states in which we operate, which would further impact our business.

Government regulations relating to the Internet could increase our cost of doing business, affect our ability to grow or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

The increasing popularity and use of the Internet and other online services has led and may lead to further adoption of new laws and regulatory practices in the U.S. or foreign countries and to new interpretations of existing laws and regulations. These new laws and interpretations may relate to issues such as online privacy, copyrights, trademarks and service marks, sales taxes, value-added taxes, withholding taxes, allocation and apportionment of income amongst various state, local and foreign jurisdictions, fair business practices and the requirement that online education institutions qualify to do business as foreign corporations or be licensed in one or more jurisdictions where they have no physical location or other presence. New laws, regulations or interpretations related to doing business over the Internet could increase our costs and materially and adversely affect our enrollments, which could have a material adverse affect on our business, financial condition, results of operations and cash flows.

Our success depends on attracting and retaining qualified personnel.

We depend on a core management and key executives.  In particular, we rely on the expertise and experience of our senior officers and key employees in our business operations, and their personal relationships with our other significant shareholders, employees, the regulatory authorities, and our students. If any of them become unable or unwilling to continue in their present positions, or if they join a competitor or form a competing company in contravention of their employment agreements, we may not be able to identify a replacement easily, our business may be significantly disrupted and our financial condition and results of operations may be materially adversely affected. We currently maintain key-man life insurance in the amount of $2.5 million for Anil Narang, our President and Chief Operating Officer.  We do not currently maintain key-man life insurance for any of our other key personnel.

We may not be able to adequately protect our intellectual property, and we may be exposed to infringement claims by third parties.

We believe the copyrights, service marks, trademarks, trade secrets and other intellectual property we use are important to our business, and any unauthorized use of such intellectual property by third parties may adversely affect our business and reputation. We rely on the intellectual property laws and contractual arrangements with our employees, clients, business partners and others to protect such intellectual property rights. Third parties may be able to obtain and use such intellectual property without authorization. Moreover, litigation may be necessary in the future to enforce our intellectual property rights, which could result in substantial costs and diversion of our resources, and have a material adverse effect on our business, financial condition and results of operations.

We may be subject to infringement and misappropriation claims in the future, which may cause us to incur significant expenses, pay substantial damages and be prevented from providing our services.

Our success depends, in part, on our ability to carry out our business without infringing the intellectual property rights of third parties. We may be subject to litigation involving claims of patent, copyright or trademark infringement, or other violations of intellectual property rights of third parties. Future litigation may cause us to incur significant expenses, and third-party claims, if successfully asserted against us, may cause us to pay substantial damages, seek licenses from third parties, pay ongoing royalties, redesign our services or technologies, or prevent us from providing services or technologies subject to these claims. Even if we were to prevail, any litigation would likely be costly and time-consuming and divert the attention of our management and key personnel from our business operations.

Risks Related to Our Financial Condition and Results of Operations

Our limited operating history and the unproven long-term potential of our business model make evaluating our business and prospects difficult.

We were incorporated on July 20, 2009 in the State of Delaware, Training Direct was formed on January 7, 2004 in the State of Connecticut and Valley was incorporated in March 10, 1993 in the State of Iowa. As our operating history is limited, the revenue and income potential of our business and markets are yet to be fully proven. In addition, we are exposed to risks, uncertainties, expenses and difficulties frequently encountered by companies at an early stage of development. Some of these risks and uncertainties relate to our ability to:

•	increase our student enrollment by expanding the type, scope and technical sophistication of the educational services we offer;

•	respond effectively to competitive pressures;

•	respond in a timely manner to technological changes or resolve unexpected network interruptions;

•	comply with changes to regulatory requirements;

•	maintain adequate control of our costs and expenses;

•	increase awareness of our educational programs; and

•	attract and retain qualified management and employees.

We cannot predict whether we will meet internal or external expectations of our future performance. If we are not successful in addressing these risks and uncertainties, our business, financial condition and results of operations may be materially adversely affected.

We may need additional capital and may not be able to obtain such capital on acceptable terms.

Capital requirements are difficult to plan in our industry. We currently expect that we will need capital to fund our future acquisitions, educational program development, technological infrastructure and sales and marketing activities.

Our ability to obtain additional capital on acceptable terms is subject to a variety of uncertainties, including:

•	investors’ perceptions of, and demand for, securities of vocational, training and technical schools;

•	conditions of the United States and other capital markets in which we may seek to raise funds;

•	our future results of operations, financial condition and cash flows;

•	governmental regulation of educational program providers; and

•	economic, political and other conditions in United States.

Any failure by us to raise additional funds on terms favorable to us, or at all, may have a material adverse effect on our business, financial condition and results of operations. For example, we may not be able to carry out parts of our growth strategy to acquire vocational, training and/or technical schools that are complementary to our existing business or necessary to maintain our growth and competitiveness.

Our business may be adversely affected by a further economic slowdown in the U.S. or abroad or by an economic recovery in the U.S.

The U.S and much of the world economy are in the midst of an economic downturn. We believe the current economic downturn has contributed to a portion of our recent enrollment growth as an increased number of working learners seek to advance their education to improve job security or reemployment prospects. This effect cannot be quantified. However, to the extent that the economic downturn has increased demand for our programs, a subsequent economic recovery may eliminate this effect and reduce such demand as fewer potential students seek to advance their education. This reduction could have a material adverse effect on our business, financial condition, results of operations and cash flows. A worsening of the economic downturn may reduce the demand for our programs among students and the willingness of employers to sponsor educational opportunities for their employees, either of which could materially and adversely affect our business, financial condition, results of operations and cash flows.

We may not be able to sustain our recent growth rate or profitability, and we may not be able to manage future growth effectively.

Our ability to sustain our current rate of growth or profitability depends on a number of factors, including our ability to obtain and maintain regulatory approvals, our ability to attract and retain students, our ability to maintain operating margins, our ability to recruit and retain high quality academic and administrative personnel and competitive factors. In addition, growth may place a significant strain on our resources and increase demands on our management information and reporting systems, financial management controls, and personnel. Although we have made a substantial investment in augmenting our financial and management information systems and other resources to support future growth, we cannot assure you that we will have adequate capacity to accommodate substantial growth or that we will be able to manage further growth effectively. Failure to do so could adversely affect our business, financial condition, results of operations and cash flows.

Risks Relating to Our Securities

Insiders have substantial control over us, and they could delay or prevent a change in our corporate control even if our other stockholders wanted it to occur.

Our executive officers and directors hold approximately 343% of our outstanding common stock, which includes (i) shares owned by our officers and/or directors, (ii) shares attributable to certain entities in which our officers and directors share beneficial ownership, (iii) shares underlying our Series A Preferred Stock that will be converted into shares of Florham Common Stock upon the filing of our amended and restated certificate of incorporation for purposes of increasing our authorized shares to 50,000,000, and (iv) shares issuable upon exercise of stock options which have vested as of the date of this report.  Accordingly, these stockholders are able to control all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions.  This could delay or prevent an outside party from acquiring or merging with us even if our other stockholders wanted it to occur.

There may not be sufficient liquidity in the market for our securities in order for investors to sell their securities.

Our common stock is quoted on the OTC Bulletin Board under the current symbol "FHMS". There is a limited trading market for our common stock. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for our common stock, the ability of holders of our common stock to sell our common stock, or the prices at which holders may be able to sell our common stock.

The market price of our common stock may be volatile.

     The market price of our common stock has been and will likely continue to be highly volatile, as is the stock market in general, and the market for OTC Bulletin Board quoted stocks in particular. Some of the factors that may materially affect the market price of our common stock are beyond our control, such as changes in financial estimates by industry and securities analysts, conditions or trends in the industry in which we operate or sales of our common stock.  These factors may materially adversely affect the market price of our common stock, regardless of our performance.  In addition, the public stock markets have experienced extreme price and trading volume volatility.  This volatility has significantly affected the market prices of securities of many companies for reasons frequently unrelated to the operating performance of the specific companies.  These broad market fluctuations may adversely affect the market price of our common stock.

The outstanding convertible securities may adversely affect us in the future and cause dilution to existing shareholders.

As of December 31, 2009, we had 6,166,700 shares of Common Stock outstanding and 250,000 shares of Series A Preferred Stock outstanding, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 12,278,333 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares. In addition, we have outstanding 5-year options to purchase an aggregate of 3,436,328 shares of Common Stock and outstanding warrants to purchase 930,000 shares of Common Stock expiring on June 30, 2016 at an exercise price of $0.05 per share. The conversion of the Series A Preferred Stock and the exercise of options and warrants will cause dilution in the interests of other shareholders as a result of the additional common stock that would be issued upon conversion and/or exercise. Moreover, subject to any applicable lock-up restrictions, sales of the shares of our outstanding common stock, shares issuable upon conversion of the Series A Preferred Stock, and shares issuable upon exercise of the options and warrants could have a depressive effect on the price of our stock, particularly if there is not a coinciding increase in demand by purchasers of our common stock.  Further, the terms on which we may obtain additional financing during the period any of such securities remain outstanding may be adversely affected by the existence of these securities as well.

Our common stock may be considered a “penny stock” and may be difficult to sell.

     The SEC has adopted regulations which generally define a “penny stock” to be an equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock is less than $5.00 per share and, therefore, it may be designated as a “penny stock” according to SEC rules.  This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities.  These rules may restrict the ability of brokers or dealers to sell our common stock and may affect the ability of investors to sell their shares.

The market for penny stocks has experienced numerous frauds and abuses which could adversely impact investors in our stock.

OTCBB securities are frequent targets of fraud or market manipulation, both because of their generally low prices and because OTCBB reporting requirements are less stringent than those of the stock exchanges.

Patterns of fraud and abuse include:

(a)	Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

(b)	Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

(c)	“Boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;

(d)	Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

(e)
Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

Our management is aware of the abuses that have occurred historically in the penny stock market.

We have not paid dividends in the past and do not expect to pay dividends in the future, and any return on investment may be limited to the value of our stock.

We have never paid any cash dividends on our common stock and do not anticipate paying any cash dividends on our common stock in the foreseeable future and any return on investment may be limited to the value of our stock.  We plan to retain any future earnings to finance growth.

Special Note Regarding Forward-Looking Statements

This Report contains certain forward-looking statements. When used in this Report or in any other presentation, statements which are not historical in nature, including the words “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” “may,” “project,” “plan” or “continue,” and similar expressions are intended to identify forward-looking statements. They also include statements containing a projection of revenues, earnings or losses, capital expenditures, dividends, capital structure or other financial terms.

The forward-looking statements in this Report are based upon our management’s beliefs, assumptions and expectations of our future operations and economic performance, taking into account the information currently available to them. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us, which may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. These forward-looking statements are based on our current plans and expectations and are subject to a number of uncertainties and risks that could significantly affect current plans and expectations and our future financial condition and results.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Report might not occur. We qualify any and all of our forward-looking statements entirely by these cautionary factors. As a consequence, current plans, anticipated actions and future financial conditions and results may differ from those expressed in any forward-looking statements made by or on our behalf. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

BUSINESS

Prior to the Reverse Merger, Florham was a publicly reporting Delaware corporation offering Internet professional services, including providing its clients with an integrated set of strategic creative and technology services that enable such clients to effect and maximize their Internet business.  As a result of the Reverse Merger, Florham will carry out the business and operations of the EII Group.

Introduction

EII

EII was incorporated in the State of Delaware on July 20, 2009 for the purpose of acquiring vocational, training and technical schools, with an initial emphasis on the health care and medical industries. EII’s wholly-owned subsidiary, Valley Anesthesia, Inc., was incorporated on July 15, 2009 in the State of Delaware and has its corporate offices located in New York, New York. Effective August 20, 2009, Valley Anesthesia, Inc. purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. for an aggregate purchase price of $3,838,215, plus certain contingent payments which are subject to the achievement of predetermined operating milestones. EII’s wholly-owned subsidiary, Training Direct, LLC, was organized as a limited liability company in the State of Connecticut on January 7, 2004.

Valley

Through Valley, EII provides comprehensive review and update courses and study materials that aid Student Registered Nurse Anesthetists (“SRNA”) and Graduate Registered Nurse Anesthetists (“GRNA”) in preparation for the National Certifying Exam (“NCE”) throughout the continental United States.

Valley’s principal service is a three-day comprehensive review and update course designed to prepare SRNAs for the NCE. Valley also offers a 600-page basic manual. Additionally, Valley offers MemoryMasterTM, which is a collection of approximately 4,000 questions and answers designed to further assist its students in preparation for the NCE. Valley presented 10 courses in 2007, 11 courses in 2008 and 12 courses in 2009. In addition, Valley has 13 courses scheduled for 2010.

Valley’s revenue is currently generated from three sources: (i) seminars, (ii) manuals, and (iii) MemoryMasterTM.  In addition, Valley anticipates that there will be a fourth revenue source beginning in 2010, which is from on-line practice examinations that management expects to launch in January 2010.

Training Direct

Through its Training Direct subsidiary, EII provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries. Training Direct strives to assist those who may not have realized their full potential in the workplace by finding such individuals a new career direction and assisting in progressing their learning skills necessary to reach their earning and personal development possibilities and goals. Training Direct maintains licenses from the Connecticut Commissioner of Higher Education, the Connecticut Department of Health Services and the National Health Career Association, and is an Eligible Training Provider under the Workforce Investment Act. Such licenses require that Training Direct have a competent faculty, offer educationally sound and up-to-date courses and course materials, and be subject to inspections and approvals by outside examining committees.

The following diagrams set forth our corporate structure, both before and after giving effect to consummation of the transactions contemplated by the Merger Agreement and the Purchase Agreement described in this report.

(1)  Corporate name will be changed to “Educational Investors Corp.” pursuant to the Merger Agreement.

(2)  Effective August 20, 2009, Valley Anesthesia, Inc. purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. for an aggregate purchase price of $3,838,215, plus certain contingent payments which are subject to the achievement of predetermined operating milestones.

Our Offices and Other Corporate Information

EII’s and Valley’s principal executive offices are located at 845 Third Avenue, 6th Floor, New York, New York 10022, and its telephone number is (646) 290-5290. Valley’s principal operating office is located at 1995 Country Club Blvd, Clive, Iowa 50325 and its telephone number is (515) 221-2590. Valley maintains a website at www.valleyanesthesia.com. Training Direct’s principal executive offices are located at 3885 Main Street, 2nd Floor, Bridgeport, Connecticut 06606 and its telephone number is (203) 372-8842. Training Direct maintains a website at www.trainingdirectusa.org. The contents of such websites are not part of this report.

Valley’s Program Offerings

Seminars

Each review and update course includes 26 hours over a three-day time period. The courses are located throughout the United States in areas with high concentrations of nursing programs. Seminars are typically held in hotel conference rooms located close to airports to minimize logistical issues for traveling students.

Registration for the seminars can be completed online, by mail or by telephone. Registration for courses for the following year occurs at the end of August. Once the registration period has commenced, the seminars are often filled within a couple days. Seminars in Cleveland and Philadelphia have traditionally had the highest student enrollments with two courses in Cleveland that included 217 and 216 students, respectively, and 215 students in Philadelphia in 2007. In 2008, the seminars had enrollments for two courses in Philadelphia of 224 and 220 students, respectively, and in Cleveland for two courses of 219 and 216 students, respectively. In 2009, the seminars had enrollments for two courses in Cleveland of 212 and 209 students, respectively, a course in Philadelphia with enrollment of 218 students and a course in Dallas with enrollment of 217 students.

Manuals

Valley publishes a course manual which is purchased by students enrolled in the seminars and others. The course manual consists of over 600 pages and is printed by a third party. While the volume is fairly substantial, the complexity of the printing is not excessive and the manuals are not bound. Production costs were approximately $175,000 in 2007, $186,000 in 2008 and $44,000 for the nine months ended September 30, 2009. The manuals are ordered from the printers each fall after registration has begun for the following year’s courses and correspondingly, the majority of the printing costs are incurred in the fourth quarter.  Since the per unit cost to print 100 manuals is the same as the cost to print one, Valley only orders enough books to meet its known demand. As Valley receives additional orders, it places orders with its vendor to print the required quantity to meet the additional demand.

MemoryMasterTM

Valley offers its MemoryMasterTM study guide collection of approximately 4,000 questions and answers to aid its students in preparation for the NCE by facilitating the memorization and understanding of a large body of anesthesia-related facts, concepts and issues. MemoryMasterTM content is categorized according to the outline provided by the Council on Certification of Nurse Anesthesia, which includes:

•	basic and related clinical sciences;
•	equipment, instrumentation and technology;
•	basic principles of anesthesia;
•	advanced principles of anesthesia; and
•	professional issues.

MemoryMasterTM is offered in two forms: (i) a bound, soft covered book, and (ii) flash cards.  The book provides the entire MemoryMasterTM content in a side-by-side format, with questions appearing on the left side of each page and the corresponding answers on the right side.

MemoryMasterTM is printed by the same third party source as the course manuals. MemoryMasterTM can also be ordered from the printers on an as needed basis. Management estimates that MemoryMasterTM accounted for approximately $419,000 of revenue in 2007, $407,000 of revenue in 2008 and $142,000 of revenue during the nine months ended September 30, 2009. Historically, the fourth quarter includes the greatest amount of MemoryMasterTM shipments and related revenue.

On-Line Practice Examinations

Valley anticipates that there will be a fourth revenue source beginning in 2010, which is from on-line practice examinations that management expects to launch in January 2010. Valley’s on-line practice examinations will be a test assessment program where students can visit a mock testing center (the “Center”) on-line. Practice examinations and subject-specific quizzes will be available for student practice purposes. Valley believes that this will be a popular addition to its offerings, and that most students who take its courses, and others who do not, will avail themselves of the new test assessment Center. As of the date hereof, pricing for this program has not been finalized but it is expected that the Center will be fully functional by the end of January 2010.

Training Direct’s Program Offerings

Distance Learning Programs

Distance learning programs provide an additional opportunity to individuals who may not have acquired all of the education they need and are unable to take advantage of residential training educational opportunities. Distance learning is defined as enrollment and study with an educational institution that provides lesson materials prepared in a sequential and logical order for study by students on their own, allowing students to acquire new professional skills while studying at home at their own pace. In order to help each student in their field of study, Training Direct provides counseling and lesson assistance by telephone and through mail.

Training Direct’s distance learning offerings include educational programs in the following fields and industries:

•	medical office assistance;
•	medical billing and coding;
•	hotel-motel front office;
•	veterinary assistant;
•	paralegal; and
•	pharmacy technician.

All of Training Direct’s courses are priced at $1,295 to $1,600 per program. Students may pay via cash, credit card, money order or check.

When each lesson is completed, the student mails the assigned work to the school for correcting, grading, comment and subject matter guidance by qualified instructors. Corrected assignments are rapidly returned to the student, providing a personalized student-teacher relationship.

Medical Office Assistant Program

Training Direct’s medical office assistant curriculum prepares the student for a wide range of entry-level office positions in different areas of the health industry. The curriculum prepares a student for potential employment in medical offices, clinics, public health departments and hospitals. The student acquires a basic understanding of medical terminology, records management, financial administration and administrative procedures which relate to the functioning of a medical office. An outline of the medical office assistant curriculum includes the following, without limitation:

•	introduction to medical office assistance;
•	introduction to medical terminology;
•	advanced medical terminology and pharmacology;
•	administrative medical assistance;
•	medical, legal and ethical responsibilities;
•	computers and information processing;

•	patients' medical records;
•	drug and prescription records;
•	office maintenance and management;
•	fees, credit and collection;
•	health insurance systems;
•	bookkeeping;
•	payroll procedures; and
•	job search techniques.

A high school diploma or general education degree is required for applicants to become eligible for the program. Upon successful completion of the program, the student receives a diploma.

Medical Billing and Coding Program

Training Direct’s medical insurance billing and coding curriculum prepares the student for entry-level employment to process insurance claims for a medical office. There are multiple roles that the student can fulfill with this curriculum, such as patient and administration contact, working with computers, and accounting tasks. Specific potential career duties consist of: (i) data collection from patients, hospitals, laboratories and physicians; (ii) diagnostic and procedure coding; (iii) timely generation of claims to maximize cash flow for the medical practice; (iv) keeping up to date on insurance plans, rules and regulations; (v) bookkeeping transactions; and (vi) follow-up on claims.

An outline of the medical billing and coding curriculum includes the following, without limitation:

•	introduction to medical terminology;
•	advanced medical terminology and pharmacology;
•	fundamentals of health insurance coverage;
•	source documents and the insurance claim cycle;
•	coding diagnosis;
•	coding procedures;
•	the health insurance claim form;
•	fees: private insurance and managed care, the Medicaid program;
•	the Medicare program;
•	workers’ compensation coverage and other disability programs; and
•	patient billing: credit and collection practices.

In this program, the student acquires an understanding of basic medical terminology, anatomy and physiology, procedural and diagnostic coding, types of medical insurance programs, insurance claims completion and submission, payment and follow-up procedures, relevant office skills and the role of computers in the medical office. Upon successful completion of the program, the student receives a diploma. In addition, this course offers students an optional opportunity to become nationally certified by the National Healthcare Association.

Hotel-Motel Program

Training Direct’s hotel-motel career training curriculum prepares the student for entry-level employment in the Hospitality industry. The student learns about the typical organizational structure of the industry, how each department functions, what the staffing requirements are for each department, as well as the character traits necessary for successful employment for each part of the organization. At the completion of the curriculum, the student is ready to apply for employment in any number of hospitality functions such as front desk operations, catering, housekeeping, sales and promotions, maintenance, purchasing and convention organization. Considerable attention is also given to personnel selection, organization and management. This is an employee intensive industry where human relations are an important component to successful career advancement.

An outline of the hotel-motel curriculum includes the following, without limitation:

•	the Hospitality industry;
•	personnel requirements;
•	the General Manager and Assistant Manager;
•	front desk operations;
•	the desk clerk;
•	uniformed services;
•	guest relations;
•	the sales department;
•	conventions and meetings;
•	accounting procedures;
•	cleaning and maintenance personnel;
•	food and beverage management team;
•	inventories and control; and
•	career guidance.

Upon successful completion of the program, the student receives a diploma.

Veterinary Assistant Program

Training Direct’s veterinary assistant curriculum prepares the student for entry-level employment under the supervision of veterinarians to diagnose and treat animals for injuries, illness and routine veterinary needs such as standard inoculations and periodic check ups. Veterinary assistants perform many tasks ranging from soothing and quieting animals under treatment to drawing blood, inserting catheters and conducting laboratory tests.

An outline of the veterinary assistant curriculum includes the following, without limitation:

•	introduction to medical terminology;
•	advanced medical terminology and pharmacology;
•	introduction to small animal care;
•	animal rights and welfare;
•	nutrition and digestive system;
•	animal studies, including dogs, cats, rabbits, hamsters, amphibians, reptiles, birds, fish and others;
•	introduction to veterinary practice;
•	care and maintenance of a veterinary facility;
•	administrative duties;
•	ethics; and
•	fee collection procedures, billing and payroll.

In this program, the student acquires an understanding of basic medical terminology, the history, breeds and types of animal groups, feeding, handling, care, housing and diseases of animals, key terms, organizational structure and functions of the veterinary clinic, and interacting with professional aspects of veterinary practices. Upon successful completion of the program, the student receives a diploma.

Paralegal Program

Training Direct’s paralegal course prepares students for entry-level employment positions to assist lawyers. The student gains an understanding of the scope of law that is practiced in law offices, corporations and government agencies.

This is an intensive course requiring extensive reading including cases in many areas of the law. In addition to understanding the breadth of the paralegal profession, students begin by learning legal terminology and then study the judicial system, civil and criminal law, the anatomy of a trial as well as pretrial procedures and research. Students also study different areas of law including Bankruptcy, Estate Planning, Family Law, Real Estate, Contracts, Torts, Immigration and Naturalization and Collections.

An outline of the paralegal curriculum includes the following, without limitation:

•	the paralegal profession;
•	law seminars covering roots of American law, organization of the American legal system, sources of law, the trial, and legal terminology;
•	legal research tools;
•	cause of action in a civil case, pre-trial discovery, admissibility and use of evidence, and trial preparation;
•	contracts;
•	Federal bankruptcy;
•	criminal law;
•	estate planning;
•	family law;
•	real estate;
•	torts;
•	immigration and naturalization; and
•	collections.

The duration of this course is six months on a part-time basis. Upon successful completion of the program, the student receives a diploma.

Pharmacy Technician Program

Training Direct’s pharmacy technician curriculum prepares the student for entry-level employment positions to work under the supervision of pharmacists, to help prepare medications for dispensing to patients, label of medications, perform inventories and order supplies, prepare intravenous solutions, help maintain records, and perform other duties as directed by pharmacists.

An outline of the pharmacy technician curriculum includes the following, without limitation:

•	introduction to pharmacy technicians;
•	introduction to medical terminology;
•	advanced medical terminology and pharmacology;

•	home and long term health care;
•	regulatory standards in pharmacy practice;
•	computer applications;
•	medication errors;
•	pharmaceutical dosage forms;
•	pharmaceutical calculations;
•	drug distribution systems; and
•	customer care.

In this course, the student acquires a basic understanding of medical terminology, pharmacological terms, organizational structure and function of the pharmacy, regulatory standards in the practice of pharmacy, drug-use control and information services, administrative aspects of pharmacy technology and professional aspects of pharmacy technology. The duration of this course is six months on a part-time basis. The completion of this program provides the student with the knowledge necessary to pass the national Pharmacy Technician Certification Board exam. A high school diploma or general education degree is required for applicants to become eligible for this program. Upon successful completion of the program, the student receives a diploma.

Residential Training Program

Training Direct offers a comprehensive Certified Nurse's Aide Program to assist its students with developing the skills and knowledge necessary to obtain an entry-level position as a Nurse's Aide in a health care facility. The training program provides the student with both basic knowledge and practical experience in the terminology, procedures, and techniques required of a Nurse's Aide. This training program meets the Connecticut Department of Health Services guidelines for eligibility to take the State certification exam for Nurse's Aides.

Student Services

Students may write or call Training Direct’s academic advisors for course assistance. For each course there is an advisor specialized in that study area who is available to answer questions and discuss subject matter.

Every program at the school includes career preparation lessons to review hiring procedures, to help students write resumes and to improve employment interview skills. Student Services matches students with potential employers who contact Training Direct throughout the year to fill openings.

Our Industry

General

The domestic non-traditional education sector is a significant and growing component of the postsecondary degree-granting education industry, which was estimated to be a $386 billion industry in 2007, according to the Digest of Education Statistics published in 2009 by the U.S. Department of Education’s National Center for Education Statistics. According to the same study, in 2007, over 6.9 million, or 38%, of all students enrolled in higher education programs were over the age of 24, and enrollment in degree-granting institutions between 2008 and 2017 is expected to increase 19% for students over age 25. These students would not be classified as traditional (i.e., 18 to 24 years of age, living on campus, supported by parents, and not working full-time). The non-traditional students typically are looking to improve their skills and enhance their earnings potential within the context of their careers. We believe that the demand for non-traditional education will continue to increase, reflecting the knowledge-based economy in the U.S.

Many working learners seek accredited degree programs that provide flexibility to accommodate the fixed schedules and time commitments associated with their professional and personal obligations. The education formats offered by our institutions enable working learners to attend classes and complete coursework on a more convenient schedule than traditional universities offer. Although more colleges and universities are beginning to address some of the needs of working learners, many universities and institutions do not effectively address the needs of working learners for the following reasons:

•
Traditional universities and colleges were designed to fulfill the educational needs of conventional, full-time students ages 18 to 24, and that industry sector remains the primary focus of these universities and institutions. This focus has resulted in a capital-intensive teaching/learning model that may be characterized by: (i) a high percentage of full-time, tenured faculty; (ii) physical classrooms, library facilities and related full-time staff; (iii) dormitories, student unions, and other significant physical assets to support the needs of younger students; and (iv) an emphasis on research and related laboratories, staff, and other facilities.

•
The majority of accredited colleges and universities continue to provide the bulk of their educational programming on an agrarian calendar with time off for traditional breaks. The traditional academic year runs from September to mid-December and from mid-January to May. As a result, most full-time faculty members only teach during that limited period of time. While this structure may serve the needs of the full-time, resident, 18 to 24-year-old student, it limits the educational opportunities for working learners who must delay their education for up to four months during these traditional breaks.

•
Traditional universities and colleges may also be limited in their ability to provide the necessary customer service for working learners because they lack the necessary administrative and enrollment infrastructure.

•	Diminishing financial support for public colleges and universities has required them to focus more tightly on their existing student populations and missions, which has reduced access to education.

Valley

According to the American Association of Nurse Anesthetists (“AANA”), in the United States there were 108 accredited nurse anesthesia programs in 2006, 2007, 2008 and 2009. This number grew from 95 programs in 2005. Most SRNAs are registered with the AANA.  As set forth in the table below, the number of SRNAs registered with the AANA has increased substantially over the past ten years. Valley has developed strategic relationships with accredited nurse anesthesia programs and with the AANA. Many of the programs have requested that Valley provide courses specifically for their programs, however, Valley currently provides courses for only one school located in Tennessee.

SRNAs Registered with AANA
Year	Registered SRNAs

1999	2,372
2005	4,300
2006	4,800
2007	5,042
2008	5,317
2009	5,610

Source: AANA

As indicated above, the number of registered SRNAs more than doubled from 1999 to 2009. This growth in SRNAs in the United States has expanded Valley’s potential customer base to whom Valley markets its services.  The following table sets forth a comparison of registered SRNAs with the number of students enrolled in Valley’s courses each year:

Valley’s Market Share
Year	Registered SRNAs	Students Enrolled in Valley’s Courses	% Registered SRNAs Enrolled

1999	2,372	986	41.6%
2005	4,300	1,522	35.4%
2006	4,800	1,901	39.6%
2007	5,042	1,976	39.1%
2008	5,317	2,085	39.2%
2009	5,610	2,148	38.3%

Source: AANA

Training Direct

Training Direct is one of the largest schools operating in the state of Connecticut within the Higher Educational Community that offers short term training programs, which lead to numerous employment opportunities within the Health Care Profession.  Our Certified Nurse’s Aide training program as well as Medical Billing and Coding Specialist course are both under four weeks in length and have been very popular among our student population.

Training Direct is also one of the only private schools offering distance learning education programs in the State of Connecticut.  Our distance education programs offer our students the ability to take courses from home without having to attend a classroom setting due to such things as family or transportation constraints.  Training Direct enrollments in our programs have increased 25% from 2008 to 2009.

Our Strategy and Key Corporate Objectives

Our goal is to strengthen and capitalize on our position as a provider of high quality, accessible education for individuals throughout the United States. Our principal focus is to provide high quality educational products and services to our students in order for them to maximize the benefit of their educational experience.

Generally, we intend to use our expertise to enhance the quality, delivery and student outcomes associated with the respective curricula across our entire group of subsidiaries. We believe we can leverage our organizational capabilities to offer innovative products, optimize our cost structure and create new growth opportunities. Finally, we intend to continue to invest in our people, systems and organization, as they are the foundation for our future success. In our opinion, these efforts are the basis for enabling us to meet and exceed our customer’s expectations and further differentiate us from our competition.

Specifically, EII’s key business development objectives over the next three to five years are to seek and consummate potential acquisitions with companies engaged in the business of providing vocational training and test preparation products and services. In addition, management intends to launch and further develop on-line test assessment programs and web-based course offerings.

Management has identified a number of such potential acquisitions within the broad context of vocational training and test preparation, although we have not signed any letter of intent or other definitive agreement with respect to any additional acquisitions. Management believes that in addition to the usual advantages of “rolling up” similar companies, such as reduced administrative overhead, vocational schools in particular lend themselves to significant enhancement through synergy among the schools. For example, Training Direct’s licensure in the State of Connecticut can be used to sanction related course offerings currently in place in an acquisition target. Thus by acquisition, Training Direct may be able to significantly expand its course offerings and subject areas, without commensurate increases in overhead. Similarly, Valley, which management believes has a valuable brand name among anesthetists, can acquire a program that actually trains (rather than test-prepares) anesthetists, making profitable use of its reputation that has been established over the course of a decade.

Moreover, management believes that the vocational training space is highly fragmented and offers many opportunities for the acquisition and enhancement of small-niche schools, and we plan to aggressively pursue an acquisition strategy over the course of the next three to five years.

Generally, we believe that because of the small, development-stage nature of many potential acquisition targets that opportunities for synergy, such as those described above for Valley and Training Direct, will provide significant opportunities for revenue-expansion and increased profitability, without significant operational cost increases.

Valley and Training Direct, as well as many potential acquisition targets, have limited or nascent on-line utilities. As with the new Valley test assessment center, we believe that both Valley and Training Direct can expand revenue by offering distance learning and distance practice products related to their existing in-classroom programs. Training Direct believes that its existing distance learning program described above, which involves mailing student work papers back and forth, can be substantially enhanced by use of the Internet, both in terms of enlarging the number of students who can take such courses and by significantly reducing costs.

Valley intends to eventually develop an online course, so that students who cannot travel to a specific classroom seminar can still enroll for a Valley course. Such an online program would also be a useful addition for refresher training for students who have actually attended a seminar. Development of this program has just begun and it is not expected to be available for at least two years.

Our Research and Development

Valley and Training Direct have been developing on-line educational programs, including Valley’s on-line testing examination center. In addition, Valley’s and Training Direct’s programs are continually updated to ensure that students are always current with the most updated practices and procedures. Any major revisions to Training Direct’s curriculum are always reviewed by the Connecticut Department of Higher Education for final approval.  All programs lead to certification from the National Health Career Association or Connecticut State Licensure. To date, the costs of such research and development activities have been immaterial and are not borne by our customers.

Our Customers and Marketing

Valley

Customers

Valley’s customer base consists almost exclusively of SRNAs preparing to take the NCE. It takes considerable commitment by individuals to become a Certified Registered Nurse Anesthetist (“CRNA”). The education and experience requirements to become a CRNA include the following:

•	a Bachelor’s of Science in Nursing or other appropriate baccalaureate degree;
•	a current license as a registered nurse;
•	at least one year’s experience in an acute care nursing setting;
•	graduation from an accredited graduate school of nurse anesthesia;
•	clinical training in university-based or large community hospitals; and
•	passing a national certification examination following graduation.

Because there are extensive steps and financial resources required for eligibility to sit for the NCE, SRNAs are highly incented to pass the exam and are typically willing to enroll in courses to obtain any advantage for passing the NCE.  According to the AANA, in 2005 the reported average annual salary for a CRNA was $160,000. The high salaries paid to CRNAs provide further incentive to SRNAs to pass the certification exam on the first or second attempt. Moreover, due to what management believes is a high demand for CRNAs in the industry, students that pass the certifying exam are employed almost immediately.

As a result of the strong demand for CRNAs and the benefits associated with passing the exam, annual enrollment in Valley’s courses has increased since 1998:

Student Enrollments in Valley’s Courses
Year	No. of Students Enrolled	Growth Rate

1998	935	N/A
1999	986	5.5%
2000	1,113	12.9%
2001	1,211	8.8%
2002	1,354	11.8%
2003	1,488	9.9%
2004	1,510	1.5%
2005	1,522	0.8%
2006	1,901	24.9%
2007	1,976	4.0%
2008	2,085	5.5%
2009	2,148	3.0%

Marketing

Once a year, Valley undertakes a mailing of approximately 5,000 brochures to students and program directors for schools that teach SRNAs. Such brochures include information regarding Valley’s review and update course, course schedules, course pricing, and other related data. In addition, Valley relies on word of mouth amongst SRNAs, program directors and schools with respect to its review and update courses.

Training Direct

Customers

Training Direct enrolls a wide variety of students in its programs; from working executives in our distance education courses, to the unemployed who have been referred to us by a variety of state agencies for our residential programs. Training Direct targets people looking to enhance their current careers or seeking to enter the Health Care Industry.

Marketing

Training Direct does a variety of community outreach as well as print media, which covers over half of the State of Connecticut. Because of its reputation in the community, Training Direct’s referral business has been consistently strong. Training Direct expects advertising and promotional costs to remain consistent with our growth and revenue.

Our Competition and Competitive Advantages

Valley

Valley recognizes few if any direct competitors. There are a limited number of companies publishing manuals designed to help students prepare for the NCE, including, without limitation, Concepts Anesthesia Review, and Board Stiff Live. However, these competitors are not providing an exam review course. Management believes that this enables Valley to take advantage of potential growth opportunities within its market with limited price or other competition.  Within the past 30 to 60 days, Dannemiller, a company engaged in the continuing medical education business, announced that it will be offering a review course for the NCE.

Training Direct

Training Direct has very limited competition in Connecticut. Both the Nurse’s Aide Training and Medical Billing and Coding courses are very much in demand because Training Direct is located in an area which has a very high concentration of hospitals and medical facilities.

Our Regulatory Environment

Our operations are subject to significant regulations. New or revised interpretations of regulatory requirements could have a material adverse effect on us. In addition, changes in existing or new interpretations of applicable laws, rules, or regulations could have a material adverse effect on our accreditation, authorization to operate in various states, permissible activities, and operating costs. The failure to maintain or renew any required regulatory approvals, accreditation, or state authorizations could have a material adverse effect on us.

Training Direct’s operations are regulated by the Department of Higher Education of the State of Connecticut (the “DHE”) from which Training Direct received its initial approval and license in 2004. The DHE seeks to promote a postsecondary system of distinctive strengths which, through overall coordination and focused investment, assures state citizens access to high quality educational opportunities, responsiveness to individual and State needs, and efficiency and effectiveness in the use of resources. The Board of Governors for Higher Education is the statewide coordinating and planning authority for Connecticut's public and independent colleges and universities.  The Board makes higher education policy, reviews public college and university missions and budgets, recommends system-wide budgets to the Governor and State General Assembly, licenses and accredits academic programs and institutions (both public and independent), evaluates institutional effectiveness and coordinates programs and services between the public and independent sectors. Under the Board’s supervision, the DHE carries out Board policy, administers statewide student financial aid programs, oversees private occupational schools and conducts research and analysis on issues important to legislators and the public.

The DHE maintains and ensures that the approved occupational schools offer programs and courses that have proper organization and structure that meet their stated objectives.  Also, the DHE maintains and ensures that approved occupational schools under their licensure follow all state statutes and regulations.

Our Intellectual Property

We own and use the trademark MemoryMasterTM, which is registered with the United States Patent and Trademark Office in the name of Valley. In addition, all of Valley’s other course materials are the subject of copyright registrations with the United States Patent and Trademark Office in the name of Valley. Copyright registrations expire over various periods of time. We vigorously defend against infringements of our trademarks, service marks, and copyrights.

Seasonality

Our quarterly revenue and net income fluctuate primarily as a result of the pattern of student enrollments.  Generally, the schools’ highest enrollment and revenues typically occur in the fall, which corresponds to the third and fourth quarters our fiscal year. Enrollment is slightly lower in the spring, and the lowest enrollment generally occurs during the summer months.  Our operating costs do not fluctuate as significantly on a quarterly basis.

Results of operations reflect both this seasonal enrollment pattern and the pattern of student recruiting activity costs that precede the start of every term.

Employees

After the Reverse Merger and the acquisition of Training Direct, we have 3 executive officers. Valley has a total of 4 full-time employees. Training Direct has a total of 6 full-time employees and 10 part-time employees. Over the next 12 months, we do not expect to add significant personnel. None of our employees are covered by collective bargaining agreements. We believe that our relations with our employees are good.

Item 2.  Management’s Discussion and Analysis or Plan of Operation

Educational Investors, Inc. (“EII”) was incorporated on July 20, 2009.  We have included elsewhere in this report the consolidated financial statements of Educational Investors, Inc. as of September 30, 2009 and for the period from inception (July 20, 2009) through September 30, 2009.

EII through its wholly-owned subsidiary, Valley Anesthesia, Inc. (“Valley”), purchased certain assets and assumed certain liabilities of Valley Anesthesia Educational Programs, Inc. (“VAEP”) effective August 20, 2009. We have included elsewhere in this report the historical financial statements of Valley Anesthesia Educational Programs, Inc. as of December 31, 2007 and 2008 and for the years then ended, and as of August 31, 2009 and for the eight months then ended.

EII acquired the Membership Interest in Training Direct LLC (“Training Direct”) effective December 31, 2009.  We have included elsewhere in this report the historical financial statements of Training Direct, LLC as of December 31, 2007 and 2008 and for the years then ended, and  as of September 30, 2009 and for the nine months then ended.

The following discussion and analysis of financial condition and results of operations relates to the operations and financial condition reported in the financial statements of Educational Investors, Inc. and subsidiary as of September 30, 2009 and for the period from July 20, 2009 (inception) through September 30, 2009, Valley Anesthesia Educational Programs, Inc. as of December 31, 2007 and 2008 and for the years then ended, and as of August 31, 2009 and for the eight months then ended, and Training Direct, LLC as of December 31, 2007 and 2008 and for the years then ended, and as of September 30, 2009 and for the nine months then ended and should be read in conjunction with such financial statements and related notes included in this report.

Overview

EII was incorporated for the purpose of acquiring vocational, training and technical schools, with an initial emphasis on the health care and medical industries.  Through its Valley Anesthesia, Inc. subsidiary, EII provides comprehensive review and update courses and study materials that aid Student Registered Nurse Anesthetists (“SRNA”) and Graduate Registered Nurse Anesthetists (“GRNA”) in preparation for the National Certifying Exam (“NCE”) throughout the continental United States.  Through its Training Direct subsidiary, EII provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries. The company strives to assist those who may not have realized their full potential in the workplace in finding a new career direction and progressing in learning skills necessary to reach their earning and personal development possibilities and goals. Training Direct maintains approvals from the Connecticut Commissioner of Higher Education, the Connecticut Department of Health Services and the National Health Career Association, and is an Eligible Training Provider under the Workforce Investment Act. Such approvals require that the company have a competent faculty, offer educationally sound and up to date courses and course materials, and be subject to inspections and approvals by outside examining committees.

Acquisitions

Effective August 20, 2009, Valley purchased certain assets and assumed certain liabilities of Valley Anesthesia Educational Programs, Inc. for $3,838,215.  The purchase price included $2,000,000 cash, note at fair value of $1,702,883, present value of earnout of $79,990 and net liabilities assumed of $55,342. The purchase method of accounting was used for this transaction and the purchase price was allocated to the fair value of financial assets, liabilities, tradename/trademark/content, group and non-group registrations, website, review manuals and covenant not-to compete aggregating $3,654,658, and the excess of the purchase price over the fair value of the identifiable assets was realized as goodwill.

On December 16, 2009, which closed December 31, 2009, EII entered into an Interest  Purchase Agreement ("TDI Agreement") with Training Direct LLC ("TDI") and its members and the Company pursuant to which EII acquired all outstanding membership interests, on a fully diluted basis, of TDI in exchange for (a) $200,000 cash, (b) shares of the Company's Common Stock having a deemed value of $600,000 (the "Acquisition Shares"), with such number of Acquisition Shares to be determined by dividing $600,000 by the "Discounted VWAP" (as defined below) for the twenty (20) "Trading Days" (as defined below) immediately following the consummation of the Reverse Merger and (c) shares of the Company's Common Stock having a deemed value of $300,000 (the "Escrow Shares"), with such number of Escrow Shares to be determined by dividing $300,000 by the Discounted VWAP for the twenty (20) Trading Days immediately following the consummation of the Reverse Merger. The Escrow Shares will be held in escrow and released therefrom as provided in the TDI Agreement. "Discounted VWAP" is defined in the TDI Agreement as seventy percent (70%) of the "VWAP" of the Company's Common Stock, but is in no event less than $0.40 per share. "VWAP" is defined in the TDI Agreement as a fraction, the numerator of which is the sum of the product of (i) the closing trading price for the Company's Common Stock on the applicable national securities exchange on each Trading Day of the twenty (20) Trading Days following the consummation of the Reverse Merger and (ii) the volume of the Company's  Common Stock on the applicable national securities exchange for each such day and the denominator of which is the total volume of the Company's Common Stock on the applicable national securities exchange during such twenty day period, each as reported by Bloomberg Reporting Service or other recognized market price reporting service. "Trading Day" is defined in the TDI Agreement as any day on which the New York Stock Exchange or other national securities exchange on which the Company's Common Stock trades is open for trading.

Educational Investors, Inc. and Subsidiary

Liquidity and Capital Resources

As of September 30, 2009, we had working capital of approximately $148,000, including cash and cash equivalents.

Net cash provided by operating activities was approximately $670,000 for the period from inception (July 20, 2009) through September 30, 2009.

Net cash used in investing activities for the period from inception (July 20, 2009) through September 30, 2009  totaled approximately $2,022,000 and related to the purchase of certain assets of Valley Anesthesia Educational Programs, Inc. in the amount of $2,000,000 and the purchase of fixed assets and website for online testing in the approximate amount of $22,000.

Net cash provided by financing activities for the period from inception (July 20, 2009) through September 30, 2009 was approximately $2,450,000 from the net proceeds from the sale of common stock and options.

Although we expect that our available funds and funds generated from our operations will be sufficient to meet our anticipated needs for 12 months, we may need to obtain additional capital to continue to grow our business. Our cash requirements may vary materially from those currently anticipated due to changes in our operations, including expansion of our personnel and the timing of our receipt of revenues.  Our ability to obtain additional financing in the future will depend in part upon the prevailing capital market conditions, as well as our business performance.  There can be no assurance that we will be successful in our efforts to arrange additional financing on terms satisfactory to us or at all.

Critical Accounting Policies and Estimates

Our financial information has been prepared in accordance with generally accepted accounting principles in the United States, which requires us to make judgments, estimates and assumptions that affect (1) the reported amounts of our assets and liabilities, (2) the disclosure of our contingent assets and liabilities at the end of each fiscal period and (3) the reported amounts of revenues and expenses during each fiscal period.  We continually evaluate these estimates based on our own historical experience, knowledge and assessment of current business and other conditions, our expectations regarding the future based on available information and reasonable assumptions, which together form our basis for making judgments about matters that are not readily apparent from other sources.  Since the use of estimates is an integral component of the financial reporting process, our actual results could differ from those estimates.  Some of our accounting policies require a higher degree of judgment than others in their application.

When reviewing our financial statements, you should consider (1) our selection of critical accounting policies, (2) the judgment and other uncertainties affecting the application of those policies, and (3) the sensitivity of reported results to changes in conditions and assumptions.  We believe the following accounting policies involve the most significant judgment and estimates used in the preparation of our financial statements.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, useful lives for depreciation and amortization, future cash flows associated with impairment testing for long-lived assets, deferred tax assets and contingencies.

Cash

The Company maintains cash and cash equivalents with financial institutions which may at times exceed federally insured limits.

Property and equipment

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to amortize the cost of the related assets over their useful lives using the straight line method.

Maintenance, repairs and minor renewals are charged to expense when incurred.  Replacements and major renewals are capitalized.

Impairment of long-lived assets

In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.

Website – Online Testing

Purchased computer software is capitalized and amortized over its estimated useful life starting when it is placed in service.

Income taxes

The Company utilizes the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years.  An allowance against deferred tax assets is recognized when it is more likely than not that such tax benefits will not be realized.  Adjustment to the deferred tax assets and liabilities balances are recognized in income as they occur.

 Revenue Recognition

The Company derives its revenue substantially from fees charged for courses and manuals.  The fee is recognized as revenue at the time of the attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. All courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation of a course. Deferred revenue is recorded when payments are received in advance of course attendance and the shipment of the manuals and study guides. The Company does not accept returns of manuals and study guides.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Results of Operations

The following table shows the results of our business.  Results for the nine months ended September 30, 2008 and for the period from January 1, 2009 through August 31, 2009 are those of Valley Anesthesia Educational Programs, Inc., the company from which EII purchased certain assets and assumed certain liabilities as explained above.   The period from July 20, 2009 through September 30, 2009 represents the results of operations of EII.

Comparison of the Nine Months Ended September 30, 2009 and 2008

	VAEP	EII
	January 1	July 20
	through	through
	August 31	September 30	Combined	VAEP
NINE MONTHS ENDED SEPTEMBER 30	2009	2009	2009	2008
REVENUE	$932,573	$338,665	$1,271,238	$1,293,999
LESS: REFUNDS AND RETURNED CHECKS	8,670	4,900	13,570	13,221
NET REVENUE	923,903	333,765	1,257,668	1,280,778
COST OF REVENUE	196,502	76,104	272,606	227,218
SELLING AND ADMINISTRATIVE EXPENSES	257,301	60,423	317,724	302,434
ACQUISITION COSTS	-	316,733	316,733	-
DEPRECIATION AND AMORTIZATION	6,578	35,068	41,646	5,422
TOTAL OPERATING EXPENSES	460,381	488,328	948,709	535,074
INCOME (LOSS) FROM OPERATIONS	463,522	(154,563)	308,959	745,704
INTEREST EXPENSE	-	(9,389)	(9,389)	-
INTEREST AND DIVIDEND INCOME	3,674	150	3,824	4,838
TOTAL OTHER INCOME	3,674	(9,239)	(5,565)	4,838
NET INCOME (LOSS)	$467,196	$(163,802)	$303,394	$750,542

Revenue.  Net revenue for the nine months ended September 30, 2009 was approximately $1,258,000 compared to approximately $1,281,000 for the nine months ended September 30, 2008. This is a decrease of approximately $23,000 or 2%.  While course attendance increased for the nine months ended September 30, 2008 from 1,781 students to 1,818 students for the nine months ended September 30, 2009, the company did not begin shipping the 2010 manuals until September 15, 2009 compared to September 9, 2008 for the 2009 manuals because of printing delays.

Cost of Revenue.  Cost of revenue was approximately $273,000 (21.7% of net revenue) for the nine months ended September 30, 2009 compared to approximately $227,000 (17.7% of net revenue) for the nine months ended September 30, 2008, or an increase of approximately $46,000 or 20%.  The costs of conference facilities at a hotel for an additional course and the cost of printing of manuals and study guides primarily accounted for this increase.

Selling and Administrative Expenses.  Selling and administrative expenses were approximately $318,000 (25.3% of net revenue) for the nine months ended September 30, 2009 as compared to approximately $302,000 (23.6% of net revenue) for the nine months ended September 30, 2009, an increase of approximately $16,000 or 5%.  With the formation of EII, EII incurred expenses, including the addition of three officers and their attendant expenses, in the approximate amount of $56,000 during the period ended September 30, 2009. Professional fees decreased by approximately $40,000 from the nine months ended September 30, 2008.

Acquisition Costs.  EII incurred approximately $317,000 (25.2% of net revenue) of costs related to the purchase of certain assets and assumption of certain liabilities of Valley Anesthesia Educational Programs, Inc. during the nine months ended September 30, 2009.

Depreciation and Amortization.  Depreciation and amortization for the nine months ended September 30, 2009 was approximately $42,000 (3.3% of net revenue) compared to approximately $5,000 (.3% of net revenue) for the nine months ended September 30, 2008, an increase of approximately $37,000 or 740%.  The amortization of intangible assets allocated in the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc. accounted for this increase.

Interest expense. Interest expense in the amount of approximately $9,000 relates to the note issued to sellers in connection with the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc.

 Other expense.  Interest and dividend income was approximately $4,000 for the nine months ended September 30, 2009 compared to approximately $5,000 for the nine months ended September 30, 2008, a decrease of approximately $1,000 or 25%.  VAEP invested excess cash in interest bearing bank accounts.

Net income.  Net income was approximately $303,000 for the nine months ended September 30, 2009, as compared to net income of approximately $751,000 for the nine months ended September 30, 2009, a decrease of approximately $448,000.  The decrease in net income was mainly due the acquisition related costs of $317,000, increased amortization of intangible assets of $37,000, and interest of approximately $9,000.

Valley Anesthesia Educational Programs, Inc.

Liquidity and Capital Resources

As of December 31, 2008, we had negative working capital of approximately $540,000, including cash and cash equivalents, as compared to approximately $550,000 as of December 31, 2007. The negative working capital included deferred revenue of approximately $705,000 and $765,000 at December 31, 2008 and 2007, respectively.  This deferred revenue is earned in the following year.

 Net cash provided by operating activities was approximately $673,000 for the year ended December 31, 2008 compared to approximately $717,000 for the year ended December 31, 2007.  The decrease in cash provided by operating activities was related to the increase in net income of approximately $100,000 offset by the decrease in deferred income of approximately $60,000.

Net cash used in investing activities for the years ended December 31, 2008 and 2007 related to the purchase of fixed assets in the approximate amounts of $9,000 and $17,000, respectively.

Net cash used by financing activities for the years ended December 31, 2008 and 2007 were for distributions to shareholders in the approximate amounts of $723,000 and $599,000, respectively.  VAEP elected to be taxed as an S Corporation under the Internal Revenue Code and applicable state statues.

Critical Accounting Policies and Estimates

Our financial information has been prepared in accordance with generally accepted accounting principles in the United States, which requires us to make judgments, estimates and assumptions that affect (1) the reported amounts of our assets and liabilities, (2) the disclosure of our contingent assets and liabilities at the end of each fiscal period and (3) the reported amounts of revenues and expenses during each fiscal period.  We continually evaluate these estimates based on our own historical experience, knowledge and assessment of current business and other conditions, our expectations regarding the future based on available information and reasonable assumptions, which together form our basis for making judgments about matters that are not readily apparent from other sources.  Since the use of estimates is an integral component of the financial reporting process, our actual results could differ from those estimates.  Some of our accounting policies require a higher degree of judgment than others in their application.

When reviewing our financial statements, you should consider (1) our selection of critical accounting policies, (2) the judgment and other uncertainties affecting the application of those policies, and (3) the sensitivity of reported results to changes in conditions and assumptions.  We believe the following accounting policies involve the most significant judgment and estimates used in the preparation of our financial statements.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, future cash flows associated with impairment testing for long-lived assets and contingencies.

Cash

The Company maintains cash and cash equivalents with financial institutions which may at times exceed federally insured limits.

Fixed assets

Fixed assets are recorded at cost.  Depreciation of office equipment is calculated using the straight line method over the three year estimated useful lives of the related assets.  Expenditures for repairs and maintenance are charged to expense as incurred.

Impairment of long-lived assets

In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.

 Income taxes

The Company has elected to be taxed as an S Corporation under the Internal Revenue Code and applicable state statues.  Accordingly, no provision has been made for federal or state taxes.

The Company has elected to defer the application of ASC 740 Accounting for Uncertainty in Income Taxes. ASC 740 is effective for the Company’s fiscal period beginning January 1, 2009.  ASC 740 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements.

Although the Company is considered a pass-through entity for Federal and state income tax purposes, ASC 740 is applicable.  The Financial Accounting Standards Board has deferred guidance on the application of the provisions of ASC 740 as they relate to pass-through entities.  However, certain taxing jurisdictions do not recognize the Company’s income tax status as a pass-through entity.  The Company’s accounting policy for evaluating uncertain tax positions taken or expected to be taken in income tax filings, should they arise, is based on its assessment of tax positions that have uncertainty as to the probability of being sustained upon examination by those jurisdictions.  Therefore, the Company may be subject to income tax liability-related exposures.

Revenue Recognition

The Company derives its revenue substantially from fees charged for courses and manuals.  The fee is recognized as revenue at the time of the attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. All courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when payments are received in advance of course attendance and the shipment of the manuals and study guides. The Company does not accept returns of manuals and study guides.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Results of Operations

The following table shows the results of our business.  All references to the results of operations and financial condition are those of Valley Anesthesia Educational Programs, Inc.

Comparison of Fiscal Year Ended December 31, 2008 and 2007

YEAR ENDED DECEMBER 31	2008	2007
REVENUE	$1,885,014	$1,726,960
LESS: REFUNDS AND RETURNED CHECKS	20,441	21,419
NET REVENUE	1,864,573	1,705,541
COST OF REVENUE	467,280	448,736
SELLING AND ADMINISTRATIVE EXPENSES	660,118	616,745
DEPRECIATION AND AMORTIZATION	10,422	7,268
TOTAL OPERATING EXPENSES	1,137,820	1,072,749
INCOME FROM OPERATIONS	726,753	632,792
INTEREST AND DIVIDEND INCOME	5,392	-
TOTAL OTHER INCOME	5,392	-
NET INCOME	$732,145	$632,792

Revenue.  Net revenue for the year ended December 31, 2008 was approximately $1,865,000 compared to net revenue of approximately $1,706,000 for the year ended December 31, 2007, an increase of approximately $159,000 or 9%.  The number of students enrolled in the courses increased from 1,976 in 2007 to 2,085 in 2008, a 6% increase. The selling price of manuals increased by approximately 1% and the revenue from the sale of study guides decreased from approximately $419,000 to $407,000.

Cost of Revenue.  Cost of revenue for the year ended December 31, 2008 was approximately $467,000 (25.1% of net revenue) compared to cost of revenue for the year ended December 31, 2007 of approximately $449,000 (26.3% of net revenue), an increase of approximately $18,000 or 4%.  The increase in the cost of hotel conference facilities is attributable to the addition of one course.

Selling and Administrative Expenses.  Selling and administrative expenses were approximately $660,000 (35.4% of net revenue) for the year ended December 31, 2008 as compared to approximately $617,000 (36.2% of net revenue) for the year ended December 31, 2007, an increase of approximately $43,000 or 1%.

Other expense.  Interest and dividend income was approximately $5,000 for the year ended December 31, 2008.   There was no interest and dividend income for the year ended December 31, 2007.  During the year ended December 31, 2008, VAEP invested cash in interest bearing bank accounts.

Net income.  Net income was approximately $732,000 for the year ended December 31, 2008, as compared to approximately $633,000 for the year ended December 31, 2007, an increase of $99,000 or 16%.  The increase in net income was mainly due to the increase in revenue.

Training Direct, LLC.

Liquidity and Capital Resources

As of September 30, 2009, we had working capital of approximately $29,000, including cash and cash equivalents, as compared to approximately $50,000 and $41,000 as of December 31, 2008 and 2007, respectively.

 Net cash provided by operating activities was approximately $59,000 for the nine months ended September 30, 2009 compared to approximately $19,000 and $51,000 for the years ended December 31, 2008 and 2007, respectively.  The increase in cash provided from operating activities for the nine months ended September 30, 2009 was primarily related to net income of approximately $48,000.  The decrease in cash provided by operating activities for the year ended December 31, 2008 was related to the decrease in net loss of approximately $11,000 and by the decrease in the changes of operating assets and liabilities of approximately $43,000.

Net cash used in investing activities for the nine months ended September 30, 2009 was related to the purchase of fixed assets in the approximate amount of $119,000 in anticipation of the company moving into new facilities in October 2009.  For the year ended December 31, 2008 cash used in investing activities related to the purchase of fixed assets in the approximate amount of $3,000.  There were no investing activities for the year ended December 31, 2007.

 Net cash provided by financing activities during the nine months ended September 30, 2009 was from borrowings under an unsecured line of credit in the amount of approximately $5,000 and an equipment lease in the net amount of approximately $44,000, and net contributions by members in the approximate amount of $8,000.  Net cash used by financing activities for the years ended December 31, 2008 and 2007 were for distributions to members in the approximate amounts of $7,000 and $53,000, respectively.  Training Direct is a limited liability company which is treated as a partnership for income tax purposes.  Accordingly, the members are responsible for income taxes on their proportionate share of the company’s income.

Critical Accounting Policies and Estimates

Our financial information has been prepared in accordance with generally accepted accounting principles in the United States, which requires us to make judgments, estimates and assumptions that affect (1) the reported amounts of our assets and liabilities, (2) the disclosure of our contingent assets and liabilities at the end of each fiscal period and (3) the reported amounts of revenues and expenses during each fiscal period.  We continually evaluate these estimates based on our own historical experience, knowledge and assessment of current business and other conditions, our expectations regarding the future based on available information and reasonable assumptions, which together form our basis for making judgments about matters that are not readily apparent from other sources.  Since the use of estimates is an integral component of the financial reporting process, our actual results could differ from those estimates.  Some of our accounting policies require a higher degree of judgment than others in their application.

When reviewing our financial statements, you should consider (1) our selection of critical accounting policies, (2) the judgment and other uncertainties affecting the application of those policies, and (3) the sensitivity of reported results to changes in conditions and assumptions.  We believe the following accounting policies involve the most significant judgment and estimates used in the preparation of our financial statements.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, future cash flows associated with impairment testing for long-lived assets and contingencies.

Cash

The Company maintains cash and cash equivalents with financial institutions which may at times exceed federally insured limits.

Property and equipment

Property and equipment is recorded at cost.  Depreciation is provided using the straight line method over the estimated useful lives of the respective assets.  Expenditures for repairs and maintenance are charged to expense as incurred.

 Income taxes

The Company is a limited liability company which is treated as a partnership for tax purposes.  Accordingly, the company’s members are responsible for income taxes on their proportionate share of the company’s income.

Revenue Recognition

The financial statements of the company are prepared on the accrual basis of accounting.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method, based on each student’s academic progress.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Results of Operations

The following table shows the results of our business.  All references to the results of operations and financial condition are those of Training Direct, LLC

Comparison of Fiscal Year Ended December 31, 2008 and 2007

YEAR ENDED DECEMBER 31	2008	2007
REVENUE	$852,288	$661,699
LESS: REFUNDS	18,609	10,097
NET REVENUE	833,679	651,602
STUDENT INSTRUCTIONAL COSTS	268,965	215,637
RECRUITMENT COSTS	151,804	115,062
OCCUPANCY COSTS	55,986	70,884
GENERAL AND ADMINISTRATIVE EXPENSES	337,933	242,300
TOTAL OPERATING COSTS AND EXPENSES	814,688	643,883
OPERATING INCOME BEFORE DEPRECIATION	18,991	7,719
DEPRECIATION EXPENSE	29,241	29,045
NET LOSS	$(10,250)	$(21,326)

Revenue.  Net revenue for the year ended December 31, 2008 was approximately $834,000 compared to net revenue of approximately $652,000 for the year ended December 31, 2007, an increase of  approximately $182,000 or 28%.  The number of students enrolled in courses increased to 714 for the year ended December 31, 2008 from 606 for the year ended December 31, 2007, an increase of 18%.  In addition, medical billing and encoding courses were added to the curriculum in 2008, which have a higher tuition.

Student Instructional Costs.  Student instructional costs increased from approximately $216,000 (33.1% of net revenue) for the year ended December 31, 2007 to approximately $269,000 (32.3% of net revenue) for the year ended December 31, 2008, an increase of $53,000 or 25%. This increase is proportionate with the increase in net revenue, in that class size has consistently been maintained at 10 to 12 students.

 Recruitment Costs.  Recruitment costs for the year ended December 31, 2008 were approximately $152,000 (18.1% of net revenue) compared to approximately $115,000 (17.6% of net revenue) for the year ended December 31, 2007, an increase of approximately $37,000 or 32%.  Commissions paid to admissions representatives increased from approximately $48,000 for the year ended December 31, 2007 to approximately $78,000 for the year ended December 31, 2008 or approximately $30,000.  This increase is proportionate with the increase in student enrollment.  In addition, changes were made to the commission plan.

Occupancy Costs.  Occupancy costs for the year ended December 31, 2008 were approximately $56,000 (6.7% of net revenue) for the year ended December 31, 2008 compared to approximately $71,000 (10.9% of net revenue) for the year ended December 31, 2007, a decrease of approximately $15,000 or 27%.  Rent expense decreased from approximately $49,000 for the year ended December 31, 2007 to approximately $32,000 for the year ended December 31, 2008, or approximately $17,000.  During 2007, additional space was rented under an agreement that was not renewed in 2008.

General and Administrative Expenses.  General and administrative expenses were approximately $338,000 (40.6% of net revenue) for the year ended December 31, 2008 as compared to approximately $242,000 (37.1% of net revenue) for the year ended December 31, 2007, an increase of approximately $96,000 or 40%. For the year ended December 31, 2008, salaries increased by approximately $52,000 primarily due to the addition of a person to administer student services, health insurance premiums increased by approximately $12,000, bank charges related to credit card processing fees for student enrollment increased by approximately $10,000, and other general and administrative costs, compared to the year ended December 31, 2007.

Net loss.  Net loss was approximately $10,000 for the year ended December 31, 2008, as compared to approximately $21,000 for the year ended December 31, 2007, a decrease of $11,000.

Comparison of the Nine Months Ended September 30, 2009 and 2008

NINE MONTHS ENDED SEPTEMBER 30	2009	2008
REVENUE	$846,122	$626,831
LESS: REFUNDS	26,252	10,253
NET REVENUE	819,870	616,578
STUDENT INSTRUCTIONAL COSTS	282,284	211,164
RECRUITMENT COSTS	130,963	116,629
OCCUPANCY COSTS	52,426	41,965
GENERAL AND ADMINISTRATIVE EXPENSES	293,796	245,148
TOTAL OPERATING COSTS AND EXPENSES	759,469	614,906
OPERATING INCOME BEFORE DEPRECIATION	60,401	1,672
DEPRECIATION EXPENSE	12,009	29,045
NET INCOME (LOSS)	$48,392	$(27,373)

Revenue.  Net revenue for the nine months ended September 30, 2009 was approximately $820,000 compared to net revenue of approximately $617,000 for the nine months ended September 30, 2008, an increase of approximately $203,000 or 33%.  The number of students enrolled in courses during the nine months ended September 30, 2009 was 704 compared to 562 students enrolled during the nine months ended September 30, 2008, an increase of 25%.  During the nine months ended September 30, 2009, there were 257 agency students enrolled compared to 158 for the nine months ended September 30, 2008 in courses with higher tuition.

Student Instructional Costs.  Student instructional costs increased from approximately $211,000 (34.2% of net revenue) for the nine months ended September 30, 2008 to approximately $282,000 (34.4% of net revenue) for the nine months ended September 30, 2009, an increase of $71,000 or 34%. The increase is proportionate to the increase in revenue and was principally due to the increase in salaries for instructors in the approximate amount of $29,000 and other instructional costs, uniforms and supplies of approximately $42,000.  Class size has consistently been maintained at 10 to 12 students.

Recruitment Costs.  Recruitment costs for the nine months ended September 30, 2009 were approximately $131,000 (16.0% of net revenue) compared to approximately $117,000 (18.9% of net revenue) for the nine months ended September 30, 2008, an increase of approximately $14,000 or 12%. The increase is primarily attributable to increased commissions.

Occupancy Costs.  Occupancy costs for the nine months ended September 30, 2009 were approximately $52,000 (6.3% of net revenue) compared to approximately $42,000 (6.8% of net revenue) for the nine months ended September 30, 2008, an increase of approximately $10,000 or 25%.  The increase was generally attributable to the increased cost of utilities of approximately $4,000 and repairs and maintenance of $4,000.

General and Administrative Expenses.  General and administrative expenses were approximately $294,000 (35.9% of net revenue) for the nine months ended September 30, 2009 as compared to approximately $245,000 (39.8% of net revenue) for the nine months ended September 30, 2008, an increase of approximately $49,000 or 20%.  For the nine months ended September 30, 2009 compared to the nine months ended September 30, 2008, salaries increased by approximately $43,000 primarily due to the addition of a person to the administrative staff.

Net income (loss).  Net income was approximately $48,000 for the nine months ended September 30, 2009, as compared to a net loss of approximately $27,000 for the nine months ended September 30, 2008, an increase of $75,000.

Description of Property

    EII’s and Valley’s principal executive offices are located at 845 Third Avenue, 6th Floor, New York, New York 10022. EII rents office space from one of its officers under a lease expiring August 20, 2010 and pays $725 per month. EII also reimburses another officer $2,992 per month for rent of office space on a month-to-month basis. Valley’s principal operating office is located at 1995 Country Club Blvd, Clive, Iowa 50325. Training Direct’s principal executive offices are located at 3885 Main Street, 2nd Floor, Bridgeport, Connecticut 06606, which also houses the company’s classrooms, and offices for administration, admissions, and student services, in approximately 6,000 square feet. Such premises are leased with a rental payment of $5,850 per month and expires in October 2019.

Security Ownership of Certain Beneficial Owners and Management and Principal Stockholders

    As of December 30, 2009, we had a total of 166,700 shares of common stock issued and outstanding.  Pursuant to the Reverse Merger, we have a total of 6,166,700 shares of common stock issued and outstanding.

    The following table sets forth, as of December 31, 2009: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our common stock known to us, the number of shares of common stock beneficially owned by each such person, and the percent of our common stock so owned before and after the Reverse Merger and acquisition of Training Direct; and (b) the names and addresses of each director and executive officer before and after the Reverse Merger and acquisition of Training Direct, the number of shares our common stock beneficially owned, and the percentage of our common stock so owned, by each such person, and by all of our directors and executive officers as a group before and after the Reverse Merger and acquisition of Training Direct. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. Individual beneficial ownership also includes shares of common stock that a person has the right to acquire within 60 days from December 31, 2009.

    At the closing of the Reverse Merger, all present officers of Florham have resigned and Joseph Bianco was appointed as the Chief Executive Officer of the Company, Anil Narang was appointed as the President and Chief Operating Officer of the Company, and Kellis Veach was appointed as the Chief Financial Officer and Secretary of the Company. In addition, our sole director has tendered his resignation to be effective on the tenth day after mailing of a Schedule 14f-1 statement to our stockholders.  Joseph Bianco, Anil Narang, Dov Perlysky, Howard Spindel and David Cohen were appointed as Directors of the Company with such appointments to be effective on the tenth day after mailing the Schedule 14f-1.

    Unless otherwise noted, the principal address of each of the directors and officers listed below is 845 Third Avenue, 6th Floor, New York, New York 10022.

Name	Share Amount and Nature of Beneficial Ownership Before the Reverse Merger		Percentage of Outstanding Shares Before the Reverse Merger (1)	Share Amount and Nature of Beneficial Ownership After the Reverse Merger (2)		Percentage of Outstanding Shares After the Reverse Merger (2)
David Stahler (3)	53,600		32.15%	53,600		*

Sanjo Squared, LLC (4)	—		—	7,311,333	(5)	118.56%

Kinder Investments, L.P. (6)	100		*	10,967,100	(7)	177.84%

Joseph J. Bianco	—		—	4,935,151	(8)	80.03%

Anil Narang	—		—	4,935,150	(9)	80.03%

Kellis Veach	—		—	—	(10)	—

Dov Perlysky	5,600	(11)	3.4%	11,082,270	(12)	179.71%

Howard Spindel	100	(13)	*	109,770	(14)	1.78%

David Cohen	—		—	109,670	(14)	1.78%

All Directors, Executive Officers and Director Nominees before the Reverse Merger, as a Group	59,300		35.57%	59,300		*

All Directors, Executive Officers and Director Nominees after the Reverse Merger and after the Effective Date of the Schedule 14f-1, as a Group			—	21,172,011		343.33%

* Less than one percent
(1)	The numbers in this column are based on 166,700 shares outstanding.
(2)
The numbers are based on 6,166,700 shares outstanding, which represent the number of shares the Company has outstanding after the Reverse Merger, and does not include the issuance of (i) the Acquisition Shares or the Escrow Shares to the sellers under the Purchase Agreement, which, assuming the Discounted VWAP for the twenty Trading Days after the effective date of the Reverse Merger is $0.50, we will issue an aggregate of 1,200,000 Acquisition Shares and 600,000 Escrow Shares, (ii) 12,278,333 shares of common stock issuable upon conversion of 250,000 shares of Series A Preferred Stock, or (iii) the issuance of shares upon exercise of outstanding options or warrants.

(3)	Mr. Stahler’s address is c/o Florham Consulting Corp., 64 Beaver Street, Suite 233, New York, New York 10004.
(4)
The persons sharing voting, dispositive or investment powers over Sanjo (50% each) are Joseph J. Bianco and Anil Narang, Managers. The address of Sanjo is c/o Educational Investors, Inc., 845 Third Avenue, 6th Floor, New York, New York 10022.

(5)
This number represents: (i) 2,400,000 shares of Florham Common Stock, and (ii) 100,000 shares of Series A Preferred Stock, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 4,911,333 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(6)
The General Partner of Kinder is Nesher, LLC. The person having voting, dispositive or investment powers over Nesher is Dov Perlysky, Managing Member. The address of Kinder is c/o Educational Investors, Inc., 845 Third Avenue, 6th Floor, New York, New York 10022.

(7)
This number represents: (i) 100 shares of Florham Common Stock owned prior to the Reverse Merger; (ii) 3,600,000 shares of Florham Common Stock, and (iii) 150,000 shares of Series A Preferred Stock, which automatically convert into an aggregate of 7,367,000 shares of Florham Common Stock upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(8)
This number represents: (i) options to purchase 1,279,484 shares of Florham Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options and $0.50 per share with respect to 639,742 options; (ii) 1,200,000 shares of Florham Common Stock owned by Sanjo Squared, LLC; and (iii) 50,000 shares of Series A Preferred Stock owned by Sanjo, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 2,455,667 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(9)
This number represents: (i) options to purchase 1,279,484 shares of Florham Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options and $0.50 per share with respect to 639,742 options; (ii) 1,200,000 shares of Florham Common Stock owned by Sanjo Squared, LLC; and (iii) 50,000 shares of Series A Preferred Stock owned by Sanjo, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 2,455,666 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(10)
Does not include options to purchase an aggregate of 164,505 shares of Florham Common Stock at an exercise price of $0.50 per share, of which (i) 82,252 options shall vest on December 31, 2010; and (ii) 82,253 options shall vest on December 31, 2011.

(11)
This number represents: (i) 500 shares owned by Kinder Investments, L.P.; (ii) 100 shares owned by Mr. Perlysky; and (iii) 5,000 shares owned by Krovim, LLC, whose manager is Nesher, LLC. Mr. Perlysky is the Managing Member of Nesher, LLC. Does not include: (a) 100 shares owned by Laya Perlysky, Mr. Perlysky’s spouse; and (b) 1,800 shares owned by the LDP Family Partnership, whose General Partner is Mrs. Perlysky. Mr. Perlysky disclaims beneficial ownership of the shares owned by Mrs. Perlysky and the LDP Family Partnership.

(12)
This number represents: (i) 500 shares owned by Kinder Investments, L.P.; (ii) 100 shares owned by Mr. Perlysky; (iii) 5,000 shares owned by Krovim, LLC, whose manager is Nesher, LLC; (iv) options to purchase 109,670 shares of Florham Common Stock at an exercise price equal to $0.50 per share; (v) 3,600,000 shares of Florham Common Stock owned by Kinder Investments, L.P., and (vi) 150,000 shares of Series A Preferred Stock owned by Kinder, which automatically converts into an aggregate of 7,367,000 shares of Florham Common Stock upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(13)
This number represents shares owned by Jash Group, Inc. Mr. Spindel, Senior Vice President of Jash Group, Inc., has the ability to vote these shares but otherwise disclaims beneficial ownership. Does not include 100 shares owned by Mr. Spindel’s spouse, as to which he disclaims beneficial ownership.

(14)	This number represents options to purchase shares of Florham Common Stock at an exercise price equal to $0.50 per share.

    As a result of consummation of the transactions under the Merger Agreement and the Purchase Agreement, Florham owns 100% of the capital stock of EII, EII owns 100% of the capital stock of Valley Anesthesia, Inc., which in turn owns certain assets and assumed certain liabilities and operations of Valley, and EII owns 100% of the membership interests of Training Direct. The former stockholders of EII own an aggregate of 6,000,000 shares of Florham common stock after giving effect to the transactions under the Merger Agreement but before giving effect to dilution resulting from the conversion by the former stockholders of EII of any of their shares of Series A Preferred Stock or exercise of any options to purchase common stock issued to our officers, directors and consultants.

    The former members of Training Direct will receive shares of Florham's Common Stock having a deemed value of $600,000 (the “Acquisition Shares”), with such number of Acquisition Shares to be determined by dividing $600,000 by the “Discounted VWAP” (as defined below) for the twenty (20) “Trading Days” (as defined below) immediately following the consummation of the Reverse Merger, and (c) shares of Florham’s Common Stock having a deemed value of $300,000 (the “Escrow Shares”), with such number of Escrow Shares to be determined by dividing $300,000 by the Discounted VWAP for the twenty (20) Trading Days immediately following the consummation of the Reverse Merger. The Escrow Shares will be held in escrow and released therefrom as provided in the Purchase Agreement. Assuming the Discounted VWAP for the twenty Trading Days after the effective date of the Reverse Merger is $0.50, we will issue an aggregate of 1,200,000 Acquisition Shares and 600,000 Escrow Shares.

Directors and Executive Officers

    The following discussion sets forth information regarding the executive officers of Florham and the EII Group as at the date hereof.  The individual serving as our sole director prior to the Reverse Merger tendered his resignation, which is expected to become effective on the tenth day after the mailing of a Schedule 14f-1 Information Statement to our stockholders. At the closing of the Reverse Merger, all present officers of Florham have resigned and Joseph Bianco was appointed as the Chief Executive Officer of the Company, Anil Narang was appointed as the President and Chief Operating Officer of the Company, and Kellis Veach was appointed as the Chief Financial Officer and Secretary of the Company. In addition, Joseph Bianco, Anil Narang, Dov Perlysky, Howard Spindel and David Cohen were appointed as Directors of the Company, with such appointments to be effective on the tenth day after mailing the Schedule 14f-1.   The officers and directors to take effect after the Reverse Merger were not affiliated with us prior to the Reverse Merger.

    The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Anil Narang, our President, Chief Operating Officer and Director, and Ashok Narang, the Vice President and Director of Training Direct, are brothers. Except as set forth in the precedent sentence, there are no family relationships among our directors and executive officers. Provided below is a brief description of our director’s business experience during the past five years and an indication of directorships he has held in other companies subject to the reporting requirements under the Federal securities laws.

Officers and Directors before the Reverse Merger

Name	Age	Position(s) with Florham
David Stahler	24	President, Chief Financial Officer, Secretary and Sole Director

    David Stahler has since 2006 provided Internet professional services to our clients and other companies. Such services include designing graphic and advertising materials and providing advice with respect to websites and Internet and other marketing campaigns.  In 2008, Mr. Stahler received his B.A. degree in psychology with a minor in finance from Touro College in New York.  Mr. Stahler has also provided mentoring and counseling services to college-age adults.

Officers and Directors pursuant to the Reverse Merger

Name	Age	Position

Joseph J. Bianco	59	Chief Executive Officer and Chairman of the Board
Anil Narang	46	President, Chief Operating Officer and Director
Kellis Veach	67	Chief Financial Officer and Secretary
Dov Perlysky	47	Director
Howard Spindel	64	Director
David Cohen	71	Director

    Joseph J. Bianco purchased Lotus Performance Cars, Inc. in 1982, which he subsequently sold to General Motors in 1987. In 1990, Mr. Bianco co-founded and became Chief Executive Officer of Alliance Entertainment Corporation. In 1996, Mr. Bianco and his partner sold control of NYSE-Listed Alliance, then the leading independent distributor of CD music in the world, and resumed his private investing activities. In 1998, an investor group led by Mr. Bianco bought the first of several magazine distributors that were consolidated into the Interlink Companies, of which Mr. Bianco was Chairman. Interlink, a leading distributor of magazines to booksellers and other retailers was sold in 2001 to the Source-Interlink Companies. From 1997 to 2000, Mr. Bianco was also Chairman of Cognitive Arts, Inc., a leading creator of educational software, which was purchased from Northwestern University. From 2003 to 2004, he served on the board of directors of Whitewing Environmental, Inc. Mr. Bianco also serves on the Board of several other private corporations as well as two non-profit organizations.  Mr. Bianco graduated from Yale Law School in 1975, where he was an editor of the Yale Law Journal. He became Associate Dean at Cardozo School of Law at Yeshiva University and is the author of two books and various articles.

    Anil Narang co-founded and became President of Alliance Entertainment Corporation in 1990. In 1996, Mr. Narang and his partner sold control of NYSE-Listed Alliance, then the leading independent distributor of CD music in the world. In 1998, an investor group including Mr. Narang bought the first of several magazine distributors that were consolidated into the Interlink Companies. Interlink, a leading distributor of magazines to booksellers and other retailers was sold in 2001 to the Source-Interlink Companies. From 1997 to 2000, Mr. Narang was Vice Chairman of Cognitive Arts, Inc., a leading creator of educational software, which was purchased from Northwestern University. In 2003, Mr. Narang co-founded and became Co-CEO of Sheridan Square Entertainment, which was one of the largest independent record labels in the United States. He and his partners sold Sheridan to BTP Acquisition Corp in 2007 in a private transaction. Mr. Narang holds a Bachelor of Arts degree in economics from Colgate University, and an MBA in Finance from New York University.

    Kellis Veach joined EII as Chief Financial Officer and Secretary-Treasurer in July 2009.  From 2008 to 2009, Mr. Veach was Chief Financial Officer of STB TeleMedia, Inc. From 2003 to 2008, Mr. Veach served as Vice-President of Sheridan Square Entertainment, Inc., and as Chief Financial Officer of its distribution subsidiary. Mr. Veach was a director of Woozyfly, Inc. from January to May, 2009. Mr. Veach graduated from Indiana University with a Bachelor of Science in Business.

Dov Perlysky has served as the Managing Member of Nesher LLC, a financial management company, from 2000 to the present. From 1999 to the present, he has served as a director of Engex, Inc., a closed-end mutual fund. From 2004 to the present, Mr. Perlysky has been a director of Pharma-Bio Serv, Inc., a public company providing pharmaceutical validation services. From 2007 to the present, he has served as a director of Highlands State Bank, a community bank. Mr. Perlysky earned a Bachelor of Science degree in Mathematics and Computer Science from the University of Illinois in 1985, and a Master’s of Management degree from Northwestern University, J.L. Kellogg Graduate School of Management, in 1991.

    Howard Spindel is a Senior Managing Director of Integrated Management Solutions, a consulting organization that renders services to the financial services community since 1985. During 2005, he co-founded Integrated Investment Solutions LLC, an affiliated hedge fund administrator. He currently serves as the Financial and Operations Principal, Registered Options Principal or General Securities Principal of over two dozen Financial Industry Regulatory Authority (FINRA) members. Mr. Spindel currently serves on the Board of Directors of the Financial Management Society of the Securities Industry and Financial Markets Association (SIFMA), on SIFMA’s Capital Committee, on FINRA’s Small Firms Advisory Board and as chair of the Audit Committee of the Boards of Directors of two publicly-held companies, Engex, Inc. and Pharma-Bio Serv.  In 1982, Mr. Spindel was an operations partner of Greenfield Partners, a New York Stock Exchange (NYSE) member firm. In 1980, he became a financial and operations partner at S.B. Lewis & Company, a NYSE member firm specializing in arbitrage and mergers and acquisitions. In 1977, Mr. Spindel served as comptroller of Wm. D. Mayer & Co., another NYSE member firm specializing in options trading. In 1975, Mr. Spindel became associated with the NYSE as manager of the Capital and Operational Standards Section of its Regulation and Surveillance Group. In 1974, he was with Coopers & Lybrand as an audit supervisor. In 1968, Mr. Spindel began his career in the Technical Research and Review Department and on the audit staff of Oppenheim, Appel, Dixon & Co. He earned a Bachelor of Science degree in Accounting from Hunter College of the City University of New York in 1968.  In 1971, Mr. Spindel became a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

    David Cohen, Ph.D, after 20 years as an academic research scientist, served as Provost at Northwestern University in the early 1990s and moved to Columbia University in 1995 to serve as Vice President and Dean of the Faculty for Arts and Sciences until 2003 and as Professor of Biological Sciences and Professor of Neuroscience in Psychiatry until 2008. He is currently Vice President and Dean of the Faculty Emeritus for Arts and Sciences at Columbia and Professor Emeritus of Neuroscience in Psychiatry and Alan H. Kempner Professor Emeritus of Biological Sciences at Columbia. Dr. Cohen has served on the board of directors of Zenith Electronics, KLi Corporation, Thuris Corporation, Learning Sciences Corporation,, and Eduventures, Inc., as well as in an advisory capacity to Knowledge Investment Partners and Identity Theft 911. In addition, Dr. Cohen has served on the board of directors or trustees for various not-for-profit organizations, including the Columbia University Press, the Research Libraries Group, Trevor Day School, The Grass Foundation, Argonne National Laboratory, and the Fermi National Accelerator Laboratory. He has served as a consultant for the National Institutes of Health, the National Science Foundation, the Department of Defense, and the National Academy of Sciences His major elected offices include President of the Society for Neuroscience and Chairman of the Association of American Medical Colleges. Beginning in 2009, Dr. Cohen began serving as Provost of the University of the People, a recently launched on-line, not-for-profit global university He earned a Bachelor of Arts degree from Harvard University in 1960 and a Ph.D. from the University of California, Berkeley, in 1963.

Significant Employees

The following are employees who are not executive officers, but who are expected to make significant contributions to our business:

    Timothy Sauvage, President of Valley, co-founded Valley Anesthesia Educational Programs, Inc. in 1993 and became President of Valley Anesthesia, Inc. in August 20, 2009 with the sale of assets to Valley Anesthesia, Inc. Mr. Sauvage is Chief Nurse Anesthetist at the Central Iowa Health Care System in Des Moines, Iowa. Mr. Sauvage has been in the nurse anesthesia education market for 21 years. He formerly served as Director of Veterans Affairs-Drake University Anesthesia Clinical Specialization. Mr. Sauvage’s areas of responsibility include teaching at each of Valley’s courses, assisting with updating the course manual and MemoryMasterTM, and providing overall guidance and direction for the company. Mr. Sauvage graduated from Murray State University with a Bachelor of Science in Nursing. He obtained a Master of Science in Clinical Anesthesia from the Minneapolis School of Anesthesia and has done post graduate work at Iowa State University in Ames, Iowa.

    Barbara Paradise, Vice President of Valley, whose husband was a co-founder of Valley Anesthesia Educational Programs, Inc., served as Vice President of Valley Anesthesia Educational Programs, Inc. since 2001, and became Vice President of Valley Anesthesia, Inc. in August 2008 with the sale of assets to Valley Anesthesia, Inc. Ms Paradise contributes to the overall vision of the company, and her responsibilities include overseeing the office operations, preparing marketing materials, coordinating production/printing of the course manual and MemoryMasterTM, order processing, and customer service.  Ms. Paradise graduated from University of Wisconsin – Stout with a degree in Home Economics and has done some graduate work at the University of Minnesota.

    Joseph Monaco, President of Training Direct, has been involved in proprietary education since 1980. Over the past 30 years, he has held positions as President, Chief Operating Officer, Chief Financial Officer, and Licensed School Director, for more than 8 post-secondary institutions. He has served on multiple State Association Boards of Directors, and has been active with multiple Federal Accrediting Bureaus. Mr. Monaco has worked closely with the State Education Department, Officials, and State Agencies supporting Vocational Training and other Federal and State Higher Education Organizations. Mr. Monaco attended Fairfield University, Fairfield CT and has received various recognition and achievement awards for his service to the Vocational – Proprietary School sector.

Ashok Narang, Vice President of Training Direct, joined Training Direct as Vice President and Director in the Spring of 2004. Mr. Narang has a Bachelor of Arts in Political Science from Syracuse University, a Master of Science Degree in Education from the University of Bridgeport and a 6th Year Professional Diploma for Advanced Study in Educational Management and Administration, also from the University of Bridgeport.

Employment and Consulting Agreements

Bianco Employment Agreement

    On August 20, 2009, EII entered into an Employment Agreement with Joseph Bianco (the “Bianco Employment Agreement”) pursuant to which Mr. Bianco was engaged through December 31, 2012 (the “Term”) as EII’s Chief Executive Officer with the responsibility for the overall operation of EII, as well as other duties as may be assigned to Mr. Bianco by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Bianco a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII.

In addition to the Base Salary and Bonus, Mr. Bianco may be granted options to purchase, or stock appreciation rights in, shares of the common stock of EII. On August 20, 2009, Mr. Bianco purchased options to purchase 1,666,667 (the “Bianco EII Stock Options”) shares of EII common stock at an exercise price equal to $0.25 per share with respect to 583,334 options and $0.45 per share with respect to 583,333 options in exchange for a $10,000 principal amount promissory note from Mr. Bianco. Under the Merger Agreement, the Bianco EII Stock Options were converted into 5-year options to purchase an aggregate of 1,279,484 shares of Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options (the “Bianco Tier I Options”) and $0.50 per share with respect to 639,742 options (the “Bianco Tier II Options”). The Bianco Tier I Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier I EBTDA Per Share and the Bianco Tier II Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier II EBTDA. The Bianco Tier I and Tier II Options shall be deemed vested as of the date of grant.

Base Tier I EBTDA Per Share means: (1) $0.036 for the Measuring Year ending December 31, 2010, (2) $0.055 for the Measuring Year ending December 31, 2011, (3) $0.091 for the Measuring Year ending December 31, 2012, (4) $0.109 for the Measuring Year ending December 31, 2013, and (5) $0.137 for the Measuring Year ending December 31, 2014. Base Tier II EBTDA Per Share means: (1) $0.055 for the Measuring Year ending December 31, 2010, (2) $0.091 for the Measuring Year ending December 31, 2011, (3) $0.137 for the Measuring Year ending December 31, 2012, (4) $0.164 for the Measuring Year ending December 31, 2013, and (5) $0.191 for the Measuring Year ending December 31, 2014. EBTDA Per Share means (1) the net income after taxes (exclusive of any non-recurring or extraordinary items paid or accrued) of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year, plus (A) federal and state income taxes paid or accrued in such Measuring Year, (B) amounts paid or accrued in such Measuring Year in respect of depreciation of tangible assets, and (C) amounts paid or accrued in such Measuring Year in respect of amortization of intangible assets, including goodwill, all as set forth on the audited consolidated statements of income or operations of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year and as determined in accordance with GAAP by the Company’s independent accountants, divided by (2) the weighted average of the outstanding Common Stock, measured on a fully diluted basis.

The Bianco Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Narang Employment Agreement

On August 20, 2009, EII entered into an Employment Agreement with Anil Narang (the “Narang Employment Agreement”) pursuant to which Mr. Narang was engaged through December 31, 2012 (the “Term”) as EII’s President and Chief Operating Officer with the responsibility for the overall operation of EII together with Mr. Bianco, as well as other duties as may be assigned to Mr. Narang by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Narang a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII.

In addition to the Base Salary and Bonus, Mr. Narang may be granted options to purchase, or stock appreciation rights in, shares of the common stock of EII. On August 20, 2009, Mr. Narang purchased options to purchase 1,666,667 (the “Narang EII Stock Options”) shares of EII common stock at an exercise price equal to $0.25 per share with respect to 583,334 options and $0.45 per share with respect to 583,333 options in exchange for a $10,000 principal amount promissory note from Mr. Narang. Under the Merger Agreement, the Narang EII Stock Options were converted into 5-year options to purchase an aggregate of 1,279,484 shares of Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options (the “Narang Tier I Options”) and $0.50 per share with respect to 639,742 options (the “Narang Tier II Options”). The Narang Tier I Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier I EBTDA Per Share and the Narang Tier II Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier II EBTDA. The Narang Tier I and Tier II Options shall be deemed vested as of the date of grant.  Base Tier I EBTDA Per Share and EBTDA Per Share have the same meanings set forth above under the heading “Bianco Employment Agreement”.

The Narang Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Veach Employment Agreement

On August 20, 2009, EII entered into an Employment Agreement with Kellis Veach (the “Veach Employment Agreement”) pursuant to which Mr. Veach was engaged through December 31, 2012 (the “Term”) as EII’s Chief Financial Officer with the responsibility for financial reporting and operation of EII, as well as other duties as may be assigned to Mr. Veach by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Veach a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII.  In addition to the Base Salary and Bonus, Mr. Veach may be granted options to purchase, or stock appreciation rights in, shares of the common stock of EII.

The Veach Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Assignment and Assumption Agreements

On December 31, 2009, Florham entered into certain Assignment and Assumption Agreements with EII, Joseph Bianco, Anil Narang and Kellis Veach under which EII assigned to Florham all of EII’s rights, title and interest, and delegated all of its obligations and liabilities, to each of the Bianco, Narang and Veach Employment Agreements to Florham. In addition, Florham assumed all covenants, agreements, and other obligations to be performed by EII under the Bianco, Narang and Veach Employment Agreements, and Messrs Bianco, Narang and Veach each consented to the Assignment and Assumption Agreement applicable to him.

Joseph Monaco Consulting Agreement

On December 31, 2009, EII entered into a Consulting Agreement with Joseph Monaco (the “Consulting Agreement”) under which Mr. Monaco was engaged through December 31, 2010 (the “Term”) to provide EII with such general business and consulting services as may be assigned to him by the board of directors, including, without limitation, advising EII, its subsidiaries, and the board with respect to (i) relationships with various state educational departments and agencies, and (ii) analyzing and pursuing potential acquisitions. During the Term, EII will pay Mr. Monaco a consulting fee of $75,000 per annum and will reimburse him for all documented out-of-pocket expenses incurred by him in the interest of the business. The Consulting Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Ashok Narang Employment Agreement with Training Direct

On December 31, 2009, Training Direct entered into an Employment Agreement with Ashok Narang (the “Training Direct Employment Agreement”) pursuant to which Mr. Narang was engaged through December 31, 2012 (the “Term”) as Training Direct’s Vice President with the responsibility for the overall operation of Training Direct, as well as other duties as may be assigned to Mr. Narang by the board of directors of the Company, including providing services to the Company and its other subsidiaries. Training Direct will pay Mr. Narang a salary of $135,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of the Company. In addition to the Base Salary and Bonus, Mr. Narang may be granted options to purchase, or stock appreciation rights in, shares of the common stock of the Company. The Training Direct Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Board of Directors

All directors will hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors.

Role of the Board of Directors

Pursuant to Delaware law, our business, property and affairs are managed under the direction of the Company’s board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of the Company’s business by participating in board meetings, by reviewing analyses and reports sent to them regularly, and through discussions with its executive officers.

Board Committees

We have not established an audit committee, compensation committee, nominating committee or other committee of our board of directors. However, we intend to establish an audit committee, compensation committee, nominating committee or other committee of our board of directors which complies with the independence and other rules of the NYSE Amex Stock Exchange.

Advisory Board

We do not currently have an advisory board.

Code of Ethics

As of the date of this report, we have not adopted a Code of Ethics applicable to all of our employees, officers and directors, wherever they are located and whether they work for the Company on a full or part-time basis.  The Company intends to adopt a Code of Ethics in the near future so that it complies with the NYSE Amex rules and regulations. The Code will provide rules and procedures to help the Company’s employees, officers and directors recognize and respond to situations that present ethical issues.   Compliance with this code will be mandatory and those who violate the standards in this Code will be subject to disciplinary action.

Executive Compensation

Florham Executive and Director Compensation Information

Prior to the Reverse Merger, no compensation was paid to David Stahler for his services as our President, Chief Financial Officer and Secretary. In addition, Mr. Stahler did not receive any other compensation, whether in the form of stock awards, stock options, or otherwise. Prior to the Reverse Merger, no compensation was paid to David Stahler for his services as our sole director.

The Company Executive and Director Compensation Information

The Company did not pay any compensation to our chief executive officer, or any of our directors, for services rendered during the fiscal years ended December 31, 2008 and December 31, 2007.

Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year-End

We did not grant any options or awards to any of our named executive officers during our last two completed fiscal years ended December 31, 2008 and December 31, 2007, nor did any of our executive officers exercise any such options or awards during such period.

Retirement/Resignation Plans

We do not have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

Director Compensation

We have not paid our directors fees in the past for attending scheduled and special meetings of our board of directors. In the future, we may adopt a policy of paying independent directors a fee for their attendance at board and committee meetings. We reimburse each director for reasonable travel expenses related to such director's attendance at board of directors and committee meetings.

Certain Relationships and Related Party Transactions

Florham Related Party Transactions

Florham used office space provided to us by its former President, David Stahler, at no cost. The amount of office space used by Florham was insignificant.

The mother of Florham’s prior President is a co-trustee of a trust which owns approximately 14% of the capital stock of Chocolate Printing Company, Inc., one of Florham’s prior clients.

The Company’s Related Party Transactions

Lease

EII’s and Valley’s principal executive offices are located at 845 Third Avenue, 6th Floor, New York, New York 10022. EII rents office space from one of its officers under a lease expiring August 20, 2010 and pays $725 per month. EII also reimburses another officer $2,992 per month for rent of office space on a month-to-month basis.

Employment and Consulting Agreements

On August 20, 2009, EII entered into an Employment Agreement with Joseph Bianco (the “Bianco Employment Agreement”) pursuant to which Mr. Bianco was engaged through December 31, 2012 (the “Term”) as EII’s Chief Executive Officer with the responsibility for the overall operation of EII, as well as other duties as may be assigned to Mr. Bianco by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Bianco a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII. The Bianco Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

On August 20, 2009, EII entered into an Employment Agreement with Anil Narang (the “Narang Employment Agreement”) pursuant to which Mr. Narang was engaged through December 31, 2012 (the “Term”) as EII’s President and Chief Operating Officer with the responsibility for the overall operation of EII together with Mr. Bianco, as well as other duties as may be assigned to Mr. Narang by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Narang a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII. The Narang Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

On August 20, 2009, EII entered into an Employment Agreement with Kellis Veach (the “Veach Employment Agreement”) pursuant to which Mr. Veach was engaged through December 31, 2012 (the “Term”) as EII’s Chief Financial Officer with the responsibility for financial reporting and operation of EII, as well as other duties as may be assigned to Mr. Veach by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Veach a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII.  In addition to the Base Salary and Bonus, Mr. Veach may be granted options to purchase, or stock appreciation rights in, shares of the common stock of EII.  The Veach Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

On December 31, 2009, Florham entered into certain Assignment and Assumption Agreements with EII, Joseph Bianco, Anil Narang and Kellis Veach under which EII assigned to Florham all of EII’s rights, title and interest, and delegated all of its obligations and liabilities, to each of the Bianco, Narang and Veach Employment Agreements to Florham. In addition, Florham assumed all covenants, agreements, and other obligations to be performed by EII under the Bianco, Narang and Veach Employment Agreements, and Messrs Bianco, Narang and Veach each consented to the Assignment and Assumption Agreement applicable to him.

On December 31, 2009, EII entered into a Consulting Agreement with Joseph Monaco (the “Consulting Agreement”) under which Mr. Monaco was engaged through December 31, 2010 (the “Term”) to provide EII with such general business and consulting services as may be assigned to him by the board of directors, including, without limitation, advising EII, its subsidiaries, and the board with respect to (i) relationships with various state educational departments and agencies, and (ii) analyzing and pursuing potential acquisitions. During the Term, EII will pay Mr. Monaco a consulting fee of $75,000 per annum and will reimburse him for all documented out-of-pocket expenses incurred by him in the interest of the business. The Consulting Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

On December 31, 2009, Training Direct entered into an Employment Agreement with Ashok Narang (the “Training Direct Employment Agreement”) pursuant to which Mr. Narang was engaged through December 31, 2012 (the “Term”) as Training Direct’s Vice President with the responsibility for the overall operation of Training Direct, as well as other duties as may be assigned to Mr. Narang by the board of directors of the Company, including providing services to the Company and its other subsidiaries. Training Direct will pay Mr. Narang a salary of $135,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of the Company. In addition to the Base Salary and Bonus, Mr. Narang may be granted options to purchase, or stock appreciation rights in, shares of the common stock of the Company. The Training Direct Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Stock Option Grants/Issuances to Management, Directors and Consultants

On August 20, 2009, Joseph Bianco purchased options to purchase 1,666,667 (the “Bianco EII Stock Options”) shares of EII common stock at an exercise price equal to $0.25 per share with respect to 583,334 options and $0.45 per share with respect to 583,333 options in exchange for a $10,000 principal amount promissory note from Mr. Bianco, as compensation for services performed on behalf of EII in his capacity as Chief Executive Officer.

Under the Merger Agreement, the Bianco EII Stock Options were converted into 5-year options to purchase an aggregate of 1,279,484 shares of Florham Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options (the “Bianco Tier I Options”) and $0.50 per share with respect to 639,742 options (the “Bianco Tier II Options”). The Bianco Tier I Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier I EBTDA Per Share and the Bianco Tier II Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier II EBTDA. The Bianco Tier I and Tier II Options shall be deemed vested as of the date of grant.

Base Tier I EBTDA Per Share means: (1) $0.036 for the Measuring Year ending December 31, 2010, (2) $0.055 for the Measuring Year ending December 31, 2011, (3) $0.091 for the Measuring Year ending December 31, 2012, (4) $0.109 for the Measuring Year ending December 31, 2013, and (5) $0.137 for the Measuring Year ending December 31, 2014. Base Tier II EBTDA Per Share means: (1) $0.055 for the Measuring Year ending December 31, 2010, (2) $0.091 for the Measuring Year ending December 31, 2011, (3) $0.137 for the Measuring Year ending December 31, 2012, (4) $0.164 for the Measuring Year ending December 31, 2013, and (5) $0.191 for the Measuring Year ending December 31, 2014. EBTDA Per Share means (1) the net income after taxes (exclusive of any non-recurring or extraordinary items paid or accrued) of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year, plus (A) federal and state income taxes paid or accrued in such Measuring Year, (B) amounts paid or accrued in such Measuring Year in respect of depreciation of tangible assets, and (C) amounts paid or accrued in such Measuring Year in respect of amortization of intangible assets, including goodwill, all as set forth on the audited consolidated statements of income or operations of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year and as determined in accordance with GAAP by the Company’s independent accountants, divided by (2) the weighted average of the outstanding Common Stock, measured on a fully diluted basis.

On August 20, 2009, Anil Narang purchased options to purchase 1,666,667 (the “Narang EII Stock Options”) shares of EII common stock at an exercise price equal to $0.25 per share with respect to 583,334 options and $0.45 per share with respect to 583,333 options in exchange for a $10,000 principal amount promissory note from Mr. Narang, as compensation for services performed on behalf of EII in his capacity as President and Chief Operating Officer.

Under the Merger Agreement, the Narang EII Stock Options were converted into 5-year options to purchase an aggregate of 1,279,484 shares of Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options (the “Narang Tier I Options”) and $0.50 per share with respect to 639,742 options (the “Narang Tier II Options”). The Narang Tier I Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier I EBTDA Per Share and the Narang Tier II Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier II EBTDA. The Narang Tier I and Tier II Options shall be deemed vested as of the date of grant.  Base Tier I EBTDA Per Share and EBTDA Per Share have the same meanings set forth above.

On December 31, 2009, the board of directors of EII granted Kellis Veach 5-year options to purchase 150,000 (the “Veach EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as Chief Financial Officer. The Veach EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Ashok Narang 5-year options to purchase 150,000 (the “Ashok Narang EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as President of Training Direct. The Ashok Narang EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

Under the Merger Agreement, the Veach and Ashok Narang Stock Options were each converted into 5-year options to purchase an aggregate of 164,505 shares of Florham Common Stock with respect to Mr. Veach and 164,505 shares of Florham Common Stock with respect to Mr. Narang, each at an exercise price of $0.50. These options are exercisable as to 82,252 shares on December 31, 2010 and as to 82,253 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Howard Spindel 5-year options to purchase 100,000 (the “Spindel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director.  The Spindel EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted Dov Perlysky 5-year options to purchase 100,000 (the “Perlysky EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Perlysky EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted David Cohen 5-year options to purchase 100,000 (the “Cohen EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Cohen EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted Jonathan Turkel 5-year options to purchase 100,000 (the “Turkel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a consultant. The Turkel EII Stock Options vest in full on the date of grant.

Under the Merger Agreement, the Spindel, Perlysky, Cohen and Turkel EII Stock Options were each converted into 5-year options to purchase an aggregate of (i) 109,670 shares of Florham Common Stock with respect to Mr. Spindel, (ii) 109,670 shares of Florham Common Stock with respect to Mr. Perlysky, (iii) 109,670 shares of Florham Common Stock with respect to Dr. Cohen, and (iv) 109,670 shares of Florham Common Stock with respect to Mr. Turkel, each at an exercise price of $0.50. Each of these options vest in full on the date of grant.

On December 31, 2009, the board of directors of Florham granted Leonard Katz a 5-year option to purchase an aggregate of 109,670 shares of Florham Common Stock at an exercise price of $0.50 in his capacity as a consultant. This option vests in full on the date of grant.

Florham Common Stock as Part of Merger Consideration

Under the Merger Agreement, the shareholders of EII were issued an aggregate of 6,000,000 shares of Florham's common stock as part of the merger consideration. Of such shares, 2,400,000 were issued to Sanjo Squared, LLC, an entity controlled by two of our officers and directors, and 3,600,000 were issued to Kinder Investments, L.P., an entity controlled by one of our directors. Such shares are subject to the terms of lock-up agreements as set forth below.

Lock Up Agreements

All of the Florham shares of Common Stock owned or to be owned by the management shareholders (directly or indirectly) are restricted from public or private sale for a period of twelve months following the effective date of the Reverse Merger (December 31, 2009).

Series A Convertible Preferred Stock

Under the Merger Agreement, the shareholders of EII were issued 250,000 shares of Florham’s Series A Preferred Stock, with each share of Florham's Series A Preferred Stock automatically convertible into 49.11333 shares of Florham's Common Stock upon the filing by Florham of an amendment to its certificate of incorporation which increases the authorized shares of Florham's Common Stock to at least 50,000,000. Of such shares, 100,000 were issued to Sanjo Squared, LLC and 150,000 were issued to Kinder Investments, L.P.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we had not adopted prior to the Reverse Merger formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant shareholders.  However, we intend that such transactions will, on a going-forward basis, be subject to the review, approval or ratification of our board of directors, or an appropriate committee thereof.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange.  In determining whether our directors are independent, however, we intend to comply with the rules of the NYSE Amex Stock Exchange.  The board of directors also will consult with counsel to ensure that the board of directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of future audit committee members.  The NYSE Amex listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Currently we do not satisfy the “independent director” requirements of the NYSE Amex Stock Exchange, which requires that a majority of a company’s directors be independent.  Our board of directors intends to appoint additional members, each of whom will satisfy such independence requirements.

Legal Proceedings

Neither we nor any of our direct or indirect subsidiaries is a party to, nor is any of our property the subject of, any legal proceedings other than ordinary routine litigation incidental to their respective businesses.  There are no proceedings pending in which any of our officers, directors or 5% shareholders are adverse to us or any of our subsidiaries or in which they are taking a position or have a material interest that is adverse to us or any of our subsidiaries.

Neither we nor any of our subsidiaries is a party to any administrative or judicial proceeding arising under federal, state or local environmental laws.

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business.

Changes in and Disagreements with Accountants

We have had no disagreements with our independent registered public accountants with respect to accounting practices or procedures or financial disclosure.

Market Price and Dividends on Registrant’s Common Equity and Related Stockholder Matters

The common stock was approved for quotation on the Over–the-Counter Bulletin Board on April 28, 2008 under the symbol “FHMS”.

The following table sets forth the quarterly high and low bid prices for the common stock for the last two fiscal years. The prices set forth below represent inter-dealer quotations, without retail markup, markdown or commission and may not be reflective of actual transactions.

Fiscal Quarter	High	Low
Quarter ended June 30, 2008*	$2.25	$1.25
Quarter ended September 30, 2008	$1.25	$1.01
Quarter ended December 31, 2008	$1.10	$1.01
Quarter ended March 31, 2009	$1.01	$0.16
Quarter ended June 30, 2009	$0.35	$0.16
Quarter ended September 30, 2009	$0.26	$0.16

*From April 28, 2008 through the fiscal quarter ended June 30, 2008.

At December 31, 2009, the closing bid price of the common stock was $0.26 and we had approximately 117 record holders of our common stock. This number excludes any estimate by us of the number of beneficial owners of shares held in street name, the accuracy of which cannot be guaranteed.

Dividend Policy

We have never declared or paid dividends on our common stock.  We intend to retain earnings, if any, to support the development of our business and therefore do not anticipate paying cash dividends for the foreseeable future.  Payment of future dividends, if any, will be at the discretion of our board of directors after taking into account various factors, including current financial condition, operating results and current and anticipated cash needs.

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2008, Florham did not have any options or other securities outstanding under any employee stock option and incentive plan.

Recent Sales of Unregistered Securities

Reference is made to the “The Agreement and Plan of Merger”, “The Interest Purchase Agreement” and “Certain Relationships and Related Party Transactions” sections of this report and the disclosures set forth thereunder.

We believe that all of the offerings and sales were deemed to be exempt under Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, business associates of the Company or executive officers of the Company, and transfer was restricted by the Company in accordance with the requirements of the Securities Act of 1933. In addition to representations by the above-referenced persons, we have made independent determinations that all of the above-referenced persons were accredited or sophisticated investors, and that they were capable of analyzing the merits and risks of their investment, and that they understood the speculative nature of their investment. Furthermore, all of the above-referenced persons were provided with access to our Securities and Exchange Commission filings.

Description of Securities

Authorized Capital Stock

The authorized capital stock of Florham consists of 12,000,000 shares of common stock, par value $0.0001 per share and 2,000,000 shares of “blank check” preferred stock, par value $0.0001 per share.  As of the date of this report, Florham has 6,166,700 shares of common stock issued and outstanding and 250,000 shares of Series A Convertible Preferred Stock issued and outstanding.

As stated elsewhere in this report, as part of the Reverse Merger, we agreed to increase our authorized Common Stock to 50,000,000 shares.

The following summary description relating to Florham’s capital stock and other securities does not purport to be complete.

Florham Common Stock

Holders of common stock are entitled to cast one vote for each share on all matters submitted to a vote of shareholders, including the election of directors.  The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefore (see "Dividend Policy’). Such holders do not have any preemptive or other rights to subscribe for additional shares. All holders of common stock are entitled to share ratably in any assets for distribution to shareholders upon the liquidation, dissolution or winding up of the Company. There are no conversion, redemption or sinking fund provisions applicable to the common stock.  All outstanding shares of common stock are fully paid and non-assessable.

Florham Preferred Stock

Florham’s Board of Directors is authorized, without further action by the shareholders, to issue, from time to time, up to 2,000,000 shares of preferred stock in one or more classes or series.  Similarly, the Board of Directors will be authorized to fix or alter the designations, powers, preferences, and the number of shares which constitute each such class or series of preferred stock.  Such designations, powers or preferences may include, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share), redemption rights (including sinking fund provisions, if any), and liquidation preferences of any unissued shares or wholly unissued series of preferred stock. As of the date of this filing and under the Merger Agreement, the shareholders of EII were issued 250,000 shares of Florham’s Series A Preferred Stock.

Except for the Series A Preferred Stock issued to the shareholders of EII under the Merger Agreement, it is not possible to state the actual effect of any authorization of preferred stock upon the rights of holders of common stock until the Board of Directors determines the specific rights of the holders of any series of preferred stock.  The Board of Director’s authority to issue preferred stock also provides a convenient vehicle in connection with possible acquisitions and other corporate purposes, but could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock.  Accordingly, the issuance of preferred stock may be used as an “anti-takeover” device without further action on the part of our stockholders, and may adversely affect the holders of the common stock.

The Series A Preferred Stock

Each share of Florham Series A Preferred Stock:

(a)    is automatically convertible into 49.11333 shares of Florham's Common Stock upon the filing by Florham of an amendment to its certificate of incorporation which increases the authorized shares of Florham's Common Stock to at least 50,000,000;

(b)    provides that holders shall be entitled to receive dividends when, as and if declared by the Board of Directors.  No cash dividends or distributions shall be declared or paid or set apart for payment on the Common Stock unless such cash dividend or distribution is likewise declared, paid or set apart for payment on the Series A Preferred Stock in an amount equal to the dividend or distribution that would be payable if all of the issued and outstanding shares of the Series A Preferred Stock had been fully converted into Common Stock on the day immediately prior to the date which shall be the earliest to occur of the declaration, payment, or distribution or such dividend;

(c)    has a par value of $0.0001 per share;

(d)    has a stated or liquidation value of $0.01 per share (the “Stated Value”);

(e)    has a preference over the Florham Common Stock on liquidation or sale of Florham equal to the sum of the Stated Value per share and an amount equal to all unpaid dividends on the Series A Preferred Stock, if any; and

(f)    votes together with the Florham Common Stock on an “as converted basis.”

The conversion price and the number of shares of common stock issuable upon conversion of the Series A Preferred Stock are subject to customary adjustments as set forth in the Certificate of Designations of the Series A Preferred Stock.

For a more complete description of the Series A Preferred Stock, reference is made to the Certificate of Designations of the Series A Preferred Stock attached as an exhibit to this Form 8-K.

Stock Incentive Plan

EII 2009 Stock Incentive Plan

Prior to the Reverse Merger, EII maintained a 2009 stock incentive plan that provided for the grant of non-qualified or incentive stock options, stock appreciation rights, cash-based awards, or other stock-based awards to its employees, officers, directors or consultants.  Stock options granted pursuant to the terms of this plan generally cannot be granted with an exercise price of less than 100% of the fair market value on the date of the grant (110% for awards issued to a 10% or more stockholder) and the term of the options granted under the plan cannot be greater than 10 years, or 5 years for a stockholder who owns 10% or more of our equity.  An aggregate of 800,000 shares were reserved under the plan, of which -0- shares were available for future grant as of the date of this report. There were 800,000 options outstanding under this plan; such options had an exercise price of $0.50 per share and expired 5 years from the date of grant.  On the effective date of the Reverse Merger, the options granted under the EII 2009 Stock Incentive Plan were converted into options to purchase an aggregate of 877,360 shares of Florham Common Stock at a conversion ratio equal to 1.0967 Florham options for every 1 EII option held by the holders.  The Florham stock options have the same terms and conditions as the prior EII stock options.

Florham 2009 Stock Incentive Plan

On December 31, 2009, the board of directors of Florham adopted a 2009 Stock Incentive Plan to provide for the grant of non-qualified or incentive stock options, stock appreciation rights, cash-based awards, or other stock-based awards to its employees, officers, directors or consultants.  Stock options granted pursuant to the terms of this plan generally will not be granted with an exercise price of less than 100% of the fair market value on the date of the grant (110% for awards issued to a 10% or more stockholder) and the term of the options granted under the plan will not greater than 10 years, or 5 years for a stockholder who owns 10% or more of our equity.  An aggregate of 1,500,000 shares are reserved under the plan.

The board of directors of Florham will form a compensation committee of the board of directors which will review Florham’s Stock Incentive Plan to determine if any revisions are required that would be better suitable for the Company post-Reverse Merger.  If any revisions are required, the compensation committee will recommend them to the Board and seek approval from a majority of the members of the board of directors. Once approved by the board of directors, such stock option or stock incentive plan will thereafter be submitted to the Florham stockholders for approval.

Dividend Policy

We have never declared or paid dividends on our common stock. We intend to retain earnings, if any, to support the development of our business and therefore do not anticipate paying cash dividends for the foreseeable future. Payment of future dividends, if any, will be at the discretion of our board of directors after taking into account various factors, including current financial condition, operating results and current and anticipated cash needs.

Indemnification of Directors

Our Certificate of Incorporation provide that no director or officer of the corporation past, present or future, shall be personally liable to the corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer, except for liability (1) for any breach of the director's duty of loyalty to the corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the Delaware General Corporation Law; or (4) for any transaction from which the director derived an improper personal benefit.

Our bylaws provide for the indemnification of our directors and officers, as to those liabilities and on those terms and conditions as appropriate.

WHERE YOU CAN FIND MORE INFORMATION

We will file a registration statement on Form S-1 with the SEC covering (i) the shares of Common Stock issued and outstanding prior to the effective time of the Reverse Merger; and (ii) 930,000 shares of Common Stock issuable upon exercise of warrants expiring on June 30, 2016 at an exercise price of $0.05 per share, as soon as practicable following the effective time of the Reverse Merger.

We also file annual, quarterly and special reports, and other information with the SEC. You may read or obtain a copy of the registration statement to be filed or any other information we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information regarding the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Our SEC filings are also available to the public from the SEC web site at www.sec.gov, which contains our reports, proxy and information statements, and other information we file electronically with the SEC.

Item 5.03.  Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Reverse Merger, we agreed to amend and restate our certificate of incorporation to change our name to “Educational Investors Corp.” and increase our authorized Common Stock to 50,000,000 shares.

To effect these actions, we must file and mail an Information Statement on Schedule 14C promptly following the closing. Upon the effectiveness of such Information Statement and the expiration of the requisite 20 day period following the mailing of the Schedule 14C, our amended and restated certificate of incorporation will become effective.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

(i)   The Audited Financial Statements for Valley Anesthesia Educational Programs, Inc. as of December 31, 2008 and 2007 are included following this Item 9.01(a).

(ii)   The Audited Financial Statements for Training Direct, LLC as of December 31, 2008 and 2007 are included following this Item 9.01(a).

(iii)  The Audited Financial Statements for Educational Investors, Inc. as of September 30, 2009 are included following this Item 9.01(a).

(iv)  The Unaudited Financial Statements for Training Direct, LLC as of September 30, 2009 are included following this Item 9.01(a).

(v)   The Unaudited Financial Statements of Valley Anesthesia Educational Programs, Inc. as of August 31, 2009 are included following this Item 9.01(a).

(b)	Pro Forma financial information

The Unaudited Pro Forma Financial information of Educational Investors, Inc., Training Direct, LLC and Florham Consulting Corp. for the periods ended September 30, 2009 and December 31, 2008, respectively, related to the acquisition of Educational Investors, Inc. and its subsidiaries are included following this Item 9.01(b).

(c)	Exhibits

See the Exhibit Index hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORHAM CONSULTING CORP.
 (Registrant)

By:	/s/ Joseph J. Bianco
	Name:	Joseph J. Bianco
	Title:	Chief Executive Officer

Date:  January 7, 2010

EXHIBIT INDEX

10.1
Agreement and Plan of Merger dated as of December 16, 2009 by and among Educational Investors, Inc., Florham Consulting Corp., EII Acquisition Corp., Sanjo Squared, LLC, Kinder Investments, L.P., Joseph J. Bianco and Anil Narang.

10.2	Certificate of Designation, Preferences and Rights of the Series A Convertible Preferred Stock of Florham Consulting Corp.

10.3	Employment Agreement dated as of August 20, 2009 between Educational Investors, Inc. and Joseph J. Bianco.

10.4	Employment Agreement dated as of August 20, 2009 between Educational Investors, Inc. and Anil Narang.

10.5	Employment Agreement dated as of August 20, 2009 between Educational Investors, Inc. and Kellis Veach.

10.6	Form of Assignment and Assumption Agreement.

10.7	Consulting Agreement dated as of December 31, 2009 between Educational Investors, Inc. and Joseph Monaco.

10.8	Form of Lock-Up Agreement.

10.9	Form of Florham Consulting Corp. Management Stock Option Agreement.

10.10	Form of Florham Consulting Corp. Management Stock Option Agreement for Joseph J. Bianco and Anil Narang.

10.11	Form of Florham Consulting Corp. Director/Consultant Stock Option Agreement.

10.12	Interest Purchase Agreement dated as of December 16, 2009 by and among Educational Investors, Inc., Florham Consulting Corp., TD Management, Inc. and Joseph Monaco.

10.13	Employment Agreement dated as of December 31, 2009 between Training Direct, LLC and Ashok Narang.

99.1	Audited Financial Statements for Valley Anesthesia Educational Programs, Inc. as of December 31, 2008 and 2007.

99.2	Audited Financial Statements for Training Direct, LLC as of December 31, 2008 and 2007.

99.3	The Audited Financial Statements for Educational Investors, Inc. as of September 30, 2009.

99.4	The Unaudited Financial Statements for Training Direct, LLC as of September 30, 2009.

99.5	The Unaudited Financial Statements of Valley Anesthesia Educational Programs, Inc. as of August 31, 2009.

99.6	The Unaudited Pro Forma Financial Information of Educational Investors, Inc., Training Direct, LLC and Florham Consulting Corp. for the periods ended September 30, 2009 and December 31, 2008.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of the 16th day of December 2009 (the “Agreement Date”), by and among FLORHAM CONSULTING CORP., a Delaware corporation ("Florham"); EII ACQUISITION CORP., a Delaware corporation (“Mergerco”); EDUCATIONAL INVESTORS, INC., a Delaware corporation ("EII"); SANJO SQUARED, LLC, a Delaware limited liability company (“Sanjo”); KINDER INVESTMENTS, LP, a Delaware limited partnership (“Kinder”); JOSEPH J. BIANCO, an individual (“Bianco”); and ANIL NARANG, an individual (“Narang”).

Recitals

A.           As used in this Agreement: (a) Sanjo and Kinder are hereinafter sometimes collectively referred to as the “EII Common Shareholders;” (b) Bianco and Narang are hereinafter sometimes collectively referred to as the “EII Stockholder Option Holders;” (c) the EII Common Shareholders and the EII Stockholder Option Holders are hereinafter sometimes collectively referred to as the “EII Securityholders;” and (d) Florham, Mergerco, EII and the EII Securityholders are hereinafter sometimes individually referred to as a “Party” and collectively referred to as the “Parties.”

B.           The Board of Directors of (i) Florham and Mergerco, and (ii) the Board of Directors of EII; and each of the other Parties hereto all deem it necessary and advisable to enter into this Agreement, pursuant to which, inter alia, Mergerco will will be merged with and into EII with EII as the surviving corporation of such merger (the “Merger”).

C.           The Board of Directors of each of Florham, Mergerco and EII (collectively, the “Boards of Directors”), the General Partner of Kinder (the “Kinder General Partner”), and the Board of Managers of Sanjo (the “Sanjo Board of Managers”), each deems the Merger advisable and in the best interest of said Persons and their respective shareholders, partners and members, and the Boards of Directors, the Kinder General Partner and the Sanjo Board of Managers have each approved and adopted the form, terms and provisions of this Agreement and the Merger.

D.           By their execution and delivery of this Agreement, each of the EII Securityholders deems the Merger advisable and in their best interests and the EII Securityholders have each approved and adopted the form, terms and provisions of this Agreement and the Merger.

Agreement

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the Parties agree as follows:

ARTICLE I. - THE MERGER

1.1           The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “Delaware Corporation Law”), Mergerco shall be merged with and into EII at  the Effective Time.  Following the Effective Time, the separate corporate existence of Mergerco shall cease and EII shall continue as the surviving corporation of the Merger (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Mergerco in accordance with the Delaware Corporation Law.

1.2           Effective Time.  Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the Parties shall file a certificate of merger or other appropriate documents (in any such case, the "Certificate of Merger") executed in accordance with the relevant provisions of the Delaware Corporation Law and shall make all other filings or recordings required under the Delaware Corporation Law.  The Merger shall become effective at such time as the Certificate of Merger is duly filed with the the Delaware Secretary of State, or at such other time as Florham and EII shall agree should be specified in the Certificate of Merger (the time the Merger becomes effective being referred to herein as the "Effective Time").

1.3           Effects of the Merger.  The Merger shall have the effects set forth in the applicable provisions of the Delaware Corporation Law.

1.4           Certificate of Incorporation and Bylaws.

(a)           The Certificate of Incorporation of EII as in effect immediately following the Effective Time shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

(b)           The bylaws of EII as in effect immediately following the Effective Time shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

1.5           Directors.  The board of directors of EII immediately prior to the Effective Time shall constitute the entire members of be the board of directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.6           Officers.  The officers of EII immediately prior to the Effective Time shall constitute all of the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.7           Effect on Capital Stock.  As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any outstanding securities of EII, Mergerco or Florham, the holders of all of the issued and outstanding shares of EII Common Stock and EII Options (as hereinafter defined) shall receive the following consideration (the “Merger Consideration”):

(a)           Florham Common Stock.         Each issued and outstanding share of common stock of Florham, $0.0001 par value per share (the “Florham Common Stock”) shall remain issued and outstanding following the Effective Time of the Merger, except as otherwise provided in Section 1.7(g) below.

(b)           EII Treasury Stock.         Each share of EII's common stock, par value $0.001 per share ("EII Common Stock") that is held in the treasury of EII or by any wholly owned subsidiary of EII and each share of EII Common Stock that is owned by Florham shall automatically be cancelled and returned and shall cease to exist and no consideration shall be delivered in exchange therefor.

(c)           Outstanding EII Common Stock.          As at the Effective Time, by virtue of the Merger, and without any action on the part of the holders of any shares of EII Common Stock or any shares of capital stock of Florham or the Surviving Corporation, each of the 16,666,667 full shares of EII Common Stock that is issued and outstanding as at the Effective Time of the Merger (other than shares of EII Common Stock to be cancelled pursuant to Section 1.7(b) or Section 1.7(g) hereof), shall be converted into the right to receive:

(i)           0.36 of a share of Florham Common Stock (the “Common Stock Exchange Ratio”); and

(ii)           0.015 shares of Series A Preferred Stock of Florham (“Florham Preferred Stock”), which shall contain the rights, privileges and designations set forth on the Certificate of Designations annexed hereto as Exhibit A and made a part hereof (“Certificate of Designation”); each of which 250,000 shares of Florham Preferred Stock shall, automatically upon the filing by Florham of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares, be converted, on the basis of 49.11333 shares of Florham Common Stock for each outstanding share of Florham Preferred Stock (the "Florham Preferred Exchange Ratio” and together with the Common Stock Exchange Ratio, the “Exchange Ratios") into an aggregate of 12,278,333 shares of Florham Common Stock.

As of the Effective Time, all the issued and outstanding shares of EII Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of EII Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest.

 (d)           Outstanding EII Stockholder Options.       As at the Effective Time, by virtue of the Merger and without any action on the part of the EII Stockholder Option Holders, each of the 2,333,334 outstanding options to purchase shares of EII Common Stock held by the EII Stockholder Option Holders (“EII Stockholder Options”) shall be converted into an option, subject to the terms and conditions of the Capitalization Table annexed hereto as Exhibit B and made a part hereof (the “Florham Stockholder Options”), entitling the holder(s) to purchase 1.0967002 shares of Florham Common Stock (the “Florham Stockholder Option Exchange Ratio”), or an aggregate of 2,558,968 shares of Florham Common Stock (the “Florham Stockholder Option Shares”), at an exercise price of $0.228 per share of Florham Common Stock (the “Tier I Exercise Price) or $0.50 per share of Florham Common Stock (the “Tier II Exercise Price”); provided, that such Florham Stockholder Options may be exercised (at either the Tier I Exercise Price or the Tier II Exercise Price, as applicable) only in the event and to the extent that Florham achieves the consolidated net income before taxes depreciation and amortization per outstanding share of Florham Common Stock (the “Per Share EBTDA”) for the fiscal years set forth on set forth on the Capitalization Table annexed hereto as Exhibit B and made a part hereof..

 (e)           Outstanding EII Management Options.      As at the Effective Time, by virtue of the Merger and without any action on the part of any of the holders thereof, each of the outstanding options to purchase shares of EII Common Stock (not to exceed 300,000 EII options as at the Effective Time of the Merger) that have been granted by EII to members of the management of and consultants to EII and its Subsidiary prior to the Effective Time of the Merger (collectively, the “EII Management Options”) shall be converted into an option, subject to the terms and conditions set forth on the Capitalization Table annexed hereto as Exhibit B and made a part hereof (the “Florham Management Options”), entitling the holder(s) to purchase 1.0967 shares of Florham Common Stock (the “Florham Management Option Exchange Ratio”), or an aggregate of 329,010 of Florham Common Stock (the “Florham Management Option Shares”), at an exercise price of $0.50 per share of Florham Common Stock (the “Florham Management Option Price”).

(f)           Outstanding EII Directors and Consultants Options.       As at the Effective Time, by virtue of the Merger and without any action on the part of any of the holders thereof, each of the outstanding options to purchase shares of EII Common Stock (not to exceed 400,000 EII options as at the Effective Time of the Merger) that have been granted by EII to certain directors and consultants to EII and its Subsidiary (the “EII Directors and Consultants Options”) shall be converted into an option, subject to the terms and conditions set forth on the Capitalization Table annexed hereto as Exhibit B and made a part hereof (the “Florham Directors and Consultants Options”), entitling the holder(s) to purchase 1.0967 shares of Florham Common Stock (the “Florham Directors and Consultants Option Exchange Ratio”), or an aggregate of 438,680 shares of Florham Common Stock (the “Florham Directors and Consultants Option Shares”), at an exercise price of $0.50 per share of Florham Common Stock (the “Florham Directors and Consultants Option Price”).

(g)           Florham Common Stock Owned by EII.   As at the Effective Time, each issued and outstanding share of Florham Common Stock, if any, that is owned of record by EII immediately prior to the Effective Time of the Merger shall automatically be cancelled and returned and shall cease to exist and no consideration shall be delivered in exchange therefor.

(h)           Mergerco Common Stock.       As at the Effective Time each of the 100 issued and outstanding share of Mergerco common stock, without part value (“Mergerco Common Stock”) that is owned of record by Florham immediately prior to the Effective Time of the Merger shall automatically be cancelled and returned and shall cease to exist and shall be replaced by one (1) full share of the EII, as the Surviving Corporation of the Merger (the “Surviving Corporation Common Stock”), which Surviving Corporation Common Stock shall be issued to Florham.

(i)           Florham Fully-Diluted Common Stock.      Notwithstanding the foregoing, it is the intention of the Parties hereto that all of the EII Securityholders, as the holders of up to 19,000,001 shares of the “EII Fully-Diluted Common Stock” (defined herein as the sum of (i) the 16,666,667 outstanding shares of EII Common Stock, and (ii) the maximum of 2,333,334 shares of EII Common Stock issuable upon exercise of the EII Stockholder Options) shall own and be entitled own of record Merger Consideration consisting of not less than 95.0% of the Florham Fully-Diluted Common Stock (as hereinafter defined) immediately after giving effect to the Effective Time of the Merger.  Accordingly, it is expressly understood and agreed that in the event that the aggregate number of shares of Florham Fully-Diluted Common Stock immediately prior to the Effective Time of the Merger be less than or greater than an aggregate of 1,096,700 shares of Florham Fully-Diluted Common Stock, then and in such event, the aforesaid Exchange Ratios shall be appropriately adjusted so that immediately after the Effective Time of the Merger, all of the holders of EII Fully-Diluted Common Stock immediately prior to the Effective Time of the Merger shall own and be entitled to own of record 95.0% of the Florham Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger and the holders of the outstanding shares of Florham Common Stock immediately prior to the Effective Time of the Merger shall own 5.0% of the Florham Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger.

The foregoing shares and percentages of Florham Fully-Diluted Common Stock shall be subject to equitable pro-rata dilution upon the issuance of any additional shares of Florham Common Stock or other securities convertible into or exercise or exchangeable for additional shares of Florham Common Stock following the Effective Time of the Merger, including, without limitation (i) the TDI Shares (as hereinafter defined), and (ii) the shares of Florham Common Stock issuable upon exercise of the Florham Management Options and the Florham Directors and Consultants Options.

1.8           Exchange of EII Instruments.

(a)           Florham shall designate Hodgson Russ LLP or another a person reasonably acceptable to EII to act as exchange agent in the Merger (the "Exchange Agent"), and, from time to time on, prior to or after the Effective Time, Florham shall make available, or cause the Surviving Corporation to make available, to the Exchange Agent (i) all shares of Florham Common Stock, Florham Preferred Stock and Florham Stockholder Options constituting the Merger Consideration, and (ii) all Florham Management Options, Florham Directors and Consultants Options, and (iii) the TDI Shares issuable pursuant to the TDI Purchase Agreement, all as forth on the Capitalization Table annexed hereto as  Exhibit B and made a part hereof (collectively, the “Florham Securities”) in amounts and at the times necessary for the delivery of the said Merger Consideration and other Florham Securities to be delivered upon surrender of certificates representing the (A) shares of EII Common Stock, EII Stockholder Options, EII Management Options and EII Directors and Consultants Options (collectively, “EII Securities”) converted into such Florham Securities pursuant to Section 1.7, and (B) the TDI Shares issuable pursuant to the TDI Purchase Agreement.

(b)           As soon as reasonably practicable after the Effective Time, the Exchange Agent shall deliver the Florham Securities to each holder of record of the EII Securities and the TDI Equity Owners, represented by  the applicable number and type of Florham Securities, in exchange for certificates and other instruments and agreements representing all, and not less than all, of the outstanding shares of EII Common Stock, EII Stockholder Options, EII Management Options and EII Directors and Consultants Options (collectively, the “EII Instruments”), duly endorsed for cancellation, and the EII Instruments so surrendered shall forthwith be canceled.  In addition, on the Effective Date, EII shall confirm to the Exchange Agent that it has acquired from the TDI Equity Owners 100% of the “Subject Interests” (as defined in the TDI Purchase Agreement, and when the TDI Shares are calculated and determined following the Effective Date pursuant to the TDI Purchase Agreement, upon receipt of such TDI Shares from Florham, the Exchange Agent shall cause the TDI Shares, to be delivered to the TDI Equity Owners.  In the event any EII Instruments shall have been lost, stolen or destroyed, Florham may, in its discretion and as a condition precedent to the delivery of the Florham Securities in respect of the EII Instruments, require the owner of such lost, stolen or destroyed EII Instrument to deliver a affidavit or bond in such amount or form as it may reasonably direct as indemnity against any claim that may be made against Florham, the Surviving Corporation or the Exchange Agent.

(c)           All Merger Consideration and other Florham Securities delivered upon the surrender of EII Securities in accordance with the terms of this Section 1.8 shall be deemed to have been paid in full satisfaction of all rights pertaining to the applicable EII Securities represented by such EII Instruments.  At the Effective Time, the stock transfer books and note register of EII shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of any of the EII Securities that are outstanding immediately prior to the Effective Time.  If, after the Effective Time, EII Instruments are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Section 1.8.

1.9           Holders of Record of EII Securities.

Holders of record of shares of EII Common Stock as at the Effective Time of the Merger shall be entitled to receive shares of Florham Common Stock and Florham Preferred Stock, as Merger Consideration as of the Effective Time of the Merger.  Persons who are holders of EII Stockholder Options, EII Management Options and EII Directors and Consultants Options as at the Effective Time of the Merger shall only be entitled to their pro-rata portion of the Florham Stockholder Options, Florham Management Options and EII Directors and Consultants Options (collectively, the :Florham Options”) in connection with the Merger, as provided herein.

 1.10        Closing.              The closing of the Merger (the “Closing”) will take place at the offices of Hodgson Russ LLP, counsel to EII, at its office in New York, New York, within ten  days following the delivery of satisfaction or waiver of the conditions precedent set forth in Section 4 or at such other date as Florham and the EII shall agree (the “Closing Date”), but in no event shall the Closing Date occur later than December 31, 2009 , unless such date shall be extended by mutual agreement of Florham and EII to not later than March 31, 2010 (the “Outside Closing Date”).  Notwithstanding the foregoing, no Party who is in breach of its obligations, covenants or commitments under this Agreement may unilaterally postpone or terminate the Closing of the transactions contemplated hereby.  On the Closing Date the Parties shall consummate the Merger and cause the Certificate of Merger to be filed at such Closing with the Secretary of State of the State of Delaware.

1.11         Change of Corporate Name.          Promptly following the Effective Time of the Merger, pursuant to the Florham Restated Charter, Florham shall change its corporate name to “EDUCATIONAL INVESTORS CORP.” or such other corporate name as shall be acceptable to the EII.

ARTICLE II - CERTAIN DEFINITIONS

In addition to the terms defined in the Recitals, in Article I above or elsewhere in this Agreement, wwhen used in this Agreement, the following terms shall have the meanings set forth below:

“Acquisition Shares” means the number of shares of Florham Common Stock with a deemed value of $600,000 that are issuable to the TDI Equity Owners following the Effective Date pursuant to the TDI Purchase Agreement.

“Applicable Law” means any domestic or foreign law, statute, regulation, rule, policy, guideline or ordinance applicable to the businesses of the Parties and/or the Merger.

“Affiliate”  means any one or more Person controlling, controlled by or under common control with any other Person or their affiliate.

“Business Day” shall mean any day, excluding Saturday, Sunday and any other day on which national banks located in New York, New York shall be closed for business.

“Capitalization Table” shall mean the capitalization of EII prior to the Merger and of Florham following consummation of the Merger, as is set forth on Exhibit B annexed hereto and made a part hereof.

“Closing Date” shall mean the date upon which the Merger shall be consummated.

“Dollar” and “$” means lawful money of the United States of America.

“EII Common Stock” means the 20,000,000 shares of common stock, 0.001 par value per share, of EII authorized pursuant to its certificate of incorporation, as amended, through the Closing Date.

“EII Common Stockholders” means the collective reference to Sanjo and Kinder.

“EII Directors’ and Consultants’ Options shall mean options to purchase 400,000 shares of EII Common Stock to each of David Cohen, Leonard Katz and Dov Perlysky, as directors of EII, and Jonathan Turkel, as a consultant to EII, at an exercise price of $0.50 per share to be issued by EII prior to the Effective Time of the Merger.

 “EII Fully-Diluted Common Stock” means, as at any point in time, the maximum aggregate number shares of EII Common Stock that (a) are issued and outstanding as at the Effective Time of the Merger, plus (b) all additional shares of EII Common Stock that are issuable upon the exercise of all outstanding EII Stockholder Options.  As at the Agreement Date, there are an aggregate of 19,000,001 shares of EII Fully-Diluted Common Stock are issued and outstanding.  The term “EII Fully-Diluted Common Stock” shall not mean or include any shares of EII Common Stock issuable upon exercise o any EII Management Options or EII Directors and Consultants Options.

“EII Group” shall mean the collective reference to (i) EII, (ii) EII’s existing wholly-owend subsidiary Valley Anesthesia, Inc. (“Valley”) and (iii) TDI

“EII Management Options shall mean options to purchase up to 300,000 shares of EII Common Stock to the EII Management Option Holders.

“EII Management Option Holders:  shall be those Persons designated by the board of directors of EII entitled to receive EII Management Options, as set forth on a schedule to be provided to Florham by EII to Florham prior to the Effective Date.

“EII Options” shall mean collective reference to the the EII Stockholder Options, the EII Management Options and the EII Directors’ and Consultants’ Options.

 “EII Option Holders” shall mean the collective reference the holders of the EII Options.

“EII Stockholder Option Holders” means the collective reference to Bianco and Narang.

“EII Securityholders” means the collective reference to the EII Common Stockholders and the EII Stockholder Option Holders.

“Escrow Shares” means the number of shares of Florham Common Stock with a deemed value of $300,000 placed in escrow and issuable to the TDI Equity Owners pursuant to the TDI Purchase Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Florham Common Stock” shall mean all shares of common stock of Florham, $0.0001 par value per share, as may be authorized for issuance pursuant to its certificate of incorporation, as the same may hereafter be amended or modified.

“Florham Directors and Consultants Options” means the 438,680 options to be issued to the holders of EII Directors and Consultants Options pursuant to Section 1.7(f) above.

“Florham Fully-Diluted Common Stock” means, as at the Effective Time of the Merger and the Closing Date (a) the aggregate number shares of Florham Common Stock that are issued and outstanding; plus (b) the sum of (i) all additional shares of Florham Common Stock that are issuable upon the exercise of all of the Florham Warrants or other securities that are then exercisable for or convertible into Florham Common Stock, (ii) all shares of Florham Common Stock included in the Merger Consideration, (iii) all shares of Florham Common Stock issuable upon conversion of the Florham Preferred Stock included in the Merger Consideration, and (iv) all shares of Florham Common Stock issuable upon exercise of the Florham Stockholder Options included in the Merger Consideration; provided, however, that the term “Florham Fully-Diluted Common Stock “shall not mean or include:

(A)          the issuance of the Acquisition Shares and the Escrow Shares issued to the TDI Equity Owners pursuant to the TDI Purchase Agreement, or

(B)          any shares of Florham Common Stock issuable upon the exercise of any Florham Management Options; or

(C)          any shares of Florham Common Stock issuable upon the exercise of any Florham Directors and Consultants Options, or

(D)          any shares of Florham Common Stock or other securities convertible into or exercisable or exchangeable for Florham Common Stock that is issued for any business purpose following the Effective Time of the Merger.

Subject to adjustment as provided in Section 1.7(i) above, as at the Closing Date and the Effective Time of the Merger, there will be an aggregate of up to 21,934,000 shares of Florham Fully-Diluted Common Stock that would be issued and outstanding, after giving pro forma effect to:

(i)           the issuance of all 6,000,000 shares of Florham Common Stock at the Effective Time of the Merger to the EII Common Shareholders;

(ii)          the issuance of up to a maximum of 12,278,333 additional shares of Florham Common Stock following the Effective Time of the Merger to the EII Common Shareholders upon automatic conversion of the Florham Preferred Stock;

(iii)         the issuance of up to a maximum of 2,558,968 shares of Florham Common Stock to the EII Stockholder Option Holders following the Effective Time of the Merger upon exercise of the Florham Stockholder Options;

(iv)         the 166,700 shares of Florham Common Stock issued and outstanding immediately prior to the Effective Time of the Merger; and

(v)          the issuance of up to 930,000 shares of Florham Common Stock that are issuable upon the exercise of the Florham Warrants.

“Florham Management Options” means the 548,800 options to be issued to the EII Management Option Holders pursuant to Section 1.7(e) above.

“Florham Principal Stockholder” shall have the meaning set forth in Section 4.3(a) of this Agreement.

“Florham Restated Charter” shall mean the amended and restated certificate of incorporation of Florham in the form of Exhibit C annexed hereto and made a part hereof.

“Florham Securities” shall have the meaning defined in Section 1.8(a) of this Agreement.

“Florham Warrants” means the warrants expiring on June 30, 2016 entitling the holder(s) to purchase up to 930,000 shares of Florham Common Stock at an exercise price of $0.05 per share.

 “GAAP” means generally accepted accounting principles in the United States of America as promulgated by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or any successor Institutes concerning the treatment of any accounting matter.

“Kinder” means Kinder Investments, LP, a Delaware limited partnership.

“Kinder General Partner” meansNesher LLC, a New York limited liability company, whose managing member is Dov Perlysky.

“Knowledge” means the knowledge of the Person in question, after reasonable inquiry.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

“Material Adverse Effect” with respect to any Person or group of Persons means any event, change or effect that has or would have a materially adverse effect on the financial condition, business or results of operations of such entity or group of entities, taken as a consolidated whole.

“Merger Consideration” shall mean the collective reference to: (a) all shares of Florham Common Stock and Florham Preferred Stock issued to EII Common Stockholders as at the Effective Time of the Merger pursuant to this Agreement, and (b) all Florham Options issued to holders of EII Stockholder Options as at the Effective Time of the Merger pursuant to this Agreement.

“Person” means any individual, corporation, partnership, trust or unincorporated organization or a government or any agency or political subdivision thereof.

“Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means:

(i) any income, alternative or add-on minimum tax, gross receipts tax, sales tax, use tax, ad valorem tax, transfer tax, franchise tax, profits tax, license tax, withholding tax, payroll tax, employment tax, excise tax, severance tax, stamp tax, occupation tax, property tax, environmental or windfall profit tax, custom, duty or other tax, impost, levy, governmental fee or other like assessment or charge of any kind whatsoever together with any interest or any penalty, addition to tax or additional amount imposed with respect thereto by any governmental or Tax authority responsible for the imposition of any such tax (domestic or foreign), and

(ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period, and

(iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person.

“Tax Return” means any return, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“TDI” means Training Direct, LLC, a Connecticut limited liability company.

“TDI Equity Owners” means the collective reference to Joseph Monaco and TD Investments, LLC.

 “TDI Purchase Agreement” mean the Interest Purchase Agreement, dated of even date herewith, among Florham, EII, TDI, and the TDI Equity Owners in the form of Exhibit D annexed hereto and made a part hereof.

“TDI Shares” shall mean the collective reference to the Acquisition Shares and the Escrow Shares, and represented by an aggregate number of shares of Florham Common Stock having a value of $900,000 (to be calculated following the Effective Date of the Merger in accordance with the TDI Purchase Agreement), of which (a) 66.6% of such shares of Florham Common Stock shall be issued directly to the TDI Equity Owners and shall represent the Acquisition Shares, and (b) 33.4% of such shares of Florham Common Stock shall be placed in escrow and shall represent the Escrow Shares, all as contemplated by the TDI Purchase Agreement.

ARTICLE III -. REPRESENTATIONS AND WARRANTIES OF
EII AND THE EII SECURITY STOCKHOLDERS.

EII and the EII Securityholders hereby, jointly and severally, represent and warrant to Florham as follows:

3.1           Organization and Good Standing: Ownership of Shares.  EII is a corporation duly organized and validly existing under the laws of the State of Delaware.  There are no outstanding subscriptions, rights, options, warrants or other agreements obligating EII to issue, sell or transfer any stock or other securities of EII except for the EII Options referred to on Exhibit C attached hereto and made a part hereof.

3.2           Corporate Authority.  Each of the EII Securityholders individually has the power and authority, and EII has the corporate power to enter into this Agreement and to perform their respective obligations hereunder.  The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by the Board of Directors of EII and has been authorized by the EII Securityholders.  The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which EII or any of the EII Securityholders is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to EII any of the EII Securityholers or their respective  properties.  The execution and performance of this Agreement will not violate or conflict with any provision of the certificate of incorporation or by-laws of EII.

3.3           EII Capitalization.

(a)           As at the Agreement Date and as at the Closing Date, the EII Securityholders are and shall be the Persons set forth on Exhibit B, and are and on the Closing Date shall be, the owners of record and beneficially of 100% of the issued and outstanding shares of EII Common Stock and EII Stockholder Options.  All issued and outstanding EII Securities are owned free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

(b)           As at the Closing Date, except for the EII Options, there shall be no shares of EII Common Stock issuable upon conversion of any outstanding EII securities or upon exercise of any rights, options or warrants to purchase or otherwise receive EII Common Stock or other EII securities.

3.4           Financial Statements, Books and Records.

(a)           EII has furnished to Florham all audited and unaudited balance sheet, income statement, statement of cash flows and stockholders equity and notes thereto of each of (i) EII, (ii) its subsidiary Valley Anesthesia, Inc. (“Valley”) and (iii) TDI through and including September 30, 2009 (the “Financial Statements”).  The Financial Statements fairly represent the financial position of the EII Group as at such dates and the results of their operations for the periods then ended.  The Financial Statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods except as otherwise stated therein and except that the unaudited Financial Statements may not include all footnotes normally included under such generally accepted accounting principles.  The books of account and other financial records of each member of the EII Group are in all respects complete and correct in all material respects and are maintained in accordance with good business and accounting practices.

(b)           The Financial Statements of the EII Group have been or are capable of being audited in accordance with generally accepted accounting principles and Regulation S-X, as promulgated under the Securities Act of 1933, as amended.

3.5           Access to Records.  The TDI Agreement and all exhibits thereto, and the corporate financial records, minute books and other documents and records of the EII Group have been made available to Florham prior to the Closing hereof.

3.6           No Material Adverse Changes.  Except as otherwise described on Schedule 3.6 hereto, since September 30, 2009, there has not been:

(a)         any material adverse change in the financial position of any member of the EII  Group, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of the EII Group;

(b)         any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the EII Group whether or not covered by insurance;

(c)         any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of EII capital stock;

(d)         any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by the EII Group of any properties or assets; or

(e)         adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement except for the EII Management Options and EII Directors’ and Consultants’ Options.

3.7           Taxes.  As of September 30, 2009, the EII Group has filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which had become due as of the Closing Date, and there are no deficiency notices outstanding.

3.8           Compliance with Laws.  Except as set forth on Schedule 3.8, the EII Group has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of the EII Group.

3.9           No Breach.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

(a)  violate any provision of the Articles of Incorporation or By-Laws of the EII Group;

(b)  violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any contract or other agreement to which the EII Group is a party or by or to which it or any of its assets or properties may be bound or subject;

(c)  violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the EII Group or upon the properties or business of the EII Group; or

(d)        violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of the EII Group.

3.10         Actions and Proceedings.  the EII Group is not a party to any material pending litigation or, to its knowledge, any governmental investigation or proceeding not reflected in the Financial Statements, and to its best knowledge, no material litigation, claims, assessments or Non-governmental proceedings are threatened against the EII Group .

3.11         Disclosure.  EII has (and at the Closing it will have) disclosed in writing to Florham all events, conditions and facts materially affecting the business, financial conditions or results of operation of EII all of which have been set forth herein.  EII has not now and will not have, at the Closing, withheld disclosure of any such events, conditions, and facts which they have knowledge of or have reasonable grounds to know may exist.

3.12         Authority to Execute and Perform Agreements.  EII has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.  This Agreement has been duly executed and delivered and is the valid and binding obligation of EII and each of the EII Securityholders enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by EII and each of the EII Securityholders of this Agreement, in accordance with its respective terms and conditions will not:

(a)           require the approval or consent of any governmental or regulatory body or the approval or consent of any other person;

(b)           conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to EII or any of the EII Securityholders, or any instrument, contract or other agreement to which EII is a party or by or to which EII or any of the EII Securityholders is bound or subject; or

(c)           result in the creation of any lien or other encumbrance on the assets or properties of EII or any of the EII Securityholders.

3.13         Brokers or Finders.  No broker's or finder's fee will be payable by the EII Group in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by the EII Group or any of  the EII Securityholders, or TDI members or managers..

3.14         Tangible Assets.  the EII Group has full ownership or leasehold title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, projects, owned or leased by the EII Group, any related capitalized items or other tangible property material to the business of the EII Group (the "Tangible Assets").  Except as disclosed in the Financial Statements. the EII Group holds all rights, title and interest in all the Tangible Assets owned or leased by them, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances.  All of the Tangible Assets are in good reasonable condition and repair and are usable in the ordinary course of business of the EII Group.

3.15         Insurance.         Each of the EII Group maintains adequate insurance required for the operation of its business.

3.16         Operations of the EII Group.   Except as disclosed on Schedule 3.16 hereto, from the date of their most recent Financial Statements, no member of the EII Group has not and will not have:

(a)           incurred any indebtedness for borrowed money, except in the ordinary course of their business;

(b)           declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

(c)           made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

(d)           except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(e)           disposed of any assets of the EII Group except in the ordinary course of business; or

(f)            increased, terminated, amended or otherwise modified any plan for the benefit of employees of the EII Group.

3.17           Full Disclosure.  No representation or warranty by eii  or the EII Securityholders in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by EII or the EII Securityholders pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of the EII Group.

ARTICLE IV -  REPRESENTATIONS AND WARRANTIES OF FLORHAM

 Florham hereby represents and warrants to EII and the EII Securityholders, as follows:

4.1           Organization and Good Standing.  Each of Florham and Mergerco is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Florham has the corporate power to own its own property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact.  Mergerco has been formed solely for the purpose of consummating the Merger, and has conducted no business and has no assets or liabilities.

4.2           Corporate Authority.  Each of Florham and Mergerco has the corporate power to enter into this Agreement and to perform their respective obligations hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors and stockholders of Florham and Mergerco as required by Delaware law.  The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Florham or Mergerco is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to Florham, Mergerco or their properties.  The execution and performance of this Agreement will not violate or conflict with any provision of the respective Certificate of Incorporation or by-laws of Florham or Mergerco.

4.3           Florham Capitalization.

(a)           As of the date of this Agreement, the authorized, issued and outstanding securities of Florham are set forth on its SEC Report in the form of its Form 10-Q quarterly report as at September 30, 2009 and for the nine (9) months then ended.  David Stahler (the “Florham Principal Stockholder” currently owns an aggregate of 53,600 of the issued and outstanding shares of Florham Common Stock.

(b)           On the Closing Date and immediately prior to the Effective Time of the Merger, after giving effect to the transaction contemplated by Section 6.6 hereof, there shall be issued and outstanding an aggregate of not more than 166,700 shares of Florham Common Stock and not more than 930,000 Florham Warrants..

4.4           Florham Financial Statements.

(a)           The Form 10K of Florham for the fiscal year ended December 31, 2008 includes the audited balance sheet, statement of operations and statement of cash flows of Florham as at December 31, 2008 and for the fiscal year then ended (the “Florham 2008 Audited Financial Statements”).  The Form 10Q of Florham for the nine months ended September 30, 2009, includes the unaudited balance sheet, statement of operations and statement of cash flows of Florham as at September 30, 2009 and for the nine months then ended (the “Florham 2009 Financial Statements”).  Except as set forth on the Florham Balance Sheet as at September 30, 2009 or otherwise disclosed on Schedule 4.4, as at September 30, 2009 and for all periods subsequent thereto, Florham has no other material assets and has incurred no other material liabilities, debts or obligations, whether fixed, contingent or otherwise required to be set forth on a balance sheet prepared in accordance with GAAP.  The books of account and other financial records of Florham are in all respects complete and correct in all material respects and are maintained in accordance with good business and accounting practices.

(b)           Florham has no material operating assets or material liabilities, and has not conducted any trade or business activities whatsoever, other than as set forth in Florham’s “SEC Reports” (as defined below or on Schedule 4.4 annexed hereto.

4.5           No Material Adverse Changes.     Since September 30, 2009:

(a)           except for indebtedness and other liabilities not to exceed $10,000 in the aggregate that will be outstanding as at the Closing Date, there have not been any liabilities or other indebtedness incurred by Florham;

(b)           there has not been any material adverse changes in the financial position of Florham except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of Florham, and will be consistent with the representations made by Florham hereunder.

(c)           there has not been any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Florham whether or not covered by insurance;

(d)           there has not been any declaration setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Florham capital stock;

(e)           there has not been any sale of an asset (other than in the ordinary course of business) or any mortgage pledge by Florham of any properties or assets; or

(f)            there has not been adoption or modification of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

(g)           there has not been any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

(h)           there has not been any increase in the annual level of compensation of any executive employee of Florham;

(i)            except in the ordinary course of business, Florham has not entered into or modified any contract, agreement or transaction; and

(j)            Florham has not issued any equity securities or rights to acquire equity securities.

4.6           Taxes.  Florham has timely filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date, and there are no deficiencies outstanding.

4.7           Compliance with Laws.  Florham has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business, which, if not complied with, would materially and adversely affect the business of Florham or the trading market for the Florham Shares and specifically, and Florham has complied with provisions for registration under the Securities Act of 1933 and all applicable blue sky laws in connection with its public stock offering and there are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto.

4.8           Actions and Proceedings.  Florham is not a party to any material pending litigation or, to its knowledge, any governmental proceedings are threatened against Florham.

4.9           Periodic Reports; Listing of Shares.

(a)           Florham is current in the filing of all forms or reports with the Securities and Exchange Commission (“SEC”), and has been a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All such reports and statements filed by Florham with the SEC (collectively, “SEC Reports”) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading.

(b)           The shares of Florham Common Stock are listed for trading on the FINRA OTC Bulletin Board stock exchange.  No stop order, suspension notice or other communications or notice from FINRA or other governmental agency or authority has been received by Florham or its Affiliates, which could reasonably be expected to result in the possibility that such shares of Florham Common Stock could be delisted from trading on such stock exchange.

4.10         Disclosure.  Florham has (and at the Closing it will have) disclosed in writing to EII all events, conditions and facts materially affecting the business, financial conditions or results of operation of Florham all of which have been set forth herein.  Florham has not now and will not have, at the Closing, withheld disclosure of any such events, conditions, and facts which they have knowledge of or have reasonable grounds to know may exist.

4.11         Access to Records.  The corporate financial records, minute books, and other documents and records of Florham have been made available to EII prior to the Closing hereof.

4.12         No Breach.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

(a)           violate any provision of the Articles of Incorporation or By-Laws of Florham;

(b)           violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Florham is a party or by or to which it or any of its assets or properties may be bound or subject;

(c)           violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Florham or upon the securities, properties or business to Florham; or

(d)           violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein.

4.14         Brokers or Finders.  No broker's or finder's fee will be payable by Florham in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions of Florham.

4.15         Authority to Execute and Perform Agreements.  Florham has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.  This Agreement has been duly executed and delivered and is the valid and binding obligation of Florham enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by Florham of this Agreement, in accordance with its respective terms and conditions will not:

(a)           require the approval or consent of any governmental or regulatory body or the approval or consent of any other person;

(b)           conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to Florham, or any instrument, contract or other agreement to which Florham is a party or by or to which Florham is bound or subject; or

(c)           result in the creation of any lien or other encumbrance on the assets or properties of Florham.

4.16         Full Disclosure.  No representation or warranty by Florham in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by Florham pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to complete and correct presentation of all material aspects of the business of Florham.

ARTICLE V - CONDITIONS PRECEDENT

5.1           Conditions Precedent to the Obligations of EII and the EII Securityholders.   All obligations of EII and the EII Securityholders under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, as indicated below, of each of the following conditions; any one of which may be waived at Closing by Sanjo and Kinder, as representative of all of the EII Securityholders (the “EII Securityholders Representatives):

(a)           The representations and warranties by or on behalf of Florham contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of Closing Date as though such representations and warranties were made at and as of such time.

(b)           Florham shall have performed and complied in all material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it or him prior to or at the Closing, including obtaining the Majority Consents contemplated by Section 6.5(a) below.

(c)           On the Closing Date, an executive officer of Florham shall have delivered to EII a certificate, duly executed by such Person and certifying, that to the best of such Person’s knowledge and belief, the representations and warranties of Florham set forth in this Agreement are true and correct in all material respects.

(d)           On or before the Closing, the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware, and the Effective Time of the Merger shall have occurred.

(e)           At the Closing, all instruments and documents delivered to EII and the EII Securityholders pursuant to provisions hereof shall be reasonably satisfactory to legal counsel for EII.

(f)           At the Closing, all conditions to consummation of the transactions contemplated by the TDI Agreement shall have been fulfilled or satisfied to the reasonable satisfaction of the EII Securityholders.

(g)           Florham shall have issued to the EII Securityholders or the Exchange Agent (to be held on behalf of the EII Securityholders and other recipients pending delivery of their EII Securities) the Florham Common Stock, Florham Preferred Stock and Florham Options.

(h)           As at the Closing Date, other than a maximum of $10,000 and other liabilities disclosed in Florham’s Form 10-Q for the quarter and nine months ended September 30, 2009, Florham shall have no outstanding expenses, obligations, liabilities or contingencies of any kind.

(i)           Immediately prior to the Effective Time of the Merger, other than the Florham Warrants, there shall not be issued or committed to be issued any warrants, stock options, stock rights or other commitments of any character relating to the issued or unissued shares of either Common Stock or preferred stock of Florham.

(j)           At the Closing, the Merger Consideration and other Florham Securities to be issued and delivered hereunder will, when so issued and delivered, constitute valid and legally issued Florham Securities that are fully paid and non-assessable.

(j)           At the Closing, Florham shall assume the obligations under the existing employment among EII and each of Bianco and Narang.

5.2           Conditions Precedent to the Obligations of Florham.  All obligations of Florham under this Agreement are subject to the fulfillment, prior to or at Closing, of each of the following conditions (any one of which may be waived at Closing by Florham):

(a)           The representations and warranties by EII and the EII Securityholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time;

(b)           EII and the EII Securityholders shall have performed and complied with, in all material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied or executed and delivered by them prior to or at the Closing;

(d)           Not later than five (5) Business Days prior to the Closing Date, EII and the EII Securityholders shall have caused to have been delivered to Florham the combined and consolidated balance sheets of each member of the EII Group (EII, Valley and TDI) as at September 30, 2009 and December 31, 2008 and the related statement of operations, statements of cash flows and statements of stockholders’ equity of each member of the EII Group for each of the two (2) fiscal years ended December 31, 2008, together with the notes thereto, as audited by one or more independent auditing firms that are certified by the Public Company Accounting Oversight Board (“PCAOB”) (the “Required Financial Statements”) which Required Financial Statements shall (to the extent required) have been audited in accordance with Regulation S-X, as promulgated under the Securities Act of 1933, as amended.

(e)           On or before the Closing, the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware and the Effective Time of the Merger shall have occurred.

(f)           On or before the Closing, all conditions precedent to closing of the transactions contemplated by the TDI Purchase Agreement shall have been fulfilled or satisfied to the reasonable satisfaction of Florham.

(h)           On the Closing Date,  EII shall have delivered to Florham a certificate, duly executed by it President or Chief Financial Officer and certifying, that to the best of such Person’s knowledge and belief, the representations and warranties of EII set forth in this Agreement are true and correct in all material respects.

(i)           At the Closing, all instruments and documents to be delivered to Florham, including the EII Securities, pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Florham.

(j)           Florham shall have received legal or other assurances reasonably satisfactory to it that the key executive employees of EII shall have elected to continue their employment with EII subsequent to the Effective Time of the Merger.

ARTICLE VI -  COVENANTS

6.1           Corporate Examinations and Investigations.  Prior to the Closing Date, the Parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require.  No investigations, by a party hereto shall, however, diminish or waive any of the representations, warranties, covenants or agreements of the party under this Agreement.

6.2           Further Assurances.  The Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.  Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

6.3           Confidentiality.  In the event the transactions contemplated by this Agreement are not consummated, Florham, the EII Securityholders and EII agree to keep confidential any information disclosed to each other in connection therewith for a period of three (3) years from the date hereof; provided, however, such obligation shall not apply to information which:

(i)	at the time of the disclosure was public knowledge;

(ii)	is required to be disclosed publicly pursuant to any applicable federal or state securities laws;

(iii)	after the time of disclosure becomes public knowledge (except due to the action of the receiving party);

(iv)	the receiving party had within its possession at the time of disclosure; or

(v)           is ordered disclosed by a Court of proper jurisdiction.

6.4           Consent to Merger and Voting of Shares.               By their execution of this Agreement, each of the EII Securityholders (subject only to satisfaction of the conditions precedent set forth in Section 5.1), on one hand, and the Florham Principal Stockholder (subject only to satisfaction of the conditions precedent set forth in Section 5.2), on the other hand, do hereby irrevocably and unconditionally covenant and agree, to consent to the Merger, the amendment to the Florham Restated Charter and all other transactions contemplated hereby and (if legally required) vote all of their voting shares of EII Common Stock and all of their voting shares of Florham Common Stock IN FAVOR of the Merger, the Florham Restated Charter and all other transactions contemplated hereby.

6.5           Information Statement and Proxy Statement.

(a)           Prior to the Effective Time of the Merger Florham shall obtain the written consent of holders (including the Florham Principal Stockholder) of a majority of the outstanding Florham Common Stock immediately prior to the Merger to the Merger and the other transactions contemplated by this Agreement (the “Majority Consent”).

(b)           Immediately following the Effective Time of the Merger, Florham shall prepare and file with the SEC an information statement under Rule 14C of the Securities and Exchange Act of 1934, as amended (the “Information Statement’’) ratifying and approving each of: (i) the Merger and other transactions contemplated hereby, (ii) the Florham Restated Charter, and (iii) the Florham Stock Option Plan (as defined in Section 6.8 below), and mail such Information Statement to stockholders of record prior to the Effective Time of the Merger.

6.6           Boards of Directors.          At the Effective Time of the Merger, the initial Board of Directors of Florham shall consist of five (5) Persons, all of whom shall be Persons designated by the EII Securityholders.  In addition, three (3) of such directors shall be independent directors (as defined in the Sarbanes Oxley Act of 2002 or rules of the stock exchange on which Florham trades, and one of whom shall be a financial expert).

6.7           Lock-up Agreements.        On the Effective Time of the Merger, each of the EII Securityholders shall execute and deliver to Florham identical agreements (the “Lock-up Agreements”), pursuant to which the EII Securityholders shall agree not to effect any public sales of their Florham Common Stock for a minimum of 12 months from the Effective Time of the Merger.

6.8           Stock Option Plan.         At the Effective Time of the Merger, the board of directors of Florham and the EII Securityholders shall approve consent to the establishment of an incentive stock option plan for key employees, directors, consultants and others providing services to Florham, pursuant to which up to 1,500,000 shares of Florham Common Stock shall be authorized for issuance upon such terms and conditions as shall be recommended by the compensation committee and approved by a majority of the members of the board of directors (the “Florham Stock Option Plan”).

6.9           Indemnification of Officers and Directors.                It is the intention of the Parties that Florham shall indemnify its officers and directors to the fullest extent permitted by Delaware law.  In such connection, the Parties agree not to amend the certificates of incorporation or by-laws of either Florham if such amendment shall have the effect of reducing, terminating or otherwise adversely affecting the indemnification rights and privileges applicable to officers and directors of each of Florham, as the same are in effect immediately prior to the Effective Time of the Merger.

6.10           Expenses.          It is understood and agreed that following the execution of this Agreement, any and all expenses with respect to any filings, documentation and related matters with respect to the consummation of the transactions contemplated hereby shall be the sole responsibility of EII, and neither Florham nor the Florham Principal Stockholder shall be responsible for any such expenses or fees associated with such filings; provided, however, that Florham shall fully cooperate and execute all required documents as indicated.

6.11           Specific Performance.        Each of Florham and the Florham Principal Stockholder acknowledge and agree that, absent only a  breach by EII and the EII Securityholders of their representations and warrants or the failure on the part of EII or the EII Securityholders to perform any of their  covenants and agreements contained herein, if Florham or the Florham Principal Stockholder shall fail or refuse to timely perform their respective covenants and agreements contained herein (including those set forth in Section 5) that would make it impossible or impracticable for EII to consummate by the Outside Closing Date the Merger contemplated hereby, EII and the EII Securityholders would have no adequate remedy at law.  Accordingly, each of Florham and the Florham Principal Stockholder do hereby agree that, in addition to any other remedies available to it or them at law or in equity, EII and the EII Securityholders or their legal representative may seek and obtain from any federal or state court of competent jurisdiction in New York, New York, specific performance of this Agreement.  Each of Florham and the Florham Principal Stockholder do hereby consent to the jurisdiction of such federal or state court of competent jurisdiction in New York, New York.

6.12           Registration of Florham Common Stock.      As soon as practicable following the Effective Time of the Merger, Florham shall file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) and use its best efforts to cause such Registration Statement to be declared effective by the SEC to register for resale (i) the Florham Common Stock issued and outstanding prior to the Effective Time of the Merger; and (ii) the Florham Common Stock issuable upon exercise of the Florham Warrants (the “Florham Warrant Shares”).

ARTICLE VII  - TERMINATION.

7.1           Termination by the Parties.        If the Closing has not occurred by the close of business on March 31, 2010, then any Party hereto may thereafter terminate this Agreement by written notice to such effect, to the other Parties hereto, without liability of or to any Party to this Agreement or any shareholder, director, officer, employee or representative of such Party, unless the reason for Closing having not occurred is:

(a)           such terminating Party’s willful breach of the provisions of this Agreement, or

(b)           if all of the conditions to such terminating Party’s obligations set forth in Article V and Article VI have been satisfied or waived in writing by the date scheduled for the Closing, and, notwithstanding such satisfaction or waiver, such terminating Party fails or refuses to close the transactions contemplated by this Agreement.

ARTICLE VIII -  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

8.1           Notwithstanding any right of either Party to investigate the affairs of the other party and its Shareholders, each Party has the right to rely fully upon representations, warranties, covenants and agreements of the other Parties contained in this Agreement or in any document delivered to one by the other or any of their representatives, in connection with the transactions contemplated by this Agreement.  Notwithstanding the foregoing, all of the representations and warranties of the Parties to this Agreement shall terminate as at the Effective Time of the Merger.

ARTICLE IX - DISPUTE RESOLUTION; NON-COMPETITION.

9.1           Resolution of Disputes.    Except as otherwise provided in Section 6.10 above or in Section 9.2 below, any dispute arising under this Agreement which cannot be resolved among the Parties shall be submitted to final and binding arbitration in accordance with the then prevailing rules and regulations of the American Arbitration Association (the “AAA”), located in New York, New York.  There shall be three arbitrators, one selected by the claimant, one selected by the respondent and the third arbitrator selected by the AAA.  The decision and award of the arbitrators shall be final and binding upon all Parties and may be enforced in any federal or state court of competent jurisdiction.   Service of process on any one or more Parties in connection with any such arbitration may be made by registered or certified mail, return receipt requested or by email or facsimile transmission.  Costs of arbitration shall allocated by the arbitrators, and in the absence of any such allocation, shall be paid by the losing party

9.2           Non-Competition, Non-Solicitation and Non-Disclosure.

(a)           General.  In order to induce Florham to enter into this Agreement and to consummate the transactions contemplated hereby, each the EII Securityholders hereby acknowledges that he or it is a beneficiary of the Florham Common Stock, and the EII Securityholders hereby, jointly and severally, covenant and agree as follows:

(i)           Each of Sanjo, Bianco and Narang (collectively, the “EII Executive Securityholders”) and their respective Affiliates shall not for a period of five (5) years from and after the Closing Date: (A) directly or indirectly acquire or own in any manner any interest in any person, firm, partnership, corporation, association or other entity which engages or plans to engage in a business that competes with the business conducted by each member of the EII Group as conducted on the Closing Date (the “Business”) in any State of the United States which any member of the EII Group conducts its Business (the “Territory”); (B) be employed by or serve as an employee, agent, officer, director of, or as a consultant to, any person, firm, partnership, corporation, association or other entity which competes or plans to compete in any way with the Business; (C) utilize his or its special knowledge of the Business and his or its relationships with customers, suppliers and others to compete with the Business conducted by the EII Group; provided, however, that nothing herein shall be deemed to prevent any EII Executive Securityholder or his or its  Affiliates from acquiring through market purchases and owning, solely as an investment, less than five (5%) percent in the aggregate of the equity securities of any class of any issuer whose shares are registered under §12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and are listed or admitted for trading on any United States national securities exchange or are quoted on the National Association of Securities Dealers Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices in common use, so long as such EII Executive Securityholder or his or its  Affiliates is not a member of any “control group” (within the meaning of the rules and regulations of the United States Securities and Exchange Commission) of any such issuer.

Each of the EII Executive Securityholders acknowledges and agrees that (a) the covenants provided for in this Section 9.2(a) are reasonable and necessary in terms of time, area and line of business to protect the EII Group’s good will and trade secrets, (b) such covenants are reasonable and necessary in terms of time, area and line of business to protect the legitimate business interests of each of Florham and the EII Group, which include their interests in protecting their (x) valuable confidential business information, (y) substantial relationships with clients, supplier and customers, and (z) customer goodwill associated with the ongoing Business.  The EII Executive Securityholders and their Affiliates expressly authorizes the enforcement of the covenants provided for in this Section 9.2(a) by (A) Florham, (B) EII, and (C) any successors to the Business of Florham or EII.  To the extent that the covenants provided for in this Section 9.2(a) may later be deemed by a court to be too broad to be enforced with respect to its duration or with respect to any particular activity or geographic area, the court making such determination shall have the power to reduce the duration or scope of the provision, and to add or delete specific words or phrases to or from the provision.  The provision as modified shall then be enforced.

(ii)           The EII Executive Securityholders and their Affiliates shall not for a period of five (5) years from the Closing Date, directly or indirectly, for themselves or for any other person, firm, corporation, partnership, association or other entity (including the EII Executive Securityholders), (i) attempt to employ or enter into any contractual arrangement with any employee or former employee of the Business then being conducted by the EII Group, unless such employee or former employee has not been employed by the Business then being conducted by the EII Group for a period in excess of one year, and/or (ii) call on or solicit any of the actual or targeted prospective customers or clients of the Business, nor shall the EII Executive Securityholders or his or its Affiliates make known the names and addresses of such customers or any information relating in any manner to the EII Group’s trade or business relationships with such customers.

(iii)           The EII Executive Securityholders and their Affiliates shall not at any time (except internally among the EII Executive Securityholders) divulge, communicate, use to the detriment of Florham or the EII Group, or for the benefit of any other Person or Persons, or misuse in any way, any “Confidential Information” (as hereinafter defined) pertaining to the Business.  Any Confidential Information or data now known or hereafter acquired by the EII Executive Securityholders or their Affiliates with respect to the Business shall be deemed a valuable, special and unique asset of Florham and the EII Group and is received by the EII Executive Securityholders in confidence and as a fiduciary, and the EII Executive Securityholders and their Affiliates shall remain a fiduciary to Florham and the EII Group with respect to all of such information.  As used herein the term “Confidential Information” shall mean all information or material that has or could have commercial value or other utility in the Business of Florham and its Subsidiaries.  Confidential Information also includes all information of which unauthorized disclosure could be detrimental to the interests of Company or its subsidiaries or affiliates whether or not such information is identified as confidential information by Florham and its Subsidiaries.  By example and without limitation, Confidential Information includes, but is not limited to, any and all information of the following or similar nature, whether or not reduced to writing: customer lists, customer and supplier identities and characteristics, agreements, marketing knowledge and information, sales figures, pricing information, marketing plans and business plans, strategies, forecasts, financial information, budgets, software, research papers, projections, procedures, routines, quality control and manufacturing procedures, processes, formulas, trade secrets, innovations, inventions, discoveries, improvements, research or development and test results, specifications, data, know-how, formats, plans, sketches, specifications, drawings, models, and any other information or procedures that are treated as or designated secret or confidential by Florham and its Subsidiaries or its customers or potential customers.  Notwithstanding the foregoing, “Confidential Information” shall not mean or include information that: (a) was in the recipient’s possession prior to its being furnished to the recipient under the terms of this Agreement, provided the source of that information was not known by the recipient to be bound by a confidentiality agreement with or other continual, legal or fiduciary obligation of confidentiality to Florham and its Subsidiaries; (b) is now, or hereafter becomes, through no act or failure to act on the part of recipient, generally known to the public; (c) is rightfully obtained by the recipient from a third party, without breach of any obligation to Florham or its Subsidiaries; or (d) is independently developed by Recipient without use of or reference to the Confidential Information.

(b)           Injunction.  It is recognized and hereby acknowledged by the Parties hereto that a breach or violation by any EII Executive Securityholders or any of its or his Affiliates of any or all of the covenants and agreements contained in this Section 9.2 may cause irreparable harm and damage to  Florham in a monetary amount which may be virtually impossible to ascertain.  As a result, the EII Executive Securityholders recognizes and hereby acknowledges that Florham or any one or more member of the EII Group shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any breach or violation of any or all of the covenants and agreements contained in this Section 9.2 by such EII Executive Securityholder and/or any of his or its Affiliates,  and that such right to injunction shall be cumulative and in addition to whatever other rights or remedies that Florham or any member of the EII Group may possess hereunder, at law or in equity.  Nothing contained in this Section 9.2 shall be construed to prevent Florham or the EII Group from seeking and recovering from a EII Executive Securityholders or its or his Affiliates damages sustained by it as a result of any breach or violation by such EII Executive Securityholder or its or his Affiliates of any of the covenants or agreements contained herein.

ARTICLE X -  MISCELLANEOUS

10.1         Waivers.  The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no way constitute waiver as to future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

10.2         Amendment.  This Agreement may be amended or modified only by an instrument of equal formality signed by the Parties or the duly authorized representatives of the respective Parties.

10.3         Assignment.  This Agreement is not assignable except by operation of law.

10.4         Notice.  Until otherwise specified in writing, the mailing addresses, email addresses, and fax numbers of the Parties of this Agreement shall be as follows:

To: Florham AND MERGERCO::

Florham Consulting Corp.
64 Beaver Street, Suite 233
New York, NY 10004
Attn: David Stahler, CEO
Fax: 646-219-5742
Email: dstahler@mac.com

with a copy to:                    Jonathan Turkel, Esq.
44 Wall Street, 2nd floor
New York, NY 10005
Fax: (212) 785 3294
Email: jonathanturkel@hotmail.com

To: EII and the EII Securityholders:

Educational Investors, Inc.
644 Broadway
New York, New York 10012
Attn:  Joseph Bianco, President
Fax:  (212) 473 8547
Email:  jjbianco@aya.yale.edu

with a copy to:                    Stephen A. Weiss, Esq.
Hodgson Russ, LLP
1540 Broadway
24th Floor
New York, NY 10036
(212) 751-4300
email:  sweiss@hodgsonruss.com

Any notice or statement given under this Agreement shall be deemed to have been given 3 business days after delivery to the US mail system if sent by registered mail, one business day after delivery, if sent by recognized overnight courier, or when given if sent by facsimile (with receipt retained), addressed or faxed to the other party at the address or facsimile number indicated above or at such other address or facsimile number which shall have been furnished in writing to the addressor in the manner set forth in this Section 10.4.

10.5         Governing Law.  This Agreement shall be construed, and the legal relations between the Parties determined, in accordance with the laws of the State of New York, thereby precluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

10.6         Publicity.  No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by any Party hereto at any time from the signing hereof without advance approval in writing of the form and substance by the other Parties.

10.7         Entire Agreement.  This Agreement (including the Schedules to be attached hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the Parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, written or oral, with respect hereof.

10.8         Headings.  The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

10.9         Severability of Provisions.  The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

10.10       Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

10.11       Facsimile and PDF Signatures.       This Agreement may be executed and delivered by facsimile and/or electronic pdf signatures; each of which shall have the same effect as an original signature.

10.12       Binding Effect.  This Agreement shall be binding upon the Parties hereto and inure to the benefit of the Parties, their respective heirs, administrators, executors, successors and assigns.

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

ATTEST:	FLORHAM CONSULTING CORP.
(a Delaware corporation)

/s/ Jonathan Turkel
Jonathan Turkel	By:	/s/ David Stahler
Assistant Secretary		David Stahler, President

ATTEST:	EII ACQUISITION CORP.
(a Delaware corporation)

/s/ Kellis Veach	By:	/s/ Joseph J. Bianco
Secretary		Joseph J. Bianco, CEO
President and CEO

ATTEST:	EDUCATIONAL INVESTORS, INC.
(a Delaware corporation)

/s/ Kellis Veach	By:	/s/ Joseph J. Bianco
Secretary		Joseph J. Bianco, CEO
President and CEO

EII SECURITYHOLDERS:

SANJO SQUARED, LLC

	By:	/s/ Joseph J. Bianco
Joseph J. Bianco, Manager

KINDER INVESTMENTS, LP
By: Nesher, LLC.
(general partner)

	By:	/s/ Dov Perlysky
Dov Perlysky, Managing Member

/s/ Joseph J. Bianco
JOSEPH J. BIANCO

/s/ Anil Narang
ANIL NARANG

CAPITALIZATION TABLE

Exhibit B

Owning Group	EII Securities	Florham Shares post Reverse merger		% of Fully-Diluted Floham Common Stock (A) at Effective Time and (B) thereafter assuming issuance of all Shares in this Exhibit B
				(A)	(B)
Joe Bianco—EII Stockholder options	1,166,667	1,279,484		5.8%	5.2%
Anil Narang—EII Stockholder Options	1,166,667	1,279,484		5.8%	5.2%
Sanjo Squared, LLC—common stock	6,666,667	7,311,333	(1)	33.3%	29.8%
Kinder Investments—common stock	10,000,000	10,967,000	(2)	50.0%	44.8%
Subtotal	19,000,001	20,837,301		95.0%	—
Existing Florham shares—fully diluted		1,096,700	(3)	5.0%	4.5%
Florham Fully-Diluted Common Stock		21,934,001		100.00%
Outstanding Management Options	300,000	329,010	(4)		1.3%
Outstanding Directors and Consultants Options	400,000	438,680	(4)		1.8%
Acquisition Shares issuable to TDI Equity Owners		1,200,000	(5)		4.9%
Escrow Shares issuable to TDI Equity Owners		600,000	(5)		2.5%

Total Florham Fully-Diluted Shares after exercise of all Florham Options and Release of all Escrow Shares		24,501,691			100.0%

(1)           Includes 2,400,000 shares of common stock and 100,000 shares of Series A Preferred Stock, (“Series A Preferred Stock”) each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 4,911,333 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(2)           Includes 3,600,000 shares of Florham Common Stock and 150,000 shares of Series A Preferred Stock, which automatically converts into an aggregate of 7,367,000 shares of Florham Common Stock upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(3)           Consists of 166,700 outstanding shares of Florham Common Stock and 930,000 shares of Florham Common Stock issuable upon exercise of all Florham Warrants.

(4)           At an exercise price of $0.50 per share.

(5)           Assumes the Discounted VWAP for the twenty Trading Days after the Effective Date is $0.50 per share.

Terms of EII Stockholder Options and Florham Stockholder Options

Option Exercise Prices and exercise targets:

TierI	EII	Florham following Merger
Option Exercise Price	$0.25	$0.228

EBTDA per share hurdle

for year ending 12/31/10	$0.04	$0.036
for year ending 12/31/11	$0.06	$0.055
for year ending 12/31/12	$0.10	$0.091
for year ending 12/31/13	$0.12	$0.109
for year ending 12/31/14	$0.15	$0.137

Tier II

Option Exercise Price	$0.45	$0.50

EBTDA per share hurdle

for year ending 12/31/10	$0.06	$0.055
for year ending 12/31/11	$0.10	$0.091
for year ending 12/31/12	$0.15	$0.137
for year ending 12/31/13	$0.18	$0.164
for year ending 12/31/14	$0.21	$0.191

CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS
of
SERIES A CONVERTIBLE PREFERRED STOCK
of
FLORHAM CONSULTING CORP.
(Pursuant to Section 151 of the
Delaware General Corporation Law)

FLORHAM CONSULTING CORP., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), the certificate of incorporation of which was filed in the office of the Secretary of State of Delaware on February 9, 2005, hereby certifies that the Board of Directors of the Corporation (the "Board of Directors" or the "Board"), pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, each as amended and restated through the date hereof, has and hereby authorizes a series of the Corporation's previously authorized 250,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

I. DESIGNATION AND AMOUNT

The designation of this series, which consists of up to Two Hundred and Fifty Thousand (250,000) shares of Preferred Stock, is the Series A Preferred Stock (the "Series A Preferred Stock") and the stated value amount shall be One Cent ($0.01) per share (the "Stated Value ").

II. CERTAIN DEFINITIONS

Unless otherwise defined in this Certificate of Designations, all capitalized terms, when used herein, shall have the same meaning as is defined in the Merger Agreement.  For purposes of this Certificate of Designation, in addition to the other terms defined herein, the following terms shall have the following meanings:

A           “Affiliates” of any particular Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by or under common control with such Person.  For purposes of this definition, “ control ” (including the terms “ controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

B.          "Business Day" means any day, other than a Saturday or Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

C.           “Common Stock” means the common stock of the Corporation, par value $0.0001 per share, together with any securities into which the common stock may be reclassified.

D.          "Conversion Date" means a date which shall be the Business Day immediately following the filing of the Florham Restated Charter with the Secretary of State of the State of Delaware.

E.           “Conversion Shares” means 49.11333 shares of Common Stock for each of the 250,000 outstanding shares of Series A Preferred Stock, or an aggregate of 12,278,333 Conversion Shares.

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F.           “Fully-Diluted Common Stock” shall mean (a) the aggregate number shares of Corporation Common Stock that are issued and outstanding on the Effective Date of the Merger, plus the sum of (i) all additional shares of Common Stock that are issuable upon the exercise of all of the Florham Warrants or other securities that are then exercisable for or convertible into Common Stock, (ii) all shares of Common Stock included in the Merger Consideration, (ii) all shares of Common Stock issuable upon conversion of these shares of Series A Preferred Stock included in the Merger Consideration, and (iii) all shares of Common Stock issuable upon exercise of the Florham Stockholder Options included in the Merger Consideration.  The term “Fully-Diluted Common Stock” shall not mean or include:

(a)          the issuance of the Acquisition Shares and the Escrow Shares issued to the TDI Equity Owners pursuant to the TDI Purchase Agreement, or

(b)          any shares of Common Stock issuable upon the exercise of any Florham Management Options; or

(c)          any shares of Common Stock issuable upon the exercise of any Directors and Consultants Options, or

(d)          any shares of Common Stock or other securities convertible into or exercisable or exchangeable for Common Stock that is issued for any business purpose following the Effective Time of the Merger.

G.           “Holder” shall mean the collective reference to Sanjo Squared LLC and Kinder Investments, LP, their respective Affiliates or any one or more holder(s) of shares of Series A Preferred Stock.

H.           “Issuance Date" means one (1) Business Day following the filing of this Series A Certificate of Designation with the Secretary of State of the State of Delaware.

I.            “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of December 16, 2009, by and among the Corporation, EII Acquisition Corp., Educational Investors, Inc., Sanjo Squared, LLC, Kinder Investments, LP, Joseph J. Bianco and Anil Narang.

J.            “Stated Value” means One Cent ($0.01) per share of Series A Preferred Stock.

III. DIVIDENDS

A           Holders of Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Corporation.  No cash dividends or distributions shall be declared or paid or set apart for payment on the Common Stock unless such cash dividend or distribution is likewise declared, paid or set apart for payment on the Series A Preferred Stock in an amount equal to the dividend or distribution that would be payable if all of the issued and outstanding shares of the Series A Preferred Stock had been fully converted into Common Stock on the day immediately prior to the date which shall be the earliest to occur of the declaration, payment, or distribution or such dividend.

B.           No dividends or distributions shall be declared or paid or set apart for payment on the Series A Preferred Stock unless full and (if applicable) cumulative dividends have been or are contemporaneously declared, paid or set apart for payment on all Senior Securities (as hereinafter defined) in accordance with the respective terms of the Certificates of Designations for such Senior Securities.

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C.           Dividends on the Series A Preferred Stock are prior and in preference to any declaration or payment of any dividend or other distribution (as defined below) on any outstanding shares of Junior Securities (as hereinafter defined).

IV. CONVERSION

A.          Automatic Conversion.

   On the Conversion Date, all 250,000 shares of Series A Preferred Stock shall automatically and without any further action on the part of any Holder or the Corporation, be converted into all, and not less than all, of the 12,278,333 Conversion Shares (the "Conversion").

B.           Mechanics of Conversion. Immediately following the Conversion Date, the Corporation shall promptly send, via facsimile, a confirmation to each Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion.  The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Series A Preferred Stock Certificates are delivered to the Corporation as provided above, or the Holder notifies the Corporation that such Series A Preferred Stock Certificates have been lost, stolen or destroyed and delivers appropriate documentation to the Corporation.

(i)           Delivery of Common Stock Upon Conversion. Upon the surrender of Series A Preferred Stock Certificates, the Corporation (itself, or through its transfer agent, as appropriate) shall, no later than the later of (a) the fifth (5th) Business Day following the Conversion Date and (b) the Business Day immediately following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XI B) (the "Delivery Period"), issue and deliver (i.e., deposit with a nationally recognized overnight courier service portage prepaid) to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted and (y) a certificate representing the number of shares of Series A Preferred Stock not being converted, if any.  In addition, if the Corporation's transfer agent is participating in the Depository Trust Corporation ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the Holder thereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the terms of the Merger Agreement), the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer").  If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the Holder physical certificates representing the Common Stock issuable upon conversion. Further, a Holder may instruct the Corporation to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

(ii)          Taxes.  The Corporation shall pay any and all taxes that may be imposed upon it respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series A Preferred Stock.

(iii)         No Fractional Shares.  If any conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series A Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the Series A Series A Conversion Price per share, and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be the next lower whole number of shares.  If the Corporation elects not to, or is unable to, make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

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V. RESERVATION OF SHARES OF COMMON STOCK

Immediately following the Corporation’s filing of the Florham Restated Charter authorizing an increase to its authorized Common Stock,  the Corporation shall reserve an appropriate number of Conversion Shares from its authorized but unissued shares of Common Stock for issuance upon conversion of the Series A Preferred Stock (including any shares that may be issuable in connection with the adjustment provisions of this Certificate of Designations), and, thereafter, the number of authorized but unissued shares of Common Stock so reserved (the "Reserved Amount") shall at all times be sufficient to provide for the full conversion of all of the Series A Preferred Stock (including any shares that may be issuable in connection with the adjustment provisions of this Certificate of Designations).

VI. RANK

All shares of the Series A Preferred Stock shall rank senior to the Corporation's Common Stock and any other class of securities which is specifically designated as junior to the Series A Preferred Stock (collectively, with the Common Stock, the "Junior Securities”) as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

VII. LIQUIDATION PREFERENCE

A.          In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

(i)           After payment or provision for payment of any distribution on the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, an amount equal to the sum of (x) $0.01 for each share of Series A Preferred Stock then held by them (the "Series A Liquidation Preference Price"), and (y) an amount equal to all unpaid dividends on the Series A Preferred Stock, if any.  If upon the occurrence of a liquidation, dissolution or winding up of the Corporation the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full liquidation preference amount based on the Series A Liquidation Preference Price, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(ii)          After setting apart or paying in full the preferential amounts due pursuant to Section VII (A)(i) above, the remaining assets of the Corporation available for distribution to stockholders, if any, shall be distributed to the holders of the Common Stock on a pro rata basis, based on the number of shares of Common Stock then held by each Holder.

VIII. ADJUSTMENTS

The Series A Conversion Price and the number of Conversion Shares shall be subject to adjustment as follows:

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A.           Subdivision or Combination of Common Stock.  If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Conversion Shares issuable upon conversion of the Series A Preferred Stock will be proportionately increased.  If the Corporation at any time combines (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination,  the Conversion Shares issuable upon conversion of the Series A Preferred Stock will be proportionately reduced.

B.           Consolidation, Merger or Sale.  In case of any consolidation of the Corporation with, or merger of the Corporation into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby each Holder of the Series A Preferred Stock will have the right to acquire and receive upon conversion of the Series A Preferred Stock in lieu of the shares of Common Stock immediately theretofore acquirable upon the conversion of the Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series A Preferred Stock had such consolidation, merger or sale or conveyance not taken place.  In any such case, the Corporation will make appropriate provision to insure that the provisions of this Article VIII Section C hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the conversion of the Series A Preferred Stock.  The Corporation will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Corporation) assumes by written instrument the obligations under this Article VIII Section C and the obligations to deliver to each Holder of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, each Holder may be entitled to acquire.

D.          Distribution of Assets.  In case the Corporation shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution (on an “as converted” basis, as though all Series A Preferred Stock had been converted into Common Stock immediately prior to the dividend declaration date), each Holder of the Series A Preferred Stock shall be entitled upon conversion of the Series A Preferred Stock for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to such Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

E.           Minimum Ownership of Fully-Diluted Common Stock.   Notwithstanding anything to the contrary, express or implied, contained in this Certificate of Designation, as at the Conversion Date, the Holders, Joseph Bianco (“Bianco”) and Anil Narang (“Narang”) shall own and be entitled to own as Merger Consideration pursuant to the Merger Agreement, not less than 95.0% of the Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger.  Accordingly, it is expressly understood and agreed that in the event that the aggregate number of shares of Fully-Diluted Common Stock immediately prior to the Effective Time of the Merger shall be less than or greater than an aggregate of 1,096,700 shares of Fully-Diluted Common Stock, then and in such event, the aggregate number of Conversion Shares issuable upon the automatic conversion of the Series A Preferred Stock shall be appropriately adjusted so that immediately after the Conversion Date, all of the Holders, Bianco and Narang shall own and be entitled to own of record in the aggregate 95.0% of the Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger and the holders of the outstanding shares of Common Stock immediately prior to the Effective Time of the Merger shall own 5.0% of the Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger.

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F.           Notice of Adjustment.  Upon the occurrence of any event which requires any adjustment of the number of Conversion Shares, then, and in each such case, the Corporation shall give notice thereof to the Holders of the Series A Preferred Stock, which notice shall state the number of Conversion Shares resulting from such adjustment and the increase or decrease in the number of Conversion Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Such calculation shall be certified by the Chief Financial Officer of the Corporation.

IX. VOTING RIGHTS

A.           Class Voting Rights.       Holders of the Series A Preferred Stock shall vote together as a separate class on all matters which impact the rights, value or conversion terms, or ranking of the Series A Preferred Stock, as provided herein.

B.           General Voting Rights with Common Stock.        Subject at all times to the provisions of this Article IX, except as otherwise required by law or as set forth herein, the Holder of each share of Series A Preferred Stock shall be entitled to cast, at any regular or special meeting of stockholders of the Corporation or in connection with the solicitation of any written consent of stockholders of the Corporation, that number of votes as shall be equal to the number of Conversion Shares into which such share of Series A Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class.  Holders of Series A Preferred Stock shall be entitled to notice of any stockholders' meeting in the same manner and at the same time as holders of Common Stock, and in accordance with the Bylaws of the Corporation.

X. PROTECTION PROVISIONS

Prior to the Conversion Date, without the unanimous prior written consent of the Holders of the Series A Preferred Stock, the Corporation shall not:

(a)        make any amendment or modification of the Corporation’s Certificate of Incorporation or by-laws in any manner which has or could reasonably be expected to have, an adverse effect on the rights, privileges and designations of the Series A Preferred Stock;

(b)        issue any additional shares of Series A Preferred Stock, Common Stock or other securities of the Corporation, except as contemplated by the Merger Agreement; or

(c)        amend or modify in any manner this Series A Certificate of Designation.

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XI. MISCELLANEOUS

A.          Cancellation of Series A Preferred Stock If any shares of Series A Preferred Stock are converted pursuant to this Series A Certificate of Designations, the shares so converted or redeemed shall be canceled, shall return to the status of authorized, but unissued Series A Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series A Preferred Stock.

B.           Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the lost, theft, destruction or mutilation of any Series A Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, the Series A Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date.  However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Series A Preferred Stock Certificate(s) if the Holder contemporaneously requests the Corporation to convert such Series A Preferred Stock.

C           Waiver Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the Holders thereof) upon the written consent of all of the Holders.

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IN WITNESS WHEREOF, the undersigned declares under penalty of perjury under the laws of the State of Delaware that he has read the foregoing Certificate of Designation and knows the contents thereof, and that he is duly authorized to execute the same on behalf of the Corporation, this 23rd day of December 2009.

FLORHAM CONSULTING CORP.

By:	/s/ David Stahler
Name: David Stahler
Title: Chief Executive Officer

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EMPLOYMENT AGREEMENT

THIS AGREEMENT (this “Agreement”), dated August 20, 2009 and effective as of August 20, 2009 (the “Effective Date”), by and between EDUCATIONAL INVESTORS, INC., a Delaware corporation (“the Company”), and JOSEPH BIANCO, an individual residing at 644 Broadway, New York, New York 10012 (“the Executive”).

1.     Term. The Company hereby employs the Executive, and the Executive hereby accepts employment, for term commencing on Effective Date hereof and, subject to earlier termination as provided in Section 5 hereof, continuing through December 31, 2012 (the “Initial Term”); which Initial Term may be extended by mutual agreement of the Company and the Executive (such Initial Term, as the same may be so extended, being hereinafter sometimes called the “Term of Employment”).  The Executive shall perform the services specified herein, all upon the terms and conditions hereinafter stated.  This Agreement may be extended only upon the written consent of the parties hereto.

2.	Duties and Responsibilities.

a.     General. The Executive shall serve as the Chief Executive Officer of the Company, and, subject to the general direction and control of the Board of Directors of the Company (the “Board of Directors”), the Executive shall, together with the President of the Company, have responsibility for the overall operation of the Company.  In addition, the Executive shall have such other duties as are normally associated with and inherent in the executive capacity in which the Executive will be serving.  The Executive also agrees to perform, without additional compensation (other than reimbursement of reasonable travel expenses), such services for any subsidiary or affiliate corporation of the Company and any successor-in-interest to the Company (together with the Company, hereinafter collectively called the “Company Group”), as the Board of Directors shall from time to time reasonably specify.

b.     Time. The Executive shall devote the substantial portion of his business time, attention and energy to the Business (as defined herein) of the Company Group as necessary and appropriate to further the interests of the Company Group.

3.	Salary and Bonus.

a.           During the period commencing on the Effective Date and ending December 31, 2009, the Company shall pay to the Executive a salary at an annual rate of Seventy Thousand ($70,000) Dollars (the “Base Salary”).  Commencing January 1, 2010 or as soon as practicable thereafter, such Base Salary shall be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the Company Group for the fiscal year ended December 31, 2009, and (ii) the then Business prospects of the Company Group, all as shall be determined by the independent members of the Board of Directors of the Company in the exercise of their reasonable discretion.  The Base Salary shall be payable in accordance with the regular payroll policies of the Company with respect to executive officers, in effect from time to time during the Term of Employment.  If the Executive’s Term of Employment shall be extended by mutual agreement of the parties beyond the Initial Term, the Base Salary shall be as mutually agreed between the Executive and the Company.

b.           Notwithstanding the foregoing, the sum of the (i) initial Base Salary, (ii) the initial “Base Salary” of Anil Narang (“Narang”) as defined in his Employment Agreement with the Company, dated the date hereof, and the initial base salary of the individual hired to replace Barbara Paradise shall not exceed $200,000 per annum without the written consent of the independent members of the Board of Directors.  For the purpose of this Agreement, the term “independent members” shall mean the members of the Board of Directors other than the Executive, Narang, or any other member thereof designated, directly or indirectly, by Sanjo Squared, LLC (“Sanjo”) pursuant to the terms of the Stockholders Agreement, dated the date hereof, among the Company, Sanjo and Kinder Investments, LP, or any other person who is an employee of the Company.

c.           In addition to the Base Salary, the Executive shall be entitled to receive an annual bonus (the “Bonus”) in such about as shall be determined in the sole discretion of the independent members of the Board of Directors of the Company following the end of each fiscal year of the Company Group.

4.	Incentive Awards and Fringe Benefits.

a.           Stock Options. In addition to (and not in lieu of) the Base Salary and Bonus, the Executive shall be granted options to purchase up to 1,166,666 shares of Common Stock of the Company pursuant to the Option Agreement, dated the Effective Date, between the Executive and the Company (the “Option Agreement”).

b.           Benefit Plans. In addition to the other compensation payable to the Executive hereunder, and except as otherwise set forth herein, the Executive shall be eligible to participate in all pension, profit sharing, retirement savings plan, 401K or other similar benefit, medical, disability and other employee benefit plans and programs generally provided by the Company to its senior staff from time to time hereafter (other than those provided pursuant to separately negotiated individual employment agreements or arrangements), subject to, and to the extent the Executive is eligible, the respective terms of such benefit plans and programs.

c.           Expenses. During the Term of Employment, the Company shall pay or reimburse the Executive, upon submission of appropriate documentation by him, for all out-of-pocket expenses for entertainment, travel, meals, hotel accommodations, and the like incurred by him in the interest of the Business.

d.           Vacation.  The Executive shall be entitled to three weeks annual paid vacations per calendar year in accordance with Company policies.

e.           Insurance. During the Term of Employment, the Executive shall be entitled to participate in any group insurance plan, including health insurance, term life insurance, and disability insurance policies (collectively, “Company Plans”) from time to time maintained by the Company; provided that such insurance can be obtained on economically reasonable terms. Should the Company not have an applicable Company Plan, the Executive shall be reimbursed for any economically reasonable medical insurance premiums paid by the Executive.

5.	Termination; Change of Control.

a.           Death. If the Executive shall die prior to the expiration of the Term of Employment, the Company shall have no further obligation hereunder to the Executive or his estate except to pay to the Executive’s estate the amount of the Executive’s Base Salary accrued to the date of his death, plus any accrued but unpaid Bonus for fiscal year(s) preceding the Executive’s death. Such payment shall be made promptly after the date of death to the Executive’s estate, except for payment of the current fiscal year Bonus which shall be made at the end of the fiscal year in which death occurred.

b.           Disability. If prior to the expiration of the Term of Employment, the Executive shall be prevented, during a continuous period of ninety (90) days (the “Disability Period”), from performing his duties by reason of “disability,” the Company may terminate this Agreement, in which event the Executive shall receive: (i) his Base Salary accrued to the date upon which any determination of disability shall have been made as hereinafter provided, which Base Salary payment may be reduced by the amount of any disability income payments the Executive may receive in connection with such occurrence of disability during the Disability Period under any policy or plan carried or maintained by or on behalf of the Company and under which the Executive is a beneficiary or participant, and (ii) any Bonus that would have been payable at the time of such termination for disability pursuant to Section 3(b). The Executive shall continue to have the right to receive benefits, if any, under any Company Plans, but only in accordance with the terms of such plan or policy as they apply to persons whose employment has been terminated as a result of an employee’s permanent disability.  Such payment shall be made to the Executive within five days of the end of the Disability Period, except for payment of the current fiscal year Bonus which shall be made at the end of the fiscal year in which the Disability Period arose.

For purposes of this Agreement, the Executive shall be deemed to have become disabled when the Board of Directors (excluding the Executive or any of his affiliates), upon the diagnosis of a reputable, licensed physician of the Company’s choice, in consultation with the Executive’s primary physician, shall have determined that the Executive shall have become unable to perform his duties under this Agreement, whether due to physical or mental incapacity or to infirmity caused by chronic alcoholism or drug use (excluding infrequent and temporary absences due to ordinary illness); provided that such incapacity shall have continued uninterrupted for a period of not less than ninety (90) days.

c.           Cause. Notwithstanding any other provision of this Agreement, if prior to the expiration of the Term of Employment, the Company shall have the right to discharge the Executive “for Cause,” as defined below, then this Agreement shall terminate effective upon such discharge, and upon such termination, the Company shall have no further obligation to the Executive or his estate, except that the Company will pay to the Executive, within thirty (30) days of such termination, or in the event of his subsequent death, his estate, an amount equal to the Executive’s Base Salary, as provided in Section 3 hereof, accrued to the date of termination.  In addition, the Executive shall not, after the date of termination, be entitled to receive benefits, if any, under any Company Plans. In the event of termination of the Executive’s employment for Cause, the Company shall not pay, and the Executive shall not be entitled to receive, any Bonus.

For the purposes hereof, the term “Cause” shall mean and be limited to a discharge resulting from any one of the following:

(i)           the Executive’s conviction of a felony or any other crime involving moral turpitude,

(ii)          a final determination by a court of competent jurisdiction that the Executive has breached his fiduciary duties to the Company, or

(iii)         the Executive’s breach of any of his material covenants and obligations under this Agreement or his willful failure or refusal to follow written lawful polices or directives established by the Board of Directors; provided that the Board of Directors shall have first given written notice thereof to the Executive on each occasion describing in reasonable detail the alleged material breach, failure or refusal, and such breach or willful failure or refusal to follow written lawful policies or directives shall remain uncured for a period of twenty (20) days following receipt of each such notice.

d.           Other Reasons for Termination.

(i)          By the Executive.

The Executive may terminate this Agreement prior to the end of the Term of Employment either (A) upon ten (10) days written notice with Good Reason (“Termination With Good Reason”), or (B) for any or no reason by providing three months’ advance written notice to the Company.

As used herein, the term “Good Reason” shall mean: (a) a material reduction in the scope of the Executive’s title, authority, duties or responsibilities in effect as of the Effective Date, which reduction has (i) not been approved in good faith and for proper business purposes by the Board of Directors, and (ii) is not remedied by the Company within twenty (20) days after notification to the Company containing a reasonably detailed description of such reduction; (b) a demand by the Company that the Executive relocate his principal residence, or (c) the Company’s breach of any material obligation owed to the Executive under this Agreement, including any salary or Bonus payment obligations; provided that the Executive has given the Company notice thereof describing in reasonable detail the alleged breach or failure, and the Company has failed to cure such breach or failure within a period of twenty (20) days following receipt of such notice.

 (ii)        By the Company.

The Company may terminate this Agreement prior to the end of the Term of Employment, other than as provided in paragraphs (a), (b) and (c) of this Section 5, by providing three (3) months’ advance written notice to the Executive.

A termination initiated by the Company pursuant to paragraph (d)(ii) or the Executive pursuant to paragraph (d)(i)(B), shall be referred to as a “Termination Without Cause”.

In the event of a Termination Without Cause initiated by the Executive, the Company shall pay to the Executive, or in the event of his death, to his estate, the amount of the Executive’s Base Salary accrued to the date of termination.  In the event of a Termination Without Cause initiated by the Company or a Termination With Good Reason initiated by the Executive, the Company shall additionally pay to the Executive (i) any accrued but unpaid Bonus for fiscal year(s) preceding the fiscal year of termination, (ii) the Bonus that would have been paid to the Executive in the fiscal year in which his termination occurred, prorated as to the number of days the Executive was employed pursuant to this Agreement in the year of his termination, and (iii) an additional amount which shall be equal to the greater of (A) one-third (1/3) of the Base Salary which would have been paid to the Executive for the Term of Employment remaining uncompleted at the time of such termination, or (B) one full year’s Base Salary.  The amounts set forth in clauses (i) and (iii) above shall be paid in full within thirty (30) days of the date of termination, while the amount set froth in clause (ii) above shall be paid at the end of the fiscal year in which the Termination Without Cause occurred.  In the event of a Termination with Good Reason or a Termination Without Cause pursuant to Section 5(d)(ii), the Executive shall continue to have the right to receive benefits, if any, under any Company Plans, but only in accordance with the terms of such plan or policy as they apply to persons whose employment has been terminated without cause.

e.           Change of Control. In the event that at any time there shall occur a “Change of Control” (as hereinafter defined), all Options which shall not have been previously exercisable may become immediately exercisable at the time of such Change of Control and may be exercised at any time thereafter in accordance with the terms set forth in Section 4(b) of the Option Agreement.

As used herein, the term “Change of Control” shall mean the sale of all assets or transfer of all or substantially all of the assets or securities of the Company or its parent company, directly or indirectly, to any Person who is not an affiliate of any of the Company or the parties to the Stockholders Agreement or their respective affiliates (each, an “Unaffiliated Third Party”), whether pursuant to a stock sale, sale of membership interests, asset sale, merger, consolidation or any other similar combination or transaction, in each case, where the power to elect a majority of the members of the Board of Directors of the Company shall be vested in such Unaffiliated Third Party.  Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred as a result of consummation of a “Reverse Merger Transaction” (as that term is defined in the Stockholders Agreement of the Company).

6.	Confidential Information.

a.           The Executive acknowledges that in the course of his employment with the Company he may receive certain information, knowledge and data concerning the Business of the Company Group and its affiliates or pertaining to any individual, firm, corporation, partnership, joint venture, business, organization, entity or other person which the Company Group may do business with during the Term of Employment, which is not in the public domain, including but not limited to trade secrets, employee records, names and lists of suppliers and customers, programs, statistics, processes, techniques, pricing, marketing, software and designs, or any other matters, and all other confidential information of the Company Group and its and affiliates acquired in connection with your employment (hereinafter referred to collectively as "Confidential Information”), which the Company Group and its affiliates desire to protect.  The Executive understands that such Confidential Information is confidential, and he agrees not to reveal or disclose or otherwise make accessible such Confidential Information to anyone outside of the Company or any affiliate and their respective officers, employees, directors, consultants or agents, so long as the confidential or secret nature of such Confidential Information shall continue, whether or not he is employed by the Company.

b.           The Executive further agrees that during the Term of Employment and thereafter, he will not use such information in competing with the Company Group or any affiliate or for any other personal gain.  At such time as the Executive shall cease to be employed by the Company for whatever reason or at any other time the Company may reasonably request, he shall promptly deliver and surrender to the Company all papers, memoranda, notes, records, reports, sketches, specifications, designs and other documents, writings (and all copies thereof), and other property produced by him or coming into his possession by or through his employment hereunder and relating to the Confidential Information referred to in this Section 6 or otherwise to the Business, and the Executive agrees that all such materials will at all times remain the property of the Company.

7.	Agreement Not to Compete and Not to Solicit.

a.           Agreement Not to Compete. For so long as the Executive shall be employed with the Company and, subject to the payment of the Non-Compete Consideration, for a period of two (2) years after any termination of such employment for any reason except pursuant to Section 5(d)(ii), except as may be specifically permitted by the independent members of the Board of Directors, the Executive shall not be engaged, directly or indirectly, whether as an officer, employee, director, stockholder, partner, joint venturer or other participant, in any other business activity which would be competitive with the Business or any other business conducted by the Company Group during the Term of Employment; provided that the Executive shall be permitted to:

(i)           continue to own and operate an existing company and business known as “Training Direct”; provided, however that the express written consent of the independent members of the Board of Directors shall be required before “Training Direct” acquires a business, or enters into a line of business, that is in competition with the Business of the Company or any other business then conducted or proposed to be conducted by the Company; and

           (ii)           own or acquire up to five percent (5%) of the outstanding capital stock or equity of any publicly traded corporation or other Person that engages in a business in competition with the Business of the Company.

b.           As used herein, the term “Business” shall mean and include the collective reference to the ownership and operation of businesses that provide instruction and academic, financial or vocational educational services to consumers, whether through lectures, on-line Internet courses or classroom streaming, or textbooks.  The term “Non-Compete Consideration” shall mean the annualized Base Salary of the Executive immediately preceding termination of employment.

c.           It is expressly agreed that if any restrictions set forth in Section 7(a) are found by any court having jurisdiction to be unreasonable because they are too broad in any respect, then and in each such case, the remaining restrictions herein contained shall, nevertheless, remain effective, and this Agreement, or any portion thereof, shall be considered to be amended so as to be considered reasonable and enforceable by such court, and the court shall specifically have the right to restrict the business or geographical scope of such restrictions to any portion of the business or geographic areas described above to the extent the court deems such restriction to be necessary to cause the covenants to be enforceable, and in such event, the covenants shall be enforced to the extent so permitted.

d.           Agreement Not to Solicit.  For so long as the Executive shall be employed with the Company and for a period of three (3) years following the termination of this Agreement for any reason, the Executive agrees that he will not, either directly or indirectly, through any person, firm, association, corporation, partnership, agency or other business entity or person with which he is now or may hereafter become associated, (i) cause or induce any present or future employee of the Company Group to leave the employ of the Company or any affiliate to accept employment with the Executive or with such person, firm, association or corporation, agency or other business entity or (ii) solicit any person or entity which is a customer of the Company Group for the purpose of directly or indirectly furnishing services competitive with the Company Group.

8. Specific Performance.  The Executive acknowledges that a remedy at law for any breach or attempted breach of Section 6 or Section 7 of this Agreement may be inadequate, agrees that the Company shall be entitled to seek specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

9. Severability. In case of any term, phrase, clause, paragraph, section, restriction, covenant, or agreement contained in this Agreement shall be held to be invalid or unenforceable, the same shall be deemed, and it is hereby agreed that the same are meant to be several, and shall not defeat or impair the remaining provisions hereof.

10. Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent or continuing breach of this Agreement by the Executive.

11. Assignment; Binding Affect. This Agreement may not be assigned under any circumstances by either party.  Neither the Executive nor his estate shall have any right to commute, encumber or dispose any rights to receive payments hereunder, it being agreed that such payment and the right thereto are nonassignable and nontransferable.  Subject to the provisions of this Section 11, this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Executive’s heirs and personal representatives, and the successors and assigns of the Company.

12. Amendments. This Agreement may not be changed, amended, terminated or superseded orally, but only by an agreement in writing, nor may any of the provisions hereof be waived orally, but only by an instrument in writing, in any such case signed by the party against whom enforcement of any change, amendment, termination, waiver, modification, extension or discharge is sought.

13.  Entire Agreement; Amendment; Governing Law. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the matters covered hereby.  Only an instrument in writing executed by the parties hereto may amend this Agreement.

14.  Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  All actions and proceedings arising out of or relating to this Agreement shall be brought by the parties and heard and determined only in a Federal or state court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections to the venue of such Federal and New York courts.  The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

15.  Attorneys’ Fees.  In the event that any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal and costs incurred in bringing such suit or proceeding.

16. Headings.  All descriptive headings of the several Sections or paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

17. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same instrument. Facsimile and pdf signatures hereto shall have the same validity as original signatures hereto.

18. Representations and Warranties. (a) Executive represents and warrants to Company that (i) Executive is under no contractual or other restriction or obligation which is inconsistent with his execution of this Agreement or performance of his duties hereunder, (ii) Executive has no physical or mental disability that would hinder his performance of his duties under this Agreement, and (iii) he has had the opportunity to consult with an attorney of his choosing in connection with the negotiation of this Agreement.

19. Notices.  Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by certified mail, by personal delivery or by overnight courier to the Executive at his residence (as set forth in Company’s corporate records) or to the Company at its principal office and shall be effective upon receipt, if by personal delivery, three (3) business days after mailing, if sent by certified mail or one (1) business day after deposit with an overnight courier.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date and year first above written.

EDUCATIONAL INVESTORS, INC.

By:	/s/ Anil Narang
Name: Anil Narang
Title: President and COO

EXECUTIVE:

/s/ Joseph Bianco
Joseph Bianco

EMPLOYMENT AGREEMENT

THIS AGREEMENT (this “Agreement”), dated August 20, 2009 and effective as of August 20, 2009 (the “Effective Date”), by and between EDUCATIONAL INVESTORS, INC., a Delaware corporation (“the Company”), and ANIL NARANG, an individual residing at 56 Coleytown Road, Westport, Connecticut 06880 (“the Executive”).

1.     Term.  The Company hereby employs the Executive, and the Executive hereby accepts employment, for term commencing on Effective Date hereof and, subject to earlier termination as provided in Section 5 hereof, continuing through December 31, 2012 (the “Initial Term”); which Initial Term may be extended by mutual agreement of the Company and the Executive (such Initial Term, as the same may be so extended, being hereinafter sometimes called the “Term of Employment”).  The Executive shall perform the services specified herein, all upon the terms and conditions hereinafter stated.  This Agreement may be extended only upon the written consent of the parties hereto.

2.     Duties and Responsibilities.

a.         General.  The Executive shall serve as the President and Chief Operating Officer of the Company, and, subject to the general direction and control of the Board of Directors of the Company (the “Board of Directors”), the Executive shall, together with the Chief Executive Officer of the Company, have responsibility for the overall operation of the Company.  In addition, the Executive shall have such other duties as are normally associated with and inherent in the executive capacity in which the Executive will be serving.  The Executive also agrees to perform, without additional compensation (other than reimbursement of reasonable travel expenses), such services for any subsidiary or affiliate corporation of the Company and any successor-in-interest to the Company (together with the Company, hereinafter collectively called the “Company Group”), as the Board of Directors shall from time to time reasonably specify.

b.         Time.  The Executive shall devote the substantial portion of his business time, attention and energy to the Business (as defined herein) of the Company Group as necessary and appropriate to further the interests of the Company Group.

3.     Salary and Bonus.

a.           During the period commencing on the Effective Date and ending December 31, 2009, the Company shall pay to the Executive a salary at an annual rate of Seventy Thousand ($70,000) Dollars (the “Base Salary”). Commencing January 1, 2010or as soon as practicable thereafter, such Base Salary shall be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the Company Group for the fiscal year ended December 31, 2009, and(ii) the then Business prospects of the Company Group, all as shall be determined by the independent members of the Board of Directors of the Company in the exercise of their reasonable discretion. The Base Salary shall be payable in accordance with the regular payroll policies of the Company with respect to executive officers, in effect from time to time during the Term of Employment. If the Executive’s Term of Employment shall be extended by mutual agreement of the parties beyond the Initial Term, the Base Salary shall be as mutually agreed between the Executive and the Company.

b.           Notwithstanding the foregoing, the sum of the (i) initial Base Salary, (ii) the initial “Base Salary” of Joseph Bianco (“Bianco”) as defined in his Employment Agreement with the Company, dated the date hereof, and the initial base salary of the individual hired to replace Barbara Paradise shall not exceed $200,000 per annum without the written consent of the independent members of the Board of Directors.  For the purpose of this Agreement, the term “independent members” shall mean the members of the Board of Directors other than the Executive, Bianco, or any other member thereof designated, directly or indirectly, by Sanjo Squared, LLC (“Sanjo”) pursuant to the terms of the Stockholders Agreement, dated the date hereof, among the Company, Sanjo and Kinder Investments, LP, or any other person who is an employee of the Company.

c.           In addition to the Base Salary, the Executive shall be entitled to receive an annual bonus (the “Bonus”) in such about as shall be determined in the sole discretion of the independent members of the Board of Directors of the Company following the end of each fiscal year of the Company Group.

4.     Incentive Awards and Fringe Benefits.

a.              Stock Options.  In addition to (and not in lieu of) the Base Salary and Bonus, the Executive shall be granted options to purchase up to 1,166,667 shares of Common Stock of the Company pursuant to the Option Agreement, dated the Effective Date, between the Executive and the Company (the “Option Agreement”).

b.              Benefit Plans.  In addition to the other compensation payable to the Executive hereunder, and except as otherwise set forth herein, the Executive shall be eligible to participate in all pension, profit sharing, retirement savings plan, 401K or other similar benefit, medical, disability and other employee benefit plans and programs generally provided by the Company to its senior staff from time to time hereafter (other than those provided pursuant to separately negotiated individual employment agreements or arrangements), subject to, and to the extent the Executive is eligible, the respective terms of such benefit plans and programs.

c.              Expenses.  During the Term of Employment, the Company shall pay or reimburse the Executive, upon submission of appropriate documentation by him, for all out-of-pocket expenses for entertainment, travel, meals, hotel accommodations, and the like incurred by him in the interest of the Business.

d.              Vacation.  The Executive shall be entitled to three weeks annual paid vacations per calendar year in accordance with Company policies.

e.            Insurance. During the Term of Employment, the Executive shall be entitled to participate in any group insurance plan, including health insurance, term life insurance, and disability insurance policies (collectively, “Company Plans”) from time to time maintained by the Company; provided that such insurance can be obtained on economically reasonable terms. Should the Company not have an applicable Company Plan, the Executive shall be reimbursed for any economically reasonable medical insurance premiums paid by the Executive.

5.     Termination; Change of Control.

a.           Death.  If the Executive shall die prior to the expiration of the Term of Employment, the Company shall have no further obligation hereunder to the Executive or his estate except to pay to the Executive’s estate the amount of the Executive’s Base Salary accrued to the date of his death, plus any accrued but unpaid Bonus for fiscal year(s) preceding the Executive’s death. Such payment shall be made promptly after the date of death to the Executive’s estate, except for payment of the current fiscal year Bonus which shall be made at the end of the fiscal year in which death occurred.

b.           Disability. If prior to the expiration of the Term of Employment, the Executive shall be prevented, during a continuous period of ninety (90) days (the “Disability Period”), from performing his duties by reason of “disability,” the Company may terminate this Agreement, in which event the Executive shall receive: (i) his Base Salary accrued to the date upon which any determination of disability shall have been made as hereinafter provided, which Base Salary payment may be reduced by the amount of any disability income payments the Executive may receive in connection with such occurrence of disability during the Disability Period under any policy or plan carried or maintained by or on behalf of the Company and under which the Executive is a beneficiary or participant, and (ii) any Bonus that would have been payable at the time of such termination for disability pursuant to Section 3(b). The Executive shall continue to have the right to receive benefits, if any, under any Company Plans, but only in accordance with the terms of such plan or policy as they apply to persons whose employment has been terminated as a result of an employee’s permanent disability.  Such payment shall be made to the Executive within five days of the end of the Disability Period, except for payment of the current fiscal year Bonus which shall be made at the end of the fiscal year in which the Disability Period arose.

For purposes of this Agreement, the Executive shall be deemed to have become disabled when the Board of Directors (excluding the Executive or any of his affiliates), upon the diagnosis of a reputable, licensed physician of the Company’s choice, in consultation with the Executive’s primary physician, shall have determined that the Executive shall have become unable to perform his duties under this Agreement, whether due to physical or mental incapacity or to infirmity caused by chronic alcoholism or drug use (excluding infrequent and temporary absences due to ordinary illness); provided that such incapacity shall have continued uninterrupted for a period of not less than ninety (90) days.

c.           Cause. Notwithstanding any other provision of this Agreement, if prior to the expiration of the Term of Employment, the Company shall have the right to discharge the Executive “for Cause,” as defined below, then this Agreement shall terminate effective upon such discharge, and upon such termination, the Company shall have no further obligation to the Executive or his estate, except that the Company will pay to the Executive, within thirty (30) days of such termination, or in the event of his subsequent death, his estate, an amount equal to the Executive’s Base Salary, as provided in Section 3 hereof, accrued to the date of termination.  In addition, the Executive shall not, after the date of termination, be entitled to receive benefits, if any, under any Company Plans. In the event of termination of the Executive’s employment for Cause, the Company shall not pay, and the Executive shall not be entitled to receive, any Bonus.

For the purposes hereof, the term “Cause” shall mean and be limited to a discharge resulting from any one of the following:

(i)          the Executive’s conviction of a felony or any other crime involving moral turpitude,

(ii)         a final determination by a court of competent jurisdiction that the Executive has breached his fiduciary duties to the Company, or

(iii)        the Executive’s breach of any of his material covenants and obligations under this Agreement or his willful failure or refusal to follow written lawful polices or directives established by the Board of Directors; provided that the Board of Directors shall have first given written notice thereof to the Executive on each occasion describing in reasonable detail the alleged material breach, failure or refusal, and such breach or willful failure or refusal to follow written lawful policies or directives shall remain uncured for a period of twenty (20) days following receipt of each such notice.

d.           Other Reasons for Termination.

(i)           By the Executive.

The Executive may terminate this Agreement prior to the end of the Term of Employment either (A) upon ten (10) days written notice with Good Reason (“Termination With Good Reason”), or (B) for any or no reason by providing three months’ advance written notice to the Company.

As used herein, the term “Good Reason” shall mean: (a) a material reduction in the scope of the Executive’s title, authority, duties or responsibilities in effect as of the Effective Date, which reduction has (i) not been approved in good faith and for proper business purposes by the Board of Directors, and (ii) is not remedied by the Company within twenty (20) days after notification to the Company containing a reasonably detailed description of such reduction; (b) a demand by the Company that the Executive relocate his principal residence, or (c) the Company’s breach of any material obligation owed to the Executive under this Agreement, including any salary or Bonus payment obligations; provided that the Executive has given the Company notice thereof describing in reasonable detail the alleged breach or failure, and the Company has failed to cure such breach or failure within a period of twenty (20) days following receipt of such notice.

 (ii)         By the Company.

The Company may terminate this Agreement prior to the end of the Term of Employment, other than as provided in paragraphs (a), (b) and (c) of this Section 5, by providing three (3) months’ advance written notice to the Executive.

A termination initiated by the Company pursuant to paragraph (d)(ii) or the Executive pursuant to paragraph (d)(i)(B), shall be referred to as a “Termination Without Cause”.

In the event of a Termination Without Cause initiated by the Executive, the Company shall pay to the Executive, or in the event of his death, to his estate, the amount of the Executive’s Base Salary accrued to the date of termination.  In the event of a Termination Without Cause initiated by the Company or a Termination With Good Reason initiated by the Executive, the Company shall additionally pay to the Executive (i) any accrued but unpaid Bonus for fiscal year(s) preceding the fiscal year of termination, (ii) the Bonus that would have been paid to the Executive in the fiscal year in which his termination occurred, prorated as to the number of days the Executive was employed pursuant to this Agreement in the year of his termination, and (iii) an additional amount which shall be equal to the greater of (A) one-third (1/3) of the Base Salary which would have been paid to the Executive for the Term of Employment remaining uncompleted at the time of such termination, or (B) one full year’s Base Salary.  The amounts set forth in clauses (i) and (iii) above shall be paid in full within thirty (30) days of the date of termination, while the amount set froth in clause (ii) above shall be paid at the end of the fiscal year in which the Termination Without Cause occurred.  In the event of a Termination with Good Reason or a Termination Without Cause pursuant to Section 5(d)(ii), the Executive shall continue to have the right to receive benefits, if any, under any Company Plans, but only in accordance with the terms of such plan or policy as they apply to persons whose employment has been terminated without cause.

e.           Change of Control. In the event that at any time there shall occur a “Change of Control” (as hereinafter defined), all Options which shall not have been previously exercisable may become immediately exercisable at the time of such Change of Control and may be exercised at any time thereafter in accordance with the terms set forth in Section 4(b) of the Option Agreement.

As used herein, the term “Change of Control” shall mean the sale of all assets or transfer of all or substantially all of the assets or securities of the Company or its parent company, directly or indirectly, to any Person who is not an affiliate of any of the Company or the parties to the Stockholders Agreement or their respective affiliates (each, an “Unaffiliated Third Party”), whether pursuant to a stock sale, sale of membership interests, asset sale, merger, consolidation or any other similar combination or transaction, in each case, where the power to elect a majority of the members of the Board of Directors of the Company shall be vested in such Unaffiliated Third Party.  Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred as a result of consummation of a “Reverse Merger Transaction” (as that term is defined in the Stockholders Agreement of the Company).

6.     Confidential Information.

a.           The Executive acknowledges that in the course of his employment with the Company he may receive certain information, knowledge and data concerning the Business of the Company Group and its affiliates or pertaining to any individual, firm, corporation, partnership, joint venture, business, organization, entity or other person which the Company Group may do business with during the Term of Employment, which is not in the public domain, including but not limited to trade secrets, employee records, names and lists of suppliers and customers, programs, statistics, processes, techniques, pricing, marketing, software and designs, or any other matters, and all other confidential information of the Company Group and its and affiliates acquired in connection with your employment (hereinafter referred to collectively as "Confidential Information”), which the Company Group and its affiliates desire to protect.  The Executive understands that such Confidential Information is confidential, and he agrees not to reveal or disclose or otherwise make accessible such Confidential Information to anyone outside of the Company or any affiliate and their respective officers, employees, directors, consultants or agents, so long as the confidential or secret nature of such Confidential Information shall continue, whether or not he is employed by the Company.

b.           The Executive further agrees that during the Term of Employment and thereafter, he will not use such information in competing with the Company Group or any affiliate or for any other personal gain.  At such time as the Executive shall cease to be employed by the Company for whatever reason or at any other time the Company may reasonably request, he shall promptly deliver and surrender to the Company all papers, memoranda, notes, records, reports, sketches, specifications, designs and other documents, writings (and all copies thereof), and other property produced by him or coming into his possession by or through his employment hereunder and relating to the Confidential Information referred to in this Section 6 or otherwise to the Business, and the Executive agrees that all such materials will at all times remain the property of the Company.

7.     Agreement Not to Compete and Not to Solicit.

a.           Agreement Not to Compete. For so long as the Executive shall be employed with the Company and, subject to the payment of the Non-Compete Consideration, for a period of two (2) years after any termination of such employment for any reason except pursuant to Section 5(d)(ii), except as may be specifically permitted by the independent members of the Board of Directors, the Executive shall not be engaged, directly or indirectly, whether as an officer, employee, director, stockholder, partner, joint venturer or other participant, in any other business activity which would be competitive with the Business or any other business conducted by the Company Group during the Term of Employment; provided that the Executive shall be permitted to:

(i)          continue to own and operate an existing company and business known as “Training Direct”; provided, however that the express written consent of the independent members of the Board of Directors shall be required before “Training Direct” acquires a business, or enters into a line of business, that is in competition with the Business of the Company or any other business then conducted or proposed to be conducted by the Company; and

(ii)         own or acquire up to five percent (5%) of the outstanding capital stock or equity of any publicly traded corporation or other Person that engages in a business in competition with the Business of the Company.

b.           As used herein, the term “Business” shall mean and include the collective reference to the ownership and operation of businesses that provide instruction and academic, financial or vocational educational services to consumers, whether through lectures, on-line Internet courses or classroom streaming, or textbooks.  The term “Non-Compete Consideration” shall mean the annualized Base Salary of the Executive immediately preceding termination of employment.

c.           It is expressly agreed that if any restrictions set forth in Section 7(a) are found by any court having jurisdiction to be unreasonable because they are too broad in any respect, then and in each such case, the remaining restrictions herein contained shall, nevertheless, remain effective, and this Agreement, or any portion thereof, shall be considered to be amended so as to be considered reasonable and enforceable by such court, and the court shall specifically have the right to restrict the business or geographical scope of such restrictions to any portion of the business or geographic areas described above to the extent the court deems such restriction to be necessary to cause the covenants to be enforceable, and in such event, the covenants shall be enforced to the extent so permitted.

d.           Agreement Not to Solicit.  For so long as the Executive shall be employed with the Company and for a period of three (3) years following the termination of this Agreement for any reason, the Executive agrees that he will not, either directly or indirectly, through any person, firm, association, corporation, partnership, agency or other business entity or person with which he is now or may hereafter become associated, (i) cause or induce any present or future employee of the Company Group to leave the employ of the Company or any affiliate to accept employment with the Executive or with such person, firm, association or corporation, agency or other business entity or (ii) solicit any person or entity which is a customer of the Company Group for the purpose of directly or indirectly furnishing services competitive with the Company Group.

8. Specific Performance.  The Executive acknowledges that a remedy at law for any breach or attempted breach of Section 6 or Section 7 of this Agreement may be inadequate, agrees that the Company shall be entitled to seek specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

9. Severability. In case of any term, phrase, clause, paragraph, section, restriction, covenant, or agreement contained in this Agreement shall be held to be invalid or unenforceable, the same shall be deemed, and it is hereby agreed that the same are meant to be several, and shall not defeat or impair the remaining provisions hereof.

10. Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent or continuing breach of this Agreement by the Executive.

11. Assignment; Binding Affect. This Agreement may not be assigned under any circumstances by either party.  Neither the Executive nor his estate shall have any right to commute, encumber or dispose any rights to receive payments hereunder, it being agreed that such payment and the right thereto are nonassignable and nontransferable.  Subject to the provisions of this Section 11, this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Executive’s heirs and personal representatives, and the successors and assigns of the Company.

12. Amendments. This Agreement may not be changed, amended, terminated or superseded orally, but only by an agreement in writing, nor may any of the provisions hereof be waived orally, but only by an instrument in writing, in any such case signed by the party against whom enforcement of any change, amendment, termination, waiver, modification, extension or discharge is sought.

13.  Entire Agreement; Amendment; Governing Law. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the matters covered hereby.  Only an instrument in writing executed by the parties hereto may amend this Agreement.

14.  Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  All actions and proceedings arising out of or relating to this Agreement shall be brought by the parties and heard and determined only in a Federal or state court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections to the venue of such Federal and New York courts.  The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

15.  Attorneys’ Fees.  In the event that any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal and costs incurred in bringing such suit or proceeding.

16. Headings.  All descriptive headings of the several Sections or paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

17. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same instrument. Facsimile and pdf signatures hereto shall have the same validity as original signatures hereto.

18. Representations and Warranties. (a) Executive represents and warrants to Company that (i) Executive is under no contractual or other restriction or obligation which is inconsistent with his execution of this Agreement or performance of his duties hereunder, (ii) Executive has no physical or mental disability that would hinder his performance of his duties under this Agreement, and (iii) he has had the opportunity to consult with an attorney of his choosing in connection with the negotiation of this Agreement.

19. Notices.  Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by certified mail, by personal delivery or by overnight courier to the Executive at his residence (as set forth in Company’s corporate records) or to the Company at its principal office and shall be effective upon receipt, if by personal delivery, three (3) business days after mailing, if sent by certified mail or one (1) business day after deposit with an overnight courier.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date and year first above written.

EDUCATIONAL INVESTORS, INC.

By:	/s/ Joseph Bianco
	Name:	Joseph Bianco
	Title:	Chairman and CEO

EXECUTIVE:

/s/ Anil Narang
Anil Narang

EMPLOYMENT AGREEMENT

THIS AGREEMENT (this “Agreement”), dated August 20, 2009 and effective as of August 20, 2009 (the “Effective Date”), by and between EDUCATIONAL INVESTORS, INC., a Delaware corporation (“the Company”), and KELLIS VEACH, an individual residing at 10368 Canoe Brook Circle, Boca Raton, Florida 33498 (“the Executive”).

1.    Term.  The Company hereby employs the Executive, and the Executive hereby accepts employment, for term commencing on Effective Date hereof and, subject to earlier termination as provided in Section 5 hereof, continuing through December 31, 2012 (the “Initial Term”); which Initial Term may be extended by mutual agreement of the Company and the Executive (such Initial Term, as the same may be so extended, being hereinafter sometimes called the “Term of Employment”).  The Executive shall perform the services specified herein, all upon the terms and conditions hereinafter stated.  This Agreement may be extended only upon the written consent of the parties hereto.

2.    Duties and Responsibilities.

a.         General.  The Executive shall serve as the Chief Financial Officer of the Company and shall have responsibility for the financial reporting and operation of the Company.  In addition, the Executive shall have such other duties as are normally associated with and inherent in the executive capacity in which the Executive will be serving or as may be delegated to the Executive by the Board of Directors of the Company (the “Board of Directors”).  The Executive also agrees to perform, without additional compensation (other than reimbursement of reasonable travel expenses), such services for any subsidiary or affiliate corporation of the Company and any successor-in-interest to the Company (together with the Company, hereinafter collectively called the “Company Group”), as the Board of Directors shall from time to time reasonably specify.

b.         Time.  The Executive shall devote the substantial portion of his business time, attention and energy to the Business (as defined herein) of the Company Group as necessary and appropriate to further the interests of the Company Group.

3.    Salary and Bonus.

a.           During the period commencing on the Effective Date and ending December 31, 2009, the Company shall pay to the Executive a salary at an annual rate of Seventy Thousand ($70,000) Dollars (the “Base Salary”).  Commencing January 1, 2010 or as soon as practicable thereafter, such Base Salary shall be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the Company Group for the fiscal year ended December 31, 2009, and (ii) the then Business prospects of the Company Group, all as shall be determined by the independent members of the Board of Directors of the Company in the exercise of their reasonable discretion.  The Base Salary shall be payable in accordance with the regular payroll policies of the Company with respect to executive officers, in effect from time to time during the Term of Employment.  If the Executive’s Term of Employment shall be extended by mutual agreement of the parties beyond the Initial Term, the Base Salary shall be as mutually agreed between the Executive and the Company.  For the purpose of this Agreement, the term “independent members” shall mean the members of the Board of Directors other than the Executive or any other member thereof designated, directly or indirectly, by Sanjo Squared, LLC (“Sanjo”) pursuant to the terms of the Stockholders Agreement, dated the date hereof, among the Company, Sanjo and Kinder Investments, LP, or any other person who is an employee of the Company.

b.           In addition to the Base Salary, the Executive shall be entitled to receive an annual bonus (the “Bonus”) in such about as shall be determined in the sole discretion of the independent members of the Board of Directors of the Company following the end of each fiscal year of the Company Group.

4.    Incentive Awards and Fringe Benefits.

a.           Benefit Plans.  In addition to the other compensation payable to the Executive hereunder, and except as otherwise set forth herein, the Executive shall be eligible to participate in all pension, profit sharing, retirement savings plan, 401K or other similar benefit, medical, disability and other employee benefit plans and programs generally provided by the Company to its senior staff from time to time hereafter (other than those provided pursuant to separately negotiated individual employment agreements or arrangements), subject to, and to the extent the Executive is eligible, the respective terms of such benefit plans and programs.

b.           Expenses.  During the Term of Employment, the Company shall pay or reimburse the Executive, upon submission of appropriate documentation by him, for all out-of-pocket expenses for entertainment, travel, meals, hotel accommodations, and the like incurred by him in the interest of the Business.

c.           Vacation.  The Executive shall be entitled to three weeks annual paid vacations per calendar year in accordance with Company policies.

d.           Insurance.  During the Term of Employment, the Executive shall be entitled to participate in any group insurance plan, including health insurance, term life insurance, and disability insurance policies (collectively, “Company Plans”) from time to time maintained by the Company; provided that such insurance can be obtained on economically reasonable terms. Should the Company not have an applicable Company Plan, the Executive shall be reimbursed for any economically reasonable medical insurance premiums paid by the Executive.

5.    Termination.

a.           Death. If the Executive shall die prior to the expiration of the Term of Employment, the Company shall have no further obligation hereunder to the Executive or his estate except to pay to the Executive’s estate the amount of the Executive’s Base Salary accrued to the date of his death, plus any accrued but unpaid Bonus for fiscal year(s) preceding the Executive’s death. Such payment shall be made promptly after the date of death to the Executive’s estate, except for payment of the current fiscal year Bonus which shall be made at the end of the fiscal year in which death occurred.

b.           Disability. If prior to the expiration of the Term of Employment, the Executive shall be prevented, during a continuous period of ninety (90) days (the “Disability Period”), from performing his duties by reason of “disability,” the Company may terminate this Agreement, in which event the Executive shall receive: (i) his Base Salary accrued to the date upon which any determination of disability shall have been made as hereinafter provided, which Base Salary payment may be reduced by the amount of any disability income payments the Executive may receive in connection with such occurrence of disability during the Disability Period under any policy or plan carried or maintained by or on behalf of the Company and under which the Executive is a beneficiary or participant, and (ii) any Bonus that would have been payable at the time of such termination for disability pursuant to Section 3(b). The Executive shall continue to have the right to receive benefits, if any, under any Company Plans, but only in accordance with the terms of such plan or policy as they apply to persons whose employment has been terminated as a result of an employee’s permanent disability.  Such payment shall be made to the Executive within five days of the end of the Disability Period, except for payment of the current fiscal year Bonus which shall be made at the end of the fiscal year in which the Disability Period arose.

For purposes of this Agreement, the Executive shall be deemed to have become disabled when the Board of Directors (excluding the Executive or any of his affiliates), upon the diagnosis of a reputable, licensed physician of the Company’s choice, in consultation with the Executive’s primary physician, shall have determined that the Executive shall have become unable to perform his duties under this Agreement, whether due to physical or mental incapacity or to infirmity caused by chronic alcoholism or drug use (excluding infrequent and temporary absences due to ordinary illness); provided that such incapacity shall have continued uninterrupted for a period of not less than ninety (90) days.

c.           Cause. Notwithstanding any other provision of this Agreement, if prior to the expiration of the Term of Employment, the Company shall have the right to discharge the Executive “for Cause,” as defined below, then this Agreement shall terminate effective upon such discharge, and upon such termination, the Company shall have no further obligation to the Executive or his estate, except that the Company will pay to the Executive, within thirty (30) days of such termination, or in the event of his subsequent death, his estate, an amount equal to the Executive’s Base Salary, as provided in Section 3 hereof, accrued to the date of termination.  In addition, the Executive shall not, after the date of termination, be entitled to receive benefits, if any, under any Company Plans. In the event of termination of the Executive’s employment for Cause, the Company shall not pay, and the Executive shall not be entitled to receive, any Bonus.

For the purposes hereof, the term “Cause” shall mean and be limited to a discharge resulting from any one of the following:

(i)           the Executive’s conviction of a felony or any other crime involving moral turpitude,

(ii)          a final determination by a court of competent jurisdiction that the Executive has breached his fiduciary duties to the Company, or

(iii)         the Executive’s breach of any of his material covenants and obligations under this Agreement or his willful failure or refusal to follow written lawful polices or directives established by the Board of Directors; provided that the Board of Directors shall have first given written notice thereof to the Executive on each occasion describing in reasonable detail the alleged material breach, failure or refusal, and such breach or willful failure or refusal to follow written lawful policies or directives shall remain uncured for a period of twenty (20) days following receipt of each such notice.

d.          Other Reasons for Termination.

(i)          By the Executive.

The Executive may terminate this Agreement prior to the end of the Term of Employment either (A) upon ten (10) days written notice with Good Reason (“Termination With Good Reason”), or (B) for any or no reason by providing three months’ advance written notice to the Company.

As used herein, the term “Good Reason” shall mean: (a) a material reduction in the scope of the Executive’s title, authority, duties or responsibilities in effect as of the Effective Date, which reduction has (i) not been approved in good faith and for proper business purposes by the Board of Directors, and (ii) is not remedied by the Company within twenty (20) days after notification to the Company containing a reasonably detailed description of such reduction; (b) a demand by the Company that the Executive relocate his principal residence, or (c) the Company’s breach of any material obligation owed to the Executive under this Agreement, including any salary or Bonus payment obligations; provided that the Executive has given the Company notice thereof describing in reasonable detail the alleged breach or failure, and the Company has failed to cure such breach or failure within a period of twenty (20) days following receipt of such notice.

(ii)         By the Company.

The Company may terminate this Agreement prior to the end of the Term of Employment, other than as provided in paragraphs (a), (b) and (c) of this Section 5, by providing three (3) months’ advance written notice to the Executive.

A termination initiated by the Company pursuant to paragraph (d)(ii) or the Executive pursuant to paragraph (d)(i)(B), shall be referred to as a “Termination Without Cause”.

In the event of a Termination Without Cause initiated by the Executive, the Company shall pay to the Executive, or in the event of his death, to his estate, the amount of the Executive’s Base Salary accrued to the date of termination.  In the event of a Termination Without Cause initiated by the Company or a Termination With Good Reason initiated by the Executive, the Company shall additionally pay to the Executive (i) any accrued but unpaid Bonus for fiscal year(s) preceding the fiscal year of termination, (ii) the Bonus that would have been paid to the Executive in the fiscal year in which his termination occurred, prorated as to the number of days the Executive was employed pursuant to this Agreement in the year of his termination, and (iii) an additional amount which shall be equal to the greater of (A) one-third (1/3) of the Base Salary which would have been paid to the Executive for the Term of Employment remaining uncompleted at the time of such termination, or (B) one full year’s Base Salary.  The amounts set forth in clauses (i) and (iii) above shall be paid in full within thirty (30) days of the date of termination, while the amount set froth in clause (ii) above shall be paid at the end of the fiscal year in which the Termination Without Cause occurred.  In the event of a Termination with Good Reason or a Termination Without Cause pursuant to Section 5(d)(ii), the Executive shall continue to have the right to receive benefits, if any, under any Company Plans, but only in accordance with the terms of such plan or policy as they apply to persons whose employment has been terminated without cause.

6.   Confidential Information.

a.           The Executive acknowledges that in the course of his employment with the Company he may receive certain information, knowledge and data concerning the Business of the Company Group and its affiliates or pertaining to any individual, firm, corporation, partnership, joint venture, business, organization, entity or other person which the Company Group may do business with during the Term of Employment, which is not in the public domain, including but not limited to trade secrets, employee records, names and lists of suppliers and customers, programs, statistics, processes, techniques, pricing, marketing, software and designs, or any other matters, and all other confidential information of the Company Group and its and affiliates acquired in connection with your employment (hereinafter referred to collectively as "Confidential Information”), which the Company Group and its affiliates desire to protect.  The Executive understands that such Confidential Information is confidential, and he agrees not to reveal or disclose or otherwise make accessible such Confidential Information to anyone outside of the Company or any affiliate and their respective officers, employees, directors, consultants or agents, so long as the confidential or secret nature of such Confidential Information shall continue, whether or not he is employed by the Company.

b.           The Executive further agrees that during the Term of Employment and thereafter, he will not use such information in competing with the Company Group or any affiliate or for any other personal gain.  At such time as the Executive shall cease to be employed by the Company for whatever reason or at any other time the Company may reasonably request, he shall promptly deliver and surrender to the Company all papers, memoranda, notes, records, reports, sketches, specifications, designs and other documents, writings (and all copies thereof), and other property produced by him or coming into his possession by or through his employment hereunder and relating to the Confidential Information referred to in this Section 6 or otherwise to the Business, and the Executive agrees that all such materials will at all times remain the property of the Company.

7.   Agreement Not to Compete and Not to Solicit.

a.           Agreement Not to Compete.  For so long as the Executive shall be employed with the Company and, subject to the payment of the Non-Compete Consideration, for a period of two (2) years after any termination of such employment for any reason except pursuant to Section 5(d)(ii), except as may be specifically permitted by the independent members of the Board of Directors, the Executive shall not be engaged, directly or indirectly, whether as an officer, employee, director, stockholder, partner, joint venturer or other participant, in any other business activity which would be competitive with the Business or any other business conducted by the Company Group during the Term of Employment; provided that the Executive shall be permitted to own or acquire up to five percent (5%) of the outstanding capital stock or equity of any publicly traded corporation or other Person that engages in a business in competition with the Business of the Company.

b.           As used herein, the term “Business” shall mean and include the collective reference to the ownership and operation of businesses that provide instruction and academic, financial or vocational educational services to consumers, whether through lectures, on-line Internet courses or classroom streaming, or textbooks.  The term “Non-Compete Consideration” shall mean the annualized Base Salary of the Executive immediately preceding termination of employment.

c.           It is expressly agreed that if any restrictions set forth in Section 7(a) are found by any court having jurisdiction to be unreasonable because they are too broad in any respect, then and in each such case, the remaining restrictions herein contained shall, nevertheless, remain effective, and this Agreement, or any portion thereof, shall be considered to be amended so as to be considered reasonable and enforceable by such court, and the court shall specifically have the right to restrict the business or geographical scope of such restrictions to any portion of the business or geographic areas described above to the extent the court deems such restriction to be necessary to cause the covenants to be enforceable, and in such event, the covenants shall be enforced to the extent so permitted.

d.           Agreement Not to Solicit.  For so long as the Executive shall be employed with the Company and for a period of three (3) years following the termination of this Agreement for any reason, the Executive agrees that he will not, either directly or indirectly, through any person, firm, association, corporation, partnership, agency or other business entity or person with which he is now or may hereafter become associated, (i) cause or induce any present or future employee of the Company Group to leave the employ of the Company or any affiliate to accept employment with the Executive or with such person, firm, association or corporation, agency or other business entity or (ii) solicit any person or entity which is a customer of the Company Group for the purpose of directly or indirectly furnishing services competitive with the Company Group.

8. Specific Performance.  The Executive acknowledges that a remedy at law for any breach or attempted breach of Section 6 or Section 7 of this Agreement may be inadequate, agrees that the Company shall be entitled to seek specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

9. Severability. In case of any term, phrase, clause, paragraph, section, restriction, covenant, or agreement contained in this Agreement shall be held to be invalid or unenforceable, the same shall be deemed, and it is hereby agreed that the same are meant to be several, and shall not defeat or impair the remaining provisions hereof.

10. Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent or continuing breach of this Agreement by the Executive.

11. Assignment; Binding Affect. This Agreement may not be assigned under any circumstances by either party.  Neither the Executive nor his estate shall have any right to commute, encumber or dispose any rights to receive payments hereunder, it being agreed that such payment and the right thereto are nonassignable and nontransferable.  Subject to the provisions of this Section 11, this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Executive’s heirs and personal representatives, and the successors and assigns of the Company.

12. Amendments. This Agreement may not be changed, amended, terminated or superseded orally, but only by an agreement in writing, nor may any of the provisions hereof be waived orally, but only by an instrument in writing, in any such case signed by the party against whom enforcement of any change, amendment, termination, waiver, modification, extension or discharge is sought.

13.  Entire Agreement; Amendment; Governing Law. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the matters covered hereby.  Only an instrument in writing executed by the parties hereto may amend this Agreement.

14.  Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  All actions and proceedings arising out of or relating to this Agreement shall be brought by the parties and heard and determined only in a Federal or state court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections to the venue of such Federal and New York courts.  The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

15.  Attorneys’ Fees.  In the event that any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal and costs incurred in bringing such suit or proceeding.

16. Headings.  All descriptive headings of the several Sections or paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

17. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same instrument. Facsimile and pdf signatures hereto shall have the same validity as original signatures hereto.

18. Representations and Warranties. (a) Executive represents and warrants to Company that (i) Executive is under no contractual or other restriction or obligation which is inconsistent with his execution of this Agreement or performance of his duties hereunder, (ii) Executive has no physical or mental disability that would hinder his performance of his duties under this Agreement, and (iii) he has had the opportunity to consult with an attorney of his choosing in connection with the negotiation of this Agreement.

19. Notices.  Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by certified mail, by personal delivery or by overnight courier to the Executive at his residence (as set forth in Company’s corporate records) or to the Company at its principal office and shall be effective upon receipt, if by personal delivery, three (3) business days after mailing, if sent by certified mail or one (1) business day after deposit with an overnight courier.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date and year first above written.

EDUCATIONAL INVESTORS, INC.

By:	/s/ Joseph Bianco
Name: Joseph Bianco
Title: Chairman and CEO

EXECUTIVE:

/s/ Kellis Veach
Kellis Veach

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated December ___, 2009 (the “Assignment and Assumption Agreement”) by and among FLORHAM CONSULTING CORP., a Delaware corporation (the "Company"), EDUCATIONAL INVESTORS, INC., a Delaware corporation (“EII”), and ___________________, an individual residing at ___________________ (the “Executive”).  Capitalized terms not defined herein shall have such meanings as set forth in the Merger Agreement (as defined below).

WITNESSETH:

WHEREAS, on December 16, 2009, the Company and EII entered into an agreement and plan of merger (the “Merger Agreement”) with EII Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Mergerco”), Kinder Investments, LP, a Delaware limited partnership, Sanjo Squared, LLC, a Delaware limited liability company, Joseph J. Bianco and Anil Narang, pursuant to which Mergerco shall be merged with an into EII at the effective time of the merger (the “Merger”), the separate corporate existence of Mergerco shall cease, EII shall continue as the surviving corporation of the Merger, and EII will become a direct wholly-owned subsidiary of the Company;

WHEREAS, EII is a party to an Employment Agreement dated as of August 20, 2009 with the Executive (the “Employment Agreement”) under which the Executive has served as EII’s _______________, and such Employment Agreement is legal, valid, binding and enforceable in accordance with its terms with respect to EII and with respect to the Executive;

WHEREAS, Section 5.1 of the Merger Agreement provides that all obligations of EII and the EII Securityholders under the Merger Agreement are subject to the fulfillment, prior to or as of the Closing Date, certain conditions, including, without limitation, the Company’s assumption of all obligations under the Employment Agreement; and

WHEREAS, EII and the Executive desire to assign all rights, obligations and responsibilities under the Employment Agreement related to EII to the Company, and the Company desires to assume and accept the assignment of the Employment Agreement.

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

SECTION 1. ASSIGNMENT.

EII hereby assigns to the Company, its successors and assigns, all of its rights, title and interest, and delegates all of its obligations and liabilities, to the Employment Agreement.

SECTION 2. ASSUMPTION.

(a)           The Company hereby assumes all covenants, agreements and other obligations to be performed or observed by EII under the Employment Agreement.

(b)           The Company hereby agrees that it will perform all of the covenants and obligations of EII under the Employment Agreement.

A-1

SECTION 3. CONSENT AND RELEASE.

EII, the Executive and the Company hereby (a) consent to the assignment by EII to the Company of the Employment Agreement, and (b) consent to the assumption by the Company of EII’s obligations under the Employment Agreement as contemplated by this Assignment and Assumption Agreement.

SECTION 4. NO DEFAULTS.

(a)           EII and the Executive hereby represent to the Company that as of the date of this Assignment and Assumption Agreement, there exists no event of default under the Employment Agreement and no event exists which, with the giving of notice or passage of time or both, would become an event of default under the Employment Agreement.

SECTION 5. MISCELLANEOUS.

(a)           This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)           This Assignment and Assumption Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

(c)           This Assignment and Assumption Agreement shall be governed by and construed in accordance with the law of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be duly executed as the date first above written.

FLORHAM CONSULTING CORP.

By:
Name: David Stahler
Title: President

EDUCATIONAL INVESTORS, INC.

By:
Name: Joseph J. Bianco
Title: President and Chief Executive Officer

EXECUTIVE:

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”), dated December 31, 2009 (the “Effective Date”), is entered into by and between EDUCATIONAL INVESTORS, INC., a Delaware corporation (the “Company”), and JOSEPH MONACO, an individual (“the Consultant”).

1.   Term.  The Company hereby engages the services of the Consultant, and the Consultant hereby agrees to provide consulting services to the Company, for a term commencing on Effective Date hereof and, subject to earlier termination as provided in Section 5 hereof, continuing through December 31, 2010 (the “Initial Term”); which Initial Term may be extended from year to year thereafter by mutual agreement of the Company and the Consultant (such Initial Term, as the same may be so extended, being hereinafter sometimes called the “Term of Engagement”).  The Consultant shall perform the services specified herein, all upon the terms and conditions hereinafter stated.  This Agreement may be extended only upon the written consent of the parties hereto.

2.   Duties and Responsibilities.

a.       General.  The Consultant provide such general business and consulting services to the Company as may be assigned to him by the board of directors of the Company (the “Board of Directors”).  Such consulting duties shall include, without limitation, advising the Company and the Board of Directors with respect to: (i) relationships with various state educational departments and agencies, and (ii) analyzing and pursuing potential acquisitions.  The Consultant also agrees to perform, without additional compensation (other than reimbursement of reasonable travel expenses), such similar consulting services for any subsidiary of the Company or parent corporation of the Company, including (i) Florham Consulting Corp (to be renamed Educational Investors Corp.), (ii) Training Direct LLC, a wholly-owned subsidiary of the Company (“TDI”) and (iii) any successor-in-interest to the Company (together with the Company, hereinafter collectively called the “Company Group”), as the Board of Directors of the Company Group shall from time to time reasonably specify.

b.       Time.  The Consultant shall devote a reasonable portion of his business time, attention and energy to the Business (as defined herein) of the Company Group as necessary and appropriate to further the interests of the Company Group; it being understood that the Consultant is a principal owner of Culinary Training Institute and its affiliated entities (collectively, the “CTI Group”) and devotes a significant portion of his business and professional time to the operation and management of the CTI Group.

3.   Consulting Fee.

During the Term of Engagement, the Company shall pay to the Consultant a fee (the “Consulting Fee”) at an annual rate of Seventy-Five Thousand ($75,000) Dollars.  Such Consulting Fee shall be payable on the last business day of each month, commencing January 31, 2010, at the rate of Six Thousand Two Hundred and Fifty ($6,250) Dollars per month, and shall be pro-rated for any partial month.  Such Consulting Fee may be increased by mutual agreement of the Consultant and the Board of Directors of the Company.

4.   Expenses and TDI Plans.

a.           Expenses.   During the Term of Engagement, the Company shall pay or reimburse the Consultant, upon submission of appropriate documentation by him, for all out-of-pocket expenses for entertainment, travel, meals, hotel accommodations, and the like incurred by him in the interest of the Business. Consultant shall also continue to receive automobile expenses currently paid for by TDI during the Term of Engagement in an amount not to exceed $575.00 per month.

b.           TDI Plans.  During the Term of Engagement, the Consultant shall be entitled to continue to participate in any group insurance plan, including health insurance, term life insurance, and disability insurance policies that are currently maintained by TDI (collectively, the “TDI Plans”).

5.   Termination.

a.           Death.  If the Consultant shall die prior to the expiration of the Term of Engagement, the Company shall have no further obligation hereunder to the Consultant or his estate except to pay to the Consultant’s estate the amount of the Consulting Fees accrued to the date of his death. Such payment shall be made promptly after the date of death to the Consultant’s estate.

b.           Disability. If prior to the expiration of the Term of Engagement, the Consultant shall be prevented, during a continuous period of ninety (90) days (the “Disability Period”), from performing his duties by reason of “disability,” the Company may terminate this Agreement, in which event the Consultant shall receive his Consulting Fee accrued to the date upon which any determination of disability shall have been made as hereinafter provided, which Consulting Fee payment may be reduced by the amount of any disability income payments the Consultant may receive in connection with such occurrence of disability during the Disability Period under any policy or plan carried or maintained by or on behalf of the Company and under which the Consultant is a beneficiary or participant.  Such payment shall be made to the Consultant within five days of the end of the Disability Period.

For purposes of this Agreement, the Consultant shall be deemed to have become disabled when the Board of Directors (excluding the Consultant or any of his affiliates), upon the diagnosis of a reputable, licensed physician of the Company’s choice, in consultation with the Consultant’s primary physician, shall have determined that the Consultant shall have become unable to perform his duties under this Agreement, whether due to physical or mental incapacity or to infirmity caused by chronic alcoholism or drug use (excluding infrequent and temporary absences due to ordinary illness); provided that such incapacity shall have continued uninterrupted for a period of not less than ninety (90) days.

c.           Termination for Cause.   Notwithstanding any other provision of this Agreement, if prior to the expiration of the Term of Engagement, the Company shall have the right to terminate the services of the Consultant the Consultant “for Cause,” as defined below.  In the event of such termination, this Agreement shall terminate, and the Company shall have no further obligation to the Consultant or his estate, except that the Company will pay to the Consultant, within thirty (30) days of such termination, or in the event of his subsequent death, his estate, an amount equal to the Consultant’s Consulting Fee, as provided in Section 3 hereof, accrued to the date of termination.  In addition, the Consultant shall not, after the date of termination pursuant to this Section 5(c), be entitled to receive benefits, if any, under any TDI Plans.

For the purposes hereof, the term “Cause” shall mean and be limited to a discharge resulting from any one of the following:

(i)           the Consultant’s conviction of a felony or any other crime involving moral turpitude,

(ii)         a final determination by a court of competent jurisdiction that the Consultant has breached his fiduciary duties to the Company, or

(iii)        the Consultant’s breach of any of his material covenants and obligations under this Agreement or his willful failure or refusal to follow written lawful polices or directives established by the Board of Directors; provided that the Board of Directors shall have first given written notice thereof to the Consultant on each occasion describing in reasonable detail the alleged material breach, failure or refusal, and such breach or willful failure or refusal to follow written lawful policies or directives shall remain uncured for a period of twenty (20) days following receipt of each such notice.

d.           Termination without Cause.

The Company may terminate this Agreement prior to the end of the Term of Engagement, other than as provided in paragraphs (a), (b) and (c) of this Section 5, by providing three (3) months’ advance written notice to the Consultant.  A termination initiated by the Company pursuant to this Section 5(d) shall be referred to as a “Termination Without Cause”.

In the event of a Termination Without Cause initiated by the Company, the Company shall additionally pay to the Consultant an additional amount which shall be equal to the lesser of (a) the Consulting Fee which would have been paid to the Consultant for the Term of Engagement remaining uncompleted at the time of such termination, or (b) one full year’s Consulting Fee.  Such amount shall be paid in $6,250 monthly installments in the same manner as the Consulting Fee would have been payable pursuant to Section 3 above, until the full amount owed under this Section 5(d) is paid in full to the Consultant.  In the event of a Termination Without Cause, the Consultant shall continue to have the right to continue to participate in any TDI Plans until the full amount owed under this Section 5(d) is paid in full.

e.           Voluntary Termination by Consultant.   In the event that the Consultant resigns or voluntarily terminates this Agreement prior to the expiration of the Term of Engagement for no good reason, the Company shall have no further obligation to the Consultant, except that the Company will pay to the Consultant, within thirty (30) days of such termination, an amount equal to the Consultant’s Consulting Fee, as provided in Section 3 hereof, accrued to the date of termination.

f.           Acquisition of CTI Group.  Notwithstanding anything to the contrary, express or implied, contained in this Agreement, in the event that the Company or any other member of the Company Group shall consummate the acquisition of the CTI Group (which acquisition shall include the employment of the Consultant with the Company Group and/or CTI Group), this Agreement shall automatically terminate and be of no further force or effect.

6.	Confidential Information.

a.           The Consultant acknowledges that in the course of his engagement with the Company as a Consultant he may receive certain information, knowledge and data concerning the Business of the Company Group and its affiliates or pertaining to any individual, firm, corporation, partnership, joint venture, business, organization, entity or other person which the Company Group may do business with during the Term of Engagement, which is not in the public domain, including but not limited to trade secrets, employee records, names and lists of suppliers and customers, programs, statistics, processes, techniques, pricing, marketing, software and designs, or any other matters, and all other confidential information of the Company Group and its and affiliates acquired in connection with your engagement (hereinafter referred to collectively as "Confidential Information”), which the Company Group and its affiliates desire to protect.  The Consultant understands that such Confidential Information is confidential, and he agrees not to reveal or disclose or otherwise make accessible such Confidential Information to anyone outside of the Company or any affiliate and their respective officers, employees, directors, consultants or agents, so long as the confidential or secret nature of such Confidential Information shall continue, whether or not he is employed by the Company.

b.           The Consultant further agrees that during the Term of Engagement and thereafter, he will not use such information in competing with the Company Group or any affiliate or for any other personal gain.  At such time as the Consultant shall cease to be employed by the Company for whatever reason or at any other time the Company may reasonably request, he shall promptly deliver and surrender to the Company all papers, memoranda, notes, records, reports, sketches, specifications, designs and other documents, writings (and all copies thereof), and other property produced by him or coming into his possession by or through his engagement hereunder and relating to the Confidential Information referred to in this Section 6 or otherwise to the Business, and the Consultant agrees that all such materials will at all times remain the property of the Company.

7.   Agreement Not to Compete and Not to Solicit.

a.           Agreement Not to Compete.  During the Term of Engagement and for a period of two (2) years after any Termination of this Agreement for any reason (the “Non-Competition Period”), the Consultant shall not be engaged, directly or indirectly, whether as an officer, employee, director, stockholder, partner, joint venturer or other participant, in any other business activity which would be competitive with the Business or any other business conducted by the Company Group during the Term of Engagement; provided that the Consultant shall be permitted to:

(i)     continue to own a significant equity interest in and operate the CTI Group; provided, however that the express written consent of the independent members of the Board of Directors of the Company shall be required before the CTI Group acquires a business, or enters into a line of business located in the State of Connecticut or other state in which the Company is then conducting business, that is in competition with the Business of the Company; and

(ii)     own or acquire up to five percent (5%) of the outstanding capital stock or equity of any publicly traded corporation or other Person that engages in a business in competition with the Business of the Company.

b.           As used in this Agreement, the term “Business” shall mean and include the collective reference to the ownership and operation of businesses that provide instruction and academic, financial or vocational educational services to consumers similar to the type offered by the Company during the Non-Competition Period, whether through lectures, on-line Internet courses or classroom streaming, textbooks, or any combination thereof; provided, however, that the term “Business” shall not mean or include providing classroom and education and online educational content with respect to cooking and related culinary skills of the nature currently provided by the CTI Group (the “CTI Group Business”).

c.           It is expressly agreed that if any restrictions set forth in Section 7(a) are found by any court having jurisdiction to be unreasonable because they are too broad in any respect, then and in each such case, the remaining restrictions herein contained shall, nevertheless, remain effective, and this Agreement, or any portion thereof, shall be considered to be amended so as to be considered reasonable and enforceable by such court, and the court shall specifically have the right to restrict the business or geographical scope of such restrictions to any portion of the business or geographic areas described above to the extent the court deems such restriction to be necessary to cause the covenants to be enforceable, and in such event, the covenants shall be enforced to the extent so permitted.

d.           Agreement Not to Solicit.  During the Term of Engagement and for a period of two (2) years after any Termination of this Agreement for any reason, (the “Non-Solicitation Period”) the Consultant agrees that he will not, either directly or indirectly, through any person, firm, association, corporation, partnership, agency or other business entity or person with which he is now or may hereafter become associated, (i) cause or induce any present or future employee of the Company Group to leave the employ of the Company or any member of the Company Group to accept employment with the Consultant or with such person, firm, association or corporation, agency or other business entity or (ii) solicit any person or entity which is a customer of the Company Group for the purpose of directly or indirectly furnishing services competitive with the Company Group; provided however that this section 7(d) shall not apply to any person who, as of the date of this Agreement, also works for or with the CTI Group such that if Consultant was so restricted by this section 7(d), it would materially adversely affect the current business and operations of the CTI Group.

e. It is expressly agreed that the covenants and agreements set forth in this Section 7 not apply to the CTI Group or the CTI Group Business, and in the event that the Company does not acquire the CTI Group for any reason, the Consultant shall be entitled to continue to own, operate and be employed by the CTI Group and engage in the CTI Group Business.

8. Specific Performance.  The Consultant acknowledges that a remedy at law for any breach or attempted breach of Section 6 or Section 7 of this Agreement may be inadequate, agrees that the Company shall be entitled to seek specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

9. Severability. In case of any term, phrase, clause, paragraph, section, restriction, covenant, or agreement contained in this Agreement shall be held to be invalid or unenforceable, the same shall be deemed, and it is hereby agreed that the same are meant to be several, and shall not defeat or impair the remaining provisions hereof.

10. Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Consultant shall not operate or be construed as a waiver of any subsequent or continuing breach of this Agreement by the Consultant.

11. Assignment; Binding Affect. This Agreement may not be assigned under any circumstances by either party.  Neither the Consultant nor his estate shall have any right to commute, encumber or dispose any rights to receive payments hereunder, it being agreed that such payment and the right thereto are nonassignable and nontransferable.  Subject to the provisions of this Section 11, this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Consultant’s heirs and personal representatives, and the successors and assigns of the Company.

12. Amendments. This Agreement may not be changed, amended, terminated or superseded orally, but only by an agreement in writing, nor may any of the provisions hereof be waived orally, but only by an instrument in writing, in any such case signed by the party against whom enforcement of any change, amendment, termination, waiver, modification, extension or discharge is sought.

13.  Entire Agreement; Amendment; Governing Law. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the matters covered hereby.  Only an instrument in writing executed by the parties hereto may amend this Agreement.

14.  Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  All actions and proceedings arising out of or relating to this Agreement shall be brought by the parties and heard and determined only in a Federal or state court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections to the venue of such Federal and New York courts.  The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

15.  Attorneys’ Fees.  In the event that any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal and costs incurred in bringing such suit or proceeding.

16. Headings.  All descriptive headings of the several Sections or paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

17. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same instrument.

18.  Facsimile and Electronic Signatures.  Facsimile and pdf signatures hereto shall have the same validity as original signatures hereto.

19. Representations and Warranties. (a) Consultant represents and warrants to Company that (i) Consultant is under no contractual or other restriction or obligation which is inconsistent with his execution of this Agreement or performance of his duties hereunder, (ii) Consultant has no physical or mental disability that would hinder his performance of his duties under this Agreement, and (iii) he has had the opportunity to consult with an attorney of his choosing in connection with the negotiation of this Agreement.

20. Notices.  Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by certified mail, by personal delivery or by overnight courier to the Consultant at his residence (as set forth in Company’s corporate records) or to the Company at its principal office and shall be effective upon receipt, if by personal delivery, three (3) business days after mailing, if sent by certified mail or one (1) business day after deposit with an overnight courier.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date and year first above written.

EDUCATIONAL INVESTORS, INC.

By:	/s/ Joseph Bianco
Name: Joseph Bianco
Title: Chairman and CEO

CONSULTANT:

/s/ Joseph Monaco
JOSEPH MONACO

LOCK-UP AGREEMENT

December 31, 2009

To:	Florham Consulting Corp.
64 Beaver Street, Suite 233
New York, New York 10004

Re:	Shares of Common Stock of Florham Consulting Corp.

Dear Sirs/Madams:

In accordance with that certain Agreement and Plan of Merger, dated as of December 16, 2009 (the “Merger Agreement”), by and among Florham Consulting Corp., a Delaware corporation (“Florham”), EII Acquisition Corp., a Delaware corporation (“Mergerco”), Educational Investors, Inc., a Delaware corporation (“EII”), Sanjo Squared, LLC, a Delaware limited liability company (“Sanjo”), Kinder Investments, LP, a Delaware limited partnership (“Kinder”), Joseph J. Bianco and Anil Narang, the undersigned (“Restricted Person”) hereby agrees that, for a period of twelve (12) months following the Effective Time of the Merger, as such terms are defined in the Merger Agreement (the “Lock-up Period”), the undersigned will not, directly or indirectly, without the prior written consent of Florham, which consent may be delayed, conditioned or withheld, at Florham’s sole discretion, offer for sale, sell, pledge, assign, hypothecate or otherwise create any interest in or dispose of, in each case to the public (or enter into any transaction or device that is designed to, or could reasonably be expected to, result in any of the foregoing), any of the common stock, par value $0.0001 per share, of Florham (the “Common Stock”).

The restrictions described in the immediately preceding paragraph do not apply to the following dispositions of Common Stock:

(a)         The Restricted Person may transfer Common Stock to his or her spouse, siblings, in-laws, parents or any natural or adopted children or other descendants or to any personal trust for the sole benefit of such family members and/or Restricted Person, or to any corporation, limited liability company, partnership or other entity the majority of whose interests are owned by the Restricted Person and/or any such family members;

(b)         Each Restricted Person may transfer Common Stock on his or her death to such Restricted Person’s estate, executor, administrator or personal representative or to such Restricted Person’s beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

(c)         Each Restricted Person may transfer Common Stock as a gift or other transfer without consideration;

(d)         Each Restricted Person may make a bona fide pledge of Common Stock to a lender; and

(e)         Each Restricted Person may participate in any transaction in which all holders of the Common Stock of the Company participate or have the opportunity to participate pro rata, including, without limitation, a merger, consolidation or binding share exchange involving the Company, a disposition of the Common Stock in connection with the exercise of any rights, warrants or other securities distributed to the Company’s stockholders, or a tender or exchange offer for the Common Stock, provided, however, that in the case of any transfer of Common Stock pursuant to clauses (a), (c), and (d), the transferor shall, at the request of the Company, provide evidence (which may include, without limitation, an opinion of counsel satisfactory in form, scope and substance to the Company in its sole discretion as the issuer thereof) satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act, and such Common Stock shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement. Thereafter, such transferee shall be deemed to be the Restricted Person for purposes of this Agreement.

Florham and its agents, including its transfer agent, are authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

The undersigned’s obligations under this Lock-up Agreement shall be binding upon the undersigned’s successors, heirs, personal representatives and assigns, as the case may be.

The undersigned hereby warrants and represents that the undersigned has the full authority and capacity to enter into and carry out all the terms of this Lock-up Letter Agreement and is not subject to or bound by any agreement or instrument, or the order of any court or other governmental authority which in any way restricts the undersigned’s authority or capacity to enter into and carry out all the terms of this Lock-up Agreement.

This Lock-up Agreement, and all rights and obligations of the undersigned, shall be construed and enforced in accordance with and governed by the law of the State of New York.  This Lock-up Agreement shall be subject to the exclusive jurisdiction of the courts of New York County, New York. Any breach or default of any provision hereof shall be deemed to be a breach or default occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York, and the undersigned, for himself and its lawful successors, irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of New York for the purpose of enforcing the terms of hereof and the transactions contemplated hereby.  The undersigned irrevocably waives (for himself and its lawful successors), to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Lock-up Agreement or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waives any claim that any suit, action or proceeding brought in New York County, New York has been brought in an inconvenient forum.

[Signature page follows.]

Very truly yours,

Date: December 31, 2009
Signature

Print Name of Signatory

FLORHAM CONSULTING CORP.

STOCK OPTION AGREEMENT

This STOCK OPTION AGREEMENT (the “Agreement”) is dated as of December 31, 2009, by and between Florham Consulting Corp., a Delaware corporation (the “Company”), and ___________, having an address at ______________________, _______________, _________ (the “Optionee”):

WITNESSETH

WHEREAS, the Optionee has taken certain actions and performed certain services for the benefit of the Company for which the Company seeks to compensate the Optionee and to provide the Optionee with an additional incentive in connection with the taking of such actions and the performance of such services

WHEREAS, the Company desires to grant the Optionee, and the Optionee hereby accepts, the option to purchase shares of the Company’s common stock on the terms and conditions set forth herein; and

WHEREAS, pursuant to the 2009 Stock Incentive Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of Options under this Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the Company and the Optionee hereby agree as follows:

1.      Grant.  The Company hereby grants to the Optionee as of December 31, 2009 (the “Grant Date”) a non-qualified stock option (the “Option”) under the Plan, to purchase all or any part of an aggregate of 164,505 shares (the “Shares”) of common stock of the Company, par value $.0001 per share (the “Common Stock”).

2.      Number of Shares and Vesting.  This Option shall be exercisable for an aggregate of 164,505 Shares.  This Option shall be exercisable as to 82,252 Options on December 31, 2010, and up to 82,253 Options on December 31, 2011; provided, however, that this Option shall not be exercisable for Shares issuable upon exercise of this Option which have not vested at the time of Optionee’s departure from the Company, unless agreed to otherwise by the Company and the Optionee.

3.      Exercise Price.  The exercise price shall be $0.50 per share (the “Exercise Price”).

4.      Medium and Time of Payment. The Option shall be exercised by a written notice signed by the Optionee which identifies this Agreement and states the number of Shares then being purchased (the “Exercise Notice”), delivered to the attention of the Company’s Secretary at the address for the Company as set forth in Section 15.  The exercise date shall be the date such notice is received by the Company provided that consideration for the Exercise Price is received by such time or within a reasonable period of time thereafter.  The Exercise Notice shall be accompanied by the Exercise Price, which is payable either by: (a) cash payment, certified or bank check or money order, equal to the aggregate Exercise Price for the Shares being purchased; (b) a certificate(s) representing Common Stock owned by the Optionee, if not subject to any restrictions, with a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased; (c) a cashless exercise, pursuant to which the  Optionee shall be issued that number of Shares as is determined by multiplying the number of Shares being purchased hereunder by a fraction, the numerator of which shall be the difference between the then Fair Market Value of the Common Stock and the Exercise Price, and the denominator of which shall be the then Fair Market Value of the Common Stock; (d) such other manner as may be authorized by the Administrator and permitted under applicable law; or (e) by a combination of the methods described in clauses (a), (b), (c) and (d) above; provided, however, that in the event the Company determines at any time or from time to time that any of such exercise procedures may have an adverse  impact on  the Company’s financial statements, the Company may limit or prohibit the Optionee from using any such method of exercise, other than the procedure set forth in Section 4(a). The Exercise Notice shall state the method or methods being utilized by the Optionee to purchase Shares hereunder. “Fair Market Value” of a share of Common Stock as of a specified date shall mean the closing price of a share of  Common Stock on the principal securities exchange (including the Over-the-Counter Bulletin Board) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the market on which such shares trade on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded.  In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.  Upon acceptance of the Exercise Notice and receipt of payment in full, the Company shall cause to be issued a certificate representing the shares of Common Stock so purchased.

5.      Term and Exercise of the Option.  Subject to Section 2 above, the Option shall be exercisable beginning as of the date hereof and continuing until 5:00 p.m., New York City time, on a date which is five years from the date hereof (such date referred to herein as the "Expiration Date").

6.      Non-transferability.  This Option or any right or interest of the Optionee herein, may not be pledged, assigned, hypothecated, encumbered or otherwise transferred or assigned without the consent of the Administrator except by will, qualified domestic relations order or by the laws of descent and distribution, and may be exercised only by Optionee (or his or her guardian or legal representative) during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

7.      Representations and Warranties of Optionee.  (a)  Optionee represents and warrants that this Option is being acquired by Optionee for Optionee’s personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

(b)           Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of 1933, as amended (the “Securities Act”), on the basis of certain exemptions from such registration requirement.  Accordingly, Optionee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Securities Act and the resulting restrictions on transfer.  Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available.

(c)           Optionee hereby acknowledges that, in addition to certain restrictive legends that the securities laws of the state in which Optionee resides may require, each certificate representing the Shares may be endorsed with the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”); THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OF RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS NOT REQUIRED.

(d)           Optionee hereby acknowledges that the Company may, but is not required to, register the Shares issuable upon exercise of the Option with the United States Securities and Exchange Commission (the “SEC”) under the Securities Act in a registration statement on Form S-8.

8.      Adjustment in the Shares and Exercise Price.  If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, the Optionee shall receive upon exercise of the Option the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be.  The exercise price and other terms of the Option shall be appropriately amended to reflect the foregoing events.  If there shall be any other change in the number or kind of the outstanding Shares, or of any shares or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the Option, such adjustment shall be made in accordance with that determination.  Notice of any adjustment shall be given by the Company to the Optionee.

9.    Stop-Transfer Notices.  Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10.  No Limitation on Rights of the Company.  The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

11.  Rights as a Shareholder.  The Optionee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

12.  Compliance with Applicable Law; Interpretation of Agreement.

(a)  This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator.

(b) Optionee hereby acknowledges receipt of a copy of the Plan. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any Shares or certificates evidencing Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded.  The Company shall in no event be obligated to register any securities pursuant to the Securities Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such Shares or certificates evidencing Shares to comply with any such law, regulation or requirement.  The Administrator may require, as a condition of the issuance and delivery of such Shares and certificates evidencing such Shares and in order to ensure compliance with such laws, regulations, and requirements, that the Optionee make such covenants, agreements, and representations as the Administrator, in its sole discretion, considers necessary or desirable.

(c)  The Administrator shall have full and final authority to construe and interpret this Agreement and correct defects, supply omissions and to make all other determinations with respect as the Board deems advisable for the administration of this Agreement and Option.  The term “Administrator” as used in this Agreement shall include the Board or any committee of the Board that is charged with administering this Agreement and the Option.

13.  Agreement Not a Contract of Employment.  This Agreement is not a contract of employment, and the terms of the engagement of the Optionee or the relationship of the Optionee with the Company shall not be affected in any way by this Agreement except as specifically provided herein.  The execution of this Agreement shall not be construed as conferring any legal rights upon the Optionee for a continuation of engagement or relationship with the Company, nor shall it interfere with the right of the Company or any subsidiary thereof to discharge the Optionee and to treat him without regard to the effect which that treatment might have upon him as a Optionee.

14.  Withholding.  The Company shall have the right to deduct and withhold from payments or distributions of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be so deducted and withheld with respect to any shares issued upon exercise of the Option.  Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part by (i) causing the Company to withhold Shares  otherwise issuable pursuant to the exercise of the Option, (ii) delivering to the Company shares of common stock already owned by the Optionee, or (iii) delivering to the Company cash or a check to the order of the Company in an amount equal to the amount required to be so deducted and withheld.  The shares delivered in accordance with method (ii) above or withheld in accordance with method (i) above shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined.  The Optionee who has made (with the Company’s approval) an election pursuant to method (i) or (ii) of this Section 14 may only satisfy his or her  withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

15.  Notices. All notices, requests and demands given to or made upon the respective parties hereto shall be deemed to have been given or made three business days after the date of mailing when mailed by registered or certified mail, postage prepaid, or on the date of delivery if delivered by hand, or on the date of delivery by facsimile or by Federal Express or other reputable overnight delivery service, addressed to the parties at their addresses set forth below (and in the case of delivery by facsimile transmission, the facsimile number set forth below) or to such other addresses or facsimile number furnished by notice given in accordance with this Section 15: (a) if to the Company, to Kellis Veach, Chief Financial Officer and Secretary (facsimile number (561) 218-3776) (b) if to the Optionee, to the address first set forth above.

16.  Governing Law.  Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, New York law, without regard to the choice of laws of such state.

17.  Entire Agreement.  This Agreement contains all of the understandings and agreements between the Company and the Optionee concerning this Option and supersedes all earlier negotiations and understandings, written or oral, between the parties with respect thereto. The Company and the Optionee have made no promises, agreements, conditions or understandings either orally or in writing, that are not included in the Agreement.

18.  Headings.  The headings of Sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Agreement.

19.  Amendments. The Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

20.  Counterparts.  This Agreement may be signed in any number of counterparts (which may be transmitted by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Stock Option Agreement as of the date first written above.

FLORHAM CONSULTING CORP.

By:
Name:
Title:

Optionee:

Print Name

Signature

FLORHAM CONSULTING CORP.

STOCK OPTION AGREEMENT

This STOCK OPTION AGREEMENT (the “Agreement”) is dated as of December 31, 2009, by and between Florham Consulting Corp., a Delaware corporation (the “Company”), and ___________, having an address at ______________________, _______________, _________  (the “Optionee”):

WITNESSETH

WHEREAS, the Optionee has taken certain actions and performed certain services for the benefit of the Company for which the Company seeks to compensate the Optionee and to provide the Optionee with an additional incentive in connection with the taking of such actions and the performance of such services

WHEREAS, the Company desires to grant the Optionee, and the Optionee hereby accepts, the option to purchase shares of the Company’s common stock on the terms and conditions set forth herein; and

WHEREAS, pursuant to the 2009 Stock Incentive Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of Options under this Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the Company and the Optionee hereby agree as follows:

1. Grant.

(a)           The Company hereby grants to the Optionee as of December 31, 2009 (the “Grant Date”) a non-qualified stock option (the “Option”) under the Plan, to purchase all or any part of an aggregate of 1,279,484 shares (the “Shares”) of common stock of the Company, par value $.0001 per share (the “Common Stock”), at an exercise price (the “Exercise Price”) of $0.228 per share in respect of 639,742 of the Options (the “Tier I Options”) and $0.50 per share in respect of the remaining 639,742 Options (the “Tier II Options”).

(b)           This Agreement and the grant of the Option herein supersedes that certain Stock Option Agreement dated as of August 20, 2009 by and between the Optionee and Educational Investors, Inc. (the “Prior Stock Option Agreement”), which Prior Stock Option Agreement shall be deemed null and void as of the date hereof.

2. Number of Shares and Vesting.  This Option shall be exercisable for an aggregate of 1,279,484 Shares.  The Options shall be exercisable as follows:

(a)           The Tier I Options shall be exercisable if and only if the EBTDA Per Share for the applicable Measuring Year exceeds the Base Tier I EBTDA Per Share; and

(b)           The Tier II Options shall be exercisable if and only if the EBTDA Per Share for the applicable Measuring Year exceeds the Base Tier II EBTDA Per Share.

(c)           As used in this Section 2, the following terms have the respective meanings set forth below:

(i)           Base Tier I EBTDA Per Share means: (1) $0.036 for the Measuring Year ending December 31, 2010, (2) $0.055 for the Measuring Year ending December 31, 2011, (3) $0.091 for the Measuring Year ending December 31, 2012, (4) $0.109 for the Measuring Year ending December 31, 2013, and (5) $0.137 for the Measuring Year ending December 31, 2014.

(ii)          Base Tier II EBTDA Per Share means: (1) $0.055 for the Measuring Year ending December 31, 2010, (2) $0.091 for the Measuring Year ending December 31, 2011, (3) $0.137 for the Measuring Year ending December 31, 2012, (4) $0.164 for the Measuring Year ending December 31, 2013, and (5) $0.191 for the Measuring Year ending December 31, 2014.

(iii)         EBTDA Per Share means (1) the net income after taxes (exclusive of any non-recurring or extraordinary items paid or accrued) of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year, plus (A) federal and state income taxes paid or accrued in such Measuring Year, (B) amounts paid or accrued in such Measuring Year in respect of depreciation of tangible assets, and (C) amounts paid or accrued in such Measuring Year in respect of amortization of intangible assets, including goodwill, all as set forth on the audited consolidated statements of income or operations of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year and as determined in accordance with GAAP by the Company’s independent accountants, divided by (2) the weighted average of the outstanding Common Stock, measured on a fully diluted basis.

(iv)         GAAP means U.S. generally accepted accounting principles, as in effect from time to time, consistently applied.

(v)          Measuring Year means each calendar year of the Company ending on December 31, 2010, 2011, 2012, 2013 or 2014, as applicable.

3. Vesting; Right to Exercise.  The Options shall be deemed vested as of the date of grant.  The Optionee shall have the right to exercise the Options at any time and from to time after achievement of any applicable EBTDA Per Share target, regardless of any subsequent EBTDA Per Share results.

4. Medium and Time of Payment. The Option shall be exercised by a written notice signed by the Optionee which identifies this Agreement and states the number of Shares then being purchased (the “Exercise Notice”), delivered to the attention of the Company’s Secretary at the address for the Company as set forth in Section 15.  The exercise date shall be the date such notice is received by the Company provided that consideration for the Exercise Price is received by such time or within a reasonable period of time thereafter.  The Exercise Notice shall be accompanied by the Exercise Price, which is payable either by: (a) cash payment, certified or bank check or money order, equal to the aggregate Exercise Price for the Shares being purchased; (b) a certificate(s) representing Common Stock owned by the Optionee, if not subject to any restrictions, with a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased; (c) a cashless exercise, pursuant to which the  Optionee shall be issued that number of Shares as is determined by multiplying the number of Shares being purchased hereunder by a fraction, the numerator of which shall be the difference between the then Fair Market Value of the Common Stock and the Exercise Price, and the denominator of which shall be the then Fair Market Value of the Common Stock; (d) such other manner as may be authorized by the Administrator and permitted under applicable law; or (e) by a combination of the methods described in clauses (a), (b), (c) and (d) above; provided, however, that in the event the Company determines at any time or from time to time that any of such exercise procedures may have an adverse  impact on  the Company’s financial statements, the Company may limit or prohibit the Optionee from using any such method of exercise, other than the procedure set forth in Section 4(a). The Exercise Notice shall state the method or methods being utilized by the Optionee to purchase Shares hereunder. “Fair Market Value” of a share of Common Stock as of a specified date shall mean the closing price of a share of  Common Stock on the principal securities exchange (including the Over-the-Counter Bulletin Board) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the market on which such shares trade on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded.  In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.  Upon acceptance of the Exercise Notice and receipt of payment in full, the Company shall cause to be issued a certificate representing the shares of Common Stock so purchased.

5. Term and Exercise of the Option.  Subject to Section 2 above, the Option shall be exercisable beginning as of the date hereof and continuing until 5:00 p.m., New York City time, on a date which is five years from the date hereof (such date referred to herein as the "Expiration Date").

6. Non-transferability.  This Option or any right or interest of the Optionee herein, may not be pledged, assigned, hypothecated, encumbered or otherwise transferred or assigned without the consent of the Administrator except by will, qualified domestic relations order or by the laws of descent and distribution, and may be exercised only by Optionee (or his or her guardian or legal representative) during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

7. Representations and Warranties of Optionee.  (a)  Optionee represents and warrants that this Option is being acquired by Optionee for Optionee’s personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

(b)           Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of 1933, as amended (the “Securities Act”), on the basis of certain exemptions from such registration requirement.  Accordingly, Optionee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Securities Act and the resulting restrictions on transfer.  Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available.

(c)           Optionee hereby acknowledges that, in addition to certain restrictive legends that the securities laws of the state in which Optionee resides may require, each certificate representing the Shares may be endorsed with the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”); THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OF RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS NOT REQUIRED.

(d)          Optionee hereby acknowledges that the Company may, but is not required to, register the Shares issuable upon exercise of the Option with the United States Securities and Exchange Commission (the “SEC”) under the Securities Act in a registration statement on Form S-8.

8. Adjustment in the Shares and Exercise Price.  If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, the Optionee shall receive upon exercise of the Option the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be.  The exercise price and other terms of the Option shall be appropriately amended to reflect the foregoing events.  If there shall be any other change in the number or kind of the outstanding Shares, or of any shares or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the Option, such adjustment shall be made in accordance with that determination.  Notice of any adjustment shall be given by the Company to the Optionee.

9. Stop-Transfer Notices.  Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10. No Limitation on Rights of the Company.  The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

11. Rights as a Shareholder.  The Optionee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

12. Compliance with Applicable Law; Interpretation of Agreement.

(a)  This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator.

(b) Optionee hereby acknowledges receipt of a copy of the Plan. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any Shares or certificates evidencing Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded.  The Company shall in no event be obligated to register any securities pursuant to the Securities Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such Shares or certificates evidencing Shares to comply with any such law, regulation or requirement.  The Administrator may require, as a condition of the issuance and delivery of such Shares and certificates evidencing such Shares and in order to ensure compliance with such laws, regulations, and requirements, that the Optionee make such covenants, agreements, and representations as the Administrator, in its sole discretion, considers necessary or desirable.

(c)  The Administrator shall have full and final authority to construe and interpret this Agreement and correct defects, supply omissions and to make all other determinations with respect as the Board deems advisable for the administration of this Agreement and Option.  The term “Administrator” as used in this Agreement shall include the Board or any committee of the Board that is charged with administering this Agreement and the Option.

13. Agreement Not a Contract of Employment.  This Agreement is not a contract of employment, and the terms of the engagement of the Optionee or the relationship of the Optionee with the Company shall not be affected in any way by this Agreement except as specifically provided herein.  The execution of this Agreement shall not be construed as conferring any legal rights upon the Optionee for a continuation of engagement or relationship with the Company, nor shall it interfere with the right of the Company or any subsidiary thereof to discharge the Optionee and to treat him without regard to the effect which that treatment might have upon him as a Optionee.

14. Withholding.  The Company shall have the right to deduct and withhold from payments or distributions of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be so deducted and withheld with respect to any shares issued upon exercise of the Option.  Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part by (i) causing the Company to withhold Shares  otherwise issuable pursuant to the exercise of the Option, (ii) delivering to the Company shares of common stock already owned by the Optionee, or (iii) delivering to the Company cash or a check to the order of the Company in an amount equal to the amount required to be so deducted and withheld.  The shares delivered in accordance with method (ii) above or withheld in accordance with method (i) above shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined.  The Optionee who has made (with the Company’s approval) an election pursuant to method (i) or (ii) of this Section 14 may only satisfy his or her  withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

15. Notices. All notices, requests and demands given to or made upon the respective parties hereto shall be deemed to have been given or made three business days after the date of mailing when mailed by registered or certified mail, postage prepaid, or on the date of delivery if delivered by hand, or on the date of delivery by facsimile or by Federal Express or other reputable overnight delivery service, addressed to the parties at their addresses set forth below (and in the case of delivery by facsimile transmission, the facsimile number set forth below) or to such other addresses or facsimile number furnished by notice given in accordance with this Section 15: (a) if to the Company, to Kellis Veach, Chief Financial Officer and Secretary (facsimile number (561) 218-3776) (b) if to the Optionee, to the address first set forth above.

16. Governing Law.  Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, New York law, without regard to the choice of laws of such state.

17. Entire Agreement.  This Agreement contains all of the understandings and agreements between the Company and the Optionee concerning this Option and supersedes all earlier negotiations and understandings, written or oral, between the parties with respect thereto. The Company and the Optionee have made no promises, agreements, conditions or understandings either orally or in writing, that are not included in the Agreement.

18. Headings.  The headings of Sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Agreement.

19. Amendments. The Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

20. Counterparts.  This Agreement may be signed in any number of counterparts (which may be transmitted by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Stock Option Agreement as of the date first written above.

FLORHAM CONSULTING CORP.

By:
Name: David Stahler
Title: President

Optionee:

Print Name

Signature

FLORHAM CONSULTING CORP.

STOCK OPTION AGREEMENT

This STOCK OPTION AGREEMENT (the “Agreement”) is dated as of December 31, 2009, by and between Florham Consulting Corp., a Delaware corporation (the “Company”), and ___________, having an address at ______________________, _______________, _________ (the “Optionee”):

WITNESSETH

WHEREAS, the Optionee has taken certain actions and performed certain services for the benefit of the Company for which the Company seeks to compensate the Optionee and to provide the Optionee with an additional incentive in connection with the taking of such actions and the performance of such services

WHEREAS, the Company desires to grant the Optionee, and the Optionee hereby accepts, the option to purchase shares of the Company’s common stock on the terms and conditions set forth herein; and

WHEREAS, pursuant to the 2009 Stock Incentive Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of Options under this Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the Company and the Optionee hereby agree as follows:

1.      Grant.  The Company hereby grants to the Optionee as of December ___, 2009 (the “Grant Date”) a non-qualified stock option (the “Option”) under the Plan, to purchase all or any part of an aggregate of 109,670 shares (the “Shares”) of common stock of the Company, par value $.0001 per share (the “Common Stock”).

2.      Number of Shares.  This Option shall be exercisable for an aggregate of 109,670 Shares.

3.      Exercise Price.  The exercise price shall be $0.50 per share (the “Exercise Price”).

4.      Medium and Time of Payment. The Option shall be exercised by a written notice signed by the Optionee which identifies this Agreement and states the number of Shares then being purchased (the “Exercise Notice”), delivered to the attention of the Company’s Secretary at the address for the Company as set forth in Section 15.  The exercise date shall be the date such notice is received by the Company provided that consideration for the Exercise Price is received by such time or within a reasonable period of time thereafter.  The Exercise Notice shall be accompanied by the Exercise Price, which is payable either by: (a) cash payment, certified or bank check or money order, equal to the aggregate Exercise Price for the Shares being purchased; (b) a certificate(s) representing Common Stock owned by the Optionee, if not subject to any restrictions, with a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased; (c) a cashless exercise, pursuant to which the  Optionee shall be issued that number of Shares as is determined by multiplying the number of Shares being purchased hereunder by a fraction, the numerator of which shall be the difference between the then Fair Market Value of the Common Stock and the Exercise Price, and the denominator of which shall be the then Fair Market Value of the Common Stock; (d) such other manner as may be authorized by the Administrator and permitted under applicable law; or (e) by a combination of the methods described in clauses (a), (b), (c) and (d) above; provided, however, that in the event the Company determines at any time or from time to time that any of such exercise procedures may have an adverse  impact on  the Company’s financial statements, the Company may limit or prohibit the Optionee from using any such method of exercise, other than the procedure set forth in Section 4(a). The Exercise Notice shall state the method or methods being utilized by the Optionee to purchase Shares hereunder. “Fair Market Value” of a share of Common Stock as of a specified date shall mean the closing price of a share of  Common Stock on the principal securities exchange (including the Over-the-Counter Bulletin Board) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the market on which such shares trade on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded.  In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.  Upon acceptance of the Exercise Notice and receipt of payment in full, the Company shall cause to be issued a certificate representing the shares of Common Stock so purchased.

5.      Term and Exercise of the Option.  The Option shall be exercisable beginning as of the date hereof and continuing until 5:00 p.m., New York City time, on a date which is five years from the date hereof (such date referred to herein as the "Expiration Date").

6.      Non-transferability.  This Option or any right or interest of the Optionee herein, may not be pledged, assigned, hypothecated, encumbered or otherwise transferred or assigned without the consent of the Administrator except by will, qualified domestic relations order or by the laws of descent and distribution, and may be exercised only by Optionee (or his or her guardian or legal representative) during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

7.      Representations and Warranties of Optionee.  (a)  Optionee represents and warrants that this Option is being acquired by Optionee for Optionee’s personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

(b)           Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of 1933, as amended (the “Securities Act”), on the basis of certain exemptions from such registration requirement.  Accordingly, Optionee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Securities Act and the resulting restrictions on transfer.  Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available.

(c)           Optionee hereby acknowledges that, in addition to certain restrictive legends that the securities laws of the state in which Optionee resides may require, each certificate representing the Shares may be endorsed with the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”); THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OF RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS NOT REQUIRED.

(d)           Optionee hereby acknowledges that the Company may, but is not required to, register the Shares issuable upon exercise of the Option with the United States Securities and Exchange Commission (the “SEC”) under the Securities Act in a registration statement on Form S-8.

8.      Adjustment in the Shares and Exercise Price.  If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, the Optionee shall receive upon exercise of the Option the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be.  The exercise price and other terms of the Option shall be appropriately amended to reflect the foregoing events.  If there shall be any other change in the number or kind of the outstanding Shares, or of any shares or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the Option, such adjustment shall be made in accordance with that determination.  Notice of any adjustment shall be given by the Company to the Optionee.

9.      Stop-Transfer Notices.  Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10.    No Limitation on Rights of the Company.  The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

11.    Rights as a Shareholder.  The Optionee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

12.    Compliance with Applicable Law; Interpretation of Agreement.

(a)  This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator.

(b) Optionee hereby acknowledges receipt of a copy of the Plan. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any Shares or certificates evidencing Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded.  The Company shall in no event be obligated to register any securities pursuant to the Securities Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such Shares or certificates evidencing Shares to comply with any such law, regulation or requirement.  The Administrator may require, as a condition of the issuance and delivery of such Shares and certificates evidencing such Shares and in order to ensure compliance with such laws, regulations, and requirements, that the Optionee make such covenants, agreements, and representations as the Administrator, in its sole discretion, considers necessary or desirable.

(c)  The Administrator shall have full and final authority to construe and interpret this Agreement and correct defects, supply omissions and to make all other determinations with respect as the Board deems advisable for the administration of this Agreement and Option.  The term “Administrator” as used in this Agreement shall include the Board or any committee of the Board that is charged with administering this Agreement and the Option.

13.    Agreement Not a Contract of Employment.  This Agreement is not a contract of employment, and the terms of the engagement of the Optionee or the relationship of the Optionee with the Company shall not be affected in any way by this Agreement except as specifically provided herein.  The execution of this Agreement shall not be construed as conferring any legal rights upon the Optionee for a continuation of engagement or relationship with the Company, nor shall it interfere with the right of the Company or any subsidiary thereof to discharge the Optionee and to treat him without regard to the effect which that treatment might have upon him as a Optionee.

14.    Withholding.  The Company shall have the right to deduct and withhold from payments or distributions of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be so deducted and withheld with respect to any shares issued upon exercise of the Option.  Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part by (i) causing the Company to withhold Shares  otherwise issuable pursuant to the exercise of the Option, (ii) delivering to the Company shares of common stock already owned by the Optionee, or (iii) delivering to the Company cash or a check to the order of the Company in an amount equal to the amount required to be so deducted and withheld.  The shares delivered in accordance with method (ii) above or withheld in accordance with method (i) above shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined.  The Optionee who has made (with the Company’s approval) an election pursuant to method (i) or (ii) of this Section 14 may only satisfy his or her  withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

15.    Notices. All notices, requests and demands given to or made upon the respective parties hereto shall be deemed to have been given or made three business days after the date of mailing when mailed by registered or certified mail, postage prepaid, or on the date of delivery if delivered by hand, or on the date of delivery by facsimile or by Federal Express or other reputable overnight delivery service, addressed to the parties at their addresses set forth below (and in the case of delivery by facsimile transmission, the facsimile number set forth below) or to such other addresses or facsimile number furnished by notice given in accordance with this Section 15: (a) if to the Company, to Kellis Veach, Chief Financial Officer and Secretary (facsimile number (561) 218-3776) (b) if to the Optionee, to the address first set forth above.

16.    Governing Law.  Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, New York law, without regard to the choice of laws of such state.

17.    Entire Agreement.  This Agreement contains all of the understandings and agreements between the Company and the Optionee concerning this Option and supersedes all earlier negotiations and understandings, written or oral, between the parties with respect thereto. The Company and the Optionee have made no promises, agreements, conditions or understandings either orally or in writing, that are not included in the Agreement.

18.    Headings.  The headings of Sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Agreement.

19.    Amendments. The Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

20.    Counterparts.  This Agreement may be signed in any number of counterparts (which may be transmitted by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Stock Option Agreement as of the date first written above.

FLORHAM CONSULTING CORP.

By:
Name:
Title:

Optionee:

Print Name

Signature

INTEREST PURCHASE AGREEMENT

This Interest Purchase Agreement (this “Agreement”), is made and entered into as of the 16th day of December 2009 by and among Educational Investors, Inc., a Delaware corporation (“EII”); TD Management, Inc., a Delaware corporation (“TD”); Joseph S. Monaco, an individual (“Monaco”); and Florham Consulting Corp., a Delaware corporation (“Florham”).  EII, TD, Monaco and Florham are hereinafter sometimes individually referred to as a “Party” and collectively referred to as the “Parties.”

RECITALS:

A.          EII desires to purchase from TD and Monaco all of the outstanding membership interests of Training Direct LLC, a Connecticut limited liability company (the “Company”).

B.           100% of the issued and outstanding membership interests of the Company (the “Subject Interests”) are owned by TD and Monaco, and each of TD and Monaco own of record and beneficially 50% of the outstanding Subject Interests.

C.           TD and Monaco are willing to sell the Subject Interests to EII upon the terms and subject to the conditions hereinafter set forth.

D.           Upon consummation of the purchase of the Subject Interests, the Company will become a wholly-owned direct subsidiary of EII.

E.           Upon consummation or shortly following the consummation of the Subject Interests, EII will become a direct wholly-owned subsidiary of Florham upon consummation of the Reverse Merger (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” shall mean any Person who is an “affiliate” as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Articles of Organization” means the Articles of Organization of the Company, as filed with the Secretary of State of the State of Connecticut, including all amendments thereto.

“Business Day” shall mean any day, excluding Saturday, Sunday and any other day on which national banks located in New York, New York shall be closed for business.

“By-laws” means the By-laws of EII or its successor in interest after the consummation of the Reverse Merger, including all amendments thereto.

“Certificate of Incorporation” means the Certificate of Incorporation of Florham (to be renamed Educational Investors Corp., or such other name as shall be acceptable to EII), after the consummation of the Reverse Merger, as filed with the Secretary of State of the State of Delaware, including all amendments thereto.

“Closing Date” shall mean the date upon which the purchase and sale of the Subject Interests shall be consummated.

“Common Stock” means the shares of common stock of Florham after the consummation of the Reverse Merger authorized for issuance pursuant to the Certificate of Incorporation.

“Consulting Agreement” means the Consulting Agreement, dated as of the Closing Date, between EII and Joseph Monaco, in the form attached hereto as Exhibit A, as may be amended, restated, supplemented or modified from time to time in accordance with the terms therein.

“Discounted VWAP” means seventy percent (70%) of the VWAP of the Common Stock of Florham, but in any event not less than $0.40 per share.

“Dollar” and “$” means lawful money of the United States of America.

“EII” means Educational Investors, Inc., a Delaware corporation.

“EII Option Holders” means the collective reference to Joseph J. Bianco and Anil Narang.

“EII Stockholders” means the collective reference to Sanjo Squared LLC and Kinder Investments LP.

“Employment Agreement” means the Employment Agreement, dated as of the Closing Date, between the Company and Ashok Narang, in the form attached hereto as Exhibit B, as may be amended, restated, supplemented or modified from time to time in accordance with the terms therein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Florham” means Florham Consulting Corp., a Delaware corporation whose shares of Common Stock trade on the FINRA Over-the-Counter Bulletin Board.

“Florham Warrants” means warrants entitling the holder(s) to purchase an aggregate of 930,000 shares of Florham Common Stock at an exercise price of $0.05 per share that are currently issued and outstanding.

“GAAP” means generally accepted accounting principles in the United States of America as promulgated by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or any successor institutes concerning the treatment of any accounting matter.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Knowledge” means the knowledge after reasonable inquiry.

“Liabilities” means direct or indirect indebtedness, liability, claim (including, without limitation, any claim by a third party), loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of Taxes or any governmental charge or lawsuit.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).

“Losses” means all Liabilities, Taxes, Liens, expenses (including reasonable fees, disbursements and other charges of counsel).

“Material Adverse Effect” with respect to any Person, entity or group of entities means any event, change or effect that has or would have a materially adverse effect on the financial condition, business, results of operations or prospects of such entity or group of entities, taken as a consolidated whole.

“National Securities Exchange” means the collective reference to the New York Stock Exchange, the NYSE Alternext Exchange, the Nasdaq Stock Exchange, the FINRA OTC Bulletin Board or any other recognized national securities exchange in the United States.

“Operating Agreement” means the Operating Agreement of the Company that is or will be in effect as at the Closing Date, and in the form of Exhibit C annexed hereto and made a part hereof, including all amendments thereto.

 “Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Purchase Price” means One Million One Hundred Thousand Dollars ($1,100,000), which shall be payable in accordance with the provisions of Section 1.3 of this Agreement.

“Requirements of Law” means, as to any Person, any law, ordinance, regulation, statute, treaty, rule, right, privilege, qualification, license or franchise or inspection, order, judgment, injunction, award, decree or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its or his property or to which such Person or any of its or his property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

“Reverse Merger” shall have the meaning described in Section 1.5 of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Sellers” means, collectively, TD and Monaco, and pursuant to Section 1.1(a) Ashok Narang.

“Stock Option Agreements” means the Stock Option Agreements, dated August 20, 2009, between EII and each of Joseph J. Bianco and Anil Narang.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Subject Interests” means 100% of the issued and outstanding membership interests of the Company.

“Tax” means: (i) any income, alternative or add-on minimum tax, gross receipts tax, sales tax, use tax, ad valorem tax, transfer tax, franchise tax, profits tax, license tax, withholding tax, payroll tax, employment tax, excise tax, severance tax, stamp tax, occupation tax, property tax, environmental or windfall profit tax, custom, duty or other tax, impost, levy, governmental fee or other like assessment or charge of any kind whatsoever together with any interest or any penalty, addition to tax or additional amount imposed with respect thereto by any Governmental Authority responsible for the imposition of any such tax (domestic or foreign); (ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any taxable period, and (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person.

“Tax Return” means any return, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Trading Day” means any day on which the New York Stock Exchange or other National Securities Exchange on which the Common Stock trades is open for trading.

“Transaction Documents” means, collectively, this Agreement, the Consulting Agreement and the Employment Agreement.

“VWAP” means a fraction, the numerator of which is the sum of the product of (i) the closing trading price for the Common Stock on the applicable National Securities Exchange for each Trading Day during such twenty day period and (ii) the volume of the Common Stock on the applicable National Securities Exchange for each such day, and the denominator of which is the total volume of the Common Stock on the applicable National Securities Exchange during such twenty day period, each as reported by Bloomberg Reporting Service or other recognized stock market price reporting service.

SECTION 1.  PURCHASE AND SALE OF THE SUBJECT SHARES

1.1         Sale of the Subject Interests.

(a)           Immediately prior to the Closing Date, each of Monaco and TD shall amend the Operating Agreement to admit Ashok Narang (“Narang”) as a member and each of Monaco and TD shall assign five (5%) percent of their individual Subject Interests to Narang.  Accordingly, as at the Closing Date, (i) Monaco shall own forty-five percent (45%) of the Subject Interests, TD shall own forty-five percent (45%) of the Subject Interests and Narang shall own ten percent (10%) of the Subject Interests, and (ii) Narang shall be deemed to be one of “Sellers” pursuant to this Agreement.

(b)           On the Closing Date and subject to and upon the terms and conditions of this Agreement, the Sellers shall sell, assign, transfer and exchange to EII all, and not less than all, of the Subject Interests, consisting of 100% of the outstanding membership interests of the Company at the Closing Date.

(c)           On the Closing Date, the Sellers shall cause the Operating Agreement to be amended in order to reflect the admission of EII as the new sole member of the Company and the withdrawal of the Sellers as members thereof.

1.2         Payment of Purchase Price.  EII shall equally pay to the Sellers (on a pro rata ownership basis) the Purchase Price, against delivery of the Subject Interests, as follows.

(a)           $200,000 cash (the “Cash Portion”), which shall be paid by wire transfer of immediately available funds to bank accounts designated by the Sellers prior to the Closing Date;

(b)           A number of shares of Common Stock of Florham having a deemed value of $600,000 (the “Acquisition Shares”), with such number of Acquisition Shares to be determined by dividing $600,000 by the Discounted VWAP for the twenty (20) Trading Days immediately following the date of consummation of the Reverse Merger (as defined below), which Acquisition Shares shall be issued to the Sellers not later than three Business Days after determination of the Discounted VWAP; and

(c)           A number of shares of Common Stock of Florham having a deemed value of $300,000 (the “Escrow Shares”), with such number of Escrow Shares to be determined by dividing $300,000 by the Discounted VWAP for the twenty (20) Trading Days immediately following the date of consummation of the Reverse Merger (as defined below), which Escrow Shares shall be held in escrow and released therefrom according to the terms of Section 1.3 below.

1.3         Escrow Shares.  50% of the Escrow Shares shall be released to the Sellers in the event that the Tier I Options (as such term is defined in the Stock Option Agreements) become exercisable.  The remaining 50% of the Escrow Shares shall be released to the Sellers in the event that the Tier II Options (as such term is defined in the Stock Option Agreements) become exercisable. The release of the Escrow Shares shall occur not later than three Business Days after the conditions specified in this Section 1.3 have been met.  If the Escrow Shares are not released from escrow by March 31, 2015, then they shall be cancelled and contributed to the Company’s treasury.

1.4         Closing.  The closing of the sale and purchase of the Subject Interests (the “Closing”) will take place at the offices of Hodgson Russ LLP, at its office at 1540 Broadway, New York, New York 10036, within five (5) Business Days following the delivery of satisfaction or waiver of the conditions precedent set forth in Section 4 or at such other date as EII and the Sellers shall agree (the “Closing Date”), but in no event shall the Closing Date occur later than December 31, 2009, unless such date shall be extended by mutual agreement of EII and the Sellers.  It is anticipated that the Closing shall take place simultaneous with or promptly following the closing of the Reverse Merger transaction described in Section 1.5 below.

1.5         Reverse Merger.

(a)           Simultaneous with the date of execution of this Agreement, Florham and the EII Stockholders and EII Optionholders entered into an agreement and plan of merger in the form of Exhibit D annexed hereto (the “Reverse Merger Agreement”).  Such Reverse Merger Agreement contemplates the merger of a newly formed Delaware subsidiary of Florham (“Mergerco”) with and into EII, with EII as the surviving corporation of such merger (the “Reverse Merger”).

(b)           Upon consummation of the Reverse Merger (i) EII shall become a wholly-owned subsidiary of Florham, and (ii) the EII Stockholders and EII Optionholders shall own, in the aggregate, ninety-five (95%) percent of the fully-diluted Florham Common Stock as at the effective time of the Reverse Merger (A) after giving effect to the full exercise of the Florham Warrants and the exercise or conversion into Florham Common Stock of any other securities of Florham that are then exercisable for or convertible into Florham Common Stock), but (B) before giving effect to the issuance of the Acquisition Shares and the Escrow Shares issued to the Sellers pursuant to this Agreement.

(c)           Consummation of the transactions contemplated by the Reverse Merger Agreement and the Reverse Merger shall occur immediately prior to the Closing under this Agreement and the consummation of the transactions contemplated hereby.

SECTION 2.  REPRESENTATIONS AND WARRANTIES CONCERNING THE
SELLERS AND THE COMPANY.

Each of the Sellers hereby represents and warrants to EII and Florham, jointly and severally, as follows:

2.1         Representations Concerning the Sellers.

(a)           Each Seller has the power to enter into this Agreement and the Transaction Documents and to perform his or its obligations hereunder and thereunder.  The execution and performance of this Agreement and the Transaction Documents will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which such Seller is a party and will not violate any Requirements or Law applicable to such Seller or his or its properties.  The execution and performance of this Agreement and the Transaction Documents will not violate or conflict with any provision of the articles of organization or operating agreement of TD.

(b)           As at the date of this Agreement and the Closing Date, the Sellers are the record and beneficial owner of all, and not less than all, of the Subject Interests. The Subject Interests are owned of record and beneficially by the Sellers free and clear of all Liens, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.  There are no outstanding subscriptions, rights, options, warrants or other agreements obligating the Company to issue, sell or transfer any membership interests or other equity securities or any securities exercisable, convertible or exchangeable into such equity securities, or any options, warrants or rights with respect to any of the foregoing, except for the option previously granted by TD to Ashok Narang to purchase 20% of the Subject Interests currently held by TD, which shall be cancelled as of the Closing.

(c)           This Agreement and the Transaction Documents have been duly executed and delivered by each Seller, and constitutes the legal, valid and binding obligations of each Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

(d)           Except for the approval of the Department of Higher Education of the State of Connecticut (the “Department of Higher Education”), which approval shall be obtained by Sellers and the Company on or before the Closing, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Sellers of this Agreement and the Transaction Documents.

2.2         Organization and Good Standing; Authorization.  The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Connecticut and has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in each case as it is currently engaged.  The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of the Company.

2.3         Consents; Binding Effect.

(a)           Except for the approval of the Department of Higher Education, which approval shall be obtained by the Sellers and the Company on or before the Closing, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby.

(b)           This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

2.4         Financial Statements, Books and Records.

(a)           Schedule 2.4 consists of the audited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Company as of December 31, 2007 and December 31, 2008 and for the fiscal years then ended, and the unaudited consolidated balance sheet and statement of income of the Company for the comparative nine (9) month periods ended September 30, 2009 and September 30, 2008 (collectively, the “Financial Statements”).

(b)           To the extent that the above Financial Statements are not audited by a firm certified by the Public Company Accounting Oversight Board (“PCAOB”), if required by the Securities and Exchange Commission or applicable rules or regulations under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended, the Company will have such Financial Statements reaudited by a PCAOB certified firm prior to the Closing Date.

(c)           The Financial Statements fairly represent the financial position of the Company as at such dates and the results of their operations for the periods then ended.  The Financial Statements were prepared in accordance with GAAP applied on a consistent basis with prior periods except as otherwise stated therein.

(d)           All accounts, books and ledgers of the Company have been properly and accurately kept and completed in all material respects on a basis consistent with those of preceding accounting periods, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.  The books and records fairly and correctly set out and disclose, in all material respects, the current financial position and condition of the Company. All financial transactions involving the Company have been accurately recorded in the books and records and all such transactions represent actual, bona fide transactions.

2.5         Subsidiaries, Partnerships, Joint Ventures.  The Company does not have any Subsidiaries and does not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise and does not control, directly or indirectly, any other entity.

2.7         No Material Adverse Changes.  Except as otherwise described on Schedule 2.6 hereto, since December 31, 2008 there has not been:

(a)           any material adverse change in the financial position of the Company, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of the Company;

(b)           any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the Company whether or not covered by insurance;

(c)           any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the membership interests of the Company;

(d)           any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by the Company of any properties or assets; or

(e)           any adoption of a pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

2.8           Taxes.  The Company has timely filed, or has caused to be timely filed on its behalf, all applicable Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.  All Taxes shown to be due on such Tax Returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on the Company

2.9         Compliance with Laws.  The Company has complied with all Requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on the Company.

2.10       No Breach.  The execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not:

(a)           violate any provision of the Articles of Organization or Operating Agreement;

(b)           violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any contract or other agreement to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject or result in the creation of any Lien on the assets or properties of the Company; or

(c)           violate any Requirements of Law against, or binding upon,  the Company or upon the properties or business of  the Company or applicable to the transactions contemplated herein.

2.11       Actions and Proceedings.   The Company is not a party to any material pending litigation or, to its knowledge, any governmental investigation or proceeding not reflected in the Financial Statements, and to the Knowledge of the Sellers, no material litigation, claims, assessments or non-governmental proceedings is threatened against the Company.

2.12       Agreements.  Schedule 2.12 sets forth each material contract or arrangement to which the Company is a party or by or to which it or its assets, properties or business are bound or subject. Each such contract or arrangement: (a) is a valid and binding agreement, (b) is in full force and effect, and (c) neither the Company nor, to the Knowledge of the Sellers, any other party thereto is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such contract or arrangement. The Company has not assigned, delegated, or otherwise transferred any of its rights or obligations with respect to any such contracts or arrangements, or granted any power of attorney with respect thereto. The Sellers have given a true and correct fully executed copy of each material contract or arrangement to EII.

2.13       Real Estate.  The Company owns no real property.  With respect to any leasehold agreement entered into by the Company: (a) such agreement is valid and enforceable by the Company with respect to the other party thereto, (b) such agreement has not been altered or amended and is in full force and effect, and (c) all payments required to be made by the Company have been paid.  The Company is not in default in meeting any of its obligations under such agreement, no event exists which but for the passage of time or the giving of notice, or both, would constitute a default of the Company under such agreement no party to such agreement has claimed any default by the Company or is taking action purportedly based on such a default.

2.14       Intellectual Property.  The Company has or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights (the “Intellectual Property Rights”) that are necessary or material for use in connection with its businesses and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on the Company.  The Company has not received a written notice that such Intellectual Property Rights used by it violates or infringes upon the rights of any person. To the knowledge of the Sellers, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of such Intellectual Property Rights.

2.15       Tangible Assets.  The Company has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, projects, owned or leased by  the Company, any related capitalized items or other tangible property material to the business of the Company (the “Tangible Assets”).   The Company holds all right, title and interest in all the Tangible Assets owned by it as set forth on the Financial Statements or acquired by it after the date of the Financial Statements free and clear of all Liens.  All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of the Company.

2.16       Liabilities.   The Company does not have any Liabilities which are not fully, fairly and adequately reflected on the Financial Statements.  As of the Closing, the Company will not have any Liabilities, other than Liabilities fully and adequately reflected on the Financial Statements, including (a) trade payables incurred in the ordinary course of business, (b) up to $10,000 in a bank credit line secured by Company receivables and other assets, and (c) a lien on recently acquired Company equipment and furniture having a purchase price of approximately $60,000.

2.17       Operations of  the Company.  From December 31, 2008 through the Closing Date, except as disclosed on Schedule 2.17 or the Financial Statements, the Company has not and will not have:

(a)           declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its membership interests;

(b)           except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(c)           disposed of any assets except in the ordinary course of business;

(d)           materially increased the annual level of compensation of any executive employee;

(e)           adopted, increased, terminated, amended or otherwise modified any plan for the benefit of its employees; or

(f)            issued any equity securities or rights to acquire such equity securities.

2.18       Permits.  The Company has all material permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit it to own or lease its properties and to conduct its business as presently conducted (the “Permits”); all such Permits are in full force and effect and, to the Knowledge of the Company, no suspension or cancellation of any such Permit is threatened or will result from the consummation of the transactions contemplated by this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby.

2.19       Employment Matters.  The Company has complied in all material respects with all applicable Requirements of Law relating to employment or labor.  No present or former employee, officer or director of the Company has, or shall have at the Closing Date, any claim against the Company for any matter including, without limitation, for wages, salary, vacation, severance, or sick pay except for the same incurred in the ordinary course of business for the last payroll period prior to the Closing Date. There is no: (a) charge or complaint against the Company alleging a violation of any Requirements of Law relating to employment or labor, including any charge or complaint filed with the National Labor Relations Board or any comparable Governmental Authority, (b) pending labor strike, slowdown, work stoppage or other material labor trouble affecting the Company and there has not been any of the forgoing during the past three years; material labor grievance pending against the Company, (c) pending representation question respecting the employees of the Company, or (d) pending arbitration proceeding arising out of or under any collective bargaining agreement to which the Company is a party.  In addition, to the Knowledge of the Sellers: (i) none of the matters specified in clauses (a) through (d) above is threatened against the Company; (ii) no union organizing activities have taken place with respect to the Company; and (iii) no basis exists for which a claim may be made under any collective bargaining agreement to which the Company is a party.  The Company maintains a health insurance plan, but does not offer or participate in any other employment benefit plans.

2.20       Insurance.  The Company has in effect insurance of the type and amount customary for the conduct of its business and has paid all insurance policy premiums due and has otherwise performed all of its obligations under each insurance policy to which it is a party.  Copies of all such insurance policies have been furnished to EII.

2.21       Brokers or Finders.  No broker’s or finder’s fee will be payable by the Company in connection with the transactions contemplated by this Agreement.

2.22       Securities Law Matters.  The shares of Common Stock to be acquired by the Sellers are being issued pursuant to an exemption from the registration requirements of the Securities Act and are being acquired for the account of the Sellers and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the registration requirements of the Securities Act and applicable state securities laws.  Each Seller understands that if he or it should in the future decide to dispose of any of such shares of Common Stock, he or it may do so only in compliance with the registration requirements of the Securities Act and applicable state securities laws, as then in effect.  Each Seller agrees to the imprinting, so long as required by law, of a legend on certificates representing all of its shares of Common Stock to the following effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

2.23       Full Disclosure.  No representation or warranty by the Sellers in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by the Sellers pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of the Company.

SECTION 3.  REPRESENTATIONS AND WARRANTIES of EII and FLORHAM

Each of EII and Florham hereby severally (and not jointly and severally) represent and warrant to the Sellers as follows; it being expressly understood and agreed that: (i) all representations and warranties of EII shall, to the extent relevant, apply only to the capitalization, business, assets, financial conditions and prospects of EII (and not Florham), and (ii) all representations and warranties of Florham shall, to the extent relevant, apply only to the capitalization, business, assets, financial conditions and prospects of Florham (and not EII) :

3.1         Organization and Good Standing. Each of EII and Florham are a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in each case as it is currently engaged.  The execution, delivery and performance by each of EII and Florham of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of EII and Florham.

3.2         Binding Effect; Consents.

(a)           This Agreement and each of the other Transaction Documents have been duly executed and delivered by EII and Florham, and constitute the legal, valid and binding obligations of each of EII and Florham, enforceable against EII and Florham in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

(b)           Except for the approval of the Department of Higher Education which approval shall be obtained by the Sellers and the Company on or before the Closing, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, EII or Florham of this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby.

3.3     Capitalization.

(a)           As of the date of this Agreement, EII is authorized to issue 20,000,000 shares of common stock. An aggregate of 16,667,000 shares of EII common stock are issued and outstanding.  Except for the Stock Option Agreements and except as contemplated by this Agreement, there are no outstanding subscriptions, rights, options, warrants or other agreements obligating EII to issue, sell or transfer any shares of EII common stock or other equity securities or any securities exercisable, convertible or exchangeable into such equity securities, or any options, warrants or rights for common stock.   The record and beneficial owners of the 16,667,000 issued and outstanding shares of EII common stock as of the date hereof are set forth on Annex A to the Reverse Merger Agreement.

(b)           As of the date of this Agreement, Floham is authorized to issue 12,000,000 shares of capital stock, consisting of (i) 2,000,000 shares of preferred stock, $0.0001 par value per share, none of which are issued and outstanding, and (ii) 10,000,000 shares of Florham Common Stock, of which (A) 166,700 shares of Florham Common Stock are currently issued and outstanding, and (B) the Florham Warrants are currently issued and outstanding.

3.4         SEC Reports.   Florham has timely filed and is current in its filing of all Form 10-K, Form 10-Q, Form 8-K and other periodic reports (collectively, the “SEC Reports”) it is required to file with the Securities and Exchange Commission (“SEC”) under the Exchange Act.   To its Knowledge, none of the SEC Reports filed by Florham are currently being reviewed by the SEC and Florham has not received any letter of comments from the SEC that it has not, as yet, fully responded to.

3.5         Compliance with Laws.  Each of EII and Florham has complied with all Requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on EII or Florham.

3.6         Actions and Proceedings.  Neither EII nor Florham is a party to any material pending litigation or, to its knowledge, any governmental investigation or proceeding, and to its Knowledge, no material litigation, claims, assessments or non-governmental proceedings is threatened against it.

3.7         No Breach.  The execution, delivery and performance of this Agreement and the Transaction Documents by EII and Florham and the consummation of the transactions contemplated hereby and thereby will not:

(a)           violate any provision of their respective Certificates of Incorporation or By-laws;

(b)           violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any contract or other agreement to which EII or Florham is a party or by or to which it or any of its assets or properties may be bound or subject or subject or result in the creation of any Lien on the assets or properties of EII or Florham; or

(c)           violate any Requirements of Law against, or binding upon,  EII or Florham or upon their respective properties or business or applicable to the transactions contemplated herein.

3.8         Issuance of Shares.  The Acquisition Shares and Escrow Shares have been duly authorized by all necessary corporate action on the part of Florham, and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all Taxes, Liens and charges with respect to the issue thereof and the such Acquisition Shares and Escrow Shares shall be fully paid and nonassessable with the holder being entitled to all rights accorded to a holder of Common Stock.

3.9         Brokers or Finders.  No broker’s or finder’s fee will be payable by EII or Florham in connection with the transactions contemplated by this Agreement.

3.10       Full Disclosure.  No representation or warranty by EII or Florham in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by EII or Florham pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to complete and correct presentation of all material aspects of the business of  EII or Florham.

3.11       Department of Higher Education Approval.   To the best Knowledge of EII and Florham, there exist no facts or circumstances attributable to either of EII or Florham, which could reasonably be expected to have a negative impact on the Sellers’ and Company’s ability to obtain the requisite consent from the Department of Higher Education required to enable the Company to continue its current business and operations following the Closing.

SECTION 4.  CONDITIONS PRECEDENT

4.1         Conditions Precedent to the Obligations of the Sellers.   All obligations of the Sellers under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, as indicated below, of each of the following conditions, any of which may be waived by the Sellers:

(a)           The Secretary of EII shall have delivered to the Sellers a certificate, duly executed by such Person and certifying, that to the best of such Person’s knowledge and belief, (i) that the attached copies of the Certificate of Incorporation, the By-laws, and resolutions of the board of directors of EII approving this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect and (ii) as to the incumbency and specimen signature of each officer of EII executing this Agreement, each other Transaction Document and any other document delivered in connection herewith on behalf of EII.

(b)           The representations and warranties by or on behalf of EII contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of Closing Date as though such representations and warranties were made at and as of such time.

(c)           EII shall have performed and complied in all material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

(d)           An executive officer of EII shall have delivered to the Sellers a certificate, duly executed by such Person and certifying, that to the best of such Person’s knowledge and belief, the representations and warranties of EII set forth in this Agreement are true and correct in all material respects, and that EII has performed and complied, in all material respects, with all covenants, agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date.

(e)           Prior to the Closing, the Sellers and the Company shall have obtained the written consent of the Department of Higher Education.

(f)           EII shall have duly executed and delivered the Employment Agreement and the Consulting Agreement.

(g)           There shall be no pending or threatened litigation which could call into question the validity of the transactions contemplated by this Agreement.

(h)           EII shall have paid in full the Cash Portion of the Purchase Price for the Subject Interests.

(i)           Florham, EII and the EII Stockholders and EII Optionholders shall have duly executed the Reverse Merger Agreement and shall have consummated the Reverse Merger.

(j)           EII shall have reimbursed the Sellers in the amount of $2,200, which represents the $2,000 non-refundable application fee and $200 non-refundable application fee the Sellers previously paid to the Education Department in connection.

(k)           EII shall have submitted a $40,000 Irrevocable Letter of Credit, issued by a bank with its main office or branch located within the State of Connecticut, to the Department of Higher Education.

(l)            All corporate and other proceedings to be taken by EII and Florham in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Sellers and their counsel, and the Sellers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

4.2         Conditions Precedent to the Obligations of EII.  All obligations of EII and Florham under this Agreement are subject to the fulfillment, prior to or at Closing, of each of the following conditions, any of which may be waived by both EII and Florham:

(a)           The Secretary of the Company shall have delivered a certificate, duly executed by such Person and certifying, that to the best of such Person’s knowledge and belief, (i) that the attached copies of the Articles of Organization, the Operating Agreement, and resolutions of the managing members of the Company approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended and in full force and effect and (ii) as to the incumbency and specimen signature of each officer of the Company executing this Agreement and any other document delivered in connection herewith on behalf of the Company.

(b)           The representations and warranties by or on behalf of the Sellers and the Company contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of Closing Date as though such representations and warranties were made at and as of such time.

(c)           The Sellers and the Company shall have performed and complied in all material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

(d)           The Sellers and an executive officer of the Company shall have delivered a certificate, duly executed by such Person and certifying, that to the best of such Person’s knowledge and belief, the representations and warranties of the Sellers and the Company set forth in this Agreement are true and correct in all material respects, and that the Sellers and the Company have performed and complied, in all material respects, with all covenants, agreements and conditions contained herein required to be performed or complied with by them prior to or at the Closing Date.

(e)           Prior to the Closing, the Sellers and the Company shall have obtained the written consent of the Department of Higher Education and all other consents and approvals, if any, required to be obtained from any other Governmental Authorities and third parties in order to consummate the transactions contemplated hereby.

(f)           Joseph S. Monaco and Ashok Narang shall have duly executed and delivered the Employment Agreement and the Consulting Agreement, respectively.

(g)           The Sellers shall have duly executed and delivered a counterpart signature page to the Stockholders Agreement of EII.

(h)           Ashok Narang shall have executed and delivered an instrument terminating his right to receive any of the Subject Interests.

(i)           There shall be no pending or threatened litigation which could call into question the validity of the transactions contemplated by this Agreement.

(j)           Each of Florham and EII shall, in their sole and reasonable discretion, be satisfied with the results of its business, accounting, tax and legal due diligence investigation of the Company, including comfort that the Company’s (i) income before taxes for the year ending December 31, 2009 will not be materially less than $140,000 (after giving effect to the annualized compensation provided in the Consulting Agreement) and (ii) tangible net worth will not be materially less than $165,000 at Closing.

(k)           As of the Closing, the Company will not have any Liabilities, other than Liabilities fully and adequately reflected on the Financial Statements, including (a) trade payables incurred in the ordinary course of business, (b) up to $10,000 in a bank credit line secured by Company receivables and other assets, and (c) a lien on recently acquired Company equipment and furniture having a purchase price of approximately $60,000.

(l)           The Sellers shall have tendered the Subject Interests to EII.

(m)         All conditions to the consummation of the Reverse Merger shall have been satisfied or waived by the party for whose benefit such condition was provided.

(n)           All corporate and other proceedings to be taken by the Sellers and the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to EII and Florham and their respective counsel, and EII, Florham and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

SECTION 5.  COVENANTS

5.1         Exclusivity.  In order to induce EII and Florham to incur the effort and expense of due diligence examinations and analysis, the Company and the Sellers hereby, jointly and severally, agree that none of them will elicit, discuss, explore, entertain or consider any possible sale of all or any part of the Company’s securities or assets or any other change in control of the Company or its assets with any other person, or provide any information to any other person, other than such ordinary course of such business operations in circumstances where none of them has any reason to believe that such information may be used to evaluate a possible purchase or sale of some or all of the Company’s assets or securities.

5.2         Conduct of Business.  From the date of this Agreement to the Closing, the Company shall operate its business in the ordinary course consistent with past practices and shall use its best efforts to maintain the goodwill of its employees, customers and other interested parties.  Notwithstanding the above, unless otherwise required by the terms of this Agreement or  agreed to in writing by EII and Florham, the Company shall not (i) make any distributions to its members, (ii) enter into any agreements or transactions not in the ordinary course of business, (iii) enter into any agreements or transactions with any of its employees, officers, directors, managers, members, affiliates or any related party to any of the foregoing, or (iv) enter into any agreement or transaction described in Section 2.17 of this Agreement.

5.3         Corporate Examinations and Investigations.  The Company and the Sellers will permit EII, its representatives, accountants and counsel, to conduct an investigation and evaluation of the Company and, in connection therewith, will provide such assistance to such Persons as is reasonably requested.  EII and its representatives, subject to the approval of the Company (which approval shall not be unreasonably withheld), shall be permitted to contact and communicate with the Company’s bankers, accountants, attorneys, key personnel and other advisors on request. EII will similarly permit the Company, its representatives, accountants and counsel, to conduct an investigation and evaluation of EII and, in connection therewith, will provide such assistance to such Persons as is reasonably requested.  The Company and its representatives, subject to the approval of EII (which approval shall not be unreasonably withheld), shall be permitted to contact and communicate with EII’s bankers, accountants, attorneys, key personnel and other advisors on request.

5.4         Change of Ownership; Further Assurances.

(a)           The Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.  Each such Party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

(b)           Prior to Closing, the Sellers shall notify the Department of Higher Education and any other relevant Governmental Agencies of the change in ownership contemplated by this Agreement.  The Sellers shall use their collective best efforts (but without being required to make any personal expenditures or incur any personal liability) to obtain the consent of the Department of Higher Education to this Agreement and consummation of the transactions contemplated hereby and pursuant to the Reverse Merger Agreement.

(c)           The Company shall, at its expense, prepare and deliver the Financial Statements set forth in Section 2.4 of this Agreement. To the extent additional financial statements are required in order to effect the transactions contemplated herein or in connection with the Reverse Merger, the Company’s auditors shall prepare and provide them to EII and Florham at the Company’s expense.  In addition, the Company and its counsel shall assist EII, Florham and their counsel in the preparation of the Form 8-K and other filings required in connection with the Reverse Merger.

5.5         Confidentiality.  Each of the Company, the Sellers, Florham and EII agree not to make or permit to be made any public disclosure of the existence of the terms of this Agreement without the prior written consent of the others, except as otherwise required by Requirements of Law or as advised by legal counsel, except to their respective advisors and attorneys; provided, however, such obligation shall not apply to information which:

(a)           at the time of the disclosure was public knowledge;

(b)           is required to be disclosed publicly pursuant to any applicable federal or state securities laws;

(c)           after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

(d)           the receiving party had within its possession at the time of disclosure.

5.6         Expenses.  The Company and the Sellers, on the one hand, and EII and Florham, on the other hand, will bear all of respective costs and expenses (including, but not limited to, fees and expenses of legal counsel, accountants, and other representatives and consultants) in connection with the transactions contemplated hereby

5.7         Post-Closing Covenants.  Each of the Parties hereto shall use their best efforts to comply with the following post-closing covenants:

(a)           Board of Managers.     On and after the Closing, the Board of Managers of the Company shall consist of four (4) Persons, being (a) Joseph S. Monaco, (b) Joseph J. Bianco, (c) Anil Narang, and (d) Ashok Narang (the “Board of Managers”).

(b)          Filings.  The Parties shall use all commercially reasonable efforts promptly to make all filings with the Department of Higher Education and any and all other educational Governmental Agencies necessary to carry out the Company’s current business and operations and the Sellers and EII shall cooperate in good faith to share information and documents required to complete such filings;

(c)          Company Employees and Consultants.                    For a period of not less than one (1) year following the Closing, to continue to employ all or substantially all of the Company’s employees providing full-time service to the Company as of the Closing (subject to the Company’s continued satisfaction with the performance of such employees) and permit the Company to continue to honor the terms of such employees’ employment agreement, as well as any other employee benefit related agreement currently in effect between such employee and the Company.  In addition, in each instance that the issue of a Company employee’s term of service is called into question, the period of service by such employee with the Company prior to the Closing shall be credited, to the extent permitted by applicable law and applicable tax qualification requirements, and subject to any generally applicable break in service or similar rules.  In addition to the foregoing, the Company shall honor all of the terms and conditions of the Employment Agreement and Consulting Agreement.

(d)          Conduct of Company Business.              Subject at all times the right of the Board of Managers of the Company to manage its business, following the Closing, EII and Florham shall permit the Company to carry on its business in the ordinary course consistent with past practice, including the obligation to maintain:

(i)           the current business operations of the Company as an ongoing business and preserve its goodwill, in accordance with past custom and practice;

(ii)          the Company in good standing with the Department of Higher Education and other Government Agencies with which the Company currently maintains such standing;

(iii)         marketing and student recruiting efforts in the ordinary course, consistent with past practice; and

(iv)         all school records, continue and perform the obligation of the Company to teach all students who have not completed their programs, and continue to issue tuition refunds, all as required under Applicable Laws and consistent with the Company’s past practices.

(e)           Organizational Documents.   So long as the business and operations of the Company remain profitable, the organizational documents of the Company will not be amended or modified in a manner that would materially change the nature of the business and operations of the Company as presently conducted.

SECTION 6.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

Notwithstanding any right of either Party to investigate the affairs of the other Party, each Party has the right to rely fully upon representations, warranties, covenants and agreements of the other Party contained in this Agreement or in any document delivered to one by the other or any of their representatives, in connection with the transactions contemplated by this Agreement.  All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the closing hereunder for twelve (12) months following the Closing, except for the representations and warranties of the Sellers set forth in Section 2.1(a), (b) and (c) of this Agreement, which shall survive indefinitely.

SECTION 7.  INDEMNIFICATION; DISPUTE RESOLUTION; NON-COMPETITION.

7.1         Indemnification by the Sellers.

(a)           From and after the Closing, the Sellers shall jointly and severally indemnify and hold harmless EII, Florham and their directors, officers, employees, agents, stockholders and Affiliates (collectively, the “Purchasing Parties”) from and against any and all Losses finally awarded arising out of, resulting from or in any way related to: (i) a breach by the Sellers or the Company of any of their representations and warranties contained herein, or (ii) the failure to perform or satisfy, when due, any of the covenants and agreements made by the Sellers or the Company in this Agreement or in any other document or certificate delivered by the Sellers or the Company at the Closing pursuant hereto.

(b)           Notwithstanding the foregoing, the indemnification obligations of the Sellers under Section 7.1(a)(i) above shall not be applicable to Losses incurred by EII Parties which shall be in excess of the Purchase Price (the “Indemnity Cap”); provided, that there shall be no Indemnity Cap with respect to the matters contemplated by Section 7.1(a)(ii) above or for any breach of the provisions of Section 2.1 (a), (b) or (c) of this Agreement, and such indemnity obligations shall survive indefinitely.  Any payment made to any Purchasing Party pursuant to the indemnification obligations under this Section 7.1 shall constitute a reduction in value of the Purchase Price paid pursuant to this Agreement.

7.2         Indemnification by EII and Florham.

(a)           From and after the Closing, EII and Florham shall severally (not jointly) indemnify and hold harmless the Sellers and their respective managers, officers, employees, agents, members and Affiliates (collectively, the “Sellers Parties”) from and against any and all Losses finally awarded arising out of, resulting from or in any way related to: (i) a breach by EII or Florham, as the case may be, of their several representations and warranties contained herein, or (ii) the failure to perform or satisfy, when due, any of the covenants and agreements made by EII or Florham in this Agreement or in any other document or certificate delivered by EII or Florham at the Closing pursuant hereto.  Notwithstanding the foregoing, in no event shall EII be liable to indemnify the Sellers Parties for any representation or warranty of Florham contained in this Agreement, and in no event shall Florham be liable to indemnify the Sellers Parties for any representation or warranty of EII contained in this Agreement

(b)           Notwithstanding the foregoing, the indemnification obligations of EII and Florham under Section 7.2(a)(i) above shall not be applicable to Losses incurred by the Seller Parties which shall be in excess of the Purchase Price (the “Indemnity Cap”); provided, that there shall be no Indemnity Cap with respect to the matters contemplated by Section 7.2(a)(ii) above or for any breach of the provisions of Section 3.1 and Section 3.2(a) of this Agreement, and such indemnity obligations shall survive indefinitely.  Any payment made to any Seller Party pursuant to the indemnification obligations under this Section 7.2 shall constitute an increase in value of the Purchase Price paid pursuant to this Agreement.

(c)           In the event that any claim for Losses shall be asserted against any of the Seller Parties for which EII and/or Florham is liable to indemnify against pursuant to this Section 7.2, EII and Florham shall have the sole right to conduct, at its expense, the defense of any and all such claims with counsel of its choosing, and shall have the sole right to effect any financial settlement of any such claims for Losses; provided, however, that if any such settlement would result in any injunction or restrictions on the Seller Parties, or otherwise require any of the Seller Parties to pay any ongoing royalties or other payments to any Person, no such settlement may be effected by EII or Florham  without the prior written consent of the Sellers.

SECTION 8.  MISCELLANEOUS

8.1         Waivers.  The waiver of a breach of this Agreement or the failure of any Party hereto to exercise any right under this Agreement shall in no way constitute waiver as to future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

8.2         Amendment.  This Agreement may be amended or modified only by an instrument of equal formality signed by the Parties or the duly authorized representatives of the respective Parties.

8.3         Assignment.  This Agreement is not assignable except by operation of law.

8.4         Notice.  Until otherwise specified in writing, the mailing addresses and fax numbers of the parties of this Agreement shall be as follows:

To the Sellers or the Company:

Training Direct LLC
3885 Main Street
Bridgeport, Connecticut
Attn: Joseph S. Monaco, President
Fax: (203) ________

with a copy to (which shall not constitute notice):

Leser, Hunter, Taubman & Taubman
17 State Street, Suite 1610
New York, New York 10004
Attn: Louis Taubman, P.C.
Fax:  (212) 202-6380
Email:  lou@lhttlaw.com

To EII:

Educational Investors, Inc.
644 Broadway
New York, New York 10012
Attn:  Joseph Bianco, President
Fax:  (212) 473 8547
Email:  jjbianco@aya.yale.edu

with a copy to (which shall not constitute notice):

Hodgson Russ, LLP
1540 Broadway, 24th Floor
New York, NY 10036
Attn:  Stephen A. Weiss, Esq.
Fax: (212) 751-0928
Email:  sweiss@hodgsonruss.com

To Florham:

Florham Consulting Corp.
64 Beaver Street, Suite 233
New York, New York 10004
Attn: David Stahler, President
(646) 206-8280

with a copy to (which shall not constitute notice):

Jonathan Turkel, Esq.
44 Wall Street
2nd Floor
New York, NY 10005
Fax: 212 785 3294
Email:  jonathanturkel@hotmail.com

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

8.5         Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of any jurisdiction.  All actions and proceedings arising out of or relating to this agreement shall be brought by the parties and heard and determined only in a federal or state court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections to the venue of such federal and New York courts. The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

8.6         Waiver of Jury Trial.  Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such Party hereby irrevocably and unconditionally waives any right such Party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this Agreement. Each Party certifies and acknowledges that (a) no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each Party understands and has considered the implications of this waiver, (c) each Party makes this waiver voluntarily, and (d) each Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.6.

8.7         Publicity.  No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance by the other party.

8.8         Entire Agreement.  This Agreement (including the schedules to be attached hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, written or oral, with respect hereof.

8.9         Headings.  The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

8.10       Severability of Provisions.  The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

8.11       Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

8.12       PDF and Facsimile Signatures.           This Agreement and the other Transaction Documents may be executed and delivered with electronic pdf or facsimile signatures of the respective Parties; each of which shall have the same validity as original signatures hereto.

8.13       Binding Effect.  This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

8.14       Press Releases and Filings.  The Parties will mutually agree as to the wording and timing of any informational releases concerning this transaction prior to and through Closing.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

SELLERS:

/s/ Joseph S. Monaco
JOSEPH S. MONACO

TD MANAGEMENT, INC.

By:	/s/ Anil Narang
Name: Anil Narang
Title:

EII:

EDUCATIONAL INVESTORS, INC.

By:	/s/ Joseph J. Bianco
Name: Joseph J. Bianco
Title: Chief Executive Officer

FLORHAM:

FLORHAM CONSULTING CORP.

By:	/s/ David Stahler
Name: David Stahler,
Title: President
ACCEPTED AND AGREED TO:

/s/ Ashok Narang
ASHOK NARANG

EMPLOYMENT AGREEMENT

THIS AGREEMENT (this “Agreement”), dated December 31, 2009 and effective as of December 31, 2009 (the “Effective Date”), by and between Training Direct LLC, a Connecticut limited liability company (“the Company”), and Ashok Narang (“the Executive”).

1.    Term.    The Company hereby employs the Executive, and the Executive hereby accepts employment, for term commencing on Effective Date hereof and, subject to earlier termination as provided in Section 5 hereof, continuing through December 31, 2012 (the “Initial Term”); which Initial Term may be extended by mutual agreement of the Company and the Executive (such Initial Term, as the same may be so extended, being hereinafter sometimes called the “Term of Employment”).  The Executive shall perform the services specified herein, all upon the terms and conditions hereinafter stated.  This Agreement may be extended only upon the written consent of the parties hereto.

2.    Duties and Responsibilities.

a.         General.  The Executive shall serve as the Vice President and a Director of the Company and shall have responsibility for the overall operation of the Company.  In addition, the Executive shall have such other duties as are normally associated with and inherent in the executive capacity in which the Executive will be serving or as may be delegated to the Executive by the Board of Directors (the “Board of Directors”) of the Company and/or of Educational Investors, Inc., a Delaware corporation and the parent corporation of the Company (“EII”). The Executive also agrees to perform, without additional compensation (other than reimbursement of reasonable travel expenses), such services for any subsidiary or affiliate corporation of the Company or EII and any successor-in-interest to the Company or EII (together with the Company and EII, hereinafter collectively called the “Company Group”), as the Board of Directors shall from time to time reasonably specify.

b.         Time.  The Executive shall devote the substantial portion of his business time, attention and energy to the Business (as defined herein) of the Company Group as necessary and appropriate to further the interests of the Company Group.

3.    Salary and Bonus.

a.           During the Initial Term, the Company shall pay to the Executive a salary at an annual rate of One Hundred Thirty-Five Thousand ($135,000) Dollars (the “Base Salary”).  The Base Salary shall be payable in accordance with the regular payroll policies of the Company with respect to executive officers, in effect from time to time during the Term of Employment.  If the Executive’s Term of Employment shall be extended by mutual agreement of the parties beyond the Initial Term, the Base Salary shall be as mutually agreed between the Executive and the independent members of the Board of Directors.  For the purpose of this Agreement, the term “independent members” shall mean the members of the Board of Directors, other than the Executive or any other person who is an employee of the Company.

b.           In addition to the Base Salary, the Executive shall be entitled to receive an annual bonus (the “Bonus”) in such about as shall be determined in the sole discretion of the independent members of the Board of Directors following the end of each fiscal year of the Company Group.

4.    Incentive Awards and Fringe Benefits.

a.              Stock Options.        In addition to (and not in lieu of) the Base Salary and Bonus, the Executive may be granted options to purchase, or stock appreciation rights in, shares of the common stock of EII.

b.              Benefit Plans.  In addition to the other compensation payable to the Executive hereunder, and except as otherwise set forth herein, the Executive shall be eligible to participate in all pension, profit sharing, retirement savings plan, 401K or other similar benefit, medical, disability and other employee benefit plans and programs generally provided by the Company to its senior staff from time to time hereafter (other than those provided pursuant to separately negotiated individual employment agreements or arrangements), subject to, and to the extent the Executive is eligible, the respective terms of such benefit plans and programs.

c.              Expenses.  During the Term of Employment, the Company shall pay or reimburse the Executive, upon submission of appropriate documentation by him, for all out-of-pocket expenses for entertainment, travel, meals, hotel accommodations, and the like incurred by him in the interest of the Business.

d.              Vacation.  The Executive shall be entitled to three weeks annual paid vacations per calendar year in accordance with Company policies.

e.              Insurance.    During the Term of Employment, the Executive shall be entitled to participate in any group insurance plan, including health insurance, term life insurance, and disability insurance policies (collectively, “Company Plans”) from time to time maintained by the Company; provided that such insurance can be obtained on economically reasonable terms. Should the Company not have an applicable Company Plan, the Executive shall be reimbursed for any economically reasonable medical insurance premiums paid by the Executive.

5.    Termination.

a.           Death.   If the Executive shall die prior to the expiration of the Term of Employment, the Company shall have no further obligation hereunder to the Executive or his estate except to pay to the Executive’s estate the amount of the Executive’s Base Salary accrued to the date of his death, plus any accrued but unpaid Bonus for fiscal year(s) preceding the Executive’s death. Such payment shall be made promptly after the date of death to the Executive’s estate, except for payment of the current fiscal year Bonus which shall be made at the end of the fiscal year in which death occurred.

b.           Disability. If prior to the expiration of the Term of Employment, the Executive shall be prevented, during a continuous period of ninety (90) days (the “Disability Period”), from performing his duties by reason of “disability,” the Company may terminate this Agreement, in which event the Executive shall receive: (i) his Base Salary accrued to the date upon which any determination of disability shall have been made as hereinafter provided, which Base Salary payment may be reduced by the amount of any disability income payments the Executive may receive in connection with such occurrence of disability during the Disability Period under any policy or plan carried or maintained by or on behalf of the Company and under which the Executive is a beneficiary or participant, and (ii) any Bonus that would have been payable at the time of such termination for disability pursuant to Section 3(b). The Executive shall continue to have the right to receive benefits, if any, under any Company Plans, but only in accordance with the terms of such plan or policy as they apply to persons whose employment has been terminated as a result of an employee’s permanent disability.  Such payment shall be made to the Executive within five days of the end of the Disability Period, except for payment of the current fiscal year Bonus which shall be made at the end of the fiscal year in which the Disability Period arose.

For purposes of this Agreement, the Executive shall be deemed to have become disabled when the Board of Directors (excluding the Executive or any of his affiliates), upon the diagnosis of a reputable, licensed physician of the Company’s choice, in consultation with the Executive’s primary physician, shall have determined that the Executive shall have become unable to perform his duties under this Agreement, whether due to physical or mental incapacity or to infirmity caused by chronic alcoholism or drug use (excluding infrequent and temporary absences due to ordinary illness); provided that such incapacity shall have continued uninterrupted for a period of not less than ninety (90) days.

c.           Cause.   Notwithstanding any other provision of this Agreement, if prior to the expiration of the Term of Employment, the Company shall have the right to discharge the Executive “for Cause,” as defined below, then this Agreement shall terminate effective upon such discharge, and upon such termination, the Company shall have no further obligation to the Executive or his estate, except that the Company will pay to the Executive, within thirty (30) days of such termination, or in the event of his subsequent death, his estate, an amount equal to the Executive’s Base Salary, as provided in Section 3 hereof, accrued to the date of termination.  In addition, the Executive shall not, after the date of termination, be entitled to receive benefits, if any, under any Company Plans. In the event of termination of the Executive’s employment for Cause, the Company shall not pay, and the Executive shall not be entitled to receive, any Bonus.

For the purposes hereof, the term “Cause” shall mean and be limited to a discharge resulting from any one of the following:

(i)           the Executive’s conviction of a felony or any other crime involving moral turpitude,

(ii)          a final determination by a court of competent jurisdiction that the Executive has breached his fiduciary duties to the Company, or

(iii)         the Executive’s breach of any of his material covenants and obligations under this Agreement or his willful failure or refusal to follow written lawful polices or directives established by the Board of Directors; provided that the Board of Directors shall have first given written notice thereof to the Executive on each occasion describing in reasonable detail the alleged material breach, failure or refusal, and such breach or willful failure or refusal to follow written lawful policies or directives shall remain uncured for a period of twenty (20) days following receipt of each such notice.

d.           Other Reasons for Termination.

(i)          By the Executive.

The Executive may terminate this Agreement prior to the end of the Term of Employment either (A) upon ten (10) days written notice with Good Reason (“Termination With Good Reason”), or (B) for any or no reason by providing three months’ advance written notice to the Company.

As used herein, the term “Good Reason” shall mean: (a) a material reduction in the scope of the Executive’s title, authority, duties or responsibilities in effect as of the Effective Date, which reduction has (i) not been approved in good faith and for proper business purposes by the Board of Directors, and (ii) is not remedied by the Company within twenty (20) days after notification to the Company containing a reasonably detailed description of such reduction; (b) a demand by the Company that the Executive relocate his principal residence, or (c) the Company’s breach of any material obligation owed to the Executive under this Agreement, including any salary or Bonus payment obligations; provided that the Executive has given the Company notice thereof describing in reasonable detail the alleged breach or failure, and the Company has failed to cure such breach or failure within a period of twenty (20) days following receipt of such notice.

(ii)         By the Company.

The Company may terminate this Agreement prior to the end of the Term of Employment, other than as provided in paragraphs (a), (b) and (c) of this Section 5, by providing three (3) months’ advance written notice to the Executive.

A termination initiated by the Company pursuant to paragraph (d)(ii) or the Executive pursuant to paragraph (d)(i)(B), shall be referred to as a “Termination Without Cause”.

In the event of a Termination Without Cause initiated by the Executive, the Company shall pay to the Executive, or in the event of his death, to his estate, the amount of the Executive’s Base Salary accrued to the date of termination.  In the event of a Termination Without Cause initiated by the Company or a Termination With Good Reason initiated by the Executive, the Company shall additionally pay to the Executive (i) any accrued but unpaid Bonus for fiscal year(s) preceding the fiscal year of termination, (ii) the Bonus that would have been paid to the Executive in the fiscal year in which his termination occurred, prorated as to the number of days the Executive was employed pursuant to this Agreement in the year of his termination, and (iii) an additional amount which shall be equal to the greater of (A) one-third (1/3) of the Base Salary which would have been paid to the Executive for the Term of Employment remaining uncompleted at the time of such termination, or (B) one full year’s Base Salary.  The amounts set forth in clauses (i) and (iii) above shall be paid in full within thirty (30) days of the date of termination, while the amount set froth in clause (ii) above shall be paid at the end of the fiscal year in which the Termination Without Cause occurred.  In the event of a Termination with Good Reason or a Termination Without Cause pursuant to Section 5(d)(ii), the Executive shall continue to have the right to receive benefits, if any, under any Company Plans, but only in accordance with the terms of such plan or policy as they apply to persons whose employment has been terminated without cause.

6.    Confidential Information.

a.           The Executive acknowledges that in the course of his employment with the Company he may receive certain information, knowledge and data concerning the Business of the Company Group and its affiliates or pertaining to any individual, firm, corporation, partnership, joint venture, business, organization, entity or other person which the Company Group may do business with during the Term of Employment, which is not in the public domain, including but not limited to trade secrets, employee records, names and lists of suppliers and customers, programs, statistics, processes, techniques, pricing, marketing, software and designs, or any other matters, and all other confidential information of the Company Group and its and affiliates acquired in connection with your employment (hereinafter referred to collectively as "Confidential Information”), which the Company Group and its affiliates desire to protect.  The Executive understands that such Confidential Information is confidential, and he agrees not to reveal or disclose or otherwise make accessible such Confidential Information to anyone outside of the Company or any affiliate and their respective officers, employees, directors, consultants or agents, so long as the confidential or secret nature of such Confidential Information shall continue, whether or not he is employed by the Company.

b.           The Executive further agrees that during the Term of Employment and thereafter, he will not use such information in competing with the Company Group or any affiliate or for any other personal gain.  At such time as the Executive shall cease to be employed by the Company for whatever reason or at any other time the Company may reasonably request, he shall promptly deliver and surrender to the Company all papers, memoranda, notes, records, reports, sketches, specifications, designs and other documents, writings (and all copies thereof), and other property produced by him or coming into his possession by or through his employment hereunder and relating to the Confidential Information referred to in this Section 6 or otherwise to the Business, and the Executive agrees that all such materials will at all times remain the property of the Company.

7.    Agreement Not to Compete and Not to Solicit.

a.           Agreement Not to Compete.   For so long as the Executive shall be employed with the Company and, subject to the payment of the Non-Compete Consideration, for a period of two (2) years after any termination of such employment for any reason except pursuant to Section 5(d)(ii), except as may be specifically permitted by the independent members of the Board of Directors, the Executive shall not be engaged, directly or indirectly, whether as an officer, employee, director, stockholder, partner, joint venturer or other participant, in any other business activity which would be competitive with the Business or any other business conducted by the Company Group during the Term of Employment; provided that the Executive shall be permitted to own or acquire up to five percent (5%) of the outstanding capital stock or equity of any publicly traded corporation or other Person that engages in a business in competition with the Business of the Company Group.

b.           As used herein, the term “Business” shall mean and include the collective reference to the ownership and operation of businesses that provide instruction and academic, financial or vocational educational services to consumers, whether through lectures, on-line Internet courses or classroom streaming, or textbooks.  The term “Non-Compete Consideration” shall mean the annualized Base Salary of the Executive immediately preceding termination of employment.

c.           It is expressly agreed that if any restrictions set forth in Section 7(a) are found by any court having jurisdiction to be unreasonable because they are too broad in any respect, then and in each such case, the remaining restrictions herein contained shall, nevertheless, remain effective, and this Agreement, or any portion thereof, shall be considered to be amended so as to be considered reasonable and enforceable by such court, and the court shall specifically have the right to restrict the business or geographical scope of such restrictions to any portion of the business or geographic areas described above to the extent the court deems such restriction to be necessary to cause the covenants to be enforceable, and in such event, the covenants shall be enforced to the extent so permitted.

d.           Agreement Not to Solicit.  For so long as the Executive shall be employed with the Company and for a period of three (3) years following the termination of this Agreement for any reason, the Executive agrees that he will not, either directly or indirectly, through any person, firm, association, corporation, partnership, agency or other business entity or person with which he is now or may hereafter become associated, (i) cause or induce any present or future employee of the Company Group to leave the employ of the Company Group or any affiliate to accept employment with the Executive or with such person, firm, association or corporation, agency or other business entity or (ii) solicit any person or entity which is a customer of the Company Group for the purpose of directly or indirectly furnishing services competitive with the Company Group.

8. Specific Performance.  The Executive acknowledges that a remedy at law for any breach or attempted breach of Section 6 or Section 7 of this Agreement may be inadequate, agrees that the Company shall be entitled to seek specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

9. Severability. In case of any term, phrase, clause, paragraph, section, restriction, covenant, or agreement contained in this Agreement shall be held to be invalid or unenforceable, the same shall be deemed, and it is hereby agreed that the same are meant to be several, and shall not defeat or impair the remaining provisions hereof.

10. Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent or continuing breach of this Agreement by the Executive.

11. Assignment; Binding Affect. This Agreement may not be assigned under any circumstances by either party.  Neither the Executive nor his estate shall have any right to commute, encumber or dispose any rights to receive payments hereunder, it being agreed that such payment and the right thereto are nonassignable and nontransferable.  Subject to the provisions of this Section 11, this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Executive’s heirs and personal representatives, and the successors and assigns of the Company.

12. Amendments. This Agreement may not be changed, amended, terminated or superseded orally, but only by an agreement in writing, nor may any of the provisions hereof be waived orally, but only by an instrument in writing, in any such case signed by the party against whom enforcement of any change, amendment, termination, waiver, modification, extension or discharge is sought.

13.  Entire Agreement; Amendment. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the matters covered hereby.  Only an instrument in writing executed by the parties hereto may amend this Agreement.

14.  Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  All actions and proceedings arising out of or relating to this Agreement shall be brought by the parties and heard and determined only in a Federal or state court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections to the venue of such Federal and New York courts.  The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

15.  Attorneys’ Fees.  In the event that any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal and costs incurred in bringing such suit or proceeding.

16. Headings.  All descriptive headings of the several Sections or paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

17. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same instrument. Facsimile and pdf signatures hereto shall have the same validity as original signatures hereto.

18. Representations and Warranties. (a) Executive represents and warrants to Company that (i) Executive is under no contractual or other restriction or obligation which is inconsistent with his execution of this Agreement or performance of his duties hereunder, (ii) Executive has no physical or mental disability that would hinder his performance of his duties under this Agreement, and (iii) he has had the opportunity to consult with an attorney of his choosing in connection with the negotiation of this Agreement.

19. Notices.  Any notice required or permitted to be given under this Agreement shall be in writing and shall be sent by certified mail, by personal delivery or by overnight courier to the Executive at his residence (as set forth in Company’s corporate records) or to the Company at its principal office and shall be effective upon receipt, if by personal delivery, three (3) business days after mailing, if sent by certified mail or one (1) business day after deposit with an overnight courier.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date and year first above written.

TRAINING DIRECT LLC

By:	/s/ Joseph S. Monaco
Name: Joseph S. Monaco
Title: President

EXECUTIVE:

/s/ Ashok Narang
Ashok Narang

Valley Anesthesia
Educational Programs, Inc.
Financial Statements
December 31, 2008 and 2007

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

December 31, 2008 and 2007

Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Balance Sheets	2
Statements of Income	3
Statements of Changes in Shareholders’ Equity (Deficit)	4
Statements of Cash Flows	5

Notes to Financial Statements	6-10

Report of Independent Registered
Public Accounting Firm

To the Board of Directors and Stockholders
Valley Anesthesia Educational Programs, Inc.

We have audited the accompanying balance sheets of Valley Anesthesia Educational Programs, Inc. (the "Company"), as of December 31, 2008 and 2007, and the related statements of income, change in shareholders' equity (deficit), and cash flows for the years then ended. The Company's management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing auditing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Raich Ende Malter & Co. LLP

RAICH ENDE MALTER & CO. LLP
New York, New York
December 31, 2009

1

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Balance Sheets

	December 31,
	2008	2007
ASSETS
Current Assets
Cash and cash equivalents	$266,093	$325,646
Inventory	3,830	-
Prepaid expenses	5,000	-
Other current assets	2,850	2,884
	277,773	328,530
Fixed Assets
Office equipment	17,451	18,430

	$295,224	$346,960

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$9,619	$11,233
Accrued expenses	103,386	101,948
Deferred revenue	704,775	765,280
	817,780	878,461
Shareholders' Equity (Deficit)
Common stock
No par value; 100 shares authorized, issued and outstanding as of
December 31, 2008 and 2007	1,000	1,000
Retained earnings (deficit)	(523,556)	(532,501)
	(522,556)	(531,501)

	$295,224	$346,960

See notes to financial statements	2

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statements of Income

	For the Years Ended
	December 31,
	2008	2007

Revenue	$1,885,014	$1,726,960
Less: Refunds and NSF checks	20,441	21,419
	1,864,573	1,705,541
Costs and Expenses
Cost of revenue	467,280	448,736
Selling and administrative expenses	660,118	616,745
Depreciation and amortization	10,422	7,268
	1,137,820	1,072,749

Income from Operations	726,753	632,792

Other Income
Interest and dividend income	5,392	-

Net Income	$732,145	$632,792

Earnings Per Share - basic and diluted	$7,321.45	$6,327.92

Weighted Average Shares Outstanding - basic and diluted	100	100

See notes to financial statements	3

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statements of Changes in Shareholders' Equity (Deficit)

			Retained
	Common Stock		Earnings	Total
	Shares	Amount	(Deficit)	Deficit

Balance - January 1, 2007	100	$1,000	$(566,115)	$(565,115)

Net Income	-	-	632,792	632,792

Distributions to Shareholders	-	-	(599,178)	(599,178)

Balance - December 31, 2007	100	1,000	(532,501)	(531,501)

Net Income	-	-	732,145	732,145

Distributions to Shareholders	-	-	(723,200)	(723,200)

Balance - December 31, 2008	100	$1,000	$(523,556)	$(522,556)

See notes to financial statements	4

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statements of Cash Flows

	For the Years Ended
	December 31,
	2008	2007
Cash Flows from Operating Activities
Net income	$732,145	$632,792
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	10,422	7,268
(Increase) Decrease in:
Inventory	(3,830)	16,128
Prepaid expenses	(5,000)	5,000
Other current assets	34	(2,884)
Increase (Decrease) in:
Accounts payable	(1,614)	8,929
Accrued expenses	1,438	3,180
Deferred revenue	(60,505)	46,135
	673,090	716,548
Cash Flows Used In Investing Activities
Purchase of fixed assets	(9,443)	(17,473)

Cash Flows Used In Financing Activities
Distribution to shareholders	(723,200)	(599,178)

Net Increase (Decrease) In Cash	(59,553)	99,897

Cash and Cash Equivalents - beginning of year	325,646	225,749

Cash and Cash Equivalents - end of year	$266,093	$325,646

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for:
Interest	$-	$-

Taxes	$-	$-

See notes to financial statements	5

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Notes to Financial Statements
December 31, 2008 and 2007

1 -	Organization and Nature of Business

Valley Anesthesia Educational Programs, Inc. (the “Company”) was incorporated on March 9, 1993 in Iowa and has its corporate offices located in Des Moines, Iowa.  The Company provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.

2 -	Summary of Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity.  These accounting policies are in conformity with accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

a.
Cash and Cash Equivalents - The Company considers all short-term investments, with an original maturity of three months or less, to be cash equivalents.  Accounts at banking institutions may at times exceed federally insured limits.  As of December 31, 2008 and 2007, the Company had $153,064 and $447,159, respectively, over such limits.

b.
Revenue Recognition - The Company derives its revenue substantially from fees charged for courses and manuals.  The fee is recognized as revenue at the time of the attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. All courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when payments are received in advance of the time of the attendance at the course and when the manual and study guides are shipped. The Company does not accept returns of manuals and study guides.

c.	Cost of Revenue - Cost of revenue include costs of printing, costs of facilities used for presentation of courses, preparation of course materials, and other costs.

d.
Shipping and Handling Costs - Costs incurred for shipping and handling, included in selling and administrative expense in the amounts of $20,004 and $5,675 for the years ended December 31, 2008 and 2007 respectively, are expensed as incurred.

e.
Inventory - The Company generally does not maintain an inventory of manuals and study guides.  These materials are ordered from the printing company as orders from customers are received.  Manuals received and not yet shipped are carried at cost computed on a first-in, first-out basis.

f.
Fixed Assets - Fixed assets are carried at cost.  Depreciation of office equipment is calculated using the straight line method over the three year estimated useful lives of the related assets.  Expenditures for repairs and maintenance are charged to expense as incurred.

g.
Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, future cash flows associated with impairment testing for long-lived assets and contingencies.

Continued	6

h.
Fair Value of Financial Instruments - The Company’s financial instruments consist primarily of cash and cash equivalents, accounts payable, accrued expense, and deferred revenue which approximate fair value because of their short maturities.

i.
Impairment of Long-Lived Assets - In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.  At December 31, 2008 and 2007, the Company does not believe that any impairment has occurred.

j.
Recently Issued Accounting Pronouncements - In September 2009, the Company implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).  All of the content included in the Codification is considered authoritative.  The Codification is not intended to amend GAAP, but codifies previous accounting literature.  The Company has changed the referencing of authoritative accounting literature to conform to the Codification.

In May 2009 the Company adopted ASC 855-10 “Subsequent Events”.  The Codification does not require significant changes regarding recognition or disclosure of subsequent events, but does require disclosure of the date through which subsequent events have been evaluated for disclosure and recognition.  The Codification is effective for financial statements issued after June 15, 2009.  The adoption did not have a significant impact on the Company’s financial statements.

The Company adopted Accounting Standards Update (“ASU”) 2009-13, “Multiple-Deliverable Revenue Arrangements a consensus of the FASB Emerging Issues Task Force”.   This ASU establishes a selling price hierarchy for determining the selling price of a deliverable, inclusive of an estimated selling price if neither vendor specific objective evidence nor third party evidence is available.  While this ASU was issued in October 2009, early adoption is permitted.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

k.	Income Taxes - The Company has elected to be taxed as an S Corporation under the Internal Revenue Code and applicable state statues. Accordingly, no provision has been made for federal or state taxes.

The Company has elected to defer the application of ASC 740 Accounting for Uncertainty in Income Taxes.  ASC 740 is effective for the Company’s fiscal period beginning January 1, 2009.  ASC 740 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements.

Although the Company is considered a pass-through entity for Federal and state income tax purposes, ASC 740 is applicable.  The Financial Accounting Standards Board has deferred guidance on the application of the provisions of ASC 740 as they relate to pass-through entities.  However, certain taxing jurisdictions do not recognize the Company’s income tax status as a pass-through entity.  The Company’s accounting policy for evaluating uncertain tax positions taken or expected to be taken in income tax filings, should they arise, is based on its assessment of tax positions that have uncertainty as to the probability of being sustained upon examination by those jurisdictions.  Therefore, the Company may be subject to income tax liability-related exposures.

l.
Earnings Per Share - Basic earnings per share is computed using the weighted average number of shares of common stock outstanding.  The Company had no common equivalent shares outstanding, which would have had a dilutive effect on the earnings per share.

Continued	7

m.	Industry Segment Information - The Company has determined that they operate under one segment, and are not required to report on their operations by segment.

3-	Fixed Assets

The Company’s fixed assets consist of office equipment at December 31:

	2008	2007
Office equipment	$64,420	$54,977
Less: Accumulated depreciation	(46,969)	(36,547)
Office equipment at net book value	$17,451	$18,430

Depreciation expense was $10,422 and $7,268 during the years ended December 31, 2008 and 2007, respectively.

4 -	Commitment and Contingencies

a.
Lease - The Company rents office space from one of its shareholders on a month to month basis.  The Company pays $656 per month for rent.  Rent expense for each of the years ended December 31, 2008 and 2007 was $7,875.

b.
Retirement Plan - The Company has a profit sharing plan for certain eligible employees who work more than 1,000 hours per year.  The Company’s contributions for the years ended December 31, 2008 and 2007 were $101,601 and $99,099, respectively.  Employer contributions begin vesting at 20% after year two and are fully vested after six years.  Plan expenses for the years ended December 31, 2008 and 2007 were $1,196 and $2,246, respectively.

c.
Commitment for Conference Facilities - The Company’s courses are presented in conference facilities located in hotels in various cities throughout the continental United States.  The Company enters into contracts with the various hotels well in advance of the upcoming courses.  These contracts provide, among other matters, that the Company guarantee a stated minimum number of attendees and/or guest rooms, and may hold the Company to stated percentages of the amounts in the event of course cancellation.

5 -	Income Taxes

The Company's successor in connection with the sale of its assets and operations as described in the Subsequent Event footnote, is to be taxed as a C Corporation, and as such will incur its own income taxes.  Had the Company not been an S Corporation, and had it incurred its own income taxes, the provision for such would be as follows;

	For the Year Ended December 31, 2008
	Federal	State	Total
Current	$211,000	$47,000	$258,000
Deferred	22,000	5,000	27,000
	$233,000	$52,000	$285,000

Continued	8

	For the Year Ended December 31, 2007
	Federal	State	Total
Current	$217,000	$48,000	$265,000
Deferred	(15,000)	(3,000)	(18,000)
	$202,000	$45,000	$247,000

Net deferred tax assets (liabilities) would have included the following components;

As at December 31, 2008

		Deferred Tax Asset (Liability)
	Temporary Difference	Federal	State	Total
Inventory	$(4,000)	$(1,000)	$-	$(1,000)
Prepaid expenses	(5,000)	(2,000)	-	(2,000)
Accumulated depreciation	(17,000)	(6,000)	(1,000)	(7,000)
Accrued expenses	2,000	1,000	-	1,000
Deferred revenues	705,000	240,000	49,000	289,000
	$681,000	$232,000	$48,000	$280,000

As at December 31, 2007

		Deferred Tax Asset (Liability)
	Temporary Difference	Federal	State	Total
Accumulated depreciation	$(18,000)	$(6,000)	$(1,000)	$(7,000)
Accrued expenses	3,000	1,000	-	1,000
Deferred revenues	765,000	260,000	53,000	313,000
	$750,000	$255,000	$52,000	$307,000

No valuation allowance has been considered against the deferred tax assets in as much as the Company would expect to realize the full amount of the deferred tax assets.

The Company did not adopt Accounting Standards Codification ("ASC") 740, for “Uncertainty in Income Taxes” effective January 1, 2007.  Had the Company adopted ASC 740 on January 1, 2007, there would have been no unrecognized tax positions that would have been required to have been recognized at January 1, 2007, December 31, 2007 and 2008.

In addition to its federal income tax return, the Company was obligated to file in the following state jurisdictions; Florida, Minnesota, Pennsylvania, Ohio, Tennessee, Texas, North Carolina, and Iowa.  All periods within the applicable jurisdiction’s statute of limitations remain open to governmental audit.

Pro forma net income and net income per share are as follows:

	2008	2007
Net income as reported	$732,145	$632,792
Provision for income taxes	285,000	247,000
Pro forma net income	$447,145	$385,792

Continued	9

Per share data - basic diluted:

	2008	2007
Net income as reported	$7,321.45	$6,327.92
Provision for income taxes	2,850.00	2,470.00
Pro forma net income	$4,471.45	$3,857.92

Weighted average number of shares outstanding - basic and diluted	100	100

6 -	Subsequent Events

Effective August 20, 2009, the Company entered into an asset purchase agreement (“Agreement”) whereby the Company sold all of its operating assets and all of its operations to Valley Anesthesia, Inc. (“Buyer”), a Delaware corporation.  Consideration received included a.) $2,000,000 in cash, b.) $2,000,000 note (recorded at $1,702,883 fair value) c.) receivable for a earn out provision at its $79,990 present value, and d.) transfer of liabilities in a net amount of $55,342.  Assets sold included the website and domain, inventory, office machinery, receivables, prepaid but unearned revenues, trademarks, copyrights, trade names and all other intellectual property including goodwill.

Subsequent events have been evaluated for disclosure and recognition through December 31, 2009.

10

TRAINING DIRECT, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2008

TRAINING DIRECT, LLC

Contents

Page

Independent Auditor's report	1

Financial Statements
Balance Sheet
As of December 31, 2008	2
Statement of Operations
For the year ended December 31, 2008	3
Statement of Members' Equity
For the year ended December 31, 2008	4
Statement of Cash Flows
For the year ended December 31, 2008	5

Notes to the financial statements	6 - 7

Report on Internal Control Over Financial Reporting and on Compliance and Other Matters	8 - 9

Independent Auditor's Report

To the Board of Directors
Training Direct LLC
Bridgeport, CT

I have audited the accompanying balance sheet of Training Direct, LLC as of December 31, 2008, and the related statements of operations, members' equity, and cash flows for the year then ended.  These financial statements are the responsibility of management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Training Direct, LLC as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, I have also issued my report dated April 22, 2009 on my consideration of Training Direct, LLC's internal control over financial reporting and on my tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of that report is to describe the scope of my testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of my audit.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
April 22, 2009

TRAINING DIRECT, LLC
BALANCE SHEET
DECEMBER 31, 2008

ASSETS

Current Assets
Cash	$10,611
Student tuition receivable, net of allowance
for uncollectables of $5,856	96,227
Total current assets	106,838

Property and Equipment, at cost, net of
accumulated depreciation of $131,154	21,206

Other Assets
Security deposits	2,358

Total assets	$130,402

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$28,409
Accrued expenses payable	7,772
Deferred tuition revenue	20,447
Total current liabilities	56,628

Members' Equity	73,774

Total liabilities and members' equity	$130,402

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Revenues
Tuition Revenue	$852,288
Less: tuition refunds	(18,609)
Net tuition revenue	833,679

Operating Costs and Expenses
Student instructional costs	268,965
Recruitment costs	151,804
Occupancy costs	55,986
General and administrative expenses	337,933
Total operating costs and expenses	814,688

Operating income before depreciation	18,991

Depreciation expense	29,241

Net loss	$(10,250)

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2008

Balance - beginning of year	$90,861

Capital distributions	(6,837)

Net loss for the year ended December 31, 2008	(10,250)

Balance - end of year	$73,774

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2008

Cash Flows from Operating Activities
Net loss	$(10,250)
Noncash item included in net income:
Depreciation expense	29,241
18,991

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	14,579
Prepaid expense	4,376
Increase (decrease) in liabilities:
Accounts payable	(22,378)
Accrued expenses payable	5,522
Deferred tuition revenue	(2,563)
(464)

Net cash provided by operating activities	18,527

Cash Flows from Investing Activities:
Purchase of classroom furniture and equipment	(2,746)
Cash Flows from Financing Activities:
Capital distributions to members	(6,837)

Net increase in cash	8,944

Cash - beginning of year	1,667

Cash - end of year	$10,611

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,352
Cash paid during the year for income taxes	$0

See accompanying notes to the financial statements.

Training Direct, LLC
Notes to Financial Statements
December 31, 2008

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

Training Direct, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of Connecticut on January 7, 2004  The company owns and operates Training Direct, a state licensed vocational training school.

The school provides vocational education and training programs to students in both traditional classroom and distance education formats.

Revenue Recognition

The financial statements of the company are prepared on the accrual basis of accounting.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method, based on each student's academic progress.

Concentration of Credit Risk

The company deposits its cash with high credit quality institutions. At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Depreciation

Property and equipment are recorded at cost.  Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets.  Maintenance and repairs are charged to expense as incurred.

Income taxes

The company is a limited liability company which is treated as a partnership for tax purposes.  Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Training Direct, LLC
Notes to Financial Statements
December 31, 2008

Note 2 - Property and Equipment

The major classifications of property and equipment are summarized below:

	Estimated
	Useful Life
School materials and curricula	5	$134,250
Furniture, fixtures and equipment	7	15,610
Leasehold improvements	5	2,500
		152,360
Accumulated depreciation		(131,154)
Net book value		$21,206

Note 3 - Lease Commitment

The company currently leases its instructional and office facilities located at 3851 Main Street, Bridgeport, CT under an informal month to month verbal agreement.  The agreement requires monthly payments of $2,550 and requires the company to pay for repairs, maintenance, taxes, and insurance.

Note 4 - Bank Loan

The company has a $10,000 unsecured bank line of credit.  As of December 31, 2008, there were no outstanding loan balances.

TRAINING DIRECT, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2007

TRAINING DIRECT, LLC

Contents

Page

Independent Auditor's report	1

Financial Statements
Balance Sheet As of December 31, 2007	2
Statement of Operations For the year ended December 31, 2007	3
Statement of Members' Equity For the year ended December 31, 2007	4
Statement of Cash Flows For the year ended December 31, 2007	5

Notes to the financial statements	6 - 7

Report on Internal Control Over Financial Reporting and on Compliance and Other Matters	8 - 9

Independent Auditor's Report

To the Board of Directors
Training Direct LLC
Bridgeport, CT

I have audited the accompanying balance sheet of Training Direct, LLC as of December 31, 2007, and the related statements of operations, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Training Direct, LLC as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, I have also issued my report dated April 24, 2008 on my consideration of Training Direct, LLC's internal control over financial reporting and on my tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of that report is to describe the scope of my testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of my audit.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
April 24, 2008

TRAINING DIRECT, LLC
BALANCE SHEET
DECEMBER 31, 2007

ASSETS

Current Assets
Cash	$1,667
Student tuition receivable, net of allowance for uncollectables of $5,474	110,806
Prepaid expense	4,376
Total current assets	116,849

Property and Equipment, at cost, net of accumulated depreciation of $101,913	47,701

Other Assets
Security deposits	2,358

Total assets	$166,908

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$50,787
Accrued expenses payable	2,250
Deferred tuition revenue	23,010
Total current liabilities	76,047

Members' Equity	90,861

Total liabilities and members' equity	$166,908

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Revenues
Tuition Revenue	$661,699
Less: tuition refunds	(10,097)
Net tuition revenue	651,602

Operating Costs and Expenses
Student instructional costs	215,638
Recruitment costs	115,062
Occupancy costs	70,883
General and administrative expenses	242,300
Total operating costs and expenses	643,883

Operating income before depreciation	7,719

Depreciation expense	29,045

Net loss	$(21,326)

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2007

Balance - beginning of year	$165,457

Capital distributions	(53,270)

Net loss for the year ended December 31, 2007	(21,326)

Balance - end of year	$90,861

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007

Cash Flows from Operating Activities
Net loss	$(21,326)
Noncash item included in net income:
Depreciation expense	29,045
7,719

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	33,142
Prepaid expense	(4,376)
Increase (decrease) in liabilities:
Accounts payable	24,716
Accrued expenses payable	(1,841)
Deferred tuition revenue	(8,297)
43,344

Net cash provided by operating activities	51,063

Cash Flows from Investing Activities:	0

Cash Flows from Financing Activities:
Capital distributions to members	(53,270)

Net decrease in cash	(2,207)

Cash - beginning of year	3,874

Cash - end of year	$1,667

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,542
Cash paid during the year for income taxes	$0
See accompanying notes to the financial statements.

Training Direct, LLC
Notes to Financial Statements
December 31, 2007

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

Training Direct, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of Connecticut on January 7, 2004 The company owns and operates Training Direct, a state licensed vocational training school.

The school provides vocational education and training programs to students in both traditional classroom and distance education formats.

Revenue Recognition

The financial statements of the company are prepared on the accrual basis of accounting. Tuition billed to students is recognized as revenue, determined by the percentage of completion method, based on each student's academic progress.

Concentration of Credit Risk

The company deposits its cash with high credit quality institutions. At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Depreciation

Property and equipment are recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets. Maintenance and repairs are charged to expense as incurred.

Income taxes

The company is a limited liability company which is treated as a partnership for tax purposes. Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Training Direct, LLC
Notes to Financial Statements
December 31, 2007

Note 2 - Property and Equipment

The major classifications of property and equipment are summarized below:

	Estimated
	Useful Life
School materials and curricula	5	$134,250
Furniture, fixtures and equipment	7	12,864
Leasehold improvements	5	2,500
		149,614
Accumulated depreciation		(101,913)
Net book value		$47,701

Note 3 - Lease Commitment

The company currently leases its instructional and office facilities located at 3851 Main Street, Bridgeport, CT under an informal month to month verbal agreement. The agreement requires monthly payments of $2,452 and requires the company to pay for repairs, maintenance, taxes, and insurance.

Note 4 - Bank Loan

The company has a $10,000 unsecured bank line of credit. As of December 31, 2007, there were no outstanding loan balances.

Educational Investors, Inc.
and Subsidiary
Consolidated Financial Statements
September 30, 2009

EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY

September 30, 2009

Page

Report of Independent Registered Public Accounting Firm	1

Consolidated Financial Statements

Balance Sheet	2
Statement of Operations	3
Statement of Changes in Shareholders’ Equity	4
Statement of Cash Flows	5

Notes to Consolidated Financial Statements	6-13

Report of Independent Registered
Public Accounting Firm

To the Board of Directors and Stockholders
Educational Investors, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Educational Investors, Inc. and Subsidiary (the "Company"), as of September 30, 2009, and the related consolidated statements of operations, change in shareholders' equity, and cash flows for the period from July 20, 2009 (inception) through September 30, 2009. The Company's management is responsible for these consolidated financial statements.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing auditing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of September 30, 2009 and the results of its consolidated operations and its cash flows for the period from July 20, 2009 (inception) through September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Raich Ende Malter & Co. LLP

RAICH ENDE MALTER & CO. LLP
New York, New York
December 31, 2009

1

EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY

Consolidated Balance Sheet
September 30, 2009

ASSETS
Current Assets
Cash	$1,257,360
Accounts receivable	21,615
Prepaid expenses	3,651
1,282,626
Fixed Assets
Equipment	5,509
Accumulated depreciation	(153)
5,356
Other Non-Current Assets
Tradename/trademark/content/customer relationships
and other intangibles, net of $34,915 in accumulated amortization	3,448,353
Non-compete agreements	243,601
Goodwill	183,557
Deferred tax asset	57,000
3,932,511

$5,220,493

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$66,939
Accrued liabilities	79,633
Income taxes payable	57,000
Deferred revenue	930,455
1,134,027
Long-Term Liabilities
Notes payable	1,712,272
Other long-term liabilities	79,990
1,792,262

2,926,289
Shareholders' Equity
Common stock - 20,000,000 shares, $.001 par value, authorized,
16,666,670 shares issued and outstanding	16,667
Additional paid-in capital	2,461,489
Deficit	(163,802)
Notes receivable	(20,150)
2,294,204

$5,220,493

See notes to consolidated financial statements.

2

EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY

Consolidated Statement of Operations
July 20, 2009 (Inception) Through September 30, 2009

Revenue	$338,665
Less: Refunds and NSF checks	4,900
333,765
Operating Expenses
Cost of revenue	76,104
Selling and administrative expenses	60,423
Acquisition-related costs	316,733
Depreciation and amortization	35,068
488,328

Loss from Operations	(154,563)

Other (Income) Expense
Interest income	(150)
Interest expense	9,389
9,239

Loss Before Income Taxes	(163,802)

Income Taxes
Current	57,000
Deferred	(57,000)
-

Net Loss	$(163,802)

Net Loss Per Common Share - basic and diluted	$(0.01)

Weighted Average Number of Shares Outstanding - basic and diluted	16,666,667

See notes to consolidated financial statements.

3

EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY

Consolidated Statement of Changes in Shareholders' Equity
July 20, 2009 (Inception) Through September 30, 2009

			Additional	Retained		Total
	Common Stock		Paid-In	Earnings	Notes	Shareholders'
	Shares	Amount	Capital	(Deficit)	Receivable	Equity

Balance - July 20, 2009		$-	$-	$-	$-	$-

Proceeds from Sale of
Common Stock	16,666,667	16,667	2,483,333	-	-	2,500,000

Proceed from Sale of
Common Stock Options	-	-	20,000	-	(20,000)	-

Costs Incurred in Sale of
Common Stock	-	-	(49,844)	-	-	(49,844)

Compensatory Element of
Stock Options	-	-	8,000	-	-	8,000

Interest on Notes Receivable	-	-	-	-	(150)	(150)

Net Loss	-	-		(163,802)	-	(163,802)

Balance - September 30, 2009	16,666,667	$16,667	$2,461,489	$(163,802)	$(20,150)	$2,294,204

See notes to consolidated financial statements.

4

EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY

Consolidated Statement of Cash Flows
July 20, 2009 (Inception) Through September 30, 2009

Cash Flows from Operating Activities
Net loss	$(163,802)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	35,068
Interest income added to note principal	(150)
Interest expense added to note principal	9,389
Deferred taxes	(57,000)
Compensatory element of stock options	8,000
Decrease (increase) in:
Accounts receivable	(21,615)
Prepaid expenses	(3,651)
Increase in:
Accounts payable	11,597
Accrued expenses	77,186
Income taxes payable	57,000
Deferred revenue	717,560
669,582
Cash Flows Used In Investing Activities
Purchase of fixed assets	(5,509)
Purchase of intangible assets	(1,750,000)
Purchase of non-compete agreements	(250,000)
Purchase of website - online testing	(16,869)
(2,022,378)
Cash Flows Provided By Financing Activities
Proceeds from sale of common stock	2,450,156

Net Increase In Cash	1,097,360

Cash and Cash Equivalents - beginning of period	-

Cash Acquired	160,000

Cash and Cash Equivalents - end of period	$1,257,360

Non-Cash Investing and Financing Activities
Acquisition of tradename/trademarks/content and other intangible assets	$1,710,000
Goodwill	183,557
Note payable incurred	1,072,883
Other long-term liabilities incurred	79,990
Sale of options to officers for interest bearing notes	20,000

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest	$-

Taxes	$-

See notes to consolidated financial statements.

5

EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements
September 30, 2009

1 -	Organization and Nature of Business

Educational Investors, Inc. (“Educational”) was incorporated on July 20, 2009 in Delaware and has its corporate offices located in New York, NY.  The Company’s wholly-owned subsidiary, Valley Anesthesia, Inc. (“Valley”), was incorporated in Delaware and has its corporate offices located in New York, NY.  The above entities are collectively referred to as Educational Investors, Inc. and Subsidiary (collectively the “Company”).

Effective August 20, 2009, Valley purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. The Company through Valley provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.

2 -	Summary of Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s consolidated financial statements.  The consolidated financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity.  These accounting policies are in conformity with accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

a.
Principles of Consolidation - The accompanying consolidated financial statements include the accounts of Educational Investors, Inc. and its wholly-owned subsidiary.  All significant intercompany accounts and transactions have been eliminated.

b.
Cash and Cash Equivalents - The Company considers all short-term investments, with an original maturity of three months or less, to be cash equivalents.  Accounts at banking institutions may at times exceed federally insured limits.  As of September 30, 2009, the Company had $784,358 over such limits.

c.
Earnings Per Share - Basic earnings per share is computed using the weighted average number of shares of common stock outstanding.  The Company had no common equivalent shares outstanding, which would have had a dilutive effect on the earnings per share.

d.Revenue Recognition - The Company derives its revenue substantially from fees charged for courses and manuals.  The fee is recognized as revenue at the time of attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. All courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when payments are received in advance of course attendance and the shipment of the manuals and study guides. The Company does not accept returns of manuals and study guides.

e.Selling and Administrative Expenses - Selling and administration expenses include costs of printing, costs of facilities used for presentation of courses, preparation of course materials, and other operating costs.

Continued

6

 f.Acquisition-Related Cost - Costs incurred in the foundation of the Company and in the acquisition of operating assets and business operations are expenses as incurred.

g. Shipping and Handling Costs - Costs incurred for shipping and handling, included in selling and administrative expense in the amount of $1,767 for the period ended September 30, 2009, are expensed as incurred.

h.Accounts Receivable - The Company does not have a general provision for doubtful accounts in as much as management has assessed none to be warranted.  Accounts receivable generally consist of the amount due on the receipt of payment from the company processing credit card payments from customers.

i.Inventory - The Company generally does not maintain an inventory of manuals and study guides.  These materials are ordered from the printing company as orders from customers are received.  Manuals received and not yet shipped are carried at cost computed on a first-in, first-out basis.

j.Fixed Assets - Fixed assets are carried at cost.  Depreciation of office equipment is calculated using the straight line method over the three year estimated useful lives of the related assets. Expenditures for repairs and maintenance are charged to expense as incurred.

k.Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, useful lives for depreciation and amortization, future cash flows associated with impairment testing for long-lived assets, deferred tax assets and contingencies.

l.Fair Value of Financial Instruments - The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, and deferred revenue which approximate fair value because of their short maturities.  The Company’s notes payable (or long-term debt) approximates the fair value of such instruments based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at September 30, 2009.

m.Goodwill - The Company has adopted Financial Accounting Standard Board No. 142 which eliminated the amortization of goodwill and substituted an annual review of the asset for possible impairment, requiring the comparison of fair market value to carrying value.  Fair market value is estimated using the present value of expected future cash flows and other measures.  The Company has completed the required testing of goodwill for impairment and has determined that none of its goodwill is impaired.

n.Impairment of Long-Lived Assets - In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.  At September 30, 2009, the Company does not believe that any impairment has occurred.

o.Recently Issued Accounting Pronouncements

In September 2009, the Company implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).  All of the content included in the Codification is considered authoritative.  The Codification is not intended to amend GAAP, but codifies previous accounting literature.  The Company has changed the referencing of authoritative accounting literature to conform to the Codification.

The Company adopted ASC 855-10 “Subsequent Events”.  The Codification does not require significant changes regarding recognition or disclosure of subsequent events, but does require disclosure of the date through which subsequent events have been evaluated for disclosure and recognition.  The Codification is effective for financial statements issued after June 15, 2009.  The adoption did not have a significant impact on the Company’s financial statements.

Continued

7

The Company adopted Accounting Standards Update (“ASU”) 2009-13, “Multiple-Deliverable Revenue Arrangements a consensus of the FASB Emerging Issues Task Force”.  This ASU establishes a selling price hierarchy for determining the selling price of a deliverable, inclusive of an estimated selling price if neither vendor specific objective evidence nor third party evidence is available.  While this ASU was issued in October 2009, early adoption is permitted.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

p.Income Taxes - The Company utilizes the asset and liability method of accounting for income taxes. The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. An allowance against deferred tax assets is recognized when it is more likely than not that such tax benefits will not be realized. Adjustment to the deferred tax assets and liabilities balances are recognized in income as they occur. The Company has determined that there are no unrecognized tax positions pursuant to ASC 740.

In addition to its federal income tax return, the Company is presently obligated to file tax returns in New York, Iowa, and Pennsylvania and will be obligated to file in seven other states in the coming year.

q.Industry Segment Information - The Company has determined that they operate under one segment, and are not required to report on their operations by segment.

3 -	Acquisition

Effective August 20, 2009, the Company purchased certain assets and assumed certain liabilities of Valley Anesthesia Educational Programs, Inc. for $3,838,215.  The purchase method of accounting was used for this transaction and the purchase price was allocated to the fair value of financial assets, liabilities, tradename/trademark/content, group and non-group registrations, website, review manuals, and covenant not-to compete aggregating $3,654,658, and the excess of the purchase price over the fair value of the identifiable assets was realized as goodwill.

The following table summarizes the consideration paid for the purchase of certain of the assets of Valley Anesthesia Educational Programs, Inc. and the amounts of assets acquired and liabilities assumed recognized at the acquisition date:

Consideration
Cash	$2,000,000
Fair value of note payable	1,702,883
Present value of earnout	79,990
Net liabilities assumed	55,342
$3,838,215

Acquisition-Related Costs Charged to Operations	$316,733

Continued

8

Recognized Amounts of Identifiable Assets Acquired and Liabilities Assumed
Financial assets	$160,000
Identifiable intangible assets	3,710,000
Goodwill	183,557
Financial liabilities	(215,342)
Total net assets acquired	$3,838,215

4 -	Fixed Assets

The Company’s fixed assets consist of the following at September 30, 2009:

Office equipment	$5,509
Less: Accumulated depreciation	153
Fixed assets at net book value	$5,356

Depreciation expense was $153 for the period ended September 30, 2009.

5 -	Intangibles

The acquisition of certain assets of Valley Anesthesia Educational Programs, Inc. resulted in an excess of the purchase price over the fair value of the net assets acquired of $3,710,000, which consist of tradename/trademark/content in the amount of $2,100,000 being amortized over an estimated useful life of 17 years; review manuals in the amount of $630,000 being amortized over an estimated useful life of 4.5 years; group registrations in the amount of $630,000 being amortized over an estimated useful life of 15 years; non-group registrations in the amount of $20,000 being amortized over an estimated useful life of 2 years; the website in the amount of $80,000 being amortized over an estimated useful life of 3 years; and non-compete agreements in the amount of $250,000 being amortized over the term of the agreements from 2.3 to 4 years.  Total amortization expense was $34,915 for the period ended September 30, 2009.

Amortization of intangibles that will be charged to operations in fiscal 2010, 2011, 2012, 2013, 2014, and thereafter is $418,982, $415,648, $365,807, $343,863, $305,529, and $2,010,935, respectively.

6 -	Note Payable

In connection with the acquisition of certain assets of Valley Anesthesia Educational Programs, Inc. Valley issued a note payable to Valley Anesthesia Educational Programs, Inc. in the principal amount of $2,000,000, bearing interest at 2.5% interest per annum, payable in monthly installments of $35,493 commencing August 20, 2010.  The note is secured by the assets transferred in the sale, including all additions and accessions thereto, as such is renewed and replenished.  The note was recorded at fair market value of $1,702,883 by discounting the payment stream of the note by a fair market rate of 9.354%.

Continued

9

The note payable matures as follows for the six years ending September 30,

2010	$(45,600)
2011	319,197
2012	340,968
2013	364,224
2014	389,066
2015	344,417
$1,712,272

7 -	Other Long-Term Liabilities

The sellers are to receive 40% of future net revenues, as defined, from two new revenue sources for the three years ended December 31, 2012.  The estimated present value of the probable net revenues the sellers will receive is $79,990.

8-	Shareholders’ Equity

Effective August 20, 2009, the Company issued 16,666,667 of its Common Stock, par value $.001 per share, and received proceeds in the amount of $2,450,156, net of costs of $49,844. In addition, the Company sold two stock options to two of its executives to purchase a total of 2,333,334 shares of common stock.  The exercise price for 1,166,667 of these options is $.25 and the exercise price for the remaining 1,166,667 options is $.45.  The options become exercisable based upon the company achieving certain EBTDA measurements as defined in the Stock Option Agreements.  In addition, as consideration for the options to acquire the common stock, the executives have each issued notes payable to the Company in the principal amount of $10,000 bearing interest at an annual compounded rate of 4%, due and payable August 20, 2014.  The excess of the fair value of the options sold over the notes of $8,000 was charged to operations as compensation.  The fair value of the options was determined by the Black-Sholes option pricing model using the following assumptions; forfeiture rate 0%, risk free interest rate 2.5%, volatility 25%, expected life 5 years, and dividend rate 0%.

9 -	Commitment and Contingencies

Lease

The Company rents office space from one of its officers under a lease expiring August 20, 2010.  The Company pays $725 per month under the lease.  The Company also reimburses another officer $2,992 per month for rent of office space on a month-to-month basis.  Rent expense for the period ended September 30, 2009 was $4,506.

Commitment for Conference Facilities

The Company’s courses are presented in conference facilities located in hotels in various cities throughout the continental United States.  The Company enters into contracts with the various hotels well in advance of the upcoming courses.  These contracts provide, among other matters, that the Company guarantee a stated minimum number of attendees and/or guest rooms, and may hold the Company to stated percentages of the amounts in the event of course cancellation.

Continued

10

Employment Agreements

The Company and its subsidiary have entered into various employment contracts with its executives. The employment contracts provide for compensation adjustments, as described in the employment agreement. The total unpaid commitment of the contracts is as follows:

For the Period from October 1, Through December 31, 2009	$145,497

For the Years Ended December 31,
2010	$439,699
2011	$210,000
2012	$210,000

10 -	Income Taxes

The provision for income taxes consists of the following:

	July 20, 2009 (inception) to September 30, 2009
	Federal	State	Total
Current	$41,000	$16,000	$57,000
Deferred	(41,000)	(16,000)	(57,000)
	$0	$0	$0

Net deferred tax assets (liabilities) would have included the following components;

		Deferred Tax Asset (Liability)
	Temporary Difference	Federal	State	Total
Organizational costs, net of amortization	$315,000	$98,000	$29,000	$127,000
Accumulated depreciation and amortization	10,000	3,000	1,000	4,000
Valuation allowance	-	(60,000)	(14,000)	(74,000)
	$325,000	$41,000	$16,000	$57,000

A $74,000 valuation allowance is recorded to reduce the gross deferred tax assets to an amount which management believes is more likely than not to be realized.

The following is a reconciliation of income taxes computed at the U.S. Federal income tax rate to the actual effective income tax provision:

% of Pre-Tax Income

Statutory federal income tax rate	(34.0)
State income taxes, net of federal tax benefit	(6.5)
Non-deductible costs	2.0
Tax valuation allowances	45.1
Other, net	(6.6)

0.0%

Continued

11

11 -	Subsequent Events

On December 24, 2009 the Company adopted the 2009 Stock Incentive Plan to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of Awards.  On December 31, 2009, the Company granted 700,000 options to certain members of management, the directors, and a consultant.  The options are exercisable at a price of $.50 per share.  400,000 of the options are currently exercisable and 300,000 of the options vest over a two year period from date of grant, and options not exercised expire 5 years from date of grant.

On December 16, 2009, Florham Consulting Corp. ("Florham") executed an agreement and plan of merger (the "Merger Agreement") among Florham, EII Acquisition Corp. (a newly formed acquisition subsidiary of Florham (“Mergerco”), Educational Investors, Inc. ("EII") and its securityholders, Sanjo Squared, LLC, Kinder Investments, LP, Joseph Bianco and Anil Narang (collectively, the "EII Securityholders") pursuant to which the Mergerco would be merged with and into EII, with EII as the surviving corporation of the merger (the “Reverse Merger”), as a result of which EII will become a wholly-owned subsidiary of Florham.  Under the terms of the Merger Agreement, the EII Securityholders will receive (i) an aggregate of 6,000,000 shares of Florham's Common Stock, (ii) options to acquire 2,558,968 additional shares of Florham's Common Stock, fifty percent (50%) of which have an initial exercise price of $0.45 per share and fifty percent (50%) of which have an initial exercise price of $0.25 per share, subject to certain performance targets set forth in the Merger Agreement, and (iii) 250,000 shares of Florham's Series A Preferred Stock, with each share of Florham's Series A Preferred Stock automatically convertible into 49.11333 shares of Florham's Common Stock upon the filing by Florham of an amendment to its certificate of incorporation which increases the authorized shares of Florham's Common Stock to at least 50,000,000.

In addition to the Merger Agreement, on December 16, 2009, EII entered into an Interest Purchase Agreement ("TDI Agreement") with Trading Direct LLC ("TDI") and its members and Florham pursuant to which EII will acquire all outstanding membership interests, on a fully diluted basis, of TDI in exchange for (a) $200,000 cash, (b) shares of Florham's Common Stock having a deemed value of $600,000 (the "Acquisition Shares"), with such number of Acquisition Shares to be determined by dividing $600,000 by the "Discounted VWAP" (as defined below) for the twenty (20) "Trading Days" (as defined below) immediately following the consummation of the Reverse Merger and (c) shares of Florham's Common Stock having a deemed value of $300,000 (the "Escrow Shares"), with such number of Escrow Shares to be determined by dividing $300,000 by the Discounted VWAP for the twenty (20) Trading Days immediately following the consummation of the Reverse Merger.  The Escrow Shares will be held in escrow and released therefrom as provided in the TDI Agreement.  "Discounted VWAP" is defined in the TDI Agreement as seventy percent (70%) of the "VWAP" of Florham's Common Stock, but is no event less than $0.40 per share. "VWAP" is defined in the TDI Agreement as a fraction, the numerator of which is the sum of the product of (i) the closing trading price for Florham's Common Stock on the applicable National Securities Exchange on each Trading Day of the twenty (20) Trading Days following the consummation of the Reverse Merger and (ii) the volume of Florham's Common Stock on the applicable National Securities Exchange for each such day and the denominator of which is the total volume of Florham's Common Stock on the applicable National Securities Exchange during such twenty day period, each as reported by Bloomberg Reporting Service or other recognized market price reporting service. "Trading Day" is defined in the TDI Agreement as any day on which the New York Stock Exchange or other National Securities Exchange on which Florham's Common Stock trades is open for trading.

At the closing of the Reverse Merger, it is anticipated that all present officers and directors of Florham will resign and Joseph Bianco will become the Chief Executive Officer and a Director of Florham and Anil Narang will become President, Chief Operating Officer and a Director of Florham.

Continued

12

It is further anticipated that three additional directors will be selected by a majority of Florham's shareholders upon consummation of the Reverse Merger.

The closing of the transactions contemplated by the Merger Agreement is subject to a number of conditions including, without limitation, completion of due diligence, approval of the Merger Agreement by the Boards of Directors of EII and Florham and the prior or simultaneous closing of the TDI Agreement.  The closing of the TDI Agreement is subject to a number of conditions including, without limitation, approval of the change of ownership of TDI by the Connecticut Department of Higher Education, the execution by Florham, EII and the EII Securityholders of all documents necessary to affect the Reverse Merger, approval of the TDI Agreement by the Board of Directors of EII and the board of managers of TDI and execution of a certain employment agreement and consulting agreements.

On December 31, 2009, EII and TDI deemed all closing conditions to be satisfied and accordingly, consummated the Reverse Merger.

13

TRAINING DIRECT, LLC

FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

TRAINING DIRECT, LLC

Contents

Page

Accountant's review report	1

Financial Statements
Balance Sheet
As of September 30, 2009	2
Statement of Income
For the nine months ended September 30, 2009	3
Statement of Members' Equity
For the nine months ended September 30, 2009	4
Statement of Cash Flows
For the nine months ended September 30, 2009	5

Notes to the financial statements	6 - 8

Accountant's Review Report

To the Board of Directors
Training Direct, LLC
Bridgeport, CT

I have reviewed the accompanying balance sheet of Training Direct, LLC as of September 30, 2009, and the related statement of income, members' equity, and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.  All information included in these financial statements is the representation of the management of Training Direct, LLC.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. A review is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
December 19, 2009

TRAINING DIRECT, LLC
BALANCE SHEET
SEPTEMBER 30, 2009

ASSETS

Current Assets
Cash	$7,733
Student tuition receivable, net of allowance for uncollectables of $8,087	161,952
Total current assets	169,685

Property and Equipment, at cost, net of accumulated depreciation of $143,163	128,323

Other Assets
Security deposits	2,358

Total assets	$300,366

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$27,267
Accrued expenses payable	17,787
Bank loan payable	4,843
Current portion of equipment lease payable	15,065
Deferred tuition revenue	75,816
Total current liabilities	140,778

Long-Term Liabilities - equipment lease payable	28,922

Members' Equity	130,666

Total liabilities and members' equity	$300,366

See accountant's review report and accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTMBER 30, 2009

Revenues
Tuition Revenue	$846,122
Less: tuition refunds	(26,252)
Net tuition revenue	819,870

Operating Costs and Expenses
Student instructional costs	282,284
Recruitment costs	130,963
Occupancy costs	52,426
General and administrative expenses	293,796
Total operating costs and expenses	759,469

Operating income before depreciation	60,401

Depreciation expense	12,009

Net income	$48,392

See accountant's review report and accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

Balance - January 1, 2009	$73,774

Capital contributions, net	8,500

Net income for the nine months ended September 30, 2009	48,392

Balance - September 30, 2009	$130,666

See accountant's review report and accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

Cash Flows from Operating Activities
Net income	$48,392
Noncash item included in net income:
Depreciation expense	12,009
60,401

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	(65,725)
Increase (decrease) in liabilities:
Accounts payable	(1,142)
Accrued expenses payable	10,015
Deferred tuition revenue	55,369
(1,483)

Net cash provided by operating activities	58,918

Cash Flows from Investing Activities:
Purchase of furniture and equipment	(50,551)
Purchase of leasehold improvements	(68,575)
Cash Flows from Financing Activities:
Bank loan payable increases	4,843
Equipment lease payable increases	48,517
Equipment lease repayments	(4,530)
Capital contributions from members	59,605
Capital distributions to members	(51,105)

Net decrease in cash	(2,878)

Cash - January 1, 2009	10,611

Cash - September 30, 2009	$7,733

Supplemental disclosure of cash flow information:
Cash paid during the nine months for interest	$728
Cash paid during the nine months for income taxes	$0

See accountant's review report and accompanying notes to the financial statements.

Training Direct, LLC
Notes to Financial Statements
September 30, 2009

Note 1 - Summary of Significant Accounting Policies

Nature of Operations
Training Direct, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of Connecticut on January 7, 2004.  The company owns and operates Training Direct, a state licensed vocational training school.  The school provides vocational education and training programs to its students

Revenue Recognition
The financial statements of the company are prepared on the accrual basis of accounting.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method.

Concentration of Credit Risk
At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Estimates
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Accounts Receivable
Accounts Receivable are recorded net of an allowance for uncollectibles. The allowance is estimated from historical performance and managements' experience.

Depreciation
Property and equipment are recorded at cost.  Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets.  Maintenance and repairs are charged to expense as incurred.

Income taxes
The company is a limited liability company which is treated as a partnership for tax purposes.  Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Training Direct, LLC
Notes to Financial Statements
September 30, 2009

Note 2 - Property and Equipment
The major classifications of property and equipment, which include $48,517 of capitalized equipment under lease obligation, are summarized below:

	Estimated
	Useful Life
School materials and curricula	5	$134,250
Furniture, fixtures and equipment	7	66,161
Leasehold improvements	5	71,075
		271,486
Accumulated depreciation		(143,163)
Net book value		$128,323

Note 3 - Lease Commitment
Through September 30, 2009, the  company leased its instructional and office facilities located at 3851 Main Street, Bridgeport, CT under an informal month to month verbal agreement.  The agreement required monthly payments of $2,550 and required the company to pay for repairs, maintenance, taxes, and insurance.

On October 9, 2009 the company moved to 3885 Main Street, Bridgeport, CT subject to a ten year lease, with an option to renew for an additional five years. Terms of the lease require minimum monthly payments of $5,850 plus annual increases of three percent or the CPI annual increase, if greater. In addition, the company must pay for repairs, maintenance, and insurance.  The minimum remaining rent payments are as follows:
Year
2009	$17,550
2010	70,727
2011	72,848
2012	75,034
2013 - 2019	568,605
$804,764

Note 4 - Equipment Lease Payable
The company is obligated under a 36 month equipment lease agreement for new office and classroom furniture. Terms of the lease require monthly payments of $1,488.
Lease payable balance	$52,367
Deferred interest on capitalized lease	(8,380)
43,987
Current portion	15,065
Long-term portion	$28,922

Training Direct, LLC
Notes to Financial Statements
September 30, 2009

Note 5 - Bank Loan
The company has a $10,000 unsecured bank line of credit.  As of September 30, 2009, there was an outstanding loan balance of $4,843.

Note 6 - Advertising
The company expenses advertising as incurred.  Advertising expense for the nine months ended September 30, 2009 was $33,142.

Note 7 - Significant Subsequent Event
Subsequent to September 30, 2009 the members of Training Direct LLC signed a letter of intent to sell all of their interest in the company.  The current management and other personnel of the company are expected to continue to operate the school after the change of ownership occurs.

Valley Anesthesia
Educational Programs, Inc.
Financial Statements
August 31, 2009 (Unaudited)

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

August 31, 2009 (Unaudited)

Page

Review Report of Independent Registered Public Accounting Firm	1

Financial Statements

Balance Sheet	2
Statement of Income	3
Statement of Changes in Shareholders’ Equity (Deficit)	4
Statement of Cash Flows	5

Notes to Financial Statements	6-10

Review Report of Independent Registered
Public Accounting Firm

To the Board of Directors and Stockholders
Valley Anesthesia Educational Programs, Inc.

We have reviewed the accompanying balance sheet of Valley Anesthesia Educational Programs, Inc. as of August 31, 2009, and the related statements of income, changes in shareholders’ equity (deficit), and cash flows for the eight month period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Valley Anesthesia Educational Programs, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

/s/ Raich Ende Malter & Co. LLP

RAICH ENDE MALTER & CO. LLP
New York, New York
December 31, 2009

1

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Balance Sheet
August 31, 2009 (Unaudited)

ASSETS
Current Assets
Cash and cash equivalents	$730,387
Accounts receivable	21,892
Prepaid expenses	5,000
757,279
Other Assets
Note receivable	1,702,883
Other assets	79,990
1,782,873
$2,540,152

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$65,770
Accrued expenses	32,895
98,665
Shareholders' Equity
Common stock
No par value; 100 shares authorized, issued and outstanding as of August 31, 2009	1,000
Retained earnings	2,440,487
2,441,487
$2,540,152

See accountants' report and notes to financial statements.

2

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statement of Income
For the Eight Months Ended August 31, 2009 (Unaudited)

Revenue	$932,573
Less: Refunds and NSF checks	8,670
923,903
Costs and Expenses
Cost of revenue	196,502
Selling and administrative expenses	257,301
Depreciation and amortization	6,578
460,381

Income from Operations	463,522

Other Income
Interest and dividend income	3,674
Gain on sale of assets	3,644,447
3,648,121

Net Income	$4,111,643

Earnings Per Share - basic and diluted	$41,116.43

Weighted Average Shares Outstanding - basic and diluted	100

See accountants' report and notes to financial statements.

3

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statement of Changes in Shareholders' Equity (Deficit)
For the Eight Months Ended August 31, 2009 (Unaudited)

			Retained
	Common Stock		Earnings	Total
	Shares	Amount	(Deficit)	Equity

Balance - January 1, 2009	100	$1,000	$(523,556)	$(522,556)

Net Income	-	-	4,111,643	4,111,643

Distributions to Shareholders	-	-	(1,147,600)	(1,147,600)

Balance - August 31, 2009	100	$1,000	$2,440,487	$2,441,487

See accountants' report and notes to financial statements.

4

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statement of Cash Flows
For the Eight Months Ended August 31, 2009 (Unaudited)

Cash Flows from Operating Activities
Net income	$4,111,643
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	6,578
Gain on sale of assets	(3,644,447)
(Increase) Decrease in:
Accounts receivable	(21,892)
Inventory	3,830
Other current assets	2,850
Increase (Decrease) in:
Accounts payable	56,151
Accrued expenses	(70,491)
Deferred revenue	(704,775)
(260,553)
Cash Flows Provided By Investing Activities
Proceeds on sale of assets, net of costs incurred	1,872,447

Cash Flows Used In Financing Activities
Distribution to shareholders	(1,147,600)

Net Increase In Cash	464,294

Cash and Cash Equivalents - beginning of period	266,093

Cash and Cash Equivalents - end of period	$730,387

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest	$-

Taxes	$-

Non-Cash Investing and Financing Activities
Sale of assets for note receivable	$1,702,883

Other assets received in sale of assets	$79,990

See accountants' report and notes to financial statements.

5

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Notes to Financial Statements
August 31, 2009 (Unaudited)

1 -	Organization and Nature of Business

Valley Anesthesia Educational Programs, Inc. (the “Company”) was incorporated on March 9, 1993 in Iowa and has its corporate offices located in Des Moines, Iowa.  The Company provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.

2 -	Sale of Assets

Effective August 20, 2009, the Company entered into an asset purchase agreement (“Agreement”) whereby the Company sold all of its operating assets and all of its operations to Valley Anesthesia, Inc. (“Buyer”), a Delaware corporation.  Consideration received included a.) $2,000,000 in cash, b.) $2,000,000 note (recorded at $1,702,883 of fair value) c.) receivable for a earn out provision at its $79,990 of present value, and d.) transfer of liabilities in a net amount of $55,342.  Assets sold included the website and domain, inventory, office machinery, receivables, prepaid but unearned revenues, trademarks, copyrights, trade names and all other intellectual property including goodwill.

3 -	Summary of Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity.  These accounting policies are in conformity with accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

a.
Cash and Cash Equivalents - The Company considers all short-term investments, with an original maturity of three months or less, to be cash equivalents.  Accounts at banking institutions may at times exceed federally insured limits.  As of August 31, 2009, the Company had $423,947 over such limits.

b.
Revenue Recognition - The Company derives its revenue substantially from fees charged for courses and manuals.  The fee is recognized as revenue at the time of the attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. All courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when payments are received in advance of the time of the attendance at the course and when the manual and study guides are shipped. The Company does not accept returns of manuals and study guides.

c.	Cost of Revenue - Cost of revenue includes costs of printing, costs of facilities used for presentation of courses, preparation of course materials, and other costs.

d.
Shipping and Handling Costs - Costs incurred for shipping and handling, included in selling and administrative expense in the approximate amount of $5,449 for the eight months ended August 31, 2009, are expensed as incurred.

Continued

6

e.
Accounts Receivable - The Company does not have a general provision for doubtful accounts.  Accounts receivable generally consist of the amount due on the receipt of payment from the company processing credit card payments from customers.

f.
Inventory - The Company generally does not maintain an inventory of manuals and study guides.  These materials are ordered from the printing company as orders from customers are received.  Manuals received and not yet shipped are carried at cost computed on a first-in, first-out basis.

g.
Fixed Assets - Fixed assets are carried at cost.  Depreciation of office equipment is calculated using the straight line method over the three year estimated useful lives of the related assets.  Expenditures for repairs and maintenance are charged to expense as incurred.

h.
Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, future cash flows associated with impairment testing for long-lived assets and contingencies.

i.
Fair Value of Financial Instruments - The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses which approximate fair value because of their short maturities.

j.
Impairment of Long-Lived Assets - In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.  At August 31, 2009, the Company does not believe that any impairment has occurred.

k.
Recently Issued Accounting Pronouncements - In September 2009, the Company implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).  All of the content included in the Codification is considered authoritative.  The Codification is not intended to amend GAAP, but codifies previous accounting literature.  The Company has changed the referencing of authoritative accounting literature to conform to the Codification.

In May 2009 the Company adopted ASC 855-10 “Subsequent Events”.  The Codification does not require significant changes regarding recognition or disclosure of subsequent events, but does require disclosure of the date through which subsequent events have been evaluated for disclosure and recognition.  The Codification is effective for financial statements issued after June 15, 2009.  The adoption did not have a significant impact on the Company’s financial statements.

The Company adopted Accounting Standards Update (“ASU”) 2009-13, “Multiple-Deliverable Revenue Arrangements a consensus of the FASB Emerging Issues Task Force”.   This ASU establishes a selling price hierarchy for determining the selling price of a deliverable, inclusive of an estimated selling price if neither vendor specific objective evidence nor third party evidence is available.  While this ASU was issued in October 2009, early adoption is permitted.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

l.	Income Taxes - The Company has elected to be taxed as an S Corporation under the Internal Revenue Code and applicable state statues. Accordingly, no provision has been made for federal or state taxes.
ASC 740, Accounting for Uncertainty in Income Taxes is effective for the Company’s fiscal period beginning January 1, 2009.  ASC 740 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements.

Continued

7

Although the Company is considered a pass-through entity for federal and state income tax purposes, ASC 740 is applicable.  The Financial Accounting Standards Board has deferred guidance on the application of the provisions of ASC 740 as they relate to pass-through entities.  However, certain taxing jurisdictions do not recognize the Company’s income tax status as a pass-through entity.  The Company’s accounting policy for evaluating uncertain tax positions taken or expected to be taken in income tax filings, should they arise, is based on its assessment of tax positions that have uncertainty as to the probability of being sustained upon examination by those jurisdictions.  Therefore, the Company may be subject to income tax liability-related exposures.

The Company has determined that there are no unrecognized tax positions pursuant to ASC 740.

In addition to its federal income tax return, the Company was obligated to file in the following jurisdictions; Florida, Minnesota, Pennsylvania, Ohio, Tennessee, Texas, North Carolina, and Iowa.  All periods within the applicable jurisdictions’ statutes of limitation remain open to government audit.

m.
Earnings Per Share - Basic earnings per share is computed using the weighted average number of shares of common stock outstanding.  The Company had no common equivalent shares outstanding, which would have had a dilutive effect on the earnings per share.

n.	Industry Segment Information - The Company has determined that they operate under one segment, and are not required to report on their operations by segment.

4 -	Note receivable

In connection with the sale of its net assets, the Company received a note as partial consideration.  The note’s face value is $2,000,000, but has been recorded at its fair value of $1,702,883 at the date of sale.  Payments are to be received in equal monthly installments of $35,494.72, inclusive of interest at a stated rate of 2.5% and effective rate of 6.6%, commencing August 20, 2010.  The note is secured by an interest in the assets sold and all additions and accessions thereto.

5 -	Other Assets

Other assets represent the fair value of the earn out provisions pursuant to the asset purchase agreement.  These provisions provide that the Company shall receive stipulated percentages of net revenues generated by identified new service lines for stated calendar years subject to identified restrictions.

6 -	Fixed Assets

As described in Note 2, the Company sold certain assets, including the Company’s fixed assets.  Depreciation expense was $6,578 during the eight months ended August 31, 2009.

7 -	Commitment and Contingencies

a.
Lease - The Company rents office space from one of its shareholders on a month to month basis.  The Company pays $656 per month for rent.  Rent expense for the eight months ended August 31, 2009 was $5,250.

b.
Retirement Plan - The Company has a profit sharing plan for certain eligible employees who work more than 1,000 hours per year.  The Company did not make contributions during the eight months ended August 31, 2009.  Employer contributions begin vesting at 20% after year two and are fully vested after six years.

Continued

8

8 -	Income Taxes

The Company's successor in connection with the sale of its assets and operations as described in the Subsequent Event footnote, is to be taxed as a C Corporation, and as such will incur its own income taxes.  Had the Company not been an S Corporation, and had it incurred its own income taxes, the provision for such would be as follows;

	For the Eight Months Ended December 31, 2008
	Federal	State	Total
Current	$1,176,000	$259,000	$1,435,000
Deferred	130,000	29,000	159,000
	$1,306,000	$288,000	$1,594,000

Net deferred tax assets (liabilities) as at August 31, 2009 would have included the following components;

		Deferred Tax Asset (Liability)
	Temporary Difference	Federal	State	Total
Accounts receivable	$(16,000)	$(5,000)	$(1,000)	$(6,000)
Other assets	(80,000)	(27,000)	(6,000)	(33,000)
Discount on note receivable	297,000	101,000	21,000	122,000
Prepaid expenses	(5,000)	(2,000)	-	(2,000)
Accounts payable	65,000	22,000	5,000	27,000
Accrued expenses	33,000	11,000	2,000	13,000
	$294,000	$100,000	$21,000	$121,000

No valuation allowance has been considered against the deferred tax assets in as much as the Company would expect to realize the full amount of the deferred tax assets.

Pro forma net income and net income per share are as follows:

Net income as reported	$4,111,643
Provision for income taxes	1,594,000
Pro forma net income	$2,517,643

Per share data - basic diluted:

Net income as reported	$41,116.43
Provision for income taxes	15,940.00
Pro forma net income	$25,176.43
Weighted average number of shares outstanding - basic and diluted	100

Continued

9

9 -	Subsequent Events

Subsequent events have been evaluated for disclosure and recognition through December 31, 2009.

10

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial information is based upon Florham Consulting Corp.’s (“Florham”) historical consolidated financial information incorporated by reference in this Form 8-K and the historical financial statements of Educational Investors, Inc. and its wholly owned subsidiary Valley Anesthesia, Inc. (EII and VAI, respectively), Valley Anesthesia Educational Programs, Inc. (VAEP) and Training Direct, LLC (TD LLC) financial statements included elsewhere herein. The pro forma financial information has been prepared to reflect the proposed Merger as a reverse merger between EII and Florham and the acquisition of TD LLC by EII immediately after the reverse merger. The acquisitions of Florham and TD LLC by EII are being accounted for as purchase accounting transactions. The historical consolidated financial information has been adjusted to give effect to pro forma events that are directly attributable to the Merger and factually supportable and reasonably estimable with respect to option expense calculations and contingent earnout fair value calculations. The unaudited pro forma condensed consolidated balance sheets have been prepared as of September 30, 2009 and December 31, 2008 to give effect to the Merger as if it had occurred on those dates. The unaudited pro forma condensed consolidated statements of operations, which have been prepared for the nine months ended September 30, 2009 and for the year ended December 31, 2008, give effect to the Merger as if it had occurred at the beginning of each such period presented. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2008 gives effect to VAI’s purchase on August 20, 2009 of VAEP’s net assets as if it occurred at the beginning of the period and the unaudited pro forma condensed consolidated balance sheet as at December 31, 2008 reflects the purchase of VAEP’s net assets by VAI as if it occurred at that date.

1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY	TRAINING DIRECT, LLC	FLORHAM CONSULTING CORP.	PRO FORMA ADJUSTMENTS		PRO FORMA CONSOL- IDATED
	Sept. 30, 2009	Sept. 30, 2009	Sept. 30, 2009	Debits (Credits)
	(Historical)	(Historical)	(Historical)	(Unaudited)		(Unaudited)
	(Audited)	(Unaudited)	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$1,257,360	$7,733	$20,984	C,O	$(220,984)	$1,065,093
Accounts receivable	21,615	161,952	6,400	O	(6,400)	183,567
Inventory and prepaid expenses	3,651	-	850	O	(850)	3,651
Assets of discontinued operations	-	-	-	O	28,234	28,234
Total current assets	1,282,626	169,685	28,234		(200,000)	1,280,545

Fixed assets, net	5,356	128,323	-		-	133,679

Other Assets:
Investment in subsidiary	-	-	-	C,D,M,N	-	-
Intangible assets, net	3,691,954	-	-	D	648,000	4,339,954
Deferred tax asset	57,000	-	-		-	57,000
Goodwill	183,557	-	-	D	270,613	454,170
Other	-	2,358	-		-	2,358
Total other assets	3,932,511	2,358	-		918,613	4,853,482

	$5,220,493	$300,366	$28,234		$718,613	$6,267,706

LIABILITIES, STOCKHOLDERS' AND MEMBERS' EQUITY
Current Liabilities:
Bank loan payable	$-	$4,843	$-		$-	$4,843
Current portion of capital lease	-	15,065	-		-	15,065
Accounts payable	66,939	27,267	-		-	94,206
Accrued expenses	79,633	17,787	4,578	O	4,578	97,420
Income taxes payable	57,000	-	-		-	57,000
Acquisition costs payable	-	-	-	C	(200,000)	200,000
Deferred revenue	930,455	75,816	-		-	1,006,271
Liabilities of discontinued ops.	-	-	-	O	(4,578)	4,578
	1,134,027	140,778	4,578		(200,000)	1,479,383
Long term liabilities, net of current portion:
Note payable	1,712,272	-	-	C	(118,613)	1,830,885
Capital lease obligation	-	28,922	-		-	28,922
Other	79,990	-	-		-	79,990
	1,792,262	28,922	-		(118,613)	1,939,797

STOCKHOLDERS' AND MEMBERS' EQUITY
Capital stock	16,667	-	17	C,M,N	14,719	1,965
Additional paid-in capital	2,461,489	-	95,033	C,D,N	(745,385)	3,301,907
Retained earnings	(163,802)	-	(71,394)	C	200,000	(435,196)
Members' equity	-	130,666	-	D	130,666	-
Note receivable - stockholders	(20,150)	-	-		-	(20,150)
	2,294,204	130,666	23,656		(400,000)	2,848,526

	$5,220,493	$300,366	$28,234		$(718,613)	$6,267,706

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.	TRAINING DIRECT, LLC	FLORHAM CONSULTING CORP.	PRO FORMA ADJUSTMENTS		PRO FORMA CONSOL- IDATED
	Dec. 31, 2008	Dec. 31, 2008	Dec. 31, 2008	Debits (Credits)
	(Historical)	(Historical)	(Historical)	(Unaudited)		(Unaudited)
	(Audited)	(Audited)	(Audited)
ASSETS
Current Assets:
Cash and cash equivalents	$266,093	$10,611	$34,853	A,B,C,O	$375,303	$686,860
Accounts receivable	-	96,227	8,525	O	(8,525)	96,227
Inventory and prepaid expenses	11,680	-	-		-	11,680
Assets of discontinued operations	-	-	-	O	43,378	43,378
Total current assets	277,773	106,838	43,378		410,156	838,145

Fixed assets, net	17,451	21,206	-		-	38,657

Other Assets:
Investment in subsidiary	-	-	-	C,D,M,N	-	-
Intangible assets, net	-	-	-	B,D	4,302,658	4,302,658
Goodwill	-	-	-	B,D	454,170	454,170
Other	-	2,358	-		-	2,358
Total other assets	-	2,358	-		4,756,828	4,759,186

	$295,224	$130,402	$43,378		$5,166,984	$5,635,988

LIABILITIES, STOCKHOLDERS' AND MEMBERS' EQUITY
Current Liabilities:
Accounts payable	$9,619	$28,409	$-		$-	$38,028
Accrued expenses	103,386	7,772	6,617	O	6,617	111,158
Acquisition costs payable	-	-	-	B,C,O	(516,733)	516,733
Deferred revenue	704,775	20,447	200	B,O	(215,142)	940,564
Liabilities of discontinued ops.	-	-	-	O	(6,817)	6,817
	817,780	56,628	6,817		(732,075)	1,613,300
Long term liabilities, net of current portion:
Note payable	-	-	-	B,C	(1,821,496)	1,821,496
Other	-	-	-	B	(79,990)	79,990
	-	-	-		(1,901,486)	1,901,486

STOCKHOLDERS' AND MEMBERS' EQUITY
Capital stock	1,000	-	17	A,C,M,N	(948)	1,965
Additional paid-in capital	-	-	91,683	A,C,D,E,N	(2,627,426)	2,719,109
Retained earnings	(523,556)	-	(55,139)	A,B,C,E	1,177	(579,872)
Members' equity	-	73,774	-	D	73,774	-
Note receivable - stockholders	-	-	-	A	20,000	(20,000)
	(522,556)	73,774	36,561		(2,533,423)	2,121,202

	$295,224	$130,402	$43,378		$(5,166,984)	$5,635,988

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.	EDUCATIONAL INVESTORS, INC. AND SUBSIDIARY	TRAINING DIRECT, LLC	FLORHAM CONSULTING CORP.	PRO FORMA ADJUSTMENTS		PRO FORMA CONSOL- IDATED
	For the Period From January 1, 2009 to August 20, 2009	For the Period From July 20, 2009 (Inception) through September 30, 2009	For the Nine Months Ended September 30, 2009	For the Nine Months Ended September 30, 2009
	(Historical)	(Historical)	(Historical)	(Historical)	Debits (Credits)
	(Unaudited)	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Continuing operations:
Net revenue	$923,903	$333,765	$819,870	$7,550	O	$7,550	$2,077,538
Costs and expenses:
Cost of revenue	196,502	76,104	282,284	-		-	554,890
Selling and admin. expenses	257,301	60,423	477,185	23,839	H,O	107,411	926,159
Acquisition costs	-	316,733	-	-	C	200,000	516,733
Stock based compensation	-	-	-	-	F,G	1,004,613	1,004,613
Depreciation and amortization	6,578	35,068	12,009	-	I	315,796	369,451
	460,381	488,328	771,478	23,839		1,627,820	3,371,846
Income (loss) from operations	463,522	(154,563)	48,392	(16,289)		(1,620,270)	(1,294,308)
Other income (expense):
Interest expense	-	(9,389)	-	-		-	(9,389)
Interest income	3,674	150	-	34	J,O	416	4,274
Gain on sale of assets	3,644,447	-	-	-	K	(3,644,447)	-
	3,648,121	(9,239)	-	34		(3,644,031)	(5,115)
Income (loss) from continuing operations before income taxes	4,111,643	(163,802)	48,392	(16,255)		(5,264,301)	(1,299,423)
Provision for (benefit from) income taxes
Current	-	57,000	-	-	L	28,000	85,000
Deferred	-	(57,000)	-	-	L	(28,000)	(85,000)
	-	-	-	-		-	-
Income (loss) from continuing operations	4,111,643	(163,802)	48,392	(16,255)		(5,264,301)	(1,299,423)
Loss from discontinued operations	-	-	-	-	O	(16,255)	(16,255)
Net income (loss)	$4,111,643	$(163,802)	$48,392	$(16,255)		$(5,280,556)	$(1,315,678)

Net loss per share, basic and diluted:
Loss from continuing operations							$(0.07)
Loss from discontinued operations							(0.00)
Net loss							$(0.07)

Weighted average shares used to compute proforma basic and diluted net loss per share							19,645,033

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.	TRAINING DIRECT, LLC	FLORHAM CONSULTING CORP.	PRO FORMA ADJUSTMENTS		PRO FORMA CONSOLIDATED
	(Historical)	(Historical)	(Historical)	Debits (Credits)
	(Audited)	(Audited)	(Audited)	(Unaudited)		(Unaudited)
Continuing operations:
Net revenue	$1,864,573	$833,679	$14,025	O	$14,025	$2,698,252
Costs and expenses:
Cost of revenue	467,280	268,965	250	O	(250)	736,245
Selling and admin. expenses	660,118	545,723	30,671	H,O	179,329	1,415,841
Acquisition costs	-	-	-	B,C	516,733	516,733
Stock based compensation	-	-	-	A,F,G	1,098,678	1,098,678
Depreciation and amortization	10,422	29,241	-	I	467,615	507,278
	1,137,820	843,929	30,921		2,262,105	4,274,775
Income (loss) from operations	726,753	(10,250)	(16,896)		(2,276,130)	(1,576,523)
Other income (expense):
Interest income	5,392	-	640	J,O	160	6,192
	5,392	-	640		160	6,192
Income (loss) from continuing operations before income taxes	732,145	(10,250)	(16,256)		(2,275,970)	(1,570,331)
Provision for (benefit from) income taxes
Current	-	-	-	L	76,000	76,000
Deferred	-	-	-	L	(76,000)	(76,000)
	-	-	-		-	-
Income (loss) from continuing operations	732,145	(10,250)	(16,256)		(2,275,970)	(1,570,331)
Loss from discontinued operations	-	-	-	O	(16,256)	(16,256)
Net income (loss)	$732,145	$(10,250)	$(16,256)		$(2,292,226)	$(1,586,587)

Net loss per share, basic and diluted:
Loss from continuing operations						$(0.08)
Loss from discontinued operations						(0.00)
Net loss						$(0.08)

Weighted average shares used to compute proforma basic and diluted net loss per share						19,645,033

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated finanical statements.

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.	Basis of Presentation

On December 31, 2009, Florham, EII and the EII Securityholders deemed all closing conditions to be satisfied and, accordingly, consummated the purchase and sale of the subject interests as outlined in the Merger Agreement and the Purchase Agreement, effectively completing the Reverse Merger and the TD LLC acquisition, all as more fully described elsewhere throughout this filing. The consolidated company will change its name to Educational Investors Corp.

As a result of the Reverse Merger, Florham owns 100% of the capital stock of EII, EII owns 100% of the capital stock of Valley Anesthesia, Inc., which in turn owns certain assets and assumed certain liabilities and operations of Valley, and EII owns 100% of the membership interests of Training Direct. The former stockholders of EII own an aggregate of 6,000,000 shares of Florham common stock after giving effect to the transactions, but before giving effect to dilution resulting from the conversion by the former stockholders of EII of any of their shares of Series A Preferred Stock or exercise of any options to purchase common stock issued to our officers, directors and consultants. See Description of Securities, and elsewhere throughout the document, for further details with respect to post Reverse Merger ownership, potential dilution and other related factors. Subsequent to the reverse merger and TD LLC acquisition, the prior activities of Florham will be discontinued, and, therefore, the pro forma unaudited condensed consolidated financial statements reflect the assets, liabilities and operating activities of Florham as being from discontinued operations.

The consolidated company’s principal executive offices are located in 845 Third Ave., New York, NY, and its principal operating offices continue to be located in Clive, IA and Bridgeport, CT. See “Security Ownership of Certain Beneficial Owners and Management and Principal Stockholders” for a detailed description of the post Reverse Merger management team.

2.	Purchase Price

Prior to the Reverse Merger, Florham was an OTCBB traded public corporation principally deriving its revenues from offering Internet professional services, including the provision of integrated strategic creative and technology services enabling its clients to maximize their respective Internet businesses. The Board of Directors of Florham assessed its operations, and identified the business of the EII Group as a candidate to expand the potential for future profits, cash flows and correspondingly increase stockholder value, and therefore entered into the agreements that effectively allowed for the Reverse Merger consummation.

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3.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements include pro forma adjustments to give effect to the balance sheets of Florham as of September 30, 2009 and December 31, 2008, as the pro forma adjustments relate to the Reverse Merger and the TD LLC acquisition transactions.

A.
To reflect the impact in the pro forma financial statements from the sale of 16,666,667 shares of Educational Investors, Inc. of common stock on August 20, 2009. Simultaneous with the above, EII sold 2,333,334 options to two of its executives, with 50% of the options having an exercise price of $0.25 and the remaining 50% of the options having a $0.45 exercise price. EII took back two $10,000 notes, as issued by the executives as consideration for the option sales, totaling $20,000; the notes bear interest at 4% and mature on August 14, 2014. The fair value of the combined options at the date of sale was determined (using a Black-Scholes option pricing model) to be $28,000, therefore exceeding the total notes received by $8,000: such difference was charged to pro forma operations as stock based compensation. The transaction is more fully described in the audited financial statements of Eductional Investors, Inc. and Subsidiary as at and for the period ended September 30, 2009, as included in Exhibit 99.3 of this filing.

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Cash received for share issuance	N/A	(1)	$2,450,156
Common stock issued at par value of $0.001 per share	N/A	(1)	16,667
Additional paid-in capital on share issuance	N/A	(1)	2,461,489
Notes issued for the sale of two options	N/A	(1)	20,000
Non-cash stock based compensation charge on options	N/A	(1)	8,000
(1) The Valley Anesthesia Educational Programs, Inc. "Historical" August 31, 2009 amounts include the transaction which closed on August 20, 2009.

B.
To reflect the impact in the pro forma financial statements of the acquisition of certain assets and the assumption of certain liabilities of Valley Anesthesia Educational Programs, Inc. by Educational Investors, Inc.'s subsidiary, Valley Anesthesia, Inc., arising out of a purchase method of accounting transaction that closed on August 20, 2009. The allocation of the transaction amounts are set forth below:

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Cash disbursed in the acquisition	N/A	(1)	$2,000,000
Fair value of note issued as consideration in acquisition	N/A	(1)	1,702,883
Present value of contingent consideration under future earnout	N/A	(1)	79,990
Deferred revenue performance obligation assumed	N/A	(1)	215,342
Accrued and expensed estimated acquisition-related costs	N/A	(1)	316,733
Identified intangible asssets acquired	N/A	(1)	3,654,658
Value assigned to goodwill acquired in the transaction	N/A	(1)	183,557
Cash acquired in acquisition	N/A	(1)	160,000

(1) The Valley Anesthesia Educational Programs, Inc. "Historical" August 31, 2009 amounts include the transaction which closed on August 20, 2009.

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C.
To reflect the impact in the pro forma financial statements of the acquisition of 100% of the membership interests of TD LLC by Florham, as such transaction closed on December 31, 2009. The consideration offered in the transaction included cash and Florham common stock, all as more fully described in the subsequent event note in the notes to the financial statements of TD LLC as included as Exhibit 99.2 of this filing.

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Cash disbursed in the acquisition of the membership interest	$200,000	b.	$200,000
Accrued and expensed estimated acquisition-related costs	200,000		200,000
Present value of contingent consideration under future earnout	118,613	c.	118,613
Common stock issued at par value of $0.001 per share	120	a.	120
Additional paid-in capital on share issuance	599,880	a.	599,880
Total investment in TD LLC membership interests (1)	918,613	d.	918,613
(1) Fair market value of Florham shares issued	$600,000	a.	$600,000
Cash disbursed in the acquisition of the membership interest	200,000	b.	200,000
Present value of contingent consideration under future earnout	118,613	c.	118,613
Total investment in TD LLC membership interest	$918,613	d.	$918,613

D.
To reflect the impact in the pro forma financial statements of the TD LLC membership interest acquisition price paid in excess of the cost basis of net-assets received, and the corresponding pro forma recording of identified intangible assets acquired, residual purchase price premium allocated to goodwill and the elimination of the investment account created in pro forma entry C above.

Pro forma period end:>	Sept. 30, 2009		Dec. 31, 2008
Pro forma adjustment description
Identified intangible asssets acquired	$648,000		$648,000
Value assigned to goodwill acquired in the transaction	270,613		270,613
Reclassification of retained membership interest's carrying value to additional paid-in capital	130,666	(1)	73,774
Elimination of investment account in pro forma consolidation	918,613		918,613
(1) The membership interest fluctuated with respect to the TD LLC's results of operations during the pro forma periods.

E.
To reflect the impact in the pro forma financial statements of the Valley Anesthesia Educational Programs, Inc. undistributed S corporation earnings as a contribution of capital, shown as an increase to additional paid-in capital and a reduction to retained earnings.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Additional paid-in capital and retained earnings	N/A	$523,556

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F.
To reflect the impact in the pro forma financial statements of the compensatory element of fully vested options granted to directors and consultants on December 31, 2009 for all pro forma periods as set forth below:

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Non-cash stock compensation expense and additional paid-in capital	746,417	746,417

G.
To reflect the impact in the pro forma financial statements of the compensatory element of the unvested portion of time vesting options granted to management on December 31, 2009 as if those options were granted at the beginning of all pro forma periods as set forth below:

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Non-cash stock compensation expense and additional paid-in capital	258,196	344,261

H.
To reflect the net impact in the pro forma financial statements of the revised employment agreements of management as if the revised agreements became effective at the beginning of all pro forma periods as set forth below:

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Net increase to management's salaried compensation as a result of revised employment agreements	131,250	210,000

I.	To reflect the impact in the pro forma financial statements of amortization expense resulting from the acquisition of identified intangible assets as detailed in the pro forma entries listed above.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Amortization expense	315,796	467,615

J.
To reflect the impact in the pro forma financial statements related to interest income earned on the notes receivable from officers/stockholders taken back on the option sales as discussed in pro forma journal entry A. above.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Interest income	450	800

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K.
To reflect the impact in the pro forma financial statements related to the reversal of the gain recognized in the Valley Anesthesia Educational Program, Inc. August 20, 2009 asset sale to Valley Anesthesia, Inc. as such amount is included in the Valley Anesthesia Educational Programs, Inc.'s historical amounts for the period ended September 30, 2009, and is not representative of future period results of operations, and is therefore reversed from consolidated pro forma results.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Gain on sale of assets	$3,644,447	N/A	(1)
(1) The information described above was not reflected in the December 31, 2008 historical column of the pro forma financial statements and therefore no pro forma reversal adjustment is required for pro forma periods prior to August 20, 2009. The gain recognized on the August 20, 2009 asset sale/purchase between Valley Anesthesia, Inc. and Valley Anesthesia Educational Programs, Inc. is included in the historical columns for the September 30, 2009 period of Valley Anesthesia Educational Programs, Inc. in the attached pro forma statements. The gain on the sale/purchase event is reversed from the September 30, 2009 period's historical column accordingly.

L.
To reflect the impact in the pro forma financial statements related to current and deferred income tax expense related to pro forma results of operations as if the transactions occured at the beginning of the representative periods.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Deferred tax benefit	28,000	76,000
Current tax expense (reduction to current tax expense)	(28,000)	(76,000)

M.	To reflect the impact in the pro forma financial statements related to the issuance of the Florham shares to EII shareholders, all as more fully described elswhere in this filing.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Investment in subsidiary and capital stock issued	1,828	1,828

N.	To reflect the impact in the pro forma financial statements related to the elimination of investment in subsidiary.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Investment in subsidiary	16,667	17,667
Capital stock	1,828	1,828
Additional paid-in capital	14,839	15,839

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O.
To reflect the impact in the pro forma financial statements related to Florham's discontinuance of its pre-merger activities and business, and to reflect such assets, liabilities and operating activity as discontinued operations.

Pro forma period end:>	Sept. 30, 2009	Dec. 31, 2008
Pro forma adjustment description
Cash and cash equivalents	20,984	34,853
Accounts receivable	6,400	8,525
Inventory and prepaid expenses	850	-
Accrued expenses	4,578	6,617
Deferred revenue	-	200
Net revenue	7,550	14,025
Cost of revenue	-	250
Selling and administrative expenses	23,839	30,671
Interest income	34	640

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